UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09455

Nuveen New Jersey Quality Municipal Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: August 31, 2024

Item 1.	Reports to Stockholders.

Closed-End Funds	August 31, 2024

Nuveen Municipal

Closed-End Funds

Nuveen Arizona Quality Municipal Income Fund	NAZ

Nuveen California AMT-Free Quality Municipal Income Fund	NKX

Nuveen California Municipal Value Fund	NCA

Nuveen California Quality Municipal Income Fund	NAC

Nuveen New Jersey Quality Municipal Income Fund	NXJ

Nuveen New York AMT-Free Quality Municipal Income Fund	NRK

Nuveen New York Municipal Value Fund	NNY

Nuveen New York Quality Municipal Income Fund	NAN

Nuveen Pennsylvania Quality Municipal Income Fund	NQP

Table

of Contents

Important Notices

Change in Fiscal and Tax Year-Ends: Effective March 1, 2024, the Funds’ fiscal and tax year ends changed from February 28/29 to August 31. As a result, the Funds began to adhere to the fiscal reporting and regulatory filing schedule required by an August 31 fiscal year end and this annual report is for the period March 1, 2024 through August 31, 2024.

Management fees: As of May 1, 2024, each Fund’s overall complex-level fee begins at a maximum rate of 0.1600% of the Fund’s average daily net assets, with breakpoints for eligible complex-level assets above $124.3 billion.

Changes in Independent Registered Public Accounting Firm

(a) Previous independent registered public accounting firm: On October 24, 2024, the Funds’ Board of Trustees (the “Board”), upon recommendation from the Audit Committee, notified KPMG LLP (“KPMG”) that it would be dismissed as the independent registered public accounting firm for the Funds effective upon (i) completion of KPMG’s audit of the Funds’ financial statements to be included in the Funds’ Annual Report on Form N-CSR (the “2024 Annual Report”) for the fiscal year ended August 31, 2024 and (ii) the issuance of KPMG’s report on the same. KPMG’s dismissal as the Funds’ independent registered public accounting firm was effective on October 29, 2024, which is the date on which KPMG issued their report on their audit of the Funds’ financial statements to be included in the 2024 Annual Report. KPMG’s audit reports on the Funds’ financial statements as of and for the fiscal years and period ended August 31, 2024, February 29, 2024, and February 28, 2023 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal years and period ended August 31, 2024, February 29, 2024, and February 28, 2023, and the subsequent interim period through October 29, 2024, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. During the Funds’ fiscal years and period ended August 31, 2024, February 29, 2024, and February 28, 2023 and the subsequent interim period through October 29, 2024, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(b) New independent registered public accounting firm: On October 24, 2024, the Board, upon recommendation from the Audit Committee, engaged PricewaterhouseCoopers LLP (“PwC”) as the new independent registered public accounting firm for the Funds for the fiscal year ended August 31, 2025 audit. During the Funds’ fiscal years and period ended August 31, 2024, February 29, 2024, and February 28, 2023, and the subsequent interim period through October 29, 2024, the Funds have not consulted with PwC regarding any of the matters described in Regulation S-K Item 304 (“S-K 304”), S-K 304(a)(2)(i) or S-K 304(a)(2)(ii) disclosure.

Discussion of Fund Performance

Nuveen Arizona Quality Municipal Income Fund (NAZ)

Nuveen California ATM-Free Quality Municipal Income Fund (NKX)

Nuveen California Municipal Value Fund (NCA)

Nuveen California Quality Municipal Income Fund (NAC)

Nuveen New Jersey Quality Municipal Income Fund (NXJ)

Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)

Nuveen New York Municipal Value Fund (NNY)

Nuveen New York Quality Municipal Income Fund (NAN)

Nuveen Pennsylvania Quality Municipal Income Fund (NQP)

Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, is the investment adviser for Nuveen Arizona Quality Municipal Income Fund (NAZ), Nuveen California AMT-Free Quality Municipal Income Fund (NKX), Nuveen California Municipal Value Fund (NCA), Nuveen California Quality Municipal Income Fund (NAC), Nuveen New Jersey Quality Municipal Income Fund (NXJ), Nuveen New York AMT-Free Quality Municipal Income Fund (NRK), Nuveen New York Municipal Value Fund (NNY), Nuveen New York Quality Municipal Income Fund (NAN) and Nuveen Pennsylvania Quality Municipal Income Fund (NQP).

The portfolio managers for NAZ are Michael Hamilton and Stephen Candido, CFA. The portfolio managers for NKX, NCA, NAC, NRK and NAN are Scott Romans, PhD., and Kristen DeJong, CFA. The portfolio managers for NXJ and NQP are Paul Brennan, CFA, and Steven Hlavin. The portfolio managers for NRK are Scott Romans, PhD., and Kristen DeJong, CFA.

Below is a discussion of Fund performance and the factors that contributed and detracted during the abbreviated annual reporting period from March 1, 2024, through August 31, 2024. For more information on Fund investment objectives and policies, please refer to the Shareholder Update section at the end of the report.

Nuveen Arizona Quality Municipal Income Fund (NAZ)

What factors affected markets during the abbreviated annual reporting period?

•	Municipal bond yields rose in the first half of the reporting period, then fell in the second half. As a result, longer-term bonds generally yielded more than shorter-term bonds.

•	Credit fundamentals remained strong, with default activity at low levels. Although supply has increased in 2024 year-to-date, demand for municipal debt remained solid.

What key strategies were used to manage the Fund during the abbreviated annual reporting period?

•	The Fund’s trading activity remained focused on pursuing its investment objectives. There were no material changes to the Fund’s positioning.

•

The portfolio management team took advantage of periods of market weakness to buy bonds at attractive valuations and continued to seek enhanced income opportunities by selling bonds with lower book yields and replacing them with bonds with higher book yields.

How did the Fund perform and what factors affected relative performance?

For the abbreviated annual reporting period from March 1, 2024, through August 31, 2024, NAN returned 1.80%. The Fund performed in line with the returns of the S&P Municipal Bond New York Index, which returned 1.77%.

Top contributors to relative performance

•	Credit quality positioning, including an overweight to lower-rated bonds and underweight to higher-rated bonds.

•	Duration and yield curve positioning, driven by an overweight to long-maturity bonds and an underweight to intermediate-maturity bonds.

•	Overweights to sectors with greater exposure to lower-rated bonds, including health care, airport, multi-family housing and other revenue bonds.

Top detractors from relative performance

•	Exposure to bonds within the six- to eight-year duration range.

•	Underweight to the life care sector.

•	The Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares detracted from relative performance over the reporting period.

Nuveen California AMT-Free Quality Municipal Income Fund (NKX)

What factors affected markets during the abbreviated annual reporting period?

•	Municipal bond yields rose in the first half of the reporting period, then fell in the second half. As a result, longer-term bonds generally yielded more than shorter-term bonds.

•	Credit fundamentals remained strong, with default activity at low levels. Although supply has increased in 2024 year-to-date, demand for municipal debt remained solid.

What key strategies were used to manage the Fund during the abbreviated annual reporting period?

•	The Fund’s trading activity remained focused on pursuing its investment objectives. There were no material changes to the Fund’s positioning.

•	The portfolio management team took advantage of periods of market stress to buy bonds at attractive valuations and continued to carefully manage the Fund’s income sustainability via tactical trading.

How did the Fund perform and what factors affected relative performance?

For the abbreviated annual reporting period from March 1, 2024, through August 31, 2024, NKX returned 2.31%. The Fund outperformed the returns of the S&P Municipal Bond California Index, which returned 1.74%.

Top contributors to relative performance

•	Credit quality positioning, specifically an overweight to lower-rated bonds and underweight to higher-rated bonds.

•	Duration and yield curve positioning, specifically an overweight to long-maturity bonds and underweight to intermediate-maturity bonds.

•	The Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares contributed to relative performance over the reporting period.

Top detractors from relative performance

•	Exposure to bonds within the six- to eight-year duration range.

•	Underweight to the life care sector.

Discussion of Fund Performance (continued)

Nuveen California Municipal Value Fund (NCA)

What factors affected markets during the abbreviated annual reporting period?

•	Municipal bond yields rose in the first half of the reporting period, then fell in the second half. As a result, longer-term bonds generally yielded more than shorter-term bonds.

•	Credit fundamentals remained strong, with default activity at low levels. Although supply has increased in 2024 year-to-date, demand for municipal debt remained solid.

What key strategies were used to manage the Fund during the abbreviated annual reporting period?

•	The Fund’s trading activity remained focused on pursuing its investment objectives. There were no material changes to the Fund’s positioning.

•	The portfolio management team took advantage of periods of market stress to buy bonds at attractive valuations and continued to carefully manage the Fund’s income sustainability via tactical trading.

How did the Fund perform and what factors affected relative performance?

For the abbreviated annual reporting period from March 1, 2024, through August 31, 2024, NCA returned 1.99%. The Fund outperformed the returns of the S&P Municipal Bond California Index, which returned 1.74%.

Top contributors to relative performance

•	Credit quality positioning, specifically an overweight to lower-rated bonds and underweight to higher-rated bonds.

•	Duration and yield curve positioning, specifically an overweight to long-maturity bonds and underweight to intermediate-maturity bonds.

•	Overweights to sectors with greater exposure to lower-rated bonds, including health care, airport, multi-family housing and other revenue bonds.

Top detractors from relative performance

•	Exposure to bonds within the six- to eight-year duration range.

•	An underweight to the life care sector.

Nuveen California Quality Municipal Income Fund (NAC)

What factors affected markets during the abbreviated annual reporting period?

•	Municipal bond yields rose in the first half of the reporting period, then fell in the second half. As a result, longer-term bonds generally yielded more than shorter-term bonds.

•	Credit fundamentals remained strong. Although supply has increased in 2024 year-to-date, demand for municipal debt remained solid.

What key strategies were used to manage the Fund during the abbreviated annual reporting period?

•	The Fund’s trading activity remained focused on pursuing its investment objectives. There were no material changes to the Fund’s positioning.

•	The portfolio management team took advantage of periods of market stress to buy bonds at attractive valuations and continued to carefully manage the Fund’s income sustainability via tactical trading.

How did the Fund perform and what factors affected relative performance?

For the abbreviated annual reporting period from March 1, 2024, through August 31, 2024, NAC returned 2.37%. The Fund outperformed the returns of the S&P Municipal Bond California Index, which returned 1.74%.

Top contributors to relative performance

•	Credit quality positioning, specifically an overweight to lower-rated bonds and underweight to higher-rated bonds.

•	Duration and yield curve positioning, driven by an overweight to long-maturity bonds and an underweight to intermediate-maturity bonds.

•	The Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares contributed to relative performance over the reporting period.

Top detractors from relative performance

•	Underweight to the life care sector.

Nuveen New Jersey Quality Municipal Income Fund (NXJ)

What factors affected markets during the abbreviated annual reporting period?

•	Municipal bond yields rose in the first half of the reporting period, then fell in the second half. As a result, longer-term bonds generally yielded more than shorter-term bonds.

•	Credit fundamentals remained strong. Although supply has increased in 2024 year-to-date, demand for municipal debt remained solid.

What key strategies were used to manage the Fund during the abbreviated annual reporting period?

•	The Fund’s trading activity remained focused on pursuing its investment objectives. There were no material changes to the Fund’s positioning.

•	The portfolio management team took advantage of periods of market stress to buy bonds at attractive valuations and continued to carefully manage the Fund’s income sustainability via tactical trading.

How did the Fund perform and what factors affected relative performance?

For the abbreviated annual reporting period from March 1, 2024, through August 31, 2024, NXJ returned 1.17%. The Fund underperformed the returns of the S&P Municipal Bond New Jersey Index, which returned 1.70%.

Top contributors to relative performance

•	Credit and sector allocations, driven by an overweight to bonds rated BBB and lower and underweights to A-rated bonds and New Jersey tax-supported debt.

•	Duration and yield curve positioning, which benefited from an overweight to 12-years and longer duration structures and a nearly neutral weight in zero- to two-year duration structures.

Top detractors from relative performance

Discussion of Fund Performance (continued)

•	Security selection, particularly in single-family housing bonds and industrial development revenue/pollution control revenue bonds.

•	The Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares detracted from relative performance over the reporting period.

Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)

What factors affected markets during the abbreviated annual reporting period?

•	Municipal bond yields rose in the first half of the reporting period, then fell in the second half. As a result, longer-term bonds generally yielded more than shorter-term bonds.

•	Credit fundamentals remained strong. Although supply has increased in 2024 year-to-date, demand for municipal debt remained solid.

What key strategies were used to manage the Fund during the abbreviated annual reporting period?

•	The Fund’s trading activity remained focused on pursuing its investment objectives. There were no material changes to the Fund’s positioning.

•	The portfolio management team took advantage of periods of market stress to buy bonds at attractive valuations and continued to carefully manage the Fund’s income sustainability via tactical trading.

How did the Fund perform and what factors affected relative performance?

For the abbreviated annual reporting period from March 1, 2024, through August 31, 2024, NRK returned 1.58%. The Fund performed in line with the returns of the S&P Municipal Bond New York Index, which returned 1.77%.

Top contributors to relative performance

•	Credit quality positioning, specifically an overweight to lower-rated bonds and underweight to higher-rated bonds.

•	Duration and yield curve positioning, driven by an overweight to long-maturity bonds and an underweight to intermediate-maturity bonds.

•	Overweights to sectors with greater exposure to lower-rated bonds, including health care, airport, multi-family housing and other revenue bonds.

Top detractors from relative performance

•	Underweight to the life care sector.

•	The Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares detracted from relative performance over the reporting period.

Nuveen New York Municipal Value Fund (NNY)

What factors affected markets during the abbreviated annual reporting period?

•	Municipal bond yields rose in the first half of the reporting period, then fell in the second half. As a result, longer-term bonds generally yielded more than shorter-term bonds.

•	Credit fundamentals remained strong. Although supply has increased in 2024 year-to-date, demand for municipal debt remained solid.

What key strategies were used to manage the Fund during the abbreviated annual reporting period?

•	The Fund’s trading activity remained focused on pursuing its investment objectives. There were no material changes to the Fund’s positioning.

•	The portfolio management team took advantage of periods of market stress to buy bonds at attractive valuations and continued to carefully manage the Fund’s income sustainability via tactical trading.

How did the Fund perform and what factors affected relative performance?

For the abbreviated annual reporting period from March 1, 2024, through August 31, 2024, NNY returned 1.88%. The Fund performed in line with the returns of the S&P Municipal Bond New York Index, which returned 1.77%.

Top contributors to relative performance

•	Credit quality positioning, specifically an overweight to lower-rated bonds and underweight to higher-rated bonds.

•	Duration and yield curve positioning, driven by an overweight to long-maturity bonds and underweight to intermediate-maturity bonds.

•	Overweights to sectors with greater exposure to lower-rated bonds, including health care, airport, multi-family housing and other revenue bonds.

Top detractors from relative performance

•	Underweight to the life care sector.

Nuveen New York Quality Municipal Income Fund (NAN)

What factors affected markets during the abbreviated annual reporting period?

•	Municipal bond yields rose in the first half of the reporting period, then fell in the second half. As a result, longer-term bonds generally yielded more than shorter-term bonds.

•	Credit fundamentals remained strong. Although supply has increased in 2024 year-to-date, demand for municipal debt remained solid.

What key strategies were used to manage the Fund during the abbreviated annual reporting period?

•	The Fund’s trading activity remained focused on pursuing its investment objectives. There were no material changes to the Fund’s positioning.

•	The portfolio management team took advantage of periods of market stress to buy bonds at attractive valuations and continued to carefully manage the Fund’s income sustainability via tactical trading.

How did the Fund perform and what factors affected relative performance?

For the abbreviated annual reporting period from March 1, 2024, through August 31, 2024, NAN returned 1.80%. The Fund performed in line with the returns of the S&P Municipal Bond New York Index, which returned 1.77%.

Top contributors to relative performance

Discussion of Fund Performance (continued)

•	Credit quality positioning, including an overweight to lower-rated bonds and underweight to higher-rated bonds.

•	Duration and yield curve positioning, driven by an overweight to long-maturity bonds and an underweight to intermediate-maturity bonds.

•	Overweights to sectors with greater exposure to lower-rated bonds, including health care, airport, multi-family housing and other revenue bonds.

Top detractors from relative performance

•	Exposure to bonds within the six- to eight-year duration range.

•	Underweight to the life care sector.

•	The Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares detracted from relative performance over the reporting period.

Nuveen Pennsylvania Quality Municipal Income Fund (NQP)

What factors affected markets during the abbreviated annual reporting period?

•	Municipal bond yields rose in the first half of the reporting period, then fell in the second half. As a result, longer-term bonds generally yielded more than shorter-term bonds.

•	Credit fundamentals remained strong. Although supply has increased in 2024 year-to-date, demand for municipal debt remained solid.

What key strategies were used to manage the Fund during the abbreviated annual reporting period?

•	The Fund’s trading activity remained focused on pursuing its investment objectives. There were no material changes to the Fund’s positioning.

•	The portfolio management team took advantage of periods of market stress to buy bonds at attractive valuations and continued to carefully manage the Fund’s income sustainability via tactical trading.

How did the Fund perform and what factors affected relative performance?

For the abbreviated annual reporting period from March 1, 2024, through August 31, 2024, NQP returned 3.30%. The Fund outperformed the returns of the S&P Municipal Bond Pennsylvania Index, which returned 2.11%.

Top contributors to relative performance

•

Credit and sector allocations, driven by an overweight to bonds rated BBB and lower and in revenue sectors such as hospitals and education, along with underweights to bonds rated A and higher and tax-supported sectors such as state and local general obligations.

•	Duration and yield curve positioning, including an overweight to 10-years and longer duration structures and an underweight in two- to eight-year duration structures.

•	The Fund’s use of leverage through inverse floating rate securities and the issuance of preferred shares contributed to relative performance over the reporting period.

Top detractors from relative performance

•	Security selection, particularly in single-family housing bonds and higher education bonds.

•	The Fund’s use of total return swaps for hedging purposes detracted over the reporting period.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard

& Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of August 31, 2024. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

		Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)		NAZ	NKX	NCA	NAC	NXJ
March		$0.0425	$0.0510	$0.0290	$0.0490	$0.0465
April		0.0425	0.0510	0.0290	0.0490	0.0465
May		0.0425	0.0510	0.0290	0.0490	0.0465
June		0.0725	0.0760	0.0290	0.0735	0.0785
July		0.0725	0.0760	0.0290	0.0735	0.0785
August		0.0725	0.0760	0.0290	0.0735	0.0785
Total Distributions from Net Investment Income		$0.3450	$0.3810	$0.1740	$0.3675	$0.3750

			Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)			NRK	NNY	NAN	NQP
March			$0.0465	$0.0280	$0.0485	$0.0455
April			0.0465	0.0280	0.0485	0.0455
May			0.0465	0.0280	0.0485	0.0455
June			0.0690	0.0280	0.0720	0.0780
July			0.0690	0.0280	0.0720	0.0780
August			0.0690	0.0280	0.0720	0.0780
Total Distributions from Net Investment Income			$0.3465	$0.1680	$0.3615	$0.3705

Yields	NAZ	NKX	NCA	NAC	NXJ	NRK
Market Yield[1]	7.46%	6.84%	3.88%	7.48%	7.39%	7.47%
Taxable-Equivalent Yield[1]	13.16%	14.89%	8.44%	16.24%	15.26%	15.46%

Yields				NNY	NAN	NQP
Market Yield[1]				3.92%	7.53%	7.49%
Taxable-Equivalent Yield[1]				8.10%	15.58%	13.34%

[1]

Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 43.3%, 54.1%, 54.1%, 54.1%, 51.6%, 51.7%,51.7%, 51.7% and 43.9% for NAZ, NKX, NCA, NAC, NXJ, NRK, NNY, NAN and NQP, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If the Fund’s distribution includes anything other than net investment income, the Fund will provide a notice to shareholders of its best estimate of the distribution sources at that the time of the distribution. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-

closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

The Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.

During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of August 31, 2024 (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	NAZ	NKX	NCA	NAC	NXJ
Common shares cumulatively repurchased and retired	133,000	230,000	-	383,000	1,960,343

Common shares authorized for repurchase	1,155,000	4,750,000	3,310,000	14,470,000	4,120,000

	NRK	NNY	NAN	NQP
Common shares cumulatively repurchased and retired	390,000	-	292,714	900,440

Common shares authorized for repurchase	8,720,000	1,885,000	3,080,000	3,720,000

About the Funds’ Benchmarks

S&P Municipal Bond Index: An index designed to measure the performance of the tax-exempt U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Arizona Index: An index designed to measure the performance of the tax-exempt Arizona municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond California Index: An index designed to measure the performance of the tax-exempt California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond New Jersey Index: An index designed to measure the performance of the tax-exempt New Jersey municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond New York Index: An index designed to measure the performance of the tax-exempt New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Pennsylvania Index: An index designed to measure the performance of the tax-exempt Pennsylvania municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Fund Performance, Leverage and Holdings

The Fund Performance, Leverage and Holding Summaries for each Fund are shown below within this section of the report.

Fund Performance

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Impact of Leverage

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

Leverage Ratios

Each Fund’s Effective Leverage and Regulatory Leverage Ratios are set forth below. “Effective Leverage” is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. “Regulatory Leverage” consists of preferred shares or borrowings of a Fund. Regulatory Leverage is a part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940. A Fund, however, may from time to time borrow for temporary purposes, typically on a transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such temporary borrowings are excluded from the calculation of a Fund’s Effective Leverage and Regulatory Leverage ratios.

Holding Summaries

The Holdings Summaries data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the Fund’s Portfolio of Investments for individual security information.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

NAZ	Nuveen Arizona Quality Municipal Income Fund
Fund Performance, Leverage and Holdings August 31, 2024

Performance*

		Total Returns as of August 31, 2024
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year
NAZ at Common Share NAV	11/19/92	2.22%	8.09%	0.13%	2.70%
NAZ at Common Share Price	11/19/92	11.08%	18.58%	1.14%	2.89%
S&P Municipal Bond Index	—	1.94%	6.25%	1.19%	2.48%
S&P Municipal Bond Arizona Index	—	2.30%	6.52%	1.20%	2.39%

*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Arizona Index.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$12.61	$11.66	(7.53)%	(13.47)%

Growth of an Assumed $10,000 Investment as of August 31, 2024 - Common Share Price

Leverage and Holdings

Leverage
Effective Leverage	37.66%
Regulatory Leverage	37.66%

Fund Allocation (% of net assets)
Municipal Bonds	160.1%
Short-Term Municipal Bonds	2.4%
Other Assets & Liabilities, Net	(2.1)%
AMTP Shares, Net	(60.4)%
Net Assets	100%

Portfolio Credit Quality (% of total investment exposure)
U.S. Guaranteed	1.4%
AAA	9.2%
AA	54.8%
A	15.2%
BBB	3.5%
BB or Lower	5.4%
N/R (not rated)	10.5%
Total	100%

Portfolio Composition[1] (% of total investments)
Tax Obligation/Limited	23.3%
Education and Civic Organizations	21.1%
Utilities	16.9%
Health Care	13.5%
Tax Obligation/General	12.8%
Transportation	4.6%
Housing/Single Family	2.4%
Long-Term Care	2.1%
Other	3.3%
Total	100%

States and Territories[2] (% of total municipal bonds)
Arizona	94.4%
Puerto Rico	3.6%
Guam	1.7%
Virgin Islands	0.3%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2

The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from Arizona personal income tax if, in the judgement of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

NKX	Nuveen California AMT-Free Quality Municipal Income Fund
Fund Performance, Leverage and Holdings August 31, 2024

Performance*

		Total Returns as of August 31, 2024
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year
NKX at Common Share NAV	11/21/02	2.31%	8.86%	(0.40)%	2.97%
NKX at Common Share Price	11/21/02	19.82%	27.39%	1.67%	4.63%
S&P Municipal Bond Index	—	1.94%	6.25%	1.19%	2.48%
S&P Municipal Bond California Index	—	1.74%	5.97%	1.00%	2.50%

*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond California Index.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$13.25	$13.34	0.68%	(10.22)%

Growth of an Assumed $10,000 Investment as of August 31, 2024 - Common Share Price

Leverage and Holdings

Leverage
Effective Leverage	40.62%
Regulatory Leverage	38.68%

Fund Allocation (% of net assets)
Municipal Bonds	166.7%
Other Assets & Liabilities, Net	1.4%
Floating Rate Obligations	(5.3)%
MFP Shares, Net	(22.2)%
VRDP Shares, Net	(40.6)%
Net Assets	100%

Portfolio Credit Quality (% of total investment exposure)
U.S. Guaranteed	8.0%
AAA	3.4%
AA	37.3%
A	21.9%
BBB	9.5%
BB or Lower	4.5%
N/R (not rated)	15.4%
Total	100%

Portfolio Composition[1] (% of total investments)
Health Care	20.2%
Tax Obligation/General	19.7%
Utilities	16.0%
Tax Obligation/Limited	12.1%
Housing/Multifamily	10.4%
Transportation	8.9%
U.S. Guaranteed	8.0%
Other	4.7%
Total	100%

States and Territories[2] (% of total municipal bonds)
California	92.5%
Puerto Rico	5.8%
Guam	1.2%
Virgin Islands	0.4%
New York	0.1%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2

The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from California personal income tax if, in the judgement of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

NCA	Nuveen California Municipal Value Fund
Fund Performance, Leverage and Holdings August 31, 2024

Performance*

		Total Returns as of August 31, 2024
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year
NCA at Common Share NAV	10/07/87	1.99%	7.01%	0.51%	2.61%
NCA at Common Share Price	10/07/87	4.32%	5.98%	0.10%	2.50%
S&P Municipal Bond Index	—	1.94%	6.25%	1.19%	2.48%
S&P Municipal Bond California Index	—	1.74%	5.97%	1.00%	2.50%

*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond California Index.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$9.41	$8.97	(4.68)%	(6.13)%

Growth of an Assumed $10,000 Investment as of August 31, 2024 - Common Share Price

Leverage and Holdings

Leverage
Effective Leverage	0.00%
Regulatory Leverage	0.00%

Fund Allocation (% of net assets)
Municipal Bonds	97.2%
Short-Term Municipal Bonds	1.3%
Other Assets & Liabilities, Net	1.5%
Net Assets	100%

Portfolio Credit Quality (% of total investment exposure)
U.S. Guaranteed	1.0%
AAA	8.0%
AA	45.6%
A	23.8%
BBB	7.1%
BB or Lower	2.7%
N/R (not rated)	11.8%
Total	100%

Portfolio Composition[1] (% of total investments)
Tax Obligation/General	24.6%
Utilities	23.6%
Transportation	17.1%
Health Care	11.0%
Tax Obligation/Limited	9.5%
Housing/Multifamily	9.3%
Education and Civic Organizations	3.1%
Other	1.8%
Total	100%

States and Territories[2] (% of total municipal bonds)
California	96.9%
Puerto Rico	3.1%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2

The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from California personal income tax if, in the judgement of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

NAC	Nuveen California Quality Municipal Income Fund
Fund Performance, Leverage and Holdings August 31, 2024

Performance*

		Total Returns as of August 31, 2024
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year
NAC at Common Share NAV	5/26/99	2.37%	8.84%	(0.74)%	2.71%
NAC at Common Share Price	5/26/99	11.00%	19.85%	(0.72)%	3.22%
S&P Municipal Bond Index	—	1.94%	6.25%	1.19%	2.48%
S&P Municipal Bond California Index	—	1.74%	5.97%	1.00%	2.50%

*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond California Index.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$12.76	$11.79	(7.60)%	(13.17)%

Growth of an Assumed $10,000 Investment as of August 31, 2024 - Common Share Price

Leverage and Holdings

Leverage
Effective Leverage	39.93%
Regulatory Leverage	39.05%

Fund Allocation (% of net assets)
Municipal Bonds	164.6%
Short-Term Municipal Bonds	0.4%
Other Assets & Liabilities, Net	1.3%
Floating Rate Obligations	(2.4)%
MFP Shares, Net	(14.9)%
VRDP Shares, Net	(49.0)%
Net Assets	100%

Portfolio Credit Quality (% of total investment exposure)
U.S. Guaranteed	6.0%
AAA	4.8%
AA	38.3%
A	22.9%
BBB	9.5%
BB or Lower	4.3%
N/R (not rated)	14.2%
Total	100%

Portfolio Composition[1] (% of total investments)
Health Care	17.3%
Transportation	16.9%
Utilities	16.9%
Tax Obligation/General	16.4%
Housing/Multifamily	10.5%
Tax Obligation/Limited	9.8%
U.S. Guaranteed	6.6%
Other	5.6%
Total	100%

States and Territories[2] (% of total municipal bonds)
California	95.1%
Puerto Rico	4.1%
Guam	0.7%
Virgin Islands	0.1%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2

The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from California personal income tax if, in the judgement of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Fund Performance, Leverage and Holdings August 31, 2024

Performance*

		Total Returns as of August 31, 2024
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year
NXJ at Common Share NAV	3/27/01	1.17%	6.92%	(0.04)%	3.06%
NXJ at Common Share Price	3/27/01	9.54%	18.28%	1.92%	4.46%
S&P Municipal Bond Index	—	1.94%	6.25%	1.19%	2.48%
S&P Municipal Bond New Jersey Index	—	1.70%	5.95%	1.57%	3.07%

*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New Jersey Index.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$13.67	$12.75	(6.73)%	(12.87)%

Growth of an Assumed $10,000 Investment as of August 31, 2024 - Common Share Price

Leverage and Holdings

Leverage
Effective Leverage	40.13%
Regulatory Leverage	35.77%

Fund Allocation (% of net assets)
Municipal Bonds	161.6%
Short-Term Municipal Bonds	4.3%
Other Assets & Liabilities, Net	1.0%
Floating Rate Obligations	(11.4)%
VRDP Shares, Net	(55.5)%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	1.9%
AAA	10.4%
AA	45.1%
A	24.2%
BBB	9.8%
BB or Lower	2.2%
N/R (not rated)	6.4%
Total	100%

Portfolio Composition[1] (% of total investments)
Tax Obligation/Limited	28.2%
Transportation	17.1%
Tax Obligation/General	13.2%
Education and Civic Organizations	12.3%
Health Care	9.3%
Housing/Single Family	7.0%
Utilities	4.1%
Housing/Multifamily	3.3%
Other	5.5%
Total	100%

States and Territories[2] (% of total municipal bonds)
New Jersey	91.3%
New York	3.9%
Pennsylvania	2.6%
Puerto Rico	1.6%
Delaware	0.5%
Guam	0.1%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2

The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New Jersey personal income tax if, in the judgement of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund
Fund Performance, Leverage and Holdings August 31, 2024

Performance*

		Total Returns as of August 31, 2024

		Cumulative	Average Annual

	Inception Date	6-Month	1-Year	5-Year	10-Year

NRK at Common Share NAV	11/21/02	1.58%	8.16%	(0.54)%	2.47%

NRK at Common Share Price	11/21/02	5.68%	17.23%	0.44%	3.09%

S&P Municipal Bond Index	—	1.94%	6.25%	1.19%	2.48%

S&P Municipal Bond New York Index	—	1.77%	6.22%	1.06%	2.37%

*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New York Index.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$12.01	$11.09	(7.66)%	(11.21)%

Growth of an Assumed $10,000 Investment as of August 31, 2024 - Common Share Price

Leverage and Holdings

Leverage
Effective Leverage	39.26%
Regulatory Leverage	38.78%

Fund Allocation (% of net assets)
Municipal Bonds	161.4%
Short-Term Municipal Bonds	1.6%
Other Assets & Liabilities, Net	1.5%
Floating Rate Obligations	(1.3)%
MFP Shares, Net	(7.6)%
VRDP Shares, Net	(55.6)%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	0.7%
AAA	10.0%
AA	47.7%
A	15.3%
BBB	10.9%
BB or Lower	4.4%
N/R (not rated)	11.0%
Total	100%

Portfolio Composition[1] (% of total investments)
Tax Obligation/Limited	28.5%
Education and Civic Organizations	15.2%
Utilities	14.9%
Transportation	14.3%
Health Care	13.9%
Consumer Staples	4.5%
Tax Obligation/General	4.3%
Industrials	1.9%
Other	2.5%
Total	100%

States and Territories[2] (% of total municipal bonds)
New York	93.8%
Puerto Rico	5.5%
Guam	0.7%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2

The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New York personal income tax if, in the judgement of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

NNY	Nuveen New York Municipal Value Fund
Fund Performance, Leverage and Holdings August 31, 2024

Performance*

		Total Returns as of August 31, 2024

		Cumulative	Average Annual

	Inception Date	6-Month	1-Year	5-Year	10-Year

NNY at Common Share NAV	10/07/87	1.88%	6.05%	0.74%	2.50%

NNY at Common Share Price	10/07/87	5.47%	6.89%	(0.25)%	2.19%

S&P Municipal Bond Index	—	1.94%	6.25%	1.19%	2.48%

S&P Municipal Bond New York Index	—	1.77%	6.22%	1.06%	2.37%

*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New York Index.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$9.06	$8.58	(5.30)%	(7.93)%

Growth of an Assumed $10,000 Investment as of August 31, 2024 - Common Share Price

Leverage and Holdings

Leverage
Effective Leverage	0.00%
Regulatory Leverage	0.00%

Fund Allocation (% of net assets)
Municipal Bonds	97.9%
Other Assets & Liabilities, Net	2.1%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	0.2%
AAA	9.5%
AA	42.0%
A	11.1%
BBB	22.3%
BB or Lower	6.1%
N/R (not rated)	8.8%
Total	100%

Portfolio Composition[1] (% of total investments)
Transportation	23.1%
Utilities	17.6%
Tax Obligation/Limited	17.1%
Education and Civic Organizations	14.8%
Health Care	12.8%
Tax Obligation/General	7.5%
Consumer Staples	3.3%
Industrials	2.4%
Other	1.4%
Total	100%

States and Territories[2] (% of total municipal bonds)
New York	94.9%
Puerto Rico	3.6%
Guam	1.5%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2

The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New York personal income tax if, in the judgement of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

NAN	Nuveen New York Quality Municipal Income Fund
Fund Performance, Leverage and Holdings August 31, 2024

Performance*

		Total Returns as of August 31, 2024

		Cumulative	Average Annual

	Inception Date	6-Month	1-Year	5-Year	10-Year

NAN at Common Share NAV	5/26/99	1.80%	7.96%	(0.44)%	2.33%

NAN at Common Share Price	5/26/99	8.59%	17.29%	0.30%	3.23%

S&P Municipal Bond Index	—	1.94%	6.25%	1.19%	2.48%

S&P Municipal Bond New York Index	—	1.77%	6.22%	1.06%	2.37%

*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New York Index.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV

$12.49	$11.48	(8.09)%	(13.02)%

Growth of an Assumed $10,000 Investment as of August 31, 2024 - Common Share Price

Leverage and Holdings

Leverage
Effective Leverage	38.86%
Regulatory Leverage	35.92%

Fund Allocation (% of net assets)
Municipal Bonds	161.9%
Other Assets & Liabilities, Net	1.5%
Floating Rate Obligations	(7.5)%
AMTP Shares, Net	(33.0)%
VRDP Shares, Net	(22.9)%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
AAA	13.9%
AA	34.3%
A	15.4%
BBB	20.7%
BB or Lower	6.0%
N/R (not rated)	9.7%
Total	100%

Portfolio Composition[1] (% of total investments)
Tax Obligation/Limited	30.6%
Transportation	28.4%
Health Care	13.1%
Education and Civic Organizations	9.5%
Utilities	6.4%
Tax Obligation/General	4.0%
Consumer Staples	3.7%
Other	4.3%
Total	100%

States and Territories[2] (% of total municipal bonds)
New York	93.9%
Puerto Rico	5.1%
Guam	1.0%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2

The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New York personal income tax if, in the judgement of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Fund Performance, Leverage and Holdings August 31, 2024

Performance*

		Total Returns as of August 31, 2024
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year
NQP at Common Share NAV	2/21/91	3.30%	10.49%	0.72%	3.03%
NQP at Common Share Price	2/21/91	11.19%	19.28%	1.86%	3.89%
S&P Municipal Bond Index	—	1.94%	6.25%	1.19%	2.48%
S&P Municipal Bond Pennsylvania Index	—	2.11%	6.37%	1.18%	2.60%

*For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Pennsylvania Index.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$13.67	$12.50	(8.56)%	(13.47)%

Growth of an Assumed $10,000 Investment as of August 31, 2024 - Common Share Price

Leverage and Holdings

Leverage
Effective Leverage	39.06%
Regulatory Leverage	29.95%

Fund Allocation (% of net assets)
Municipal Bonds	157.2%
Common Stocks	8.5%
Variable Rate Senior Loan Interests	0.1%
Short-Term Municipal Bonds	0.3%
Other Assets & Liabilities, Net	(2.2)%
Floating Rate Obligations	(21.3)%
VRDP Shares, Net	(42.6)%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	3.7%
AAA	0.5%
AA	50.6%
A	22.2%
BBB	8.2%
BB or Lower	3.7%
N/R (not rated)	11.1%
Total	100%

Portfolio Composition[1] (% of total investments)
Health Care	16.1%
Tax Obligation/General	14.2%
Housing/Single Family	13.8%
Education and Civic Organizations	12.1%
Utilities	11.2%
Transportation	9.8%
Tax Obligation/Limited	6.9%
Long-Term Care	4.7%
Other	6.0%
Common Stocks	5.1%
Variable Rate Senior Loan Interests	0.1%
Total	100%

States and Territories[2] (% of total municipal bonds)
Pennsylvania	98.7%
Puerto Rico	1.1%
New Jersey	0.2%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2

The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from Pennsylvania personal income tax if, in the judgement of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

Report of Independent Registered

Public Accounting Firm

To the Shareholders and Board of Trustees

Nuveen Arizona Quality Municipal Income Fund, Nuveen California AMT-Free Quality Municipal Income Fund, Nuveen California Municipal Value Fund, Nuveen California Quality Municipal Income Fund, Nuveen New Jersey Quality Municipal Income Fund, Nuveen New York AMT-Free Quality Municipal Income Fund, Nuveen New York Municipal Value Fund, Nuveen New York Quality Municipal Income Fund, Nuveen Pennsylvania Quality Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Funds listed in Appendix A (the Funds), including the portfolios of investments, as of August 31, 2024, the related statements of operations, changes in net assets and cash flows for the Funds and periods listed in Appendix A, and the related notes (collectively, the financial statements) and the financial highlights for the Funds and periods listed in Appendix A. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2024, the results of their operations, the changes in their net assets and their cash flows for the Funds and periods listed in Appendix A, and the financial highlights for the Funds and periods listed in Appendix A, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2024, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

October 29, 2024

Appendix A

For the six-month period ended August 31, 2024 and the year ended February 29, 2024 (statement of operations); the six-month period ended August 31, 2024 and each of the years in the two-year period ended February 29, 2024 (statement of changes in net assets); the six-month period ended August 31, 2024 and the year ended February 29, 2024 (statement of cash flows); the six-month period ended August 31, 2024 and each of the years in the five-year period ended February 29, 2024 (financial highlights):

Nuveen Arizona Quality Municipal Income Fund

Nuveen California AMT-Free Quality Municipal Income Fund

Nuveen California Quality Municipal Income Fund

Nuveen New Jersey Quality Municipal Income Fund

Nuveen New York AMT-Free Quality Municipal Income Fund

Nuveen New York Quality Municipal Income Fund

Nuveen Pennsylvania Quality Municipal Income Fund

For the six-month period ended August 31, 2024 and the year ended February 29, 2024 (statement of operations); the six-month period ended August 31, 2024 and each of the years in the two-year period ended February 29, 2024 (statement of changes in net assets); the six-month period ended August 31, 2024 and each of the years in the five-year period ended February 29, 2024 (financial highlights):

Nuveen California Municipal Value Fund

Nuveen New York Municipal Value Fund

NAZ	Nuveen Arizona Quality Municipal Income Fund
Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		LONG-TERM INVESTMENTS - 160.1% (98.5% of Total Investments)

		MUNICIPAL BONDS - 160.1% (98.5% of Total Investments)

		EDUCATION AND CIVIC ORGANIZATIONS - 34.3% (21.1% of Total Investments)
$2,175		Arizona Board of Regents, Arizona State University System Revenue Bonds, Green Series 2016B, 5.000%, 7/01/47	7/26 at 100.00	$2,224,052
2,000		Arizona Board of Regents, Arizona State University System Revenue Bonds, Green Series 2024A, 5.000%, 7/01/54	7/34 at 100.00	2,192,953
1,500		Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Green Series 2015A, 5.000%, 7/01/41	7/25 at 100.00	1,518,483
1,500		Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2015D, 5.000%, 7/01/41	7/25 at 100.00	1,518,483
2,030		Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2020B, 4.000%, 7/01/47	7/30 at 100.00	2,031,642
2,515		Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2014, 5.000%, 8/01/44	9/24 at 100.00	2,517,488
1,000		Arizona Board of Regents, University of Arizona, System Revenue Bonds, Refunding Series 2021A, 5.000%, 6/01/42	6/31 at 100.00	1,090,967
515	(c)	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017A, 5.125%, 7/01/37	7/26 at 100.00	520,626
525		Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017C, 5.000%, 7/01/47	7/27 at 100.00	533,845
250	(c)	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017D, 5.000%, 7/01/47	7/27 at 100.00	250,023
		Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017F:
1,700		5.000%, 7/01/37	7/27 at 100.00	1,753,223
1,000		5.000%, 7/01/52	7/27 at 100.00	1,013,502
380	(c)	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017G, 5.000%, 7/01/47	7/27 at 100.00	380,035
240	(c)	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Montessori Academy Projects, Refunding Series 2017A, 6.250%, 11/01/50	11/27 at 100.00	225,605
420	(c)	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Somerset Academy of Las Vegas Aliante and Skye Canyon Campus Projects, Series 2021A, 4.000%, 12/15/41	12/29 at 100.00	380,352
375	(c)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc. Project, Series 2017B, 5.000%, 3/01/48	9/27 at 100.00	365,887
145	(c)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2017B, 4.250%, 7/01/27	No Opt. Call	145,635
		Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2018A:
615		5.000%, 7/01/38	1/28 at 100.00	629,737
1,000		5.000%, 7/01/48	1/28 at 100.00	1,006,781
		Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, GreatHearts Arizona Projects, Series 2021A:
125		5.000%, 7/01/28	No Opt. Call	132,357
125		5.000%, 7/01/29	No Opt. Call	133,944
130		5.000%, 7/01/30	No Opt. Call	140,397
125		5.000%, 7/01/31	No Opt. Call	135,772
455	(c)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy of Nevada Horizon, Inspirada and St. Rose Campus Projects, Series 2018A, 5.750%, 7/15/38	7/26 at 100.00	466,030

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		EDUCATION AND CIVIC ORGANIZATIONS (continued)
$1,000	(c)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy of Nevada Sloan Canyon Campus Project, Series 2020A-2, 6.000%, 9/15/38	9/24 at 104.00	$1,040,615
120	(c)	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Social Bonds Pensar Academy Project, Series 2020, 4.000%, 7/01/30	7/28 at 100.00	115,873
		Arizona Industrial Development Authority, Arizona, Lease Revenue Bonds, University of Indianapolis - Health Pavilion Project, Series 2019A:
1,645		4.000%, 10/01/39	10/29 at 100.00	1,515,638
1,080		4.000%, 10/01/49	10/29 at 100.00	915,247
1,500	(c)	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus Academy Project, Series 2018A, 6.375%, 6/01/39	6/28 at 100.00	1,577,330
		Industrial Development Authority, Pima County, Arizona, Education Revenue Bonds, Center for Academic Success Project, Refunding Series 2019:
360		4.000%, 7/01/31	7/29 at 100.00	359,644
340		4.000%, 7/01/33	7/29 at 100.00	337,171
780	(c)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Autism Charter Schools Project, Series 2020A, 5.000%, 7/01/50	7/29 at 100.00	775,466
195	(c)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Autism Charter Schools Project, Social Series 2021A, 4.000%, 7/01/51	7/29 at 100.00	162,080
355		Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies Projects, Series 2017A, 5.000%, 7/01/37	7/27 at 100.00	364,867
490		Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies Projects, Series 2017C, 5.000%, 7/01/48	7/27 at 100.00	496,472
1,715		Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Highland Prep Project, Series 2019, 5.000%, 1/01/50	1/30 at 100.00	1,751,581
700	(c)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Series 2021A, 4.000%, 7/01/41	7/31 at 100.00	662,806
335		Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Series 2024, 4.250%, 7/01/44	7/31 at 100.00	319,156
870	(c)	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 5.000%, 7/01/47	7/26 at 100.00	864,084
		Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Reid Traditional School Projects, Series 2016:
520		5.000%, 7/01/36	7/26 at 100.00	526,813
300		5.000%, 7/01/47	7/26 at 100.00	301,081
2,500		Maricopa County Industrial Development Authority, Arizona, Educational Facilities Revenue Bonds, Creighton University Projects, Series 2020, 5.000%, 7/01/47	1/30 at 100.00	2,612,432
		McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University Hassayampa Academic Village Project, Refunding Series 2016:
775		5.000%, 7/01/37	7/26 at 100.00	794,688
1,000		5.000%, 7/01/38	7/26 at 100.00	1,023,277
1,000		Northern Arizona University, System Revenue Bonds, Refunding Series 2020B, 5.000%, 6/01/39 - BAM Insured	6/30 at 100.00	1,078,363
70	(c)	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A, 5.000%, 7/01/46	7/25 at 100.00	70,008
800		Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies Project, Series 2016A, 5.000%, 7/01/41	7/25 at 100.00	802,057
		Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015:
315	(c)	5.000%, 7/01/35	7/25 at 100.00	317,451
300	(c)	5.000%, 7/01/45	7/25 at 100.00	300,798

NAZ	Nuveen Arizona Quality Municipal Income Fund (continued)
Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		EDUCATION AND CIVIC ORGANIZATIONS (continued)
$650	(c)	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2016A, 5.000%, 7/01/41	7/26 at 100.00	$656,151
1,110	(c)	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Northwest Christian School Project, Series 2020A, 5.000%, 9/01/45	9/30 at 100.00	1,029,659
		Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Villa Montessori, Inc. Projects, Series 2015:
55		3.250%, 7/01/25	No Opt. Call	54,484
400		5.000%, 7/01/35	7/25 at 100.00	402,625
900		Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Vista College Preparatory Project, Series 2018A, 4.125%, 7/01/38	7/28 at 100.00	888,403
1,995		Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Eastern Kentucky University Project, Series 2016, 5.000%, 10/01/36	10/26 at 100.00	2,051,529
500		Pima County Community College District, Arizona, Revenue Bonds, Series 2019, 5.000%, 7/01/36	7/28 at 100.00	534,722
		Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Champion Schools Project, Series 2017:
120	(c)	6.000%, 6/15/37	6/26 at 100.00	121,685
680	(c)	6.125%, 6/15/47	6/26 at 100.00	682,139
200		Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36	7/26 at 100.00	202,028
115	(c)	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50	2/28 at 100.00	119,011
500	(c)	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools Mesa Project, Series 2015A, 5.000%, 12/15/34	6/25 at 100.00	498,372
730		Pinal County Community College District, Arizona, Revenue Bonds, Central Arizona College, Series 2017, 5.000%, 7/01/35 - BAM Insured	7/26 at 100.00	755,360
1,000	(c)	Sierra Vista Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Desert Heights Charter School Project, Refunding Series 2024, 6.125%, 6/01/57	6/32 at 102.00	1,006,225
780		Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona University Project, Series 2014, 5.000%, 6/01/39 - BAM Insured	10/24 at 100.00	782,252
		TOTAL EDUCATION AND CIVIC ORGANIZATIONS		50,177,462

		HEALTH CARE - 19.5% (12.0% of Total Investments)
		Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Refunding Series 2014A:
3,005		5.000%, 12/01/39	12/24 at 100.00	3,018,522
		Arizona Industrial Development Authority, Arizona, Lease Revenue Bonds, Children’s National Prince County Regional Medical Center, Series 2020A:
890		4.000%, 9/01/38	9/30 at 100.00	898,921
110		4.000%, 9/01/40	9/30 at 100.00	108,532
4,975		Arizona Industrial Development Authority, Hospital Revenue Bonds, Phoenix Children’s Hospital, Series 2020A, 4.000%, 2/01/50	2/30 at 100.00	4,765,554
		Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Honor Health, Series 2024D:
500		5.000%, 12/01/44 , (WI/DD)	6/34 at 100.00	546,114
500		5.000%, 12/01/45 , (WI/DD)	6/34 at 100.00	544,285
1,250		Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A, 5.000%, 9/01/42	9/28 at 100.00	1,298,902
3,275		Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2021A, 4.000%, 9/01/51	3/31 at 100.00	3,072,559
		Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Refunding Series 2016A:
1,250		5.000%, 1/01/32	1/27 at 100.00	1,303,189
1,000		5.000%, 1/01/35	1/27 at 100.00	1,038,148
2,000		5.000%, 1/01/38	1/27 at 100.00	2,068,177

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		HEALTH CARE (continued)
$2,000		Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2017A, 5.000%, 1/01/41	1/28 at 100.00	$2,062,654
2,000		Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2019A, 4.000%, 1/01/44	7/29 at 100.00	1,986,559
2,250		Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Medical Center, Series 2021A, 3.000%, 4/01/51	4/31 at 100.00	1,677,542
1,025		Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Refunding Series 2016, 5.000%, 8/01/36	8/26 at 100.00	1,049,732
2,100		Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2019, 4.000%, 8/01/43	8/29 at 100.00	2,013,051
1,000		Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.250%, 8/01/32	9/24 at 100.00	1,000,792
		TOTAL HEALTH CARE		28,453,233

		HOUSING/MULTIFAMILY - 1.8% (1.1% of Total Investments)
1,830		Arizona Industrial Development Authority, Student Housing Revenue Bonds, Provident Group - NCCU Properties LLC- North Carolina Central University, Series 2019A, 5.000%, 6/01/49 - BAM Insured	6/29 at 100.00	1,875,776
250	(d)	Sierra Vista Industrial Development Authority, Arizona, Economic Development Revenue Bonds, Convertible Capital Appreciation Revenue Bonds, Series 2021A, 0.000%, 10/01/56	10/29 at 103.00	204,827
500		Sierra Vista Industrial Development Authority, Arizona, Economic Development Revenue Bonds, Convertible Capital Appreciation Revenue Bonds, Series 2022A, 7.000%, 10/01/56	10/29 at 103.00	486,287
		TOTAL HOUSING/MULTIFAMILY		2,566,890

		HOUSING/SINGLE FAMILY - 3.9% (2.4% of Total Investments)
1,855		Maricopa County and Phoenix City Industrial Development Authority, Arizona, Single Family Mortgage Revenue Bonds, Series 2024C, 4.850%, 9/01/54	3/33 at 100.00	1,886,902
1,000		Phoenix and Maricopa County Industrial Development Authority, Arizona, Single Family Mortgage Revenue Bonds, Series 2023A, 5.450%, 9/01/48	9/32 at 100.00	1,057,348
825		Phoenix and Maricopa County Industrial Development Authority, Arizona, Single Family Mortgage Revenue Bonds, Series 2024A, 4.650%, 9/01/54	3/33 at 100.00	823,268
745		Tucson and Pima County Industrial Development Authority, Arizona, Joint Single Family Mortgage Revenue Bonds, Series 2023A, 4.850%, 7/01/48	7/32 at 103.31	757,623
1,130		Tucson and Pima County Industrial Development Authority, Arizona, Joint Single Family Mortgage Revenue Bonds, Series 2024A, 4.800%, 7/01/54	7/33 at 100.00	1,145,926
		TOTAL HOUSING/SINGLE FAMILY		5,671,067

		INFORMATION TECHNOLOGY - 0.3% (0.2% of Total Investments)
410		Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 4.100%, 12/01/37, (AMT), (Mandatory Put 6/15/28)	2/28 at 100.00	417,602
		TOTAL INFORMATION TECHNOLOGY		417,602

		LONG-TERM CARE - 3.4% (2.1% of Total Investments)
585		Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater Avondale Project, Series 2017, 5.375%, 1/01/38	7/25 at 101.00	469,068
1,000		Glendale Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Royal Oaks Royal Oaks - Inspirata Pointe Project, Series 2020A, 5.000%, 5/15/41	5/26 at 103.00	1,007,837
1,795		Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds, 3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36	10/25 at 101.00	1,480,147
1,435		Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2021A, 4.000%, 12/01/38	12/29 at 102.00	1,374,647
1,080	(c)	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017A, 6.125%, 10/01/47	10/27 at 100.00	683,481
		TOTAL LONG-TERM CARE		5,015,180

NAZ	Nuveen Arizona Quality Municipal Income Fund (continued)
Portfolio of Investments August 31, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	TAX OBLIGATION/GENERAL - 20.9% (12.8% of Total Investments)
$575	Buckeye Union High School District 201, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project, Refunding Series 2017, 5.000%, 7/01/35 - BAM Insured	7/27 at 100.00	$605,492
1,000	Glendale, Arizona, General Obligation Bonds, Series 2024, 5.000%, 7/01/43 , (WI/DD)	7/34 at 100.00	1,122,023
2,105	Golder Ranch Fire District, Pima and Pinal Counties, Arizona, General Obligation Bonds, Series 2021, 4.000%, 7/01/45	7/30 at 100.00	2,102,966
1,045	Maricopa County School District 14 Creighton Elementary, Arizona, General Obligation Bonds, School Improvement Series 2021C, 4.000%, 7/01/34	7/31 at 100.00	1,100,850
2,315	Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation Bonds, School Improvement Project 1990, Series 1990A, 5.000%, 7/01/38	7/28 at 100.00	2,466,732
630	Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation Bonds, School Improvement Project 2017, Series 2018A, 5.000%, 7/01/37	7/27 at 100.00	662,534
1,250	Maricopa County School District 66 Roosevelt Elementary, Arizona, General Obligation Bonds, School Improvement Project of 2020, Series 2024C, 5.000%, 7/01/43 - AGM Insured	7/33 at 100.00	1,369,700
1,500	Maricopa County Special Health Care District, Arizona, General Obligation Bonds, Series 2018C, 5.000%, 7/01/36	7/28 at 100.00	1,591,902
1,350	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation Bonds, School Improvement Series 2018, 5.000%, 7/01/36	7/25 at 102.00	1,399,093
1,275	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, School Improvement & Project of 2011 Series 2017E, 5.000%, 7/01/33	7/27 at 100.00	1,352,217
1,295	Maricopa County Union High School District 216 Agua Fria, Arizona, General Obligation Bonds, School Improvement, Project of 2023, Series 2024A, 5.000%, 7/01/43	7/33 at 100.00	1,444,813
	Mohave County Union High School District 2 Colorado River, Arizona, General Obligation Bonds, School Improvement Series 2017:
1,000	5.000%, 7/01/34	7/27 at 100.00	1,055,716
1,000	5.000%, 7/01/36	7/27 at 100.00	1,054,045
690	Northwest Fire District of Pima County, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/01/36	7/27 at 100.00	726,016
2,000	Paradise Valley Unified School District No. 69, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project of 2019, Series 2022D, 4.000%, 7/01/41	7/32 at 100.00	2,017,914
1,150	Phoenix, Arizona, General Obligation Bonds, Various Purpose Series 2024A, 5.000%, 7/01/46	7/34 at 100.00	1,280,173
200	Pima County Unified School District 1, Tucson, Arizona, General Obligation Bonds, Project of 2023 School Improvement Series 2024A, 5.000%, 7/01/43 - AGM Insured	7/33 at 100.00	221,533
2,895	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project 2011, Series 2014D, 5.000%, 7/01/34 - AGM Insured	9/24 at 100.00	2,898,009
	Pinal County School District 4 Casa Grande Elementary, Arizona, General Obligation Bonds, School improvement Project 2016, Series 2017A:
620	5.000%, 7/01/34 - BAM Insured	7/27 at 100.00	652,017
1,000	5.000%, 7/01/35 - BAM Insured	7/27 at 100.00	1,050,533
2,000	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1, 4.000%, 7/01/46	7/31 at 103.00	1,857,069
1,025	Tempe, Arizona, General Obligation Bonds, Refunding Series 2024, 5.000%, 7/01/44	7/34 at 100.00	1,150,403
950	Tempe, Arizona, General Obligation Bonds, Series 2021, 5.000%, 7/01/39	7/31 at 100.00	1,056,363
295	Western Maricopa Education Center District 402, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project 2012, Series2014B, 4.500%, 7/01/33	9/24 at 100.00	295,135
	TOTAL TAX OBLIGATION/GENERAL		30,533,248

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		TAX OBLIGATION/LIMITED - 37.8% (23.3% of Total Investments)
$100	(c)	Arizona Industrial Development Authority, Arizona, Economic Development Revenue Bonds, Linder Village Project in Meridian, Ada County, Idaho, Series 2020, 5.000%, 6/01/31	No Opt. Call	$102,082
1,250		Arizona State Transportation Board, Highway Revenue Bonds, Refunding Series 2016, 5.000%, 7/01/35	7/26 at 100.00	1,297,724
275		Buckeye, Arizona, Excise Tax Revenue Obligations, Refunding Series 2016, 4.000%, 7/01/36	7/26 at 100.00	278,390
1,000		Buckeye, Arizona, Excise Tax Revenue Obligations, Series 2015, 5.000%, 7/01/37	7/25 at 100.00	1,015,111
1,215		Cadence Community Facilities District, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 3, Series 2020, 4.000%, 7/01/45	7/30 at 100.00	1,088,828
123	(c),(e)	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A, 7.000%, 7/01/41	7/27 at 100.00	94,597
1,210	(c)	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 5.000%, 7/15/39	7/25 at 100.00	1,211,296
1,810		Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/15/42 - AGM Insured	7/27 at 100.00	1,882,767
2,445		Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2018, 4.375%, 7/15/43 - BAM Insured	7/27 at 100.00	2,457,559
650		Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2021, 4.000%, 7/15/41 - BAM Insured	7/31 at 100.00	640,592
484		Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2013, 5.250%, 7/01/38	9/24 at 100.00	483,992
697		Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2019, 5.200%, 7/01/43	7/27 at 100.00	662,588
2,280		Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 12, Series 2021, 3.750%, 7/01/45	7/30 at 100.00	1,798,978
1,035		Eastmark Community Facilities District 2, Mesa, Arizona, General Obligation Bonds, Series 2020, 3.500%, 7/15/44	7/30 at 100.00	776,443
		Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Refunding Series 2017:
105		5.000%, 7/15/32 - AGM Insured	7/27 at 100.00	110,730
1,145		Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Revenue Bonds, Lucero Assessment District 2, Series 2023, 5.750%, 7/01/46	7/32 at 100.00	1,162,634
		Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2012:
345		5.000%, 7/15/27 - BAM Insured	9/24 at 100.00	345,424
1,085		5.000%, 7/15/31	9/24 at 100.00	1,086,186
500		Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2016, 4.000%, 7/15/36 - BAM Insured	7/26 at 100.00	502,015
1,000		Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/15/37 - BAM Insured	7/27 at 100.00	1,033,946
590		Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2018, 5.000%, 7/15/38 - BAM Insured	7/27 at 100.00	614,582
1,000		Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2020, 4.000%, 7/15/40 - BAM Insured	7/30 at 100.00	986,838
2,000		Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2022, 5.000%, 7/15/42 - AGM Insured	7/32 at 100.00	2,104,341
319		Festival Ranch Community Facilities District, Buckeye, Arizona, Special Assessment Revenue Bonds, Assessment District 11, Series 2017, 5.200%, 7/01/37	7/27 at 100.00	313,477
		Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds, Refunding Series 2016:
545		4.000%, 7/15/32	7/26 at 100.00	553,758
1,500		Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	1,508,125
1,250		Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A, 5.000%, 12/01/46	12/26 at 100.00	1,257,008

NAZ	Nuveen Arizona Quality Municipal Income Fund (continued)
Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		TAX OBLIGATION/LIMITED (continued)
$615		Matching Fund Special Purpose Securitization Corporation, Virgin Islands, Revenue Bonds, Series 2022A, 5.000%, 10/01/39	10/32 at 100.00	$641,309
200		Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation Bonds, Series 2016, 5.000%, 7/15/31	7/26 at 100.00	206,333
385		Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/15/42 - BAM Insured	7/27 at 100.00	397,398
400		Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.350%, 7/15/31	9/24 at 100.00	332,197
1,625		Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Subordinate Lien Series 2020A, 4.000%, 7/01/45	7/30 at 100.00	1,630,388
580		Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012, 5.000%, 7/01/38, (AMT)	9/24 at 100.00	580,256
1,000		Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/33	9/24 at 100.00	1,001,364
1,500		Pinal County, Arizona, Pledged Revenue Obligations, Series 2019, 4.000%, 8/01/38	8/28 at 100.00	1,516,611
9,520		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 0.000%, 7/01/46	7/28 at 41.38	3,210,082
2,440		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2, 4.784%, 7/01/58	7/28 at 100.00	2,414,404
		Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Refunding Series 2016:
390		4.000%, 8/01/34	8/26 at 100.00	395,136
395		4.000%, 8/01/36	8/26 at 100.00	399,262
1,740		Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2018A, 5.000%, 8/01/42	8/28 at 100.00	1,833,573
2,500		Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2020, 4.000%, 8/01/45	8/30 at 100.00	2,486,392
280		Sedona, Arizona, Excise Tax Revenue Bonds, Series 2024, 5.000%, 7/01/54 - AGM Insured	7/33 at 100.00	297,361
1,650		Sundance Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Refunding Series 2018, 5.000%, 7/15/39 - BAM Insured	7/28 at 100.00	1,747,063
347		Superstition Vistas Community Facilities District 1, Apache Junction, Arizona, Special Assessment Bonds, Assessment Area 3, Series 2024, 5.800%, 7/01/48	7/34 at 100.00	358,010
694		Superstition Vistas Community Facilities District 1, Apache Junction, Arizona, Special Assessment Revenue Bonds, Series 2023, 6.000%, 7/01/47	7/33 at 100.00	685,286
3,000		Town of Queen Creek, Arizona, Excise Tax and State Shared Revenue Obligation Bonds, Series 2022, 5.000%, 8/01/47	8/32 at 100.00	3,262,238
500		Verrado District 1 Community Faciliites District, Buckeye, Arizona, General Obligation Bonds, Series 2023, 4.125%, 7/15/41 - BAM Insured	7/33 at 100.00	509,414
405		Vistancia North Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2024, 4.375%, 7/15/49 - AGM Insured	7/34 at 100.00	401,613
175	(c)	Vistancia West Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2016, 3.250%, 7/15/25	9/24 at 100.00	175,042
4,240		Yavapai County Jail District, Arizona, Pleged Revenue Obligation Bonds, Series 2020, 4.000%, 7/01/40 - BAM Insured	7/29 at 100.00	4,215,294
1,160		Yuma County, Arizona, Pledge Revenue Obligations, Series 2022, 4.250%, 7/15/42 - BAM Insured	7/32 at 100.00	1,177,544
		TOTAL TAX OBLIGATION/LIMITED		55,243,581

		TRANSPORTATION - 7.5% (4.6% of Total Investments)
		Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2015A:
910		5.000%, 7/01/40	7/25 at 100.00	918,513
2,185		5.000%, 7/01/45	7/25 at 100.00	2,200,534
2,000		Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2019B, 5.000%, 7/01/49, (AMT)	7/29 at 100.00	2,056,581
		Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A:
1,000		5.000%, 7/01/37, (AMT)	7/27 at 100.00	1,033,205
1,000		5.000%, 7/01/42, (AMT)	7/27 at 100.00	1,023,425

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		TRANSPORTATION (continued)
$1,500		Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2018, 5.000%, 7/01/43, (AMT)	7/28 at 100.00	$1,545,313
		Phoenix Civic Improvement Corporation, Arizona, Rental Car Facility Charge Revenue Bonds, Series 2019A:
1,045		5.000%, 7/01/35	7/29 at 100.00	1,118,116
1,000		5.000%, 7/01/38	7/29 at 100.00	1,058,436
		TOTAL TRANSPORTATION		10,954,123

		U.S. GUARANTEED - 3.2% (2.0% of Total Investments) (f)
		Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Refunding Series 2014A:
2,370		5.000%, 12/01/42, (Pre-refunded 12/01/24)	12/24 at 100.00	2,380,665
		Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Refunding Series 2017:
550		5.000%, 7/15/32, (Pre-refunded 7/15/27) - AGM Insured	7/27 at 100.00	587,256
		Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds, Refunding Series 2016:
55		4.000%, 7/15/32, (Pre-refunded 7/15/26)	7/26 at 100.00	56,372
		Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Refunding Series 2016:
150		4.000%, 8/01/34, (Pre-refunded 8/01/26)	8/26 at 100.00	153,701
150		4.000%, 8/01/36, (Pre-refunded 8/01/26)	8/26 at 100.00	153,702
1,320		Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/36, (Pre-refunded 7/01/27)	7/27 at 100.00	1,410,102
		TOTAL U.S. GUARANTEED		4,741,798

		UTILITIES - 27.5% (16.9% of Total Investments)
		Carefree Utilities Community Facilities District, Arizona, Water System Revenue Bonds, Series 2021:
30		4.000%, 7/01/41	7/31 at 100.00	30,090
650		4.000%, 7/01/46	7/31 at 100.00	637,094
655		Central Arizona Water Conservation District, Arizona, Water Delivery O&M Revenue Bonds, Series 2016, 5.000%, 1/01/36	1/26 at 100.00	671,000
2,615		City of Mesa, Arizona, Utility System Revenue Bonds, Series 2022C, 5.000%, 7/01/36	No Opt. Call	3,105,440
1,250		Gilbert Water Resource Municipal Property Corporation, Arizona, Utility System Revenue Bonds, Senior Lien Green Series 2022, 4.000%, 7/15/47	7/32 at 100.00	1,241,918
785		Goodyear, Arizona, Water and Sewer Revenue Obligations, Refunding Subordinate Lien Series 2016, 5.000%, 7/01/45 - AGM Insured	7/26 at 100.00	806,485
875		Goodyear, Arizona, Water and Sewer Revenue Obligations, Subordinate Lien Series 2020, 4.000%, 7/01/49 - AGM Insured	7/29 at 100.00	849,478
200		Guam Power Authority, Revenue Bonds, Refunding Series 2024A, 5.000%, 10/01/42	10/34 at 100.00	217,454
1,100		Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	1,102,892
1,125		Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 7/01/36 - AGM Insured	7/25 at 100.00	1,144,130
1,205		Mesa, Arizona, Utility System Revenue Bonds, Series 2022A, 5.000%, 7/01/46 - BAM Insured	7/32 at 100.00	1,305,977
1,840		Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds, Junior Lien Series 2023, 5.250%, 7/01/47	7/33 at 100.00	2,062,150
1,135		Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds, Refunding Junior Lien Series 2014, 5.000%, 7/01/29	9/24 at 100.00	1,136,414
1,000		Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien Series 2021A, 4.000%, 7/01/42	7/31 at 100.00	1,015,170
1,000	(c)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B, 5.000%, 7/01/37	7/31 at 100.00	1,051,265
1,500		Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/36	6/25 at 100.00	1,522,620
		Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2023A:
2,500		5.000%, 1/01/47	1/33 at 100.00	2,729,792
3,000		5.000%, 1/01/50	1/33 at 100.00	3,263,795

NAZ	Nuveen Arizona Quality Municipal Income Fund (continued)
Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		UTILITIES (continued)
$1,155		Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2023B, 5.000%, 1/01/48	1/34 at 100.00	$1,270,084
		Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
4,500		5.500%, 12/01/29	No Opt. Call	4,918,728
5,665		5.000%, 12/01/37	No Opt. Call	6,282,916
805		Surprise, Arizona, Utility System Revenue Bonds, Refunding Senior Lien Series 2018, 5.000%, 7/01/36	7/28 at 100.00	862,707
3,000		Yuma, Arizona, Utilities System Revenue Bonds, Series 2021, 4.000%, 7/01/40 - BAM Insured	7/31 at 100.00	3,048,928
		TOTAL UTILITIES		40,276,527

		TOTAL MUNICIPAL BONDS (cost $234,358,105)		234,050,711

		TOTAL LONG-TERM INVESTMENTS (cost $234,358,105)		234,050,711

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		SHORT-TERM INVESTMENTS - 2.4% (1.5% of Total Investments)

		MUNICIPAL BONDS - 2.4% (1.5% of Total Investments)

		HEALTH CARE - 2.4% (1.5% of Total Investments)
$2,305	(g)	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Variable Rate Demand Obligations, Series 2015C, 4.000%, 1/01/46	8/24 at 100.00	$2,305,000
1,000	(g)	Arizona Industrial Development Authority, Hospital Revenue Bonds, Phoenix Children’s Hospital, Refunding Variable Rate Demand Series 2019B, 3.800%, 2/01/48	8/24 at 100.00	1,000,000
200	(g)	Phoenix Industrial Development Authority, Arizona, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2014B, 3.750%, 11/15/52	8/24 at 100.00	200,000
		TOTAL HEALTH CARE		3,505,000

		TOTAL Municipal Bonds (cost $3,505,000)		3,505,000

		TOTAL SHORT-TERM INVESTMENTS (cost $3,505,000)		3,505,000

		TOTAL INVESTMENTS (cost $237,863,105) - 162.5%		237,555,711

		AMTP SHARES, NET - (60.4)% (h)		(88,263,062)

		OTHER ASSETS & LIABILITIES, NET - (2.1)%		(3,118,854)

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%		$146,173,795

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $16,051,709 or 6.8% of Total Investments.

(d)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(e)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(f)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(g)

Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(h)	AMTP Shares, Net as a percentage of Total Investments is 37.2%.
AMT	Alternative Minimum Tax
WI/DD	When-issued or delayed delivery security.

See Notes to Financial Statements

NKX	Nuveen California AMT-Free Quality Municipal Income Fund
Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		LONG-TERM INVESTMENTS - 166.7% (100.0% of Total Investments)

		MUNICIPAL BONDS - 166.7% (100.0% of Total Investments)

		CONSUMER STAPLES - 0.0% (0.0% of Total Investments)
$235		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49	6/30 at 100.00	$219,555
		TOTAL CONSUMER STAPLES		219,555

		EDUCATION AND CIVIC ORGANIZATIONS - 7.5% (4.5% of Total Investments)
1,515		California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2023, 5.000%, 11/01/53	11/33 at 100.00	1,638,186
700	(c)	California Enterprise Development Authority, Charter School Revenue Bonds, Academy for Academic Excellence Project, Series 2020A, 5.000%, 7/01/50	7/27 at 100.00	703,982
6,760		California Infrastructure and Economic Development Bank, Revenue Bonds, Los Angeles County Museum of Natural History Foundation, Series 2020, 4.000%, 7/01/50	7/30 at 100.00	6,513,436
455	(c)	California Municipal Finance Authority Charter School Revenue Bonds, River Charter Schools Project, Series 2018A, 5.500%, 6/01/53	6/26 at 100.00	455,856
1,000	(c)	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. - Lincoln Project, Taxable Series 2019B, 5.000%, 10/01/39	10/27 at 100.00	1,005,053
995	(c)	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	992,309
1,560	(c)	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 6.875%, 1/01/42	9/24 at 100.00	1,539,217
1,000		California Municipal Finance Authority, Revenue Bonds, The Master’s University & Seminary, Series 2019, 5.000%, 8/01/48	8/29 at 100.00	1,011,012
250	(c)	California School Finance Authority, Charter School Revenue Bonds, Aspire Public School - Obligated Group,Issue No.6, Series 2020A, 5.000%, 8/01/42	8/28 at 100.00	255,399
1,000	(c)	California School Finance Authority, Charter School Revenue Bonds, Camino Nuevo Charter Academy Sustainability Series 2023A, 5.000%, 6/01/43	6/31 at 100.00	1,021,915
555	(c)	California School Finance Authority, Charter School Revenue Bonds, Stem Preparatory Schools Obligated Group, Series 2023A, 5.125%, 6/01/53	6/31 at 100.00	567,697
635	(c)	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	637,766
750	(c)	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46	7/25 at 100.00	753,026
4,925	(c)	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/46	7/25 at 101.00	4,969,995
280	(c)	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2016A, 5.750%, 7/01/41	7/26 at 100.00	287,136
		California State University, Systemwide Revenue Bonds, Series 2024A:
5,500		4.000%, 11/01/49	11/34 at 100.00	5,511,387
1,115		4.000%, 11/01/55	11/34 at 100.00	1,115,594
7,710		University of California, General Revenue Bonds, Limited Project Series 2017M, 5.000%, 5/15/47	5/27 at 100.00	7,971,300
10,000		University of California, General Revenue Bonds, Limited Project Series 2018O, 5.000%, 5/15/43	5/28 at 100.00	10,559,613
		TOTAL EDUCATION AND CIVIC ORGANIZATIONS		47,509,879

NKX	Nuveen California AMT-Free Quality Municipal Income Fund (continued)
Portfolio of Investments August 31, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	HEALTH CARE - 33.7% (20.2% of Total Investments)
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B:
$13,295	4.000%, 11/15/41	11/26 at 100.00	$13,102,414
15,875	5.000%, 11/15/46	11/26 at 100.00	16,290,733
10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 4.000%, 11/15/48	11/27 at 100.00	9,672,890
5,375	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Refunding Series 2016A, 4.000%, 3/01/39	3/26 at 100.00	5,240,102
7,760	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Health System, Series 2021A, 4.000%, 8/15/48	8/31 at 100.00	7,762,510
	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A:
7,900	5.000%, 8/15/42	8/27 at 100.00	8,130,488
4,265	5.000%, 8/15/47	8/27 at 100.00	4,362,451
1,000	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2012A, 5.000%, 11/15/35	9/24 at 100.00	1,000,468
2,930	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019, 4.000%, 11/15/45	11/29 at 100.00	2,827,131
3,390	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A, 4.000%, 4/01/44	4/30 at 100.00	3,286,817
	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital at Stanford, Refunding Forward Delivery Series 2022A:
7,500	4.000%, 5/15/46	5/32 at 100.00	7,427,153
5,235	4.000%, 5/15/51	5/32 at 100.00	5,172,689
	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A:
795	5.000%, 10/01/38	10/24 at 100.00	795,346
6,760	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	6,760,901
15,660	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Refunding Series 2016A, 4.000%, 10/01/47	10/26 at 100.00	15,110,979
9,450	California Health Facilities Financing Authority, Revenue Bonds, Stanford Health Care, Series 2020A, 4.000%, 8/15/50	8/30 at 100.00	9,310,224
12,100	California Infrastructure and Economic Development Bank, Revenue Bonds, Adventist Health Energy Projects, Series 2024A, 5.250%, 7/01/49	6/34 at 100.00	13,138,965
	California Municipal Finance Authority, Revenue Bonds, Community Health System, Series 2021A:
5,495	4.000%, 2/01/51 - AGM Insured	2/32 at 100.00	5,288,614
7,700	4.000%, 2/01/51	2/32 at 100.00	7,004,902
	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A:
2,000	5.000%, 7/01/42	7/27 at 100.00	2,029,765
250	5.000%, 7/01/47	7/27 at 100.00	251,896
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2015:
1,635	5.000%, 11/01/35	11/24 at 100.00	1,635,044
1,000	5.000%, 11/01/40	11/24 at 100.00	999,890
3,000	5.000%, 11/01/44	11/24 at 100.00	2,886,873
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
2,690	5.250%, 11/01/36	11/26 at 100.00	2,718,579
2,585	5.250%, 11/01/41	11/26 at 100.00	2,593,095
1,000	5.000%, 11/01/47	11/26 at 100.00	1,000,987
3,200	5.250%, 11/01/47	11/26 at 100.00	3,201,185
1,855	California Municipal Financing Authority, Certificates of Participation, Palomar Health, Series 2022A, 5.250%, 11/01/52 - AGM Insured	11/32 at 100.00	1,985,134
	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017:
500	5.000%, 10/15/37	10/26 at 100.00	508,654
13,615	5.000%, 10/15/47	10/26 at 100.00	13,685,334

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		HEALTH CARE (continued)
$1,100		California Statewide Communities Development Authority, California, Redlands Community Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/46	10/26 at 100.00	$1,113,743
		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
1,200		5.250%, 12/01/44	12/24 at 100.00	1,199,836
4,000		5.500%, 12/01/54	12/24 at 100.00	4,005,887
1,535	(c)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56	6/26 at 100.00	1,552,634
15,205	(c)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A, 5.500%, 12/01/58	6/28 at 100.00	15,710,262
1,940		California Statewide Communities Development Authority, Revenue Bonds, Marin General Hospital, Green Series 2018A, 4.000%, 8/01/45	9/24 at 100.00	1,762,647
845		California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2022A, 5.250%, 8/15/52 - AGM Insured	8/32 at 100.00	914,876
		California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
3	(d),(e)	5.750%, 10/01/24	1/22 at 100.00	3,451
21	(d),(e)	5.750%, 7/01/30	1/22 at 100.00	20,903
1	(d),(e)	5.750%, 7/01/35	1/22 at 100.00	518
2,550		Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2017, 5.000%, 11/01/32	11/27 at 100.00	2,560,108
8,895		Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016, 4.000%, 11/01/39	11/26 at 100.00	7,848,244
520		Washington Township Health Care District, California, Revenue Bonds, Series 2023A, 5.750%, 7/01/48	7/33 at 100.00	571,858
		TOTAL HEALTH CARE		212,447,180

		HOUSING/MULTIFAMILY - 17.3% (10.4% of Total Investments)
6,680	(c)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Creekwood, Series 2021A, 4.000%, 2/01/56	8/31 at 100.00	4,657,612
7,570	(c)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Glendale Properties, Junior Series 2021A-2, 4.000%, 8/01/47	8/31 at 100.00	6,273,026
4,590	(c)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50	2/30 at 100.00	3,490,220
230	(c)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit at Sausalito Apartments, Series 2021A-2, 4.000%, 2/01/50	8/32 at 100.00	181,211
1,645	(c)	California Community Housing Agency, California, Essential Housing Revenue Bonds, The Arbors, Series 2020A, 5.000%, 8/01/50	8/30 at 100.00	1,621,417
500	(c)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Verdant at Green Valley Apartments, Series 2019A, 5.000%, 8/01/49	8/29 at 100.00	481,001
4,750	(c)	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A, 5.000%, 4/01/49	4/29 at 100.00	4,110,461
7,516		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019-2, 4.000%, 3/20/33	No Opt. Call	7,739,410
6,234		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2021-1, 3.500%, 11/20/35	No Opt. Call	6,066,893
1,120		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series2019-1, 4.250%, 1/15/35	No Opt. Call	1,171,898
6,051		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Social Certificates Series 2023-1, 4.375%, 9/20/36	No Opt. Call	6,394,685
160	(c)	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development - Claremont Properties LLC Claremont Colleges Project, Refunding Series 2023A, 5.250%, 7/01/40	7/33 at 105.00	167,369
8,205	(c)	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at Center City, Series 2021A-2, 4.000%, 4/01/56	4/31 at 100.00	6,590,856

NKX	Nuveen California AMT-Free Quality Municipal Income Fund (continued)
Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		HOUSING/MULTIFAMILY (continued)
$2,740	(c)	CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Enclave Apartments, Senior Series 2022A-1, 4.000%, 8/01/58	2/32 at 100.00	$2,225,916
1,440	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A-1, 3.600%, 5/01/47	5/32 at 100.00	1,227,698
3,980	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A-2, 3.250%, 5/01/57	5/32 at 100.00	2,854,411
595	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Acacia on Santa Rosa Creek, Mezzanine Lien Series 2021B, 4.000%, 10/01/46	10/31 at 100.00	486,297
6,135	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Acacia on Santa Rosa Creek, Senior Lien Series 2021A, 4.000%, 10/01/56	10/31 at 100.00	5,511,177
250	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A-1, 3.500%, 10/01/46	10/31 at 100.00	209,964
7,065	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A-2, 4.000%, 10/01/56	10/31 at 100.00	5,776,882
9,125	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Center City Anaheim, Series 2020A, 5.000%, 1/01/54	1/31 at 100.00	8,195,380
1,275	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Millennium South Bay-Hawthorne, Series 2021A-1 and A-2, 3.250%, 7/01/56	7/32 at 100.00	924,284
6,820	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A-2, 4.000%, 10/01/56	10/31 at 100.00	5,219,082
		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A-1:
770	(c)	3.000%, 7/01/43	7/32 at 100.00	624,348
3,340	(c)	3.125%, 7/01/56	7/32 at 100.00	2,347,457
2,485	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Oceanaire-Long Beach, Social Series 2021A-2, 4.000%, 9/01/56	9/31 at 100.00	1,989,791
155	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Orange City Portfolio, Mezzanine Lien Series 2021B, 4.000%, 3/01/57	3/32 at 100.00	119,977
3,800	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Parallel-Anaheim Series 2021A, 4.000%, 8/01/56	8/31 at 100.00	3,420,338
1,360	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B, 4.000%, 12/01/56	12/31 at 100.00	1,040,109
555		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Series 2021A-2, 3.000%, 12/01/56	12/31 at 100.00	393,361
2,720	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Union South Bay, Series 2021A-2, 4.000%, 7/01/56	7/31 at 100.00	2,236,527
1,975	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-1, 3.000%, 6/01/47	6/31 at 100.00	1,420,353
7,200	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-2, 3.125%, 6/01/57	6/31 at 100.00	4,485,873
7,285		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Senior Lien Series 2021A-1, 3.000%, 12/01/49	6/32 at 100.00	5,241,609
3,285		Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Vallecitos Mobile Home Park, Series 2013, 5.000%, 4/15/38	9/24 at 100.00	3,288,418

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	HOUSING/MULTIFAMILY (continued)
	La Verne, California, Mobile Home Park Revenue Bonds, Copacabana Mobile Home Park, Refunding Series 2014:
$670	5.000%, 6/15/44	9/24 at 100.00	$670,458
185	5.000%, 6/15/49	9/24 at 100.00	185,103
	TOTAL HOUSING/MULTIFAMILY		109,040,872

	LONG-TERM CARE - 0.4% (0.2% of Total Investments)
1,225	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	9/24 at 100.00	1,228,476
1,275	California Health Facilities Financing Authority, Revenue Bonds, Northern California Presbyterian Homes & Services Inc., Refunding Series 2015, 5.000%, 7/01/44	7/25 at 100.00	1,289,628
	TOTAL LONG-TERM CARE		2,518,104

	TAX OBLIGATION/GENERAL - 32.8% (19.7% of Total Investments)
2,210	Butte-Glenn Community College District, Butte and Glenn Counties, California, General Obligation Bonds, Election 2016 Series 2017A, 5.250%, 8/01/46	8/27 at 100.00	2,313,673
1,600	California State, General Obligation Bonds, Refunding Various Purpose Bid Group C Series 2016, 5.000%, 9/01/32	9/26 at 100.00	1,663,535
13,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2018. Bid Group C, 5.000%, 8/01/37	8/28 at 100.00	13,916,378
10,750	California State, General Obligation Bonds, Various Purpose Series 2014, 5.000%, 10/01/44	10/24 at 100.00	10,759,713
5,390	California State, General Obligation Bonds, Various Purpose Series 2015, 5.000%, 8/01/45	8/25 at 100.00	5,482,425
3,000	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 11/01/47	11/27 at 100.00	3,124,474
5,000	California State, General Obligation Bonds, Various Purpose Series 2018. Bid Group A/B, 5.000%, 10/01/48	10/28 at 100.00	5,264,109
2,000	Chaffey Community College District, San Bernardino County, California, General Obligation Bonds, Taxable Refunding Series 2019, 4.000%, 6/01/43	6/28 at 100.00	2,024,498
20,750	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/43 - AGM Insured	No Opt. Call	9,325,527
4,500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2014, Series 2018B, 4.000%, 8/01/43	8/28 at 100.00	4,535,025
1,725	Los Angeles Community College District, California, General Obligation Bonds, 2008 Election Series 2017J, 4.000%, 8/01/41	8/27 at 100.00	1,740,757
1,500	Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2015A, 4.000%, 8/01/45	8/25 at 100.00	1,479,320
1,150	Monterey Peninsula Community College District, Monterey County, California, General Obligation Bonds, Election of 2020 Series 2024B, 4.000%, 8/01/51	8/33 at 100.00	1,138,287
4,500	Mount Diablo Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2010A, 5.500%, 8/01/30 - AGM Insured	8/25 at 100.00	4,609,892
16,744	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1, 4.000%, 7/01/41	7/31 at 103.00	15,914,512
11,980	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Refunding Series 2012R-1, 0.000%, 7/01/31	No Opt. Call	9,800,747
3,400	San Francisco Community College District, California, General Obligation Bonds, Election 2020 Series 2020A, 4.000%, 6/15/45	6/30 at 100.00	3,402,350
1,580	Santa Ana College Improvement District 1, Orange County, California, General Obligation Bonds, Rancho Santiago Community College District, Election of 2012, Series 2019C, 3.000%, 8/01/39	8/26 at 100.00	1,420,658
10,000	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 0.000%, 8/01/41	No Opt. Call	5,248,962

NKX	Nuveen California AMT-Free Quality Municipal Income Fund (continued)
Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		TAX OBLIGATION/GENERAL (continued)
		Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D:
$23,280	(f)	0.000%, 8/01/47 - AGC Insured	8/37 at 100.00	$26,435,110
38,845	(f)	0.000%, 8/01/50 - AGM Insured	8/37 at 100.00	44,094,762
15,780	(f)	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 - AGM Insured	No Opt. Call	14,228,968
8,625		Walnut Creek School District, Contra Costa County, California, General Obligation Bonds, Election 2022 Series 2023A, 4.000%, 9/01/52	9/32 at 100.00	8,519,104
2,500		Washington Township Health Care District, California, General Obligation Bonds, 2020 Election Series 2023B, 4.500%, 8/01/53 - AGM Insured	8/33 at 100.00	2,563,859
8,345	(f)	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	7,213,388
		TOTAL TAX OBLIGATION/GENERAL		206,220,033

		TAX OBLIGATION/LIMITED - 20.2% (12.1% of Total Investments)
925		Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 - RAAI Insured	9/24 at 100.00	927,019
2,465		Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 - AGM Insured	9/24 at 100.00	2,468,354
210		Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	210,097
1,865		California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004, 5.000%, 12/01/24 - AMBAC Insured	9/24 at 100.00	1,867,866
2,065		California State Public Works Board, Lease Revenue Bonds, Department of Education, Riverside Campus Project, Series 2012H, 5.000%, 4/01/31	9/24 at 100.00	2,069,913
20,330		California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39	10/24 at 100.00	20,354,977
1,000		California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017C, 5.000%, 9/02/47	9/27 at 100.00	1,021,236
745		California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2018A, 5.000%, 9/02/47	9/28 at 100.00	767,606
4,120	(c)	El Monte, California, Senior Lien Certificates of Participation, Department of Public Services Facility Phase II, Series 2001, 5.250%, 1/01/34 - AMBAC Insured	9/24 at 100.00	4,128,924
185		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2022A-1, 5.000%, 6/01/51	12/31 at 100.00	192,156
		Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
7,930		5.000%, 11/15/31	11/25 at 100.00	8,054,470
4,000		5.000%, 11/15/39	11/25 at 100.00	4,021,667
1,110		Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	1,120,342
1,000		Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	1,006,523
2,760		Los Angeles County Facilities Inc, California, Lease Revenue Bonds, Vermont Corridor County Administration Building, Series 2018A, 5.000%, 12/01/51	12/28 at 100.00	2,895,336
15,000		Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38	6/26 at 100.00	15,448,679
3,220		Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Green Senior Lien Series 2019A, 5.000%, 7/01/44	7/28 at 100.00	3,409,649

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		TAX OBLIGATION/LIMITED (continued)
		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
$4,000		0.000%, 7/01/46	7/28 at 41.38	$1,348,774
32,445		0.000%, 7/01/51	7/28 at 30.01	7,962,402
21,539		5.000%, 7/01/58	7/28 at 100.00	21,634,256
		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
1,000		4.329%, 7/01/40	7/28 at 100.00	988,991
1,482		4.536%, 7/01/53	7/28 at 100.00	1,421,613
3,175		4.784%, 7/01/58	7/28 at 100.00	3,141,694
2,160		River Islands Public Financing Authority, California, Special Tax Bonds, Community Facilities District 2003-1 Improvement Area 1, Refunding Series 2022A-1, 5.250%, 9/01/52 - AGM Insured	9/29 at 103.00	2,348,329
400		Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/33	9/25 at 100.00	405,429
635		San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking Revenue Bonds, Centre City Project, Series 2003B, 5.250%, 9/01/26	9/24 at 100.00	635,993
560		San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	2/25 at 100.00	562,350
20		Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	9/24 at 100.00	20,058
3,600		Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community Facility District 99-02, Series 2018A, 5.000%, 9/01/33	9/25 at 103.00	3,754,907
		Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017:
2,145	(c)	6.125%, 9/01/37	9/27 at 100.00	2,275,789
990	(c)	6.250%, 9/01/47	9/27 at 100.00	1,037,803
600		Tracy, California, Special Tax Bonds, Community Facilities District 2016-1 Tracy Hills, Improvement Area 2, Series 2023, 5.250%, 9/01/38	9/29 at 103.00	650,669
		Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series 2020A:
635		5.000%, 10/01/45	4/30 at 100.00	655,843
2,540		5.000%, 10/01/49	4/30 at 100.00	2,604,120
4,260		Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 - AGM Insured	9/24 at 100.00	4,299,920
		West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2015-1 Arambel-KDN, Refunding Series 2015:
350		5.250%, 9/01/35	9/25 at 100.00	355,981
790		5.250%, 9/01/45	9/25 at 100.00	798,451
		TOTAL TAX OBLIGATION/LIMITED		126,868,186

		TRANSPORTATION - 14.8% (8.9% of Total Investments)
6,500		Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Fixed Rate Series 2017S-7, 4.000%, 4/01/47	4/27 at 100.00	6,455,338
2,000		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2021A, 4.000%, 1/15/46	1/31 at 100.00	1,946,536
150		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015E, 5.000%, 5/15/31	5/25 at 100.00	152,320
4,000		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2019E, 5.000%, 5/15/49	11/28 at 100.00	4,207,867
3,000		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior Series 2023A, 5.000%, 7/01/53	7/33 at 100.00	3,297,538
		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2021A:
3,000		4.000%, 7/01/51	7/31 at 100.00	2,940,218
4,230		4.000%, 7/01/56	7/31 at 100.00	4,116,048
5,770		5.000%, 7/01/56	7/31 at 100.00	6,185,162

NKX	Nuveen California AMT-Free Quality Municipal Income Fund (continued)
Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		TRANSPORTATION (continued)
$9,500		San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2023D, 5.250%, 5/01/48	5/33 at 100.00	$10,690,882
4,535		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47	5/27 at 100.00	4,694,761
44,650	(g)	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47, (UB)	5/27 at 100.00	46,222,948
2,025		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Refunding Senior Lien Toll Road Revenue Bonds, Series 2021A, 4.000%, 1/15/50	1/32 at 100.00	2,001,559
		TOTAL TRANSPORTATION		92,911,177

		U.S. GUARANTEED - 13.3% (8.0% of Total Investments) (h)
430		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43, (Pre-refunded 8/15/25)	8/25 at 100.00	440,499
		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B:
2,040		5.000%, 11/15/46, (Pre-refunded 11/15/26)	11/26 at 100.00	2,150,428
18,430		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41, (Pre-refunded 11/15/25)	11/25 at 100.00	18,990,407
		California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A:
610		5.000%, 10/01/38, (Pre-refunded 10/01/24)	10/24 at 100.00	610,909
2,250		California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/36, (Pre-refunded 1/01/28) - AMBAC Insured	1/28 at 100.00	2,448,885
45,825		Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45, (Pre-refunded 6/01/25)	6/25 at 100.00	46,695,336
12,555		San Francisco City and County Public Utilities Commission, California, Wastewater Revenue Notes, Green Series 2021A, 1.000%, 10/01/25, (ETM)	No Opt. Call	12,221,121
		TOTAL U.S. GUARANTEED		83,557,585

		UTILITIES - 26.7% (16.0% of Total Investments)
30,055		California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2021B-1, 4.000%, 2/01/52, (Mandatory Put 8/01/31)	5/31 at 100.63	30,574,086
7,000		California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2023E-1, 5.000%, 2/01/54, (Mandatory Put 3/01/31)	12/30 at 100.16	7,522,482
6,665		California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2023F, 5.500%, 10/01/54, (Mandatory Put 11/01/30)	8/30 at 100.12	7,413,829
5,250		California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2023G, 5.250%, 11/01/54, (Mandatory Put 4/01/30)	1/30 at 100.19	5,662,988
10,045		California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2024A, 5.000%, 5/01/54, (Mandatory Put 4/01/32)	1/32 at 100.21	10,883,085
4,000	(c)	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authoriity Desalination Project Pipeline, Refunding Series 2019, 5.000%, 7/01/39	1/29 at 100.00	4,192,940
6,190		East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Green Series 2019A, 5.000%, 6/01/49	6/29 at 100.00	6,585,123
		Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
2,490		5.000%, 11/15/35	No Opt. Call	2,776,401
1,835		5.500%, 11/15/37	No Opt. Call	2,151,823

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		UTILITIES (continued)
$6,015		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A, 5.000%, 7/01/47	1/27 at 100.00	$6,206,836
3,575		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2019A, 5.000%, 7/01/45	1/29 at 100.00	3,795,753
5,190		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2020B, 5.000%, 7/01/50	7/30 at 100.00	5,576,178
3,000		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2022B, 5.000%, 7/01/47	7/32 at 100.00	3,308,245
1,145		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/42	1/26 at 100.00	1,169,405
5,000		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018B, 5.000%, 7/01/48	7/28 at 100.00	5,243,410
8,250		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2020C, 5.000%, 7/01/38	7/30 at 100.00	9,215,295
9,500		Los Angeles, California, Wastewater System Revenue Bonds, Green Series 2015C, 5.000%, 6/01/45	6/25 at 100.00	9,600,006
5,000		Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series 2018A, 5.000%, 6/01/43	6/28 at 100.00	5,270,994
		Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien Series 2013A:
2,000		5.000%, 6/01/34	9/24 at 100.00	2,001,797
3,500		5.000%, 6/01/35	9/24 at 100.00	3,502,773
1,000		New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017A, 5.000%, 6/15/46	6/27 at 100.00	1,034,823
2,000		Orange County Sanitation District, California, Wastewater Revenue Bonds, Refunding Series 2016A, 5.000%, 2/01/35	2/26 at 100.00	2,053,950
8,660	(c)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A, 5.000%, 7/01/47	7/30 at 100.00	8,825,905
2,000		San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/37	8/26 at 100.00	2,068,701
5,000		South Coast Water District Financing Authority, California, Revenue Bonds, Series 2019A, 5.000%, 2/01/44	2/29 at 100.00	5,327,608
14,530		Southern California Public Power Authority, Southern Transmission System Renewal Project Revenue Bonds, Series 2023-1A, 5.000%, 7/01/48	7/33 at 100.00	16,201,419
		TOTAL UTILITIES		168,165,855

		TOTAL MUNICIPAL BONDS (cost $1,014,438,588)		1,049,458,426

		TOTAL LONG-TERM INVESTMENTS (cost $1,014,438,588)		1,049,458,426

		FLOATING RATE OBLIGATIONS - (5.3)%		(33,485,000)

		MFP SHARES, NET - (22.2)% (i)		(140,047,670)

		VRDP SHARES, NET - (40.6)% (j)		(255,716,963)

		OTHER ASSETS & LIABILITIES, NET - 1.4%		9,237,099

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%		$629,445,892

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $128,802,645 or 12.3% of Total Investments.

(d)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(e)	For fair value measurement disclosure purposes, investment classified as Level 3.
(f)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(g)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(h)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

NKX	Nuveen California AMT-Free Quality Municipal Income Fund (continued)
Portfolio of Investments August 31, 2024

(i)	MFP Shares, Net as a percentage of Total Investments is 13.3%.
(j)	VRDP Shares, Net as a percentage of Total Investments is 24.4%.
ETM	Escrowed to maturity
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.

See Notes to Financial Statements

NCA	Nuveen California Municipal Value Fund
Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		LONG-TERM INVESTMENTS - 97.2% (98.7% of Total Investments)
		MUNICIPAL BONDS - 97.2% (98.7% of Total Investments)
		CONSUMER STAPLES - 0.6% (0.6% of Total Investments)

$70		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49	6/30 at 100.00	$65,399

4,895		Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/41	9/24 at 39.31	1,916,295

		TOTAL CONSUMER STAPLES		1,981,694
		EDUCATION AND CIVIC ORGANIZATIONS - 3.1% (3.1% of Total Investments)

2,000		California Infrastructure and Economic Development Bank, Revenue Bonds, Los Angeles County Museum of Natural History Foundation, Series 2020, 4.000%, 7/01/50	7/30 at 100.00	1,927,052

1,000		California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 5.000%, 12/31/43, (AMT)	6/28 at 100.00	1,018,844

220	(c)	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46	7/25 at 100.00	220,887

1,425	(c)	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C, 5.250%, 7/01/52	7/25 at 101.00	1,440,121

3,780		University of California, General Revenue Bonds, Limited Project Series 2017M, 5.000%, 5/15/47	5/27 at 100.00	3,908,108

1,070		University of California, General Revenue Bonds, Series 2018AZ, 5.000%, 5/15/38	5/28 at 100.00	1,143,239

		TOTAL EDUCATION AND CIVIC ORGANIZATIONS		9,658,251
		HEALTH CARE - 10.9% (11.0% of Total Investments)

		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B:	11/26 at 100.00	4,212,501

4,105		5.000%, 11/15/46

1,000		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2018A, 5.000%, 11/15/36	11/27 at 100.00	1,048,528

2,045		California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019, 4.000%, 11/15/45	11/29 at 100.00	1,973,202

		California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A:

1,815		4.000%, 4/01/44	4/30 at 100.00	1,759,756

3,830		4.000%, 4/01/49	4/30 at 100.00	3,673,718

445		California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2024A, 5.250%, 12/01/49	6/34 at 100.00	494,988

		California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A:

240		5.000%, 10/01/38	10/24 at 100.00	240,104

840		California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	840,112

3,245		California Infrastructure and Economic Development Bank, Revenue Bonds, Adventist Health Energy Projects, Series 2024A, 5.250%, 7/01/49	6/34 at 100.00	3,523,632

1,600		California Municipal Finance Authority, Revenue Bonds, Community Health System, Series 2021A, 4.000%, 2/01/51 - AGM Insured	2/32 at 100.00	1,539,906

		California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A:

2,000		4.000%, 7/01/47	7/27 at 100.00	1,759,717

120		5.000%, 7/01/47	7/27 at 100.00	120,910

NCA	Nuveen California Municipal Value Fund (continued)

Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		HEALTH CARE (continued)

		California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:

$100		5.250%, 11/01/41	11/26 at 100.00	$100,313

1,090		5.000%, 11/01/47	11/26 at 100.00	1,091,076

400		5.250%, 11/01/47	11/26 at 100.00	400,148

520		California Municipal Financing Authority, Certificates of Participation, Palomar Health, Series 2022A, 5.250%, 11/01/52 - AGM Insured	11/32 at 100.00	556,480

1,000		California Statewide Communities Development Authority, California, Redlands Community Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/46	10/26 at 100.00	1,012,494

150		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/34	12/24 at 100.00	150,476

5,800	(c)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56	6/26 at 100.00	5,866,629

1,000	(c)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A, 5.500%, 12/01/58	6/28 at 100.00	1,033,230

245		California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2022A, 5.250%, 8/15/52 - AGM Insured	8/32 at 100.00	265,260

2,000		University of California Regents, Medical Center Pooled Revenue Bonds, Series 2022P, 5.000%, 5/15/47	5/32 at 100.00	2,187,559

		TOTAL HEALTH CARE		33,850,739
		HOUSING/MULTIFAMILY - 9.1% (9.3% of Total Investments)

1,675	(c)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Creekwood, Series 2021A, 4.000%, 2/01/56	8/31 at 100.00	1,167,889

2,190	(c)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Glendale Properties, Junior Series 2021A-2, 4.000%, 8/01/47	8/31 at 100.00	1,814,785

1,420	(c)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50	2/30 at 100.00	1,079,763

1,115	(c)	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A, 5.000%, 4/01/49	4/29 at 100.00	964,877

2,141		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019-2, 4.000%, 3/20/33	No Opt. Call	2,204,473

1,811		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2021-1, 3.500%, 11/20/35	No Opt. Call	1,762,398

318		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series2019-1, 4.250%, 1/15/35	No Opt. Call	332,761

1,774		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Social Certificates Series 2023-1, 4.375%, 9/20/36	No Opt. Call	1,874,936

2,320	(c)	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at Center City, Series 2021A-2, 4.000%, 4/01/56	4/31 at 100.00	1,863,594

800	(c)	CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Enclave Apartments, Senior Series 2022A-1, 4.000%, 8/01/58	2/32 at 100.00	649,903

125	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A-1, 3.600%, 5/01/47	5/32 at 100.00	106,571

1,130	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A-2, 3.250%, 5/01/57	5/32 at 100.00	810,423

175	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Acacia on Santa Rosa Creek, Mezzanine Lien Series 2021B, 4.000%, 10/01/46	10/31 at 100.00	143,028

1,465	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Acacia on Santa Rosa Creek, Senior Lien Series 2021A, 4.000%, 10/01/56	10/31 at 100.00	1,316,035

2,005	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A-2, 4.000%, 10/01/56	10/31 at 100.00	1,639,441

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		HOUSING/MULTIFAMILY (continued)

$2,710	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Center City Anaheim, Series 2020A, 5.000%, 1/01/54	1/31 at 100.00	$2,433,915

370	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Millennium South Bay-Hawthorne, Series 2021A-1 and A-2, 3.250%, 7/01/56	7/32 at 100.00	268,224

1,925	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A-2, 4.000%, 10/01/56	10/31 at 100.00	1,473,128

		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A-1:

220	(c)	3.000%, 7/01/43	7/32 at 100.00	178,385

950	(c)	3.125%, 7/01/56	7/32 at 100.00	667,690

405	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Oceanaire-Long Beach, Social Series 2021A-2, 4.000%, 9/01/56	9/31 at 100.00	324,292

865	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Parallel-Anaheim Series 2021A, 4.000%, 8/01/56	8/31 at 100.00	778,577

530	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B, 4.000%, 12/01/56	12/31 at 100.00	405,337

555		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Series 2021A-2, 3.000%, 12/01/56	12/31 at 100.00	393,361

795	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Union South Bay, Series 2021A-2, 4.000%, 7/01/56	7/31 at 100.00	653,691

560	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-1, 3.000%, 6/01/47	6/31 at 100.00	402,733

2,035	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-2, 3.125%, 6/01/57	6/31 at 100.00	1,267,882

2,080		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Senior Lien Series 2021A-1, 3.000%, 12/01/49	6/32 at 100.00	1,496,575

		TOTAL HOUSING/MULTIFAMILY		28,474,667
		LONG-TERM CARE - 0.2% (0.2% of Total Investments)

545		California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	9/24 at 100.00	546,546

		TOTAL LONG-TERM CARE		546,546
		TAX OBLIGATION/GENERAL - 24.3% (24.6% of Total Investments)

4,000		Anaheim Union High School District, Orange County, California, General Obligation Bonds, 2014 Election Series 2019, 3.000%, 8/01/40 - BAM Insured	8/27 at 100.00	3,607,358

10,000		Berkeley Unified School District, Alameda County, California, General Obligation Bonds, Election of 2020 Series 2024D, 4.000%, 8/01/54	8/34 at 100.00	9,858,305

375		Butte-Glenn Community College District, Butte and Glenn Counties, California, General Obligation Bonds, Election 2016 Series 2017A, 5.250%, 8/01/46	8/27 at 100.00	392,591

5		California State, General Obligation Bonds, Series 2013, 5.000%, 2/01/29	9/24 at 100.00	5,011

3,000		California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/34	8/25 at 100.00	3,051,985

1,970		California State, General Obligation Bonds, Various Purpose Series 2014, 5.000%, 10/01/44	10/24 at 100.00	1,971,780

2,000		California State, General Obligation Bonds, Various Purpose Series 2018. Bid Group A/B, 5.000%, 10/01/48	10/28 at 100.00	2,105,644

5,000		California State, General Obligation Bonds, Various Purpose Series 2023, 5.000%, 9/01/26	No Opt. Call	5,236,634

NCA	Nuveen California Municipal Value Fund (continued)

Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		TAX OBLIGATION/GENERAL (continued)

$3,000		Chaffey Community College District, San Bernardino County, California, General Obligation Bonds, Taxable Refunding Series 2019, 4.000%, 6/01/43	6/28 at 100.00	$3,036,747

1,000		Chaffey Joint Union High School District, San Bernardino County, California, General Obligation Bonds, Election 2012 Series 2017C, 5.250%, 8/01/47	2/27 at 100.00	1,039,038

5,000		Chino Valley Unified School District, San Bernardino County, California, General Obligation Bonds, 2016 Election Series 2020B, 5.000%, 8/01/55	8/30 at 100.00	5,335,810

4,200		Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2014, Series 2019C, 4.000%, 8/01/49	8/28 at 100.00	4,179,345

2,000		Desert Community College District, Riverside County, California, General Obligation Bonds, Election of 2016 Series 2024, 4.000%, 8/01/51	8/33 at 100.00	1,979,630

690		Los Angeles Community College District, California, General Obligation Bonds, 2008 Election Series 2017J, 4.000%, 8/01/41	8/27 at 100.00	696,303

2,000		Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2015A, 4.000%, 8/01/40	8/25 at 100.00	1,990,881

519		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1, 4.000%, 7/01/41	7/31 at 103.00	493,289

840		San Benito High School District, San Benito and Santa Clara Counties, California, General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/46	8/27 at 100.00	880,116

11,875	(d)	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 0.000%, 9/01/41	9/36 at 100.00	12,601,070

19,860	(d)	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	17,166,912

		TOTAL TAX OBLIGATION/GENERAL		75,628,449
		TAX OBLIGATION/LIMITED - 9.3% (9.5% of Total Investments)

925		Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 - RAAI Insured	9/24 at 100.00	927,019

70		Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	70,032

1,000		California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California State Teachers Retirement System Headquarters Expansion, Green Bond-Climate Bond Certified Series 2019, 5.000%, 8/01/44	8/29 at 100.00	1,068,833

1,250		California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	1,252,552

55		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2022A-1, 5.000%, 6/01/51	12/31 at 100.00	57,128

1,000		Los Angeles County Facilities Inc, California, Lease Revenue Bonds, Vermont Corridor County Administration Building, Series 2018A, 5.000%, 12/01/51	12/28 at 100.00	1,049,035

4,000		Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/39	6/26 at 100.00	4,117,107

2,300		Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	2,404,613

700		Los Angeles Unified School District, California, Certificates of Participation, Sustainability Green Series 2023A, 5.000%, 10/01/24	No Opt. Call	700,943

4,923		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 5.000%, 7/01/58	7/28 at 100.00	4,944,772

		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:

29		4.329%, 7/01/40	7/28 at 100.00	28,681

2,095		4.784%, 7/01/58	7/28 at 100.00	2,073,023

625		River Islands Public Financing Authority, California, Special Tax Bonds, Community Facilities District 2003-1 Improvement Area 1, Refunding Series 2022A-1, 5.250%, 9/01/52 - AGM Insured	9/29 at 103.00	679,493

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		TAX OBLIGATION/LIMITED (continued)

$140		San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	2/25 at 100.00	$140,587

5,000		San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%, 8/01/41 - NPFG Insured	8/26 at 100.00	5,138,544

55		Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	9/24 at 100.00	55,161

		Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community Facility District 99-02, Series 2018A:

1,000		5.000%, 9/01/33	9/25 at 103.00	1,043,030

765		5.000%, 9/01/43	9/25 at 103.00	787,944

195	(c)	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 5.750%, 9/01/32	9/27 at 100.00	207,510

2,185		Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series 2020A, 5.000%, 10/01/45	4/30 at 100.00	2,256,721

		TOTAL TAX OBLIGATION/LIMITED		29,002,728
		TRANSPORTATION - 16.8% (17.1% of Total Investments)

1,000		Burbank-Glendale-Pasadena Airport Authority, California, Airport Revenue Bonds, Senior Series 2024B, 4.375%, 7/01/49 - AGM Insured, (AMT)	7/34 at 100.00	1,004,098

225		California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc. Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29, (AMT)	No Opt. Call	225,683

10,415		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/44, (AMT)	11/27 at 100.00	10,656,324

2,670		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2019D, 5.000%, 5/15/33, (AMT)	11/28 at 100.00	2,820,907

1,480		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2022A, 5.000%, 5/15/45, (AMT)	5/32 at 100.00	1,566,047

2,345		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, International Senior Series 2023B, 5.250%, 7/01/58, (AMT)	7/33 at 100.00	2,506,522

3,075		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2021A, 4.000%, 7/01/51	7/31 at 100.00	3,013,724

4,200		San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2023C, 5.500%, 5/01/40, (AMT)	5/33 at 100.00	4,730,964

16,295		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47	5/27 at 100.00	16,869,047

3,740		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46	5/26 at 100.00	3,813,193

4,160		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D, 5.000%, 5/01/43, (AMT)	5/28 at 100.00	4,269,216

665		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Refunding Senior Lien Toll Road Revenue Bonds, Series 2021A, 4.000%, 1/15/50	1/32 at 100.00	657,302

250		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	251,226

		TOTAL TRANSPORTATION		52,384,253

NCA	Nuveen California Municipal Value Fund (continued)

Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		U.S. GUARANTEED - 1.0% (1.0% of Total Investments) (e)
$ 1,500		Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Series 2019S-H, 5.000%, 4/01/44, (Pre-refunded 4/01/29)	4/29 at 100.00	$1,677,114
285		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43, (Pre-refunded 8/15/25)	8/25 at 100.00	291,959
		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B:
795		5.000%, 11/15/46, (Pre-refunded 11/15/26)	11/26 at 100.00	838,034
		California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A:
185		5.000%, 10/01/38, (Pre-refunded 10/01/24)	10/24 at 100.00	185,276
		Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A:
80		5.000%, 6/01/40, (Pre-refunded 6/01/25)	6/25 at 100.00	81,520
100		5.000%, 6/01/40, (Pre-refunded 6/01/25)	6/25 at 100.00	101,899
		TOTAL U.S. GUARANTEED		3,175,802
		UTILITIES - 21.9% (22.3% of Total Investments)
9,570		California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2024A, 5.000%, 5/01/54, (Mandatory Put 4/01/32)	1/32 at 100.21	10,368,455
850		California Infrastructure and Economic Development Bank. Clean Water State Revolving Fund Revenue Bonds, Green Series 2018, 5.000%, 10/01/43	4/28 at 100.00	892,153
		California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
1,375	(c)	5.000%, 7/01/37, (AMT)	1/25 at 100.00	1,378,936
3,750	(c)	5.000%, 11/21/45, (AMT)	1/25 at 100.00	3,756,566
1,500	(c)	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authoriity Desalination Project Pipeline, Refunding Series 2019, 5.000%, 7/01/39	1/29 at 100.00	1,572,352
1,800		Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	2,110,780
835		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016B, 5.000%, 7/01/37	1/26 at 100.00	856,111
2,425		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018D, 5.000%, 7/01/48	7/28 at 100.00	2,543,054
		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2020B:
1,890		5.000%, 7/01/40	7/30 at 100.00	2,085,929
3,395		5.000%, 7/01/45	7/30 at 100.00	3,679,727
3,795		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2022A, 5.000%, 7/01/51	7/31 at 100.00	4,115,527
4,150		Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Series 2022B, 5.000%, 7/01/47	1/32 at 100.00	4,558,101
1,500		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018B, 5.000%, 7/01/38	7/28 at 100.00	1,601,572
		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2020C:
2,500		5.000%, 7/01/36	7/30 at 100.00	2,807,479
6,000		5.000%, 7/01/38	7/30 at 100.00	6,702,032
1,400		Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series 2018A, 5.000%, 6/01/38	6/28 at 100.00	1,494,441
1,000		M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	1,297,385
2,000	(c)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A, 5.000%, 7/01/47	7/30 at 100.00	2,038,315
5,775		Riverside, California, Sewer Revenue Bonds, Refunding Series 2018A, 5.000%, 8/01/39	8/28 at 100.00	6,176,570

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		UTILITIES (continued)
		San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Refunding Subordinate Lien Series 2016B:
$ 2,670		5.000%, 8/01/32	8/26 at 100.00	$2,780,031
3,000		5.000%, 8/01/37	8/26 at 100.00	3,103,052
2,400		Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 11/01/24	No Opt. Call	2,405,823
		TOTAL UTILITIES		68,324,391
		TOTAL MUNICIPAL BONDS (cost $293,912,088)		303,027,520
		TOTAL LONG-TERM INVESTMENTS (cost $293,912,088)		303,027,520
Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		SHORT-TERM INVESTMENTS - 1.3% (1.3% of Total Investments)
		MUNICIPAL BONDS - 1.3% (1.3% of Total Investments)
		UTILITIES - 1.3% (1.3% of Total Investments)
$ 4,000	(f)	Eastern Municipal Water District, California, Water and Wastewater	8/24 at 100.00	$4,000,000
		Revenue Bonds, Refunding Series 2018A, 3.750%, 7/01/46
		TOTAL UTILITIES		4,000,000
		TOTAL Municipal Bonds (cost $4,000,000)		4,000,000
		TOTAL SHORT-TERM INVESTMENTS (cost $4,000,000)		4,000,000
		TOTAL INVESTMENTS (cost $297,912,088) - 98.5%		307,027,520
		OTHER ASSETS & LIABILITIES, NET - 1.5%		4,642,825
		NET ASSETS APPLICABLE TO COMMON SHARES - 100%		$311,670,345

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $37,924,709 or 12.4% of Total Investments.

(d)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(e)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(f)

Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

AMT	Alternative Minimum Tax

See Notes to Financial Statements

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		LONG-TERM INVESTMENTS - 164.6% (99.8% of Total Investments)
		MUNICIPAL BONDS - 164.6% (99.8% of Total Investments)
		CONSUMER STAPLES - 1.1% (0.7% of Total Investments)
$ 1,000		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47	9/24 at 100.00	$981,271
2,575		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49	6/30 at 100.00	2,405,764
1,295		California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020B-1, 5.000%, 6/01/49	6/30 at 100.00	1,326,051
25,000		California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2006A, 0.000%, 6/01/46	9/24 at 26.29	6,558,077
44,035		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-2, 0.000%, 6/01/66	12/31 at 27.75	5,142,284
19,000		Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007B, 0.000%, 6/01/47	9/24 at 27.06	5,119,094
		TOTAL CONSUMER STAPLES		21,532,541
		EDUCATION AND CIVIC ORGANIZATIONS - 7.5% (4.6% of Total Investments)
6,995		California Educational Facilities Authority, Revenue Bonds, Chapman University, Series 2017B, 4.000%, 4/01/47	4/27 at 100.00	6,813,967
5,725		California Educational Facilities Authority, Revenue Bonds, Stanford University Series 2016U-7, 5.000%, 6/01/46	No Opt. Call	7,124,207
4,385		California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2023, 5.000%, 11/01/53	11/33 at 100.00	4,741,548
650	(c)	California Enterprise Development Authority, Charter School Revenue Bonds, Academy for Academic Excellence Project, Series 2020A, 5.000%, 7/01/55	7/27 at 100.00	652,504
1,350	(c)	California Municipal Finance Authority Charter School Revenue Bonds, River Charter Schools Project, Series 2018A, 5.500%, 6/01/53	6/26 at 100.00	1,352,540
		California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project Pinewood & Oakwood Schools, Series 2016B:
800	(c)	4.000%, 11/01/36	11/26 at 100.00	749,946
1,000	(c)	4.500%, 11/01/46	11/26 at 100.00	906,032
		California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. - Lincoln Project, Taxable Series 2019B:
1,210	(c)	5.000%, 10/01/39	10/27 at 100.00	1,216,114
2,980	(c)	5.000%, 10/01/57	10/27 at 100.00	2,841,088
1,000	(c)	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	997,296
		California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A:
3,500		5.000%, 12/31/43, (AMT)	6/28 at 100.00	3,565,954
1,650		4.000%, 12/31/47, (AMT)	6/28 at 100.00	1,520,743
4,000		5.000%, 12/31/47, (AMT)	6/28 at 100.00	4,052,760
1,000		California Municipal Finance Authority, Revenue Bonds, The Master’s University & Seminary, Series 2019, 5.000%, 8/01/48	8/29 at 100.00	1,011,012
750	(c)	California School Finance Authority, Charter School Revenue Bonds, Aspire Public School - Obligated Group, Issue No. 6, Series 2020A, 5.000%, 8/01/42	8/28 at 100.00	766,198
1,550	(c)	California School Finance Authority, Charter School Revenue Bonds, Camino Nuevo Charter Academy Sustainability Series 2023A, 5.250%, 6/01/53	6/31 at 100.00	1,584,859
250	(c)	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood School, Series 2017A, 5.000%, 5/01/27	No Opt. Call	251,674

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		EDUCATION AND CIVIC ORGANIZATIONS (continued)

$1,100	(c)	California School Finance Authority, Charter School Revenue Bonds, Stem Preparatory Schools Obligated Group, Series 2023A, 5.375%, 5/01/63	6/31 at 100.00	$1,130,691

1,615	(c)	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	1,622,034

2,150	(c)	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46	7/25 at 100.00	2,158,673

		California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C:

7,995	(c)	5.000%, 7/01/46	7/25 at 101.00	8,068,043

8,340	(c)	5.250%, 7/01/52	7/25 at 101.00	8,428,497

800	(c)	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2016A, 6.000%, 7/01/51	7/26 at 100.00	819,173

3,430		California State University, Systemwide Revenue Bonds, Refunding Series 2015A, 5.000%, 11/01/43	11/25 at 100.00	3,489,505

10,440		California State University, Systemwide Revenue Bonds, Series 2018A, 5.000%, 11/01/43	11/28 at 100.00	11,113,765

2,935		University of California, General Revenue Bonds, Limited Project Series 2017M, 5.000%, 5/15/52	5/27 at 100.00	3,028,678

		University of California, General Revenue Bonds, Limited Project Series 2018O:

8,500		5.000%, 5/15/43	5/28 at 100.00	8,975,671

10,390		4.000%, 5/15/48	5/28 at 100.00	10,403,660

14,215		5.000%, 5/15/48	5/28 at 100.00	14,905,439

		University of California, General Revenue Bonds, Series 2018AZ:

3,930		5.000%, 5/15/38	5/28 at 100.00	4,198,999

6,775		5.000%, 5/15/48	5/28 at 100.00	7,111,261

12,810		University of California, General Revenue Bonds, Series 2020BE, 4.000%, 5/15/47	5/30 at 100.00	12,926,557

		TOTAL EDUCATION AND CIVIC ORGANIZATIONS		138,529,088
		FINANCIALS - 0.0% (0.0% of Total Investments)

1,305	(d)	Cofina Class 2 Trust Tax-Exempt Class 2054, Puerto Rico. Unit Exchanged From Cusip 74529JAP0, 0.000%, 8/01/54	No Opt. Call	276,123

		TOTAL FINANCIALS		276,123
		HEALTH CARE - 28.6% (17.3% of Total Investments)

		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B:

6,365		4.000%, 11/15/41	11/26 at 100.00	6,272,799

19,795		5.000%, 11/15/46	11/26 at 100.00	20,313,390

		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A:

20,215		4.000%, 11/15/48	11/27 at 100.00	19,553,747

13,110		5.000%, 11/15/48	11/27 at 100.00	13,551,622

5,890		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2018A, 5.000%, 11/15/38	11/27 at 100.00	6,161,401

7,960		California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Refunding Series 2016A, 4.000%, 3/01/39	3/26 at 100.00	7,760,225

7,810		California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2013A, 4.000%, 3/01/43	9/24 at 100.00	7,335,494

15,000		California Health Facilities Financing Authority, Revenue Bonds, Cedars- Sinai Medical Center, Refunding Series 2016B, 4.000%, 8/15/39	8/26 at 100.00	15,057,886

7,400		California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A, 5.000%, 8/15/47	8/27 at 100.00	7,569,083

4,750		California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital of Orange County, Series 2024A, 5.000%, 11/01/49	5/34 at 100.00	5,250,501

		California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019:

16,625		4.000%, 11/15/45	11/29 at 100.00	16,041,313

30,630		5.000%, 11/15/49	11/26 at 100.00	31,120,490

NAC	Nuveen California Quality Municipal Income Fund (continued)

Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		HEALTH CARE (continued)

		California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A:

$31,810		4.000%, 4/01/44	4/30 at 100.00	$30,841,780

10,855		4.000%, 4/01/45	4/30 at 100.00	10,426,559

2,815		4.000%, 4/01/49	4/30 at 100.00	2,700,135

4,430		California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2024A, 5.250%, 12/01/49	6/34 at 100.00	4,927,638

24,625		California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital at Stanford, Refunding Forward Delivery Series 2022A, 4.000%, 5/15/51	5/32 at 100.00	24,331,891

2,230		California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	2,230,971

16,375		California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	16,377,181

26,330		California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Refunding Series 2016A, 4.000%, 10/01/47	10/26 at 100.00	25,406,902

		California Infrastructure and Economic Development Bank, Revenue Bonds, Adventist Health Energy Projects, Series 2024A:

24,655		5.250%, 7/01/49	6/34 at 100.00	26,771,999

14,000		5.250%, 7/01/54	6/34 at 100.00	15,050,042

16,185		California Municipal Finance Authority, Revenue Bonds, Community Health System, Series 2021A, 4.000%, 2/01/51 - AGM Insured	2/32 at 100.00	15,577,109

		California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A:

3,095		5.000%, 7/01/42	7/27 at 100.00	3,141,062

685		5.000%, 7/01/47	7/27 at 100.00	690,194

		California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:

11,830		5.250%, 11/01/36	11/26 at 100.00	11,955,683

1,420		5.250%, 11/01/41	11/26 at 100.00	1,424,447

9,335		5.000%, 11/01/47	11/26 at 100.00	9,344,213

6,770		5.250%, 11/01/47	11/26 at 100.00	6,772,507

5,330		California Municipal Financing Authority, Certificates of Participation, Palomar Health, Series 2022A, 5.250%, 11/01/52 - AGM Insured	11/32 at 100.00	5,703,915

12,485		California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/47	10/26 at 100.00	12,549,496

14,550		California Public Finance Authority, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Fixed Period Series 2022A, 4.000%, 7/15/51	7/32 at 100.00	14,332,527

5,310		California Statewide Communities Development Authority, California, Redlands Community Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/46	10/26 at 100.00	5,376,343

		California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:

1,000		5.250%, 12/01/34	12/24 at 100.00	1,003,172

1,200		5.250%, 12/01/44	12/24 at 100.00	1,199,836

2,375		5.500%, 12/01/54	12/24 at 100.00	2,378,495

13,235	(c)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56	6/26 at 100.00	13,387,040

46,490	(c)	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A, 5.500%, 12/01/58	6/28 at 100.00	48,034,863

		California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2015A:

2,345		5.000%, 3/01/35	3/26 at 100.00	2,388,549

3,000		5.000%, 3/01/45	3/26 at 100.00	3,031,871

6,465		California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2016A, 4.000%, 8/15/51	8/26 at 100.00	6,214,250

2,475		California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2022A, 5.250%, 8/15/52 - AGM Insured	8/32 at 100.00	2,679,666

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		HEALTH CARE (continued)

		California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:

$50	(e),(f)	5.750%, 10/01/24	1/22 at 100.00	$49,867

54	(e),(f)	5.750%, 7/01/30	1/22 at 100.00	54,403

38	(e),(f)	5.750%, 7/01/35	1/22 at 100.00	38,085

51	(e),(f)	5.500%, 7/01/39	1/22 at 100.00	51,346

5,095		Madera County, California, Certificates of Participation, Valley Children’s Hospital Project, Series 1995, 5.750%, 3/15/28 - NPFG Insured	9/24 at 100.00	5,254,435

		Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016:

21,355		5.000%, 11/01/36	11/26 at 100.00	21,135,466

4,500		4.000%, 11/01/39	11/26 at 100.00	3,970,444

		University of California Regents, Medical Center Pooled Revenue Bonds, Series 2022P:

9,000		5.000%, 5/15/47	5/32 at 100.00	9,844,016

4,410		4.000%, 5/15/53	5/32 at 100.00	4,392,090

755		Washington Township Health Care District, California, Revenue Bonds, Series 2023A, 5.750%, 7/01/53	7/33 at 100.00	820,005

		TOTAL HEALTH CARE		527,848,444
		HOUSING/MULTIFAMILY - 17.3% (10.5% of Total Investments)

20,285	(c)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Creekwood, Series 2021A, 4.000%, 2/01/56	8/31 at 100.00	14,143,662

22,070	(c)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Glendale Properties, Junior Series 2021A-2, 4.000%, 8/01/47	8/31 at 100.00	18,288,729

25,610	(c)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50	2/30 at 100.00	19,473,757

660	(c)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Summit at Sausalito Apartments, Series 2021A-2, 4.000%, 2/01/50	8/32 at 100.00	519,998

2,020	(c)	California Community Housing Agency, California, Essential Housing Revenue Bonds, The Arbors, Series 2020A, 5.000%, 8/01/50	8/30 at 100.00	1,991,041

1,385	(c)	California Community Housing Agency, California, Essential Housing Revenue Bonds, Verdant at Green Valley Apartments, Series 2019A, 5.000%, 8/01/49	8/29 at 100.00	1,332,374

7,575	(c)	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A, 5.000%, 4/01/49	4/29 at 100.00	6,555,104

22,069		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019-2, 4.000%, 3/20/33	No Opt. Call	22,724,123

13,393		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2021-1, 3.500%, 11/20/35	No Opt. Call	13,033,439

5,010		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2021-3, 3.250%, 8/20/36	No Opt. Call	4,752,898

3,283		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series2019-1, 4.250%, 1/15/35	No Opt. Call	3,433,710

17,678		California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Social Certificates Series 2023-1, 4.375%, 9/20/36	No Opt. Call	18,681,279

		California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development - Claremont Properties LLC Claremont Colleges Project, Refunding Series 2023A:

1,465	(c)	5.500%, 7/01/50	7/33 at 105.00	1,534,396

1,000	(c)	6.000%, 7/01/53	7/33 at 105.00	1,070,959

23,750	(c)	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at Center City, Series 2021A-2, 4.000%, 4/01/56	4/31 at 100.00	19,077,736

8,060	(c)	CMFA Special Finance Agency, California, Essential Housing Revenue Bonds, Enclave Apartments, Senior Series 2022A-1, 4.000%, 8/01/58	2/32 at 100.00	6,547,768

3,265	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A-1, 3.600%, 5/01/47	5/32 at 100.00	2,783,634

NAC	Nuveen California Quality Municipal Income Fund (continued)

Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		HOUSING/MULTIFAMILY (continued)
$ 11,510	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, 777 Place-Pomona, Senior Lien Series 2021A-2, 3.250%, 5/01/57	5/32 at 100.00	$8,254,843
1,720	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Acacia on Santa Rosa Creek, Mezzanine Lien Series 2021B, 4.000%, 10/01/46	10/31 at 100.00	1,405,766
12,910	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Acacia on Santa Rosa Creek, Senior Lien Series 2021A, 4.000%, 10/01/56	10/31 at 100.00	11,597,276
1,950	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A-1, 3.500%, 10/01/46	10/31 at 100.00	1,637,715
20,500	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A-2, 4.000%, 10/01/56	10/31 at 100.00	16,762,360
25,110	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Center City Anaheim, Series 2020A, 5.000%, 1/01/54	1/31 at 100.00	22,551,889
4,810	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Jefferson-Anaheim Series 2021A-1, 2.875%, 8/01/41	8/31 at 100.00	4,524,497
7,030	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Jefferson-Anaheim Series 2021A-2, 3.125%, 8/01/56	8/31 at 100.00	5,445,509
3,750	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Millennium South Bay-Hawthorne, Series 2021A-1 and A-2, 3.250%, 7/01/56	7/32 at 100.00	2,718,483
3,565	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A-1, 3.400%, 10/01/46	10/31 at 100.00	2,979,972
21,695	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A-2, 4.000%, 10/01/56	10/31 at 100.00	16,602,344
		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien Series 2021A-1:
2,215	(c)	3.000%, 7/01/43	7/32 at 100.00	1,796,013
9,645	(c)	3.125%, 7/01/56	7/32 at 100.00	6,778,809
7,345	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Oceanaire-Long Beach, Social Series 2021A-2, 4.000%, 9/01/56	9/31 at 100.00	5,881,294
450	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Orange City Portfolio, Mezzanine Lien Series 2021B, 4.000%, 3/01/57	3/32 at 100.00	348,322
11,215	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Parallel-Anaheim Series 2021A, 4.000%, 8/01/56	8/31 at 100.00	10,094,497
4,020	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B, 4.000%, 12/01/56	12/31 at 100.00	3,074,441
8,025	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Union South Bay, Series 2021A-2, 4.000%, 7/01/56	7/31 at 100.00	6,598,576
2,010	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Waterscape Apartments, Mezzanine Lien Series 2021B, 4.000%, 9/01/46	9/31 at 100.00	1,719,674
5,700	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-1, 3.000%, 6/01/47	6/31 at 100.00	4,099,246
20,760	(c)	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments, Senior Lien Series 2021A-2, 3.125%, 6/01/57	6/31 at 100.00	12,934,267
21,185		CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Wood Creek Apartments, Senior Lien Series 2021A-1, 3.000%, 12/01/49	6/32 at 100.00	15,242,756
		TOTAL HOUSING/MULTIFAMILY		318,993,156

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value
	LONG-TERM CARE - 0.5% (0.3% of Total Investments)
$ 6,120	California Municipal Finance Authority, Revenue Bonds, HumanGood California Obligated Group, Refunding Series 2019, 4.000%, 10/01/37	10/26 at 100.00	$6,056,987
	California Statewide Communities Development Authority, Revenue Bonds, Odd Fellows Home of California Project, Insured Refunding Series 2023A:
1,900	4.000%, 4/01/43	4/30 at 100.00	1,920,009
1,000	4.125%, 4/01/53	4/30 at 100.00	1,001,023
	TOTAL LONG-TERM CARE		8,978,019
	TAX OBLIGATION/GENERAL - 27.1% (16.4% of Total Investments)
4,125	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/25 - AGM Insured	No Opt. Call	4,020,721
20,995	Berkeley Unified School District, Alameda County, California, General Obligation Bonds, Election of 2020 Series 2024D, 4.000%, 8/01/54	8/34 at 100.00	20,697,511
4,420	Butte-Glenn Community College District, Butte and Glenn Counties, California, General Obligation Bonds, Election 2016 Series 2017A, 5.250%, 8/01/46	8/27 at 100.00	4,627,345
2,500	California State, General Obligation Bonds, Refunding Various Purpose Bid Group C Series 2016, 5.000%, 9/01/32	9/26 at 100.00	2,599,273
	California State, General Obligation Bonds, Refunding Various Purpose Series 2016:
2,100	5.000%, 8/01/33	8/26 at 100.00	2,177,965
4,000	5.000%, 9/01/35	9/26 at 100.00	4,146,160
3,570	California State, General Obligation Bonds, Refunding Various Purpose Series 2021. Forward Delivery, 5.000%, 9/01/41	9/31 at 100.00	3,960,049
50	California State, General Obligation Bonds, Series 2013, 5.000%, 2/01/29	9/24 at 100.00	50,106
1,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2016, 5.000%, 9/01/34	9/26 at 100.00	1,037,547
10,620	California State, General Obligation Bonds, Various Purpose Series 2014, 5.000%, 10/01/44	10/24 at 100.00	10,629,595
14,780	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 11/01/47	11/27 at 100.00	15,393,240
5,000	California State, General Obligation Bonds, Various Purpose Series 2018. Bid Group A/B, 5.000%, 10/01/48	10/28 at 100.00	5,264,109
1,770	California State, General Obligation Bonds, Various Purpose Series 2020, 4.000%, 11/01/45	11/25 at 100.00	1,737,530
1,780	Centinela Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2002A, 5.250%, 2/01/26 - NPFG Insured	No Opt. Call	1,820,439
5,400	Central Unified School District, Fresno County, California, General Obligation Bonds, 2016 Election Series 2018B., 4.000%, 8/01/48	8/26 at 100.00	5,356,416
7,860	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2014, Series 2019C, 3.000%, 8/01/44 - BAM Insured	8/28 at 100.00	6,718,490
15,285	Desert Community College District, Riverside County, California, General Obligation Bonds, Election of 2016 Series 2024, 4.000%, 8/01/51	8/33 at 100.00	15,129,321
5,000	Elk Grove Unified School District, Sacramento County, California, General Obligation Bonds, Election of 2016, Series 2017, 4.000%, 8/01/46	8/26 at 100.00	4,979,092
15,250	Glendale Community College District, Los Angeles County, California, General Obligation Bonds, Election 2016 Taxable Refunding Series 2020B, 4.000%, 8/01/50	8/29 at 100.00	15,097,654
18,500	Grossmont Healthcare District, California, General Obligation Bonds, Refunding Series 2015D, 4.000%, 7/15/40	7/25 at 100.00	18,422,015
6,185	Grossmont-Cuyamaca Community College District, California, General Obligation Bonds, Refunding Series 2018, 4.000%, 8/01/47	8/28 at 100.00	6,142,808
5,150	Hacienda La Puente Unified School District Facilities Financing Authority, California, General Obligation Revenue Bonds, Program Series 2007, 5.000%, 8/01/26 - AGM Insured	No Opt. Call	5,401,913
3,000	Hacienda La Puente Unified School District, Los Angeles County, California, General Obligation Bonds, 2016 Election, Series 2017A, 4.000%, 8/01/47	8/27 at 100.00	2,957,476
5,585	Lake Elsinore Unified School District, Riverside County, California, General Obligation Bonds, 2016 Election Series B, 4.000%, 8/01/49 - BAM Insured	8/27 at 100.00	5,540,170

NAC	Nuveen California Quality Municipal Income Fund (continued)

Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		TAX OBLIGATION/GENERAL (continued)
$ 5,630	(g)	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010, 0.000%, 8/01/45 - AGM Insured	No Opt. Call	$4,842,988
4,140		Los Angeles Community College District, California, General Obligation Bonds, 2008 Election Series 2017J, 4.000%, 8/01/41	8/27 at 100.00	4,177,816
1,285		Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Measure Q Series 2020C, 4.000%, 7/01/40	7/30 at 100.00	1,314,481
3,100		Manteca Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2014 Series 2017B, 4.000%, 8/01/42	8/27 at 100.00	3,112,857
		Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2015A:
10,000		4.000%, 8/01/40	8/25 at 100.00	9,954,406
7,500		4.000%, 8/01/45	8/25 at 100.00	7,396,601
4,100		Monrovia Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001B, 0.000%, 8/01/27 - FGIC Insured	No Opt. Call	3,765,882
4,650		Monterey Peninsula Community College District, Monterey County, California, General Obligation Bonds, Election of 2020 Series 2024B, 4.000%, 8/01/51	8/33 at 100.00	4,602,639
6,950		Morgan Hill Unified School District, Santa Clara County, California, General Obligation Bonds, Election 2012 Series 2017B, 4.000%, 8/01/47	8/27 at 100.00	6,902,589
10,765		North Orange County Community College District, California, General Obligation Bonds, Election of 2002 Series 2003B, 0.000%, 8/01/27 - FGIC Insured	No Opt. Call	9,913,304
5,000		Oakland Unified School District, Alameda County, California, General Obligation Bonds, Election 2020, Series 2023A, 5.250%, 8/01/48 - AGM Insured	8/33 at 100.00	5,627,220
10,330		Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/35	No Opt. Call	6,069,156
5,000		Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2011, 6.375%, 8/01/45	2/33 at 100.00	6,035,103
7,350		Pleasant Valley School District, Ventura County, California, General Obligation Bonds, Refunding Series B, 4.000%, 8/01/46	8/29 at 100.00	7,353,456
16,736		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1, 4.000%, 7/01/41	7/31 at 103.00	15,906,909
28,000		San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B, 0.000%, 8/01/44	No Opt. Call	12,140,192
7,500		San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds, Election of 2016, Green Series 2022D-1, 4.250%, 8/01/52	2/32 at 100.00	7,579,532
9,760		San Francisco Community College District, California, General Obligation Bonds, Election 2020 Series 2020A, 4.000%, 6/15/45	6/30 at 100.00	9,766,746
4,970		San Rafael City High School District, Marin County, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/27 - FGIC Insured	No Opt. Call	4,575,474
4,175		Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2002, Series 2004, 0.000%, 8/01/25 - FGIC Insured	No Opt. Call	4,069,457
5,530	(g)	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D, 0.000%, 8/01/50 - AGM Insured	8/37 at 100.00	6,277,360
26,000	(g)	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 - AGM Insured	No Opt. Call	23,444,434
		Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2004 Election Series 2013B:
4,740		5.500%, 8/01/38	9/24 at 100.00	4,751,266
4,830		5.500%, 8/01/40	9/24 at 100.00	4,841,237
20,510		5.000%, 8/01/43	9/24 at 100.00	20,509,756
		Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A:
4,355		5.500%, 8/01/38	9/24 at 100.00	4,365,351
3,500		5.500%, 8/01/40	9/24 at 100.00	3,508,143
8,410		Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2015B, 4.000%, 8/01/45	8/25 at 100.00	8,235,237

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		TAX OBLIGATION/GENERAL (continued)
		Washington Township Health Care District, California, General Obligation Bonds, 2020 Election Series 2023B:
$ 750		4.250%, 8/01/45 - AGM Insured	8/33 at 100.00	$765,780
2,575		5.250%, 8/01/48	8/33 at 100.00	2,889,501
140,160	(g)	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	121,153,799
		TOTAL TAX OBLIGATION/GENERAL		499,755,617
		TAX OBLIGATION/LIMITED - 16.1% (9.8% of Total Investments)
1,675		Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19A, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	1,698,252
1,655		Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 - AMBAC Insured	9/24 at 100.00	1,661,474
615		Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	615,285
1,200		California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California State Teachers Retirement System Headquarters Expansion, Green Bond-Climate Bond Certified Series 2019, 5.000%, 8/01/44	8/29 at 100.00	1,282,600
10,525		California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	10,546,491
17,395		California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39	10/24 at 100.00	17,416,371
13,520		California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2014E, 5.000%, 9/01/39	9/24 at 100.00	13,547,606
2,550		California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017C, 5.000%, 9/02/47	9/27 at 100.00	2,604,153
2,000		California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2018A, 5.000%, 9/02/47	9/28 at 100.00	2,060,687
545		Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2022A-1, 5.000%, 6/01/51	12/31 at 100.00	566,082
		Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
9,000		5.000%, 11/15/32	11/25 at 100.00	9,135,362
11,000		5.000%, 11/15/39	11/25 at 100.00	11,059,585
1,955		Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2015A, 5.000%, 9/01/43	9/25 at 100.00	1,984,236
810		Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	817,547
1,000		Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	1,006,523
		Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A:
5,125		5.000%, 6/01/36	6/26 at 100.00	5,291,764
5,620		5.000%, 6/01/37	6/26 at 100.00	5,794,260
10,455		5.000%, 6/01/38	6/26 at 100.00	10,767,729
		Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Green Senior Lien Series 2019A:
5,000		5.000%, 7/01/39	7/28 at 100.00	5,358,589
20,735		5.000%, 7/01/44	7/28 at 100.00	21,956,236
3,995		Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	4,176,709
2,000		Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Series 2019E-1, 5.000%, 12/01/49	12/29 at 100.00	2,114,208
1,835		Modesto, California, Speical Tax Bonds, Community Faclities District 2004-1 Village One 2, Refunding Series 2014, 5.000%, 9/01/31	9/24 at 100.00	1,837,397

NAC	Nuveen California Quality Municipal Income Fund (continued)

Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		TAX OBLIGATION/LIMITED (continued)
$ 1,000		Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series 2009, 7.000%, 3/01/34	9/24 at 100.00	$1,003,162
2,215		Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 - NPFG Insured	No Opt. Call	2,284,953
6,055		Orange County Local Transportation Authority, California, Measure M2 Sales Tax Revenue Bonds, Limited Tax Series 2019, 5.000%, 2/15/41	2/29 at 100.00	6,491,960
		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
14,741		0.000%, 7/01/51	7/28 at 30.01	3,617,623
85,962		5.000%, 7/01/58	7/28 at 100.00	86,342,167
		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
5,500		4.329%, 7/01/40	7/28 at 100.00	5,439,452
43		4.536%, 7/01/53	7/28 at 100.00	41,248
8,185		4.784%, 7/01/58	7/28 at 100.00	8,099,137
3,500		Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Rancho Redevelopment Project, Series 2014, 5.000%, 9/01/30	9/24 at 100.00	3,506,026
815		River Islands Public Financing Authority, California, Special Tax Bonds, Community Facilities District 2003-1 Improvement Area 1, Refunding Series 2022A-1, 4.250%, 9/01/47 - AGM Insured	9/29 at 103.00	826,145
5,000		Riverside County Transportation Commission, California, Sales Tax Revenue Bonds, Refunding Limited Tax Series 2017B, 5.000%, 6/01/38	12/27 at 100.00	5,310,319
		Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015:
385		5.000%, 9/01/31	9/25 at 100.00	390,383
575		5.000%, 9/01/37	9/25 at 100.00	581,805
4,250		Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged Downtown Sacramento and Oak Park Projects, Series 2005A, 0.000%, 12/01/31 - FGIC Insured	No Opt. Call	3,351,032
		San Buenaventura Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Areas, Series 2008:
730		7.750%, 8/01/28	9/24 at 100.00	732,780
1,325		8.000%, 8/01/38	9/24 at 100.00	1,330,191
1,680		San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	2/25 at 100.00	1,687,049
5,000		San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%, 8/01/41 - NPFG Insured	8/26 at 100.00	5,138,543
540		Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	9/24 at 100.00	541,577
2,500		Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community Facility District 99-02, Series 2018A, 5.000%, 9/01/37	9/25 at 103.00	2,603,354
		Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017:
735	(c)	5.500%, 9/01/27	No Opt. Call	762,294
1,435	(c)	5.750%, 9/01/32	9/27 at 100.00	1,527,062
5,520	(c)	6.250%, 9/01/47	9/27 at 100.00	5,786,538
1,350		Temecula Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-1 Improvement Area 1, Series 2012, 5.000%, 9/01/33	9/24 at 100.00	1,351,576
1,700		Tracy, California, Special Tax Bonds, Community Facilities District 2016-1 Tracy Hills, Improvement Area 2, Series 2023, 5.750%, 9/01/48	9/29 at 103.00	1,836,934
		Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series 2020A:
4,315		5.000%, 10/01/45	4/30 at 100.00	4,456,637
7,285		5.000%, 10/01/49	4/30 at 100.00	7,468,903

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	TAX OBLIGATION/LIMITED (continued)
$ 1,535	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 - AGM Insured	9/24 at 100.00	$1,549,384
	TOTAL TAX OBLIGATION/LIMITED		297,357,380

	TRANSPORTATION - 27.8% (16.8% of Total Investments)
7,025	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2023F-2, 4.125%, 4/01/54	4/33 at 100.00	7,042,874
10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Fixed Rate Series 2017S-7, 4.000%, 4/01/37	4/27 at 100.00	10,138,451
5,760	Burbank-Glendale-Pasadena Airport Authority, California, Airport Revenue Bonds, Senior Series 2024B, 4.500%, 7/01/54 - AGM Insured, (AMT)	7/34 at 100.00	5,794,698
7,775	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc. Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29, (AMT)	No Opt. Call	7,798,600
10,979	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2021A, 4.000%, 1/15/46	1/31 at 100.00	10,685,507
1,200	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	1,212,741
7,500	Long Beach, California, Harbor Revenue Bonds, Series 2019A, 5.000%, 5/15/49	5/29 at 100.00	7,990,786
3,730	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding & Subordinate Series 2022C, 4.000%, 5/15/41, (AMT)	5/32 at 100.00	3,662,202
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding Subordinate Lien Private Activity Series 2021A:
4,160	5.000%, 5/15/46, (AMT)	5/31 at 100.00	4,364,657
20,895	5.000%, 5/15/51, (AMT)	5/31 at 100.00	21,807,545
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D:
2,000	5.000%, 5/15/36, (AMT)	5/25 at 100.00	2,017,780
24,920	5.000%, 5/15/41, (AMT) Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Series 2022H:	5/25 at 100.00	25,080,014
4,850	5.000%, 5/15/42, (AMT)	11/31 at 100.00	5,146,837
5,080	5.000%, 5/15/52, (AMT)	11/31 at 100.00	5,309,422
24,405	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016B, 5.000%, 5/15/46, (AMT)	5/26 at 100.00	24,692,501
3,310	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/44, (AMT)	11/27 at 100.00	3,386,695
5,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018D, 5.000%, 5/15/48, (AMT)	5/29 at 100.00	5,143,979
5,485	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2019E, 5.000%, 5/15/44	11/28 at 100.00	5,832,974
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2021D:
945	5.000%, 5/15/37, (AMT)	11/31 at 100.00	1,025,424
22,230	5.000%, 5/15/46, (AMT)	11/31 at 100.00	23,393,898
3,750	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2022A, 5.000%, 5/15/45, (AMT)	5/32 at 100.00	3,968,025
4,780	Riverside County Transportation Commission, California, Toll Revenue Second Lien Bonds, RCTC 91 Express Lanes, Refunding Series 2021C, 4.000%, 6/01/47	6/31 at 100.00	4,655,626
7,750	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, RCTC 91 Express Lanes, Refunding Series 2021B-1, 4.000%, 6/01/46	6/31 at 100.00	7,660,457

NAC	Nuveen California Quality Municipal Income Fund (continued)

Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		TRANSPORTATION (continued)
		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, International Senior Series 2023B:
$ 23,740		5.000%, 7/01/53, (AMT)	7/33 at 100.00	$24,977,801
20,000		5.250%, 7/01/58, (AMT)	7/33 at 100.00	21,377,590
		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Refunding Subordinate Series 2019A:
3,600		5.000%, 7/01/34	7/29 at 100.00	3,975,894
1,250		5.000%, 7/01/36	7/29 at 100.00	1,370,723
6,000		San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2021A, 4.000%, 7/01/51	7/31 at 100.00	5,880,436
		San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2023C:
16,410		5.500%, 5/01/42, (AMT)	5/33 at 100.00	18,320,825
11,000		5.500%, 5/01/43, (AMT)	5/33 at 100.00	12,233,843
1,845		5.750%, 5/01/48, (AMT)	5/33 at 100.00	2,068,514
14,500	(h)	San Francisco Airport Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2022A, 5.000%, 5/01/52, (AMT), (UB)	5/32 at 100.00	15,190,522
34,270		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47	5/27 at 100.00	35,477,277
		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2019A:
3,040		5.000%, 5/01/38, (AMT)	5/29 at 100.00	3,200,154
43,180		5.000%, 5/01/44, (AMT)	5/29 at 100.00	44,596,136
25,885		5.000%, 5/01/49, (AMT)	5/29 at 100.00	26,561,510
22,835		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2016B, 5.000%, 5/01/46, (AMT)	5/26 at 100.00	23,098,162
10,910		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2017A, 5.000%, 5/01/42, (AMT)	5/27 at 100.00	11,137,488
		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D:
3,775		5.000%, 5/01/48, (AMT)	5/28 at 100.00	3,833,373
24,820		5.250%, 5/01/48, (AMT)	5/28 at 100.00	25,630,611
4,900		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019E, 5.000%, 5/01/40, (AMT)	5/29 at 100.00	5,109,524
7,510		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019F, 5.000%, 5/01/50	5/29 at 100.00	7,936,174
16,936		San Joaquin Hills Transportation Corridor Agency, Orange County, California, Refunding Senior Lien Toll Road Revenue Bonds, Series 2021A, 4.000%, 1/15/50	1/32 at 100.00	16,739,949
6,250		San Jose, California, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 3/01/47, (AMT)	3/27 at 100.00	6,317,363
		TOTAL TRANSPORTATION		512,845,562

		U.S. GUARANTEED - 10.9% (6.6% of Total Investments) (i)
18,400		Antelope Valley Community College District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2017A, 5.250%, 8/01/42, (Pre-refunded 2/15/27)	2/27 at 100.00	19,682,226
1,285		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43, (Pre-refunded 8/15/25)	8/25 at 100.00	1,316,375
		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B:
12,880		5.000%, 11/15/46, (Pre-refunded 11/15/26)	11/26 at 100.00	13,577,215
16,250		California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/46, (Pre-refunded 11/15/25)	11/25 at 100.00	16,744,119
18,250		California Municipal Finance Authority, Revenue Bonds, Pomona College, Series 2017, 5.000%, 1/01/48, (Pre-refunded 1/01/28)	1/28 at 100.00	19,826,455

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		U.S. GUARANTEED (i) (continued)
$ 14,400		California State University, Systemwide Revenue Bonds, Series 2014A, 5.000%, 11/01/32, (Pre-refunded 11/01/24)	11/24 at 100.00	$14,446,891
5,500		California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Series 2014, 5.000%, 11/15/44, (Pre-refunded 11/15/24) - AGM Insured	11/24 at 100.00	5,521,712
7,500		Desert Community College District, Riverside County, California, General Obligation Bonds, Refunding Series 2016, 5.000%, 8/01/37, (Pre-refunded 2/01/26)	2/26 at 100.00	7,779,860
		Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A:
1,790		5.000%, 6/01/40, (Pre-refunded 6/01/25)	6/25 at 100.00	1,823,997
1,460		5.000%, 6/01/40, (Pre-refunded 6/01/25)	6/25 at 100.00	1,487,729
86,320		5.000%, 6/01/45, (Pre-refunded 6/01/25)	6/25 at 100.00	87,959,441
		Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2021D:
55		5.000%, 5/15/37, (Pre-refunded 11/15/31), (AMT)	11/31 at 100.00	61,677
70		5.000%, 5/15/46, (Pre-refunded 11/15/31), (AMT)	11/31 at 100.00	78,499
5,840		Orange County Water District, California, Revenue Certificates of Participation, Series 1999A, 5.375%, 8/15/29, (ETM)	No Opt. Call	6,408,699
905		Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34, (Pre-refunded 8/15/32) - NPFG Insured	8/32 at 100.00	1,057,146
2,000		Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26, (ETM)	No Opt. Call	2,116,086
1,460		Rohnert Park Community Development Commission, California, Tax Allocation Bonds, Redevelopment Project Series 2007R, 5.000%, 8/01/37 - FGIC Insured, (ETM)	9/24 at 100.00	1,524,913
		San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D:
5		5.000%, 5/01/48, (Pre-refunded 5/01/28), (AMT)	5/28 at 100.00	5,303
		TOTAL U.S. GUARANTEED		201,418,343

		UTILITIES - 27.7% (16.8% of Total Investments)
44,950	(h)	California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2023G, 5.250%, 11/01/54, (Mandatory Put 4/01/30), (UB)	1/30 at 100.19	48,485,965
29,560		California Community Choice Financing Authority, Clean Energy Project Revenue Bonds, Green Series 2024A, 5.000%, 5/01/54, (Mandatory Put 4/01/32)	1/32 at 100.21	32,026,282
		California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
3,925	(c)	5.000%, 7/01/37, (AMT)	1/25 at 100.00	3,936,234
69,535	(c)	5.000%, 11/21/45, (AMT)	1/25 at 100.00	69,656,756
85		California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2004A, 5.250%, 10/01/24 - AGM Insured	9/24 at 100.00	85,153
2,200		East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Green Series 2017A, 5.000%, 6/01/45	6/27 at 100.00	2,296,689
5,000		East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Green Series 2019A, 5.000%, 6/01/49	6/29 at 100.00	5,319,162
		Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
14,140		5.000%, 11/15/35	No Opt. Call	15,766,387
7,610		5.500%, 11/15/37	No Opt. Call	8,923,909
47,705		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A, 5.000%, 7/01/47	1/27 at 100.00	49,226,451
12,870		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018A, 5.000%, 7/01/38	1/28 at 100.00	13,624,977

NAC	Nuveen California Quality Municipal Income Fund (continued)

Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		UTILITIES (continued)
$ 8,980		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2019A, 5.000%, 7/01/45	1/29 at 100.00	$9,534,507
		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2020B:
8,960		5.000%, 7/01/40	7/30 at 100.00	9,888,846
5,105		5.000%, 7/01/45	7/30 at 100.00	5,533,139
26,625		5.000%, 7/01/50	7/30 at 100.00	28,606,113
		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2022B:
4,000		5.000%, 7/01/47	7/32 at 100.00	4,410,994
6,500		5.000%, 7/01/52	7/32 at 100.00	7,099,929
		Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2022C:
3,000		5.000%, 7/01/39	1/32 at 100.00	3,414,083
2,325		5.000%, 7/01/41	1/32 at 100.00	2,600,920
3,500		Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Series 2022B, 5.000%, 7/01/52	1/32 at 100.00	3,809,702
2,875		Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Series 2023A, 5.000%, 7/01/49	7/33 at 100.00	3,192,397
10,000		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2016A, 5.000%, 7/01/46	1/26 at 100.00	10,188,522
50,385		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A, 5.000%, 7/01/44	1/27 at 100.00	52,153,655
		Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2020C:
2,000		5.000%, 7/01/36	7/30 at 100.00	2,245,983
3,000		5.000%, 7/01/38	7/30 at 100.00	3,351,016
5,000		Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series 2018A, 5.000%, 6/01/43	6/28 at 100.00	5,270,994
		Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien Series 2013A:
1,245		5.000%, 6/01/34	9/24 at 100.00	1,246,119
6,840		5.000%, 6/01/35	9/24 at 100.00	6,845,419
5,025		Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding Series 2020C, 5.000%, 7/01/38	7/30 at 100.00	5,621,551
6,500		Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding Series 2023A, 5.000%, 4/01/53	4/33 at 100.00	7,189,703
7,525		Moulton Niguel Water District, California, Certificates of Participation, Series 2019, 3.000%, 9/01/44	3/29 at 100.00	6,503,243
2,820		Orange County Sanitation District, California, Wastewater Revenue Bonds, Refunding Series 2016A, 5.000%, 2/01/35	2/26 at 100.00	2,896,070
4,415	(c)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A, 5.000%, 7/01/47	7/30 at 100.00	4,499,581
2,950		Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Sacramento Regional County Sanitation District, Series 2020A, 5.000%, 12/01/50	12/30 at 100.00	3,186,093
16,670		Sacramento Municipal Utility District, California, Electric Revenue Bonds, Climate Certified Green Series 2023K, 5.000%, 8/15/53	8/33 at 100.00	18,517,809
7,000		Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2019G, 5.000%, 8/15/41	8/29 at 100.00	7,556,482
1,510		Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2020H, 5.000%, 8/15/50	8/30 at 100.00	1,632,997
4,000		San Diego Public Facilities Financing Authority, California, Water Revenue Bonds, Senior Series 2023A, 4.000%, 8/01/52	8/33 at 100.00	3,951,956
1,180		San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/37	8/26 at 100.00	1,220,534
4,000		Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33	No Opt. Call	4,255,326

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		UTILITIES (continued)
$ 31,970		Southern California Public Power Authority, Southern Transmission System Renewal Project Revenue Bonds, Series 2023-1A, 5.000%, 7/01/48	7/33 at 100.00	$35,647,583
		TOTAL UTILITIES		511,419,231
		TOTAL MUNICIPAL BONDS (cost $2,975,368,178)		3,038,953,504
		TOTAL LONG-TERM INVESTMENTS (cost $2,975,368,178)		3,038,953,504
Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		SHORT-TERM INVESTMENTS - 0.4% (0.2% of Total Investments)

		MUNICIPAL BONDS - 0.4% (0.2% of Total Investments)

		TRANSPORTATION - 0.2% (0.1% of Total Investments)
$ 4,000	(j)	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Variable Rate Demand Obligations, Series 2007C, 2.180%, 4/01/47	8/24 at 100.00	$4,000,000
		TOTAL TRANSPORTATION		4,000,000

		UTILITIES - 0.2% (0.1% of Total Investments)
2,500	(j)	Modesto, California, Water Revenue Certificates of Participation, Series 2008A, 2.350%, 10/01/36	8/24 at 100.00	2,500,000
		TOTAL UTILITIES		2,500,000
		TOTAL Municipal Bonds (cost $6,500,000)		6,500,000
		TOTAL SHORT-TERM INVESTMENTS (cost $6,500,000)		6,500,000
		TOTAL INVESTMENTS (cost $2,981,868,178) - 165.0%		3,045,453,504
		FLOATING RATE OBLIGATIONS - (2.4)%		(44,585,000)
		MFP SHARES, NET - (14.9)% (k)		(274,916,437)
		VRDP SHARES, NET - (49.0)% (l)		(905,470,524)
		OTHER ASSETS & LIABILITIES, NET - 1.3%		25,605,127
		NET ASSETS APPLICABLE TO COMMON SHARES - 100%		$1,846,086,670

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $422,260,681 or 13.9% of Total Investments.

(d)

Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

(e)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(f)	For fair value measurement disclosure purposes, investment classified as Level 3.
(g)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(h)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(i)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(j)

Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(k)	MFP Shares, Net as a percentage of Total Investments is 9.0%.
(l)	VRDP Shares, Net as a percentage of Total Investments is 29.7%.

NAC	Nuveen California Quality Municipal Income Fund (continued)

Portfolio of Investments August 31, 2024

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.

See Notes to Financial Statements

NXJ	Nuveen New Jersey Quality Municipal Income Fund
Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		LONG-TERM INVESTMENTS - 161.6% (97.4% of Total Investments)

		MUNICIPAL BONDS - 161.6% (97.4% of Total Investments)

		CONSUMER STAPLES - 5.2% (3.1% of Total Investments)
		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
$ 8,525		4.000%, 6/01/37	6/28 at 100.00	$8,536,333
12,895		5.000%, 6/01/46	6/28 at 100.00	13,212,242
7,705		Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	7,777,698
		TOTAL CONSUMER STAPLES		29,526,273

		EDUCATION AND CIVIC ORGANIZATIONS - 20.3% (12.3% of Total Investments)
1,000		Atlantic County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, Stockton University Atlantic City Campus Phase II, Series 2021A, 4.000%, 7/01/53 - AGM Insured	7/31 at 100.00	958,040
715		Camden County Improvement Authority, New Jersey, School Revenue Bonds, KIPP: Cooper Norcross Academy 2022 Project, Social Series 2022, 6.000%, 6/15/62	12/30 at 100.00	769,309
		Essex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, Institute of Technology CHF-Newark, LLC-NJIT Student Housing Project, Series 2021A:
1,600		4.000%, 8/01/51 - BAM Insured	8/31 at 100.00	1,573,202
1,000		4.000%, 8/01/56 - BAM Insured	8/31 at 100.00	981,726
1,000		Gloucester County Improvement Authority, New Jersey, Revenue Bonds, Rowan University Fossil Park & Student Center Projects, Series 2021, 4.000%, 7/01/46 - BAM Insured	7/30 at 100.00	991,743
		Gloucester County Improvement Authority, New Jersey, Revenue Bonds, Rowan University Project, County Guaranteed Loan, Series 2024:
4,320	(c)	5.000%, 7/01/49 - BAM Insured, (UB)	1/32 at 100.00	4,654,891
4,000	(c)	5.000%, 7/01/54 - BAM Insured, (UB)	1/32 at 100.00	4,284,962
1,015		Gloucester County Improvement Authority, New Jersey, Revenue Bonds, Rowan University Student Center Project, Series 2024, 4.000%, 2/27/25	12/24 at 100.00	1,016,863
1,000		New Jersey Economic Development Authority, Charter School Revenue Bonds, Foundation Academy Charter School, Series 2018A, 5.000%, 7/01/50	1/28 at 100.00	1,002,866
175	(d)	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck Community Charter School, Series 2017A, 5.125%, 9/01/52	9/27 at 100.00	176,326
2,025		New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding Series 2015, 5.000%, 3/01/25	No Opt. Call	2,043,864
		New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding Series 2017:
820		3.000%, 6/01/32	12/27 at 100.00	800,491
500		5.000%, 6/01/32	12/27 at 100.00	523,478
1,000		New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2015H, 4.000%, 7/01/39 - AGM Insured	7/25 at 100.00	1,000,185
		New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Refunding Series 2015D:
2,395		5.000%, 7/01/31	7/25 at 100.00	2,430,863
1,600		5.000%, 7/01/33	7/25 at 100.00	1,622,490
1,000		5.000%, 7/01/34	7/25 at 100.00	1,013,267
5,280		New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Refunding Series 2021C, 5.000%, 3/01/30	No Opt. Call	5,980,610
12,000	(c)	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Series 2024B, 4.000%, 3/01/53, (UB)	3/34 at 100.00	11,961,919
		New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2017F:
330		3.750%, 7/01/37	7/27 at 100.00	255,947
3,830		4.000%, 7/01/42	7/27 at 100.00	2,795,036
3,885		5.000%, 7/01/47	7/27 at 100.00	3,020,062

NXJ	Nuveen New Jersey Quality Municipal Income Fund (continued)

Portfolio of Investments August 31, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	EDUCATION AND CIVIC ORGANIZATIONS (continued)
$ 1,200	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Refunding Series 2015C, 5.000%, 7/01/35	7/25 at 100.00	$1,212,660
775	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Refunding Series 2017D, 3.500%, 7/01/44	7/27 at 100.00	667,926
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D:
685	5.000%, 7/01/38	9/24 at 100.00	685,438
1,935	5.000%, 7/01/43	9/24 at 100.00	1,935,944
1,980	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2016C, 3.000%, 7/01/46	7/26 at 100.00	1,534,868
860	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology Issue, Green Series 2020A, 4.000%, 7/01/50	7/30 at 100.00	799,225
	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology, Series 2017A:
1,060	5.000%, 7/01/37	7/27 at 100.00	1,096,349
2,280	5.000%, 7/01/42	7/27 at 100.00	2,330,963
1,050	4.000%, 7/01/47	7/27 at 100.00	993,026
3,160	5.000%, 7/01/47	7/27 at 100.00	3,211,556
4,560	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2015C, 5.000%, 7/01/40	7/25 at 100.00	4,601,714
	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2017B:
2,000	5.000%, 7/01/42 - AGM Insured	7/27 at 100.00	2,059,408
2,295	5.000%, 7/01/47 - AGM Insured	7/27 at 100.00	2,354,314
1,080	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding Senior Series 2021B, 2.500%, 12/01/40, (AMT)	12/29 at 100.00	986,703
10,560	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding Senior Series 2022B, 4.000%, 12/01/41, (AMT)	12/30 at 100.00	10,559,472
	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding Series 2018A:
670	3.750%, 12/01/30, (AMT)	6/28 at 100.00	671,477
680	4.000%, 12/01/32, (AMT)	6/28 at 100.00	680,980
530	4.000%, 12/01/33, (AMT)	6/28 at 100.00	529,229
565	4.000%, 12/01/35, (AMT)	6/28 at 100.00	564,315
1,375	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding Series 2023B, 4.000%, 12/01/44, (AMT)	12/33 at 100.00	1,331,595
1,000	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding Series 2024B, 4.250%, 12/01/45, (AMT)	12/34 at 100.00	1,014,859
2,430	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding Subordinate Series 2021C, 3.250%, 12/01/51, (AMT)	12/29 at 100.00	1,828,343
2,500	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding Subordinate Series 2022C, 5.000%, 12/01/52, (AMT)	12/30 at 100.00	2,561,853
	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2016-1A:
1,500	3.500%, 12/01/32, (AMT)	12/25 at 100.00	1,489,016
345	4.000%, 12/01/39, (AMT)	12/25 at 100.00	344,947
880	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Senior Series 2019B, 3.250%, 12/01/39, (AMT)	6/28 at 100.00	836,587
465	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Senior Series 2020B, 3.500%, 12/01/39, (AMT)	12/28 at 100.00	452,048
	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Series 2015-1A:
1,615	4.000%, 12/01/28, (AMT)	12/24 at 100.00	1,613,832
895	4.000%, 12/01/30, (AMT)	12/24 at 100.00	887,435
6,855	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Subordinate Series 2017-C, 4.250%, 12/01/47, (AMT)	12/26 at 100.00	6,796,600
4,795	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Subordinate Series 2019C, 3.625%, 12/01/49, (AMT)	6/28 at 100.00	3,925,066
1,000	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Subordinate Series 2020C, 4.250%, 12/01/50, (AMT)	12/28 at 100.00	922,085

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value
	EDUCATION AND CIVIC ORGANIZATIONS (continued)
$ 2,315	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	$2,339,551
1,000	Passaic County Improvement Authority, New Jersey, Charter School Revenue Bonds, Paterson Arts & Science Charter School, Series 2023, 5.500%, 7/01/58	7/31 at 100.00	1,037,734
	TOTAL EDUCATION AND CIVIC ORGANIZATIONS		114,715,258

	FINANCIALS - 0.2% (0.1% of Total Investments)
1,054	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 6.500%, 4/01/28	No Opt. Call	1,062,363
	TOTAL FINANCIALS		1,062,363

	HEALTH CARE - 13.6% (8.2% of Total Investments)
	New Jersey Health Care Facilities Authority, Revenue Bonds, Atlanticare Health System Obligated Group Issue, Series 2021:
2,880	2.375%, 7/01/46	7/31 at 100.00	1,917,094
1,215	3.000%, 7/01/51	7/31 at 100.00	945,163
135	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	9/24 at 100.00	135,123
2,035	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital Corporation, Refunding Series 2016, 4.000%, 7/01/41	1/27 at 100.00	2,036,457
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Meridian Health Obligated Group, Refunding Series 2017A:
700	5.000%, 7/01/28	7/27 at 100.00	744,423
4,140	5.000%, 7/01/57	7/27 at 100.00	4,212,497
210	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Refunding Series 2014A, 4.000%, 7/01/45	9/24 at 100.00	200,250
12,010	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	12,348,933
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Series 2024A:
2,000	5.250%, 7/01/49	7/34 at 100.00	2,221,760
7,125	4.125%, 7/01/54	7/34 at 100.00	7,008,620
3,380	5.250%, 7/01/54	7/34 at 100.00	3,737,768
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A:
830	5.000%, 7/01/32	7/26 at 100.00	856,073
1,055	5.000%, 7/01/33	7/26 at 100.00	1,087,310
1,370	5.000%, 7/01/34	7/26 at 100.00	1,411,270
3,280	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43	7/26 at 100.00	3,348,332
375	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Refunding Series 2024A, 4.250%, 7/01/54	7/34 at 100.00	377,636
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Series 2021A:
1,690	4.000%, 7/01/45	7/31 at 100.00	1,674,220
1,000	3.000%, 7/01/51	7/31 at 100.00	781,888
1,755	4.000%, 7/01/51	7/31 at 100.00	1,723,275
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016:
1,600	3.000%, 7/01/32	7/26 at 100.00	1,470,224
1,135	4.000%, 7/01/34	7/26 at 100.00	1,105,306
1,600	5.000%, 7/01/35	7/26 at 100.00	1,627,055
3,700	5.000%, 7/01/36	7/26 at 100.00	3,755,640
2,095	5.000%, 7/01/41	7/26 at 100.00	2,107,515
6,595	4.000%, 7/01/48	7/26 at 100.00	6,038,904
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A:
3,875	4.125%, 7/01/38 - AGM Insured	7/25 at 100.00	3,882,726
3,915	5.000%, 7/01/46 - AGM Insured	7/25 at 100.00	3,935,550

NXJ	Nuveen New Jersey Quality Municipal Income Fund (continued)

Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		HEALTH CARE (continued)
		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health System Obligated Group, Series 2019:
$ 1,500		4.000%, 7/01/44	7/29 at 100.00	$1,459,868
5,350		3.000%, 7/01/49	7/29 at 100.00	4,257,721
		TOTAL HEALTH CARE		76,408,601

		HOUSING/MULTIFAMILY - 5.5% (3.3% of Total Investments)
		New Jersey Economic Development Authority, Revenue Bonds, Provident Group - Kean Properties LLC - Kean University Student Housing Project, Series 2017A:
450		5.000%, 7/01/47	1/27 at 100.00	450,262
1,400		5.000%, 1/01/50	1/27 at 100.00	1,397,906
1,900		New Jersey Economic Development Authority, Revenue Bonds, Provident Group - Rowan Properties LLC - Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48	1/25 at 100.00	1,831,445
6,575		New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC - New Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	6,202,163
3,363		New Jersey Housing & Mortgage Finance Agency, Multifamily Conduit Revenue Bonds, Cherry Garden Apartments Project, Series 2021B, 2.375%, 1/01/39	No Opt. Call	2,641,314
1,730		New Jersey Housing & Mortgage Finance Agency, Multifamily Conduit Revenue Bonds, Riverview Towers Apartments, Series 2024B, 5.250%, 12/20/65	3/34 at 100.00	1,822,802
2,000		New Jersey Housing and Mortgage Finance Agency, Multifamily Conduit Revenue Bonds, Forest Hill House, Series 2024A-1, 5.000%, 1/20/66	6/34 at 100.00	2,055,405
4,320		New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A, 4.000%, 11/01/45	11/24 at 100.00	4,098,327
		New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2017D:
1,125		3.900%, 11/01/32, (AMT)	5/26 at 100.00	1,129,131
1,750		4.250%, 11/01/37, (AMT)	5/26 at 100.00	1,750,323
		New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2020A:
1,150		2.300%, 11/01/40	11/29 at 100.00	863,327
500		2.450%, 11/01/45	11/29 at 100.00	361,196
1,000		2.550%, 11/01/50	11/29 at 100.00	669,968
1,000		2.625%, 11/01/56	11/29 at 100.00	677,952
		New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2021A:
1,500		2.250%, 11/01/36	11/30 at 100.00	1,228,467
1,270		2.650%, 11/01/46	11/30 at 100.00	945,507
1,445		2.700%, 11/01/51	11/30 at 100.00	999,175
1,310		2.750%, 11/01/56	11/30 at 100.00	879,752
750		New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2023C, 5.000%, 11/01/38, (AMT)	5/32 at 100.00	779,596
		TOTAL HOUSING/MULTIFAMILY		30,784,018

		HOUSING/SINGLE FAMILY - 11.7% (7.0% of Total Investments)
		New Jersey Housing and Mortgage Finance Agency, Single Family
		Housing Revenue Bonds, Series 2018A:
5,280		3.600%, 4/01/33	10/27 at 100.00	5,266,539
3,275		3.750%, 10/01/35	10/27 at 100.00	3,252,164
2,840		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018B, 3.800%, 10/01/32, (AMT)	10/27 at 100.00	2,814,936
		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2019C:
4,585		3.500%, 10/01/34	4/28 at 100.00	4,514,481
4,835	(c)	3.850%, 10/01/39, (UB)	4/28 at 100.00	4,784,603
2,780		3.950%, 10/01/44	4/28 at 100.00	2,712,698

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		HOUSING/SINGLE FAMILY (continued)
		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2020E:
$ 4,810		2.050%, 10/01/35	4/29 at 100.00	$3,904,076
6,235		2.250%, 10/01/40	4/29 at 100.00	4,669,592
3,210		2.400%, 10/01/45	4/29 at 100.00	2,286,121
		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2024K:
1,000		4.150%, 10/01/39	10/32 at 100.00	1,006,438
1,335		4.550%, 10/01/44	10/32 at 100.00	1,356,049
1,500		4.700%, 10/01/50	10/32 at 100.00	1,523,800
		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Social Series 2021H:
5,995		1.900%, 10/01/36	4/30 at 100.00	4,520,199
4,625		2.150%, 10/01/41	4/30 at 100.00	3,317,871
8,070		2.400%, 4/01/52	4/30 at 100.00	5,432,705
		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Social Series 2022I:
4,040		4.500%, 10/01/42	4/31 at 100.00	4,061,013
3,095		4.600%, 10/01/46	4/31 at 100.00	3,104,884
		New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Social Series 2023J:
1,000	(c)	4.150%, 10/01/38, (UB)	4/32 at 100.00	1,018,755
2,300	(c)	4.500%, 10/01/43, (UB)	4/32 at 100.00	2,320,347
3,850	(c)	4.700%, 10/01/48, (UB)	4/32 at 100.00	3,867,770
		TOTAL HOUSING/SINGLE FAMILY		65,735,041

		LONG-TERM CARE - 0.7% (0.4% of Total Investments)
1,110		New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	9/24 at 100.00	1,095,329
2,755	(d),(e)	New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal LLC Project, Series 2020, 5.000%, 1/01/40	1/28 at 102.00	1,909,619
1,430	(d),(e)	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive Healthcare Urban Renewal LLC, Series 2018, 5.750%, 10/01/38	10/26 at 102.00	1,067,683
		TOTAL LONG-TERM CARE		4,072,631

		TAX OBLIGATION/GENERAL - 19.4% (11.7% of Total Investments)
1,780		Bridgewater & Raritan School District, Somerset County, New Jersey, General Obligation Bonds, Series 2024, 4.000%, 7/15/45	1/33 at 100.00	1,800,776
2,920		Cumberland County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Correctional Facility Project, Series 2018, 4.000%, 10/01/43 - BAM Insured	10/28 at 100.00	2,925,342
		Cumberland County, New Jersey, General Obligation Bonds, Series 2021:
1,470		2.000%, 5/15/30	5/28 at 100.00	1,337,888
1,475		2.000%, 5/15/31	5/28 at 100.00	1,310,484
8,600		East Brunswick Township, Middlesex County, New Jersey, General Obligation Bonds, General Improvement Water Utility Bond Anticipation Notes Series 2024, 4.500%, 7/15/25	No Opt. Call	8,715,970
3,820		Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Essex County Family Court Building House Projects, County Guaranteed Series 2024, 5.000%, 6/18/25	No Opt. Call	3,879,518
680		Hamilton Township, Mercer County Board of Education, New Jersey, General Obligation Bonds, Series 2017, 3.250%, 12/15/38	12/27 at 100.00	631,725
		Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018:
1,340		3.125%, 3/01/31 - BAM Insured	3/28 at 100.00	1,326,383
1,110		3.250%, 3/01/32 - BAM Insured	3/28 at 100.00	1,099,712
1,255		3.500%, 3/01/36 - BAM Insured	3/28 at 100.00	1,241,854
1,040		Hudson County Improvement Authority, New Jersey, County Guaranteed Governmental Loan Revenue Bonds, Guttenberg General Obligation Bond Project, Series 2018, 5.000%, 8/01/42	8/25 at 100.00	1,053,117
4,575		Hudson County Improvement Authority, New Jersey, County Guaranteed Pooled Notes, Series 2024B-1, 4.500%, 7/11/25	No Opt. Call	4,633,715

NXJ	Nuveen New Jersey Quality Municipal Income Fund (continued)

Portfolio of Investments August 31, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value
	TAX OBLIGATION/GENERAL (continued)
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Courthouse Project, Series 2020:
$ 2,000	4.000%, 10/01/46	10/30 at 100.00	$1,981,786
2,390	4.000%, 10/01/51	10/30 at 100.00	2,333,867
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Vocational Technical Schools Project, Series 2016:
4,235	5.000%, 5/01/46	5/26 at 100.00	4,312,846
9,775	5.250%, 5/01/51	5/26 at 100.00	9,988,966
	Jersey City Board of Education, Hudson County, New Jersey, General Obligation Bonds, School Energy Savings Refunding Series 2023:
650	4.000%, 8/15/40 - AGM Insured	8/33 at 100.00	668,686
500	4.000%, 8/15/41 - AGM Insured	8/33 at 100.00	512,189
880	4.125%, 8/15/42 - AGM Insured	8/33 at 100.00	906,323
2,000	Jersey City, New Jersey, Bond Anticipation Notes Series 2023C, 5.000%, 10/24/24	No Opt. Call	2,004,300
5,000	Jersey City, New Jersey, General Obligation Bonds, General Improvement Series 2022A, 3.000%, 2/15/37	2/29 at 100.00	4,637,312
	Jersey City, New Jersey, General Obligation Bonds, Refunding General Improvement Series 2017A:
1,000	5.000%, 11/01/29	11/27 at 100.00	1,068,898
515	5.000%, 11/01/31	11/27 at 100.00	546,627
440	5.000%, 11/01/33	11/27 at 100.00	465,137
1,850	Madison Borough Board of Education, Morris County, New Jersey, General Obligation Bonds, School Series 2024, 1.000%, 8/15/30	No Opt. Call	1,609,854
1,000	Monmouth County Improvement Authority, New Jersey, Governmental Pooled Loan Revenue Bonds, Series 2021A, 3.000%, 3/01/36	3/31 at 100.00	960,414
760	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding Parking Utility Series 2014A, 5.000%, 1/01/37	9/24 at 100.00	760,929
1,110	New Brunswick, New Jersey, General Obligation Bonds, Cultural Center Project, Series 2017, 4.000%, 9/15/44 - AGM Insured	9/27 at 100.00	1,116,059
	New Jersey State, General Obligation Bonds, Covid-19 Emergency Series 2020A:
25	5.000%, 6/01/29	No Opt. Call	27,743
5,230	4.000%, 6/01/31	No Opt. Call	5,619,531
3,200	3.000%, 6/01/32	No Opt. Call	3,155,610
3,115	New Jersey State, General Obligation Bonds, Various Purpose Series 2020, 2.250%, 6/01/35	12/27 at 100.00	2,607,121
	Newark Board of Education, Essex County, New Jersey, General Obligation Bonds, School Energy Savings Series 2021:
750	3.000%, 7/15/38 - BAM Insured	7/31 at 100.00	665,410
755	3.000%, 7/15/39 - BAM Insured	7/31 at 100.00	656,263
1,000	3.000%, 7/15/40 - BAM Insured	7/31 at 100.00	849,913
2,400	Newark, Essex County, New Jersey, Mass Transit Access Tax Revenue Bonds, Mulberry Pedestrian Bridge Redevelopment Project, Series 2022, 6.000%, 11/15/62 - AGM Insured	11/32 at 100.00	2,788,486
13,000	North Brunswick Township, New Jersey, General Obligation Bonds, Series 2024A, 5.000%, 7/08/25	No Opt. Call	13,215,963
	Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1:
2,937	4.000%, 7/01/33	7/31 at 103.00	2,915,295
2,032	4.000%, 7/01/35	7/31 at 103.00	2,005,537
1,000	Sayreville School District, Middlesex County, New Jersey, General Obligation Bonds, School Series 2022, 4.000%, 1/15/41 - BAM Insured South Orange Village Township, New Jersey, General Obligation Bonds, Refunding Series 2020:	1/32 at 100.00	1,022,979
400	4.000%, 1/15/25	No Opt. Call	401,518
500	4.000%, 1/15/26	No Opt. Call	508,661
4,885	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Bonds, Covantan Union Inc. Lessee, Refunding Series 2011B, 5.250%, 12/01/31, (AMT)	9/24 at 100.00	4,891,163
2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	9/24 at 100.00	2,516,825

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		TAX OBLIGATION/GENERAL (continued)
$ 1,515		Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/27 - AGM Insured	No Opt. Call	$1,604,344
		TOTAL TAX OBLIGATION/GENERAL		109,283,039

		TAX OBLIGATION/LIMITED - 46.8% (28.2% of Total Investments)
2,365		Bergen County Improvement Authority, New Jersey, County Guaranteed Revenue Bonds, Bergen New Bridge Medical Center Project, Series 2022, 5.000%, 8/01/47	8/32 at 100.00	2,619,433
3,775		Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	3,976,965
1,000		Bergen County Improvement Authority, New Jersey, Lease Revenue Bonds, Boro Ridgefield Project, County Guaranteed Series 2020, 4.000%, 10/15/42	10/30 at 100.00	1,028,737
		Bergen County Improvement Authority, New Jersey, Lease Revenue Bonds, County Courthouse Project, County Guaranteed Series 2024:
3,065		5.000%, 6/01/49	6/34 at 100.00	3,446,331
2,000		5.000%, 6/01/54	6/34 at 100.00	2,231,254
2,400		Burlington County Bridge Commission, New Jersey, Governmental Leasing Program Revenue Bonds, Series 2024C, 4.500%, 8/05/25	No Opt. Call	2,430,019
		Casino Reinvestement Development Authority, New Jersey, Luxury Tax Revenue Bonds, Series 2024A:
1,000		5.000%, 11/01/42 , (WI/DD)	11/34 at 100.00	1,102,770
1,005		4.000%, 11/01/44 , (WI/DD)	11/34 at 100.00	994,491
3,000		Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2003B, 0.000%, 11/01/25 - AGM Insured	No Opt. Call	2,897,355
		Middlesex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, New Jersey Health + Life Science Exchange - H-1 Project Series 2023A:
1,965		5.000%, 8/15/49	8/33 at 100.00	2,167,105
8,000	(c)	4.000%, 8/15/53, (UB)	8/33 at 100.00	7,847,386
6,025		5.000%, 8/15/53	8/33 at 100.00	6,610,471
7,785	(c)	5.000%, 8/15/53, (UB)	8/33 at 100.00	8,541,497
5,445		New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project, Series 2017B, 4.500%, 6/15/40	12/28 at 100.00	5,574,021
		New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Portal North Bridge Project Series 2022A:
2,400		5.250%, 11/01/47	11/32 at 100.00	2,608,528
1,685		5.000%, 11/01/52	11/32 at 100.00	1,789,153
5,575		New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Subordinate Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	5,471,256
6,025		New Jersey Economic Development Authority, Revenue Bonds, New Jersey Transit Corporation Projects Sublease, Refunding Series 2017B, 5.000%, 11/01/25	No Opt. Call	6,180,359
		New Jersey Economic Development Authority, School Facilities Construction Bonds, Social Series 2021QQQ:
1,300		5.000%, 6/15/31	12/30 at 100.00	1,455,362
1,000		5.000%, 6/15/32	12/30 at 100.00	1,114,652
		New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund Series 2023A:
6,495	(c)	4.625%, 9/01/48, (UB)	3/33 at 100.00	6,697,517
590		5.250%, 9/01/53	3/33 at 100.00	646,512
		New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1:
1,140		5.000%, 6/15/29	6/26 at 100.00	1,178,560
655		5.000%, 6/15/30	6/26 at 100.00	675,482
2,000		New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A, 5.000%, 6/15/31	6/26 at 100.00	2,058,855
		New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2022BB:
1,250		3.000%, 6/15/50	12/31 at 100.00	979,735
1,500		4.000%, 6/15/50	12/31 at 100.00	1,443,315

NXJ	Nuveen New Jersey Quality Municipal Income Fund (continued)

Portfolio of Investments August 31, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value
	TAX OBLIGATION/LIMITED (continued)
	New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2022CC:
$ 3,750	5.000%, 6/15/42	12/32 at 100.00	$4,096,868
1,250	5.000%, 6/15/48	12/32 at 100.00	1,335,960
1,610	5.500%, 6/15/50	12/32 at 100.00	1,777,302
1,000	New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series 2023AA, 4.250%, 6/15/44	6/33 at 100.00	1,009,184
32,965	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	26,784,537
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
37,600	0.000%, 12/15/32 - AGM Insured	No Opt. Call	28,449,946
39,090	0.000%, 12/15/33 - AGM Insured	No Opt. Call	28,509,658
5,160	0.000%, 12/15/34 - AGM Insured	No Opt. Call	3,611,494
7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	7,039,266
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A:
1,150	5.000%, 12/15/35	12/28 at 100.00	1,220,751
440	5.000%, 12/15/36	12/28 at 100.00	465,560
4,950	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A, 4.000%, 12/15/39	12/29 at 100.00	4,973,374
5,370	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA, 5.000%, 6/15/46	12/28 at 100.00	5,545,402
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
750	4.000%, 6/15/44	12/28 at 100.00	732,548
6,845	3.500%, 6/15/46	12/28 at 100.00	5,997,583
2,900	4.000%, 6/15/50	12/28 at 100.00	2,790,409
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA:
4,425	5.000%, 6/15/45	12/30 at 100.00	4,683,967
3,435	3.000%, 6/15/50	12/30 at 100.00	2,692,310
	Newark Parking Authority, Essex County, New Jersey, Lease Revenue Bonds, Parking Facility/Office Project Series 2023:
600	5.250%, 2/01/43 - AGM Insured	2/33 at 100.00	637,277
1,250	5.500%, 2/01/51 - AGM Insured	2/33 at 100.00	1,327,531
3,860	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Refunding Series 2015, 3.750%, 5/01/36	5/25 at 100.00	3,865,767
3,610	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35	9/24 at 100.00	3,610,327
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
841	4.750%, 7/01/53	7/28 at 100.00	834,692
2,568	5.000%, 7/01/58	7/28 at 100.00	2,579,357
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
2,874	4.329%, 7/01/40	7/28 at 100.00	2,842,361
1,002	4.784%, 7/01/58	7/28 at 100.00	991,489
1,470	Union County Improvement Authority, New Jersey, County Guaranteed Lease Revenue Bonds, Union County Administration Complex Project, Series 2024, 4.125%, 4/15/54	4/34 at 100.00	1,471,735

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value
	TAX OBLIGATION/LIMITED (continued)
	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile Detention Center Facility Project, Refunding Series 2015A:
$ 1,420	5.500%, 5/01/28	No Opt. Call	$1,571,365
1,425	5.500%, 5/01/29	No Opt. Call	1,615,991
1,000	5.500%, 5/01/30	No Opt. Call	1,158,021
1,830	5.500%, 5/01/31	No Opt. Call	2,158,060
1,915	5.500%, 5/01/32	No Opt. Call	2,297,096
1,990	5.500%, 5/01/33	No Opt. Call	2,426,740
2,075	5.500%, 5/01/34	No Opt. Call	2,569,503
14,615	Union County Improvement Authority, New Jersey, Lease Revenue Bonds, Plainfield - Park Madison Redevelopment Project, Refunding Series 2013A, 5.000%, 3/01/34	No Opt. Call	16,342,446
	TOTAL TAX OBLIGATION/LIMITED		263,782,998

	TRANSPORTATION - 28.3% (17.1% of Total Investments)
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Refunding Series 2024B:
1,000	5.000%, 1/01/42	1/34 at 100.00	1,117,450
1,000	5.000%, 1/01/43	1/34 at 100.00	1,113,365
1,575	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2019, 4.000%, 1/01/44	1/29 at 100.00	1,578,027
665	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2024A, 5.000%, 1/01/49	1/34 at 100.00	730,568
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2015:
1,000	4.000%, 7/01/34 - BAM Insured	7/25 at 100.00	1,005,098
2,820	4.000%, 7/01/35 - BAM Insured	7/25 at 100.00	2,834,322
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2019B:
2,005	5.000%, 7/01/28	No Opt. Call	2,170,225
1,520	5.000%, 7/01/29	No Opt. Call	1,667,072
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017:
2,820	5.000%, 7/01/42	7/27 at 100.00	2,925,597
10,210	5.000%, 7/01/47	7/27 at 100.00	10,501,392
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2019A:
1,050	5.000%, 7/01/28	No Opt. Call	1,136,527
1,350	5.000%, 7/01/29	No Opt. Call	1,480,623
1,015	5.000%, 7/01/30	7/29 at 100.00	1,118,282
10,035	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/40	9/24 at 100.00	10,046,435
2,325	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A, 5.000%, 1/01/37	1/29 at 100.00	2,500,553
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
6,355	5.375%, 1/01/43, (AMT)	9/24 at 100.00	6,360,020
7,815	5.625%, 1/01/52, (AMT)	9/24 at 100.00	7,821,406
2,400	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29, (AMT)	9/24 at 100.00	2,402,283
2,250	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30, (AMT)	9/24 at 101.00	2,266,605
	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017:
5,215	5.000%, 10/01/37, (AMT)	10/27 at 100.00	5,391,936
8,910	5.000%, 10/01/47, (AMT)	10/27 at 100.00	9,064,572
6,570	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45	1/25 at 100.00	6,603,387
3,065	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 - AGM Insured	No Opt. Call	3,410,125

NXJ	Nuveen New Jersey Quality Municipal Income Fund (continued)

Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		TRANSPORTATION (continued)
		New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2021A:
$ 1,000		4.000%, 1/01/42	1/31 at 100.00	$1,006,901
2,725		4.000%, 1/01/51	1/31 at 100.00	2,656,933
		New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2022A:
1,250		4.000%, 1/01/42	7/32 at 100.00	1,260,393
2,500		4.000%, 1/01/43	7/32 at 100.00	2,510,959
7,500	(c)	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2022B, 5.250%, 1/01/52, (UB)	1/33 at 100.00	8,329,927
		New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2024B:
8,500	(c)	4.125%, 1/01/54, (UB)	1/34 at 100.00	8,425,548
3,195		5.250%, 1/01/54	1/34 at 100.00	3,574,420
2,750		Passaic County Improvement Authority, New Jersey, Revenue Bonds, Paterson Parking Deck Facility, Series 2005, 5.000%, 4/15/35 - AGM Insured	9/24 at 100.00	2,753,843
2,890		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Seventh Series 2013, 4.000%, 1/15/43, (AMT)	9/24 at 100.00	2,778,097
		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eighteen Series 2019:
7,895		4.000%, 11/01/41, (AMT)	11/29 at 100.00	7,720,134
4,000		4.000%, 11/01/47, (AMT)	11/29 at 100.00	3,835,766
		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fouteen Series 2019:
4,500		4.000%, 9/01/38, (AMT)	9/29 at 100.00	4,505,780
2,500		4.000%, 9/01/39, (AMT)	9/29 at 100.00	2,490,062
1,265		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Thirty-Eighth Series 2023, 5.000%, 7/15/38, (AMT)	7/33 at 100.00	1,382,115
2,000		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Thirty-Four Series 2022, 5.500%, 8/01/52, (AMT)	8/32 at 100.00	2,170,043
		Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Thirty-Six Series 2022:
6,000	(c)	5.000%, 1/15/47, (AMT), (UB)	1/33 at 100.00	6,353,632
4,660	(c)	5.000%, 1/15/52, (AMT), (UB)	1/33 at 100.00	4,895,678
3,000		South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Refunding Series 2014A, 5.000%, 11/01/39	11/24 at 100.00	3,003,180
1,385		South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2020A, 5.000%, 11/01/45	11/30 at 100.00	1,450,607
		South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2022A:
2,240		4.625%, 11/01/47	11/32 at 100.00	2,292,954
1,000		5.250%, 11/01/52 - BAM Insured	11/32 at 100.00	1,088,146
		TOTAL TRANSPORTATION		159,730,988

		U.S. GUARANTEED - 3.1% (1.9% of Total Investments) (f)
		New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW:
660		5.250%, 6/15/40, (Pre-refunded 6/15/25)	6/25 at 100.00	673,938
11,455		5.250%, 6/15/40, (Pre-refunded 6/15/25)	6/25 at 100.00	11,696,912
2,590		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012, 3.750%, 7/01/27, (ETM)	No Opt. Call	2,626,584
		Sparta Township Board of Education, Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2015:
1,000		5.000%, 2/15/34, (Pre-refunded 2/15/25)	2/25 at 100.00	1,009,510
1,395		5.000%, 2/15/35, (Pre-refunded 2/15/25)	2/25 at 100.00	1,408,267
		TOTAL U.S. GUARANTEED		17,415,211

		UTILITIES - 6.8% (4.1% of Total Investments)
		Guam Power Authority, Revenue Bonds, Refunding Series 2024A:
500		5.000%, 10/01/28	No Opt. Call	538,946
505		5.000%, 10/01/29	No Opt. Call	551,807
5,000		Jersey City Municipal Utilities Authority, Hudson County, New Jersey, Sewer Revenue Project Notes, Series 2024B, 5.000%, 5/01/25	No Opt. Call	5,051,176

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		UTILITIES (continued)
		New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A:
$ 1,000		4.750%, 6/15/32, (AMT)	9/24 at 100.00	$1,000,252
1,225		5.125%, 6/15/43, (AMT)	9/24 at 100.00	1,225,149
1,950		New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New Jersey Natural Gas Company Project, Refunding Series 2011A, 2.750%, 8/01/39	9/24 at 100.00	1,628,110
1,495		New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New Jersey Natural Gas Company Project, Refunding Series 2011C, 3.000%, 8/01/41, (AMT)	9/24 at 100.00	1,249,917
2,355		New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2019, 4.000%, 8/01/59, (AMT)	8/29 at 100.00	2,174,649
5,220		New Jersey Infrastructure Bank, Environmental Infrastructure Bonds, Green Series 2021A-1, 3.000%, 9/01/34	9/30 at 100.00	5,034,107
925		New Jersey Infrastructure Bank, Environmental Infrastructure Bonds, Green Series 2024A-W1, 5.000%, 9/01/49	9/34 at 100.00	1,038,453
2,700		Passaic County Utilities Authority, New Jersey, Solid Waste Disposal Revenue Bonds, Refunding Series 2018, 5.000%, 3/01/37	No Opt. Call	3,088,310
1,365		Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2023, 4.000%, 12/01/53 - AGM Insured	12/32 at 100.00	1,351,908
1,500	(d)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A, 5.000%, 7/01/35	7/30 at 100.00	1,570,853
1,000	(d)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B, 4.000%, 7/01/42	7/31 at 100.00	949,698
13,000		Salem County Pollution Control Financing Authority, New Jersey, Revenue Bonds, Atlantic City Electric Company Project, Refunding Series 2020, 2.250%, 6/01/29	No Opt. Call	12,112,266
		TOTAL UTILITIES		38,565,601
		TOTAL MUNICIPAL BONDS (cost $915,241,426)		911,082,022
		TOTAL LONG-TERM INVESTMENTS (cost $915,241,426)		911,082,022
Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		SHORT-TERM INVESTMENTS - 4.3% (2.6% of Total Investments)

		MUNICIPAL BONDS - 4.3% (2.6% of Total Investments)

		HEALTH CARE - 1.8% (1.1% of Total Investments)
$ 5,000	(g)	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Virtua Health, Series 2009B, 3.300%, 7/01/43	8/24 at 100.00	$5,000,000
5,000	(g)	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Virtua Health, Series 2009E, 2.150%, 7/01/43	8/24 at 100.00	5,000,000
		TOTAL HEALTH CARE		10,000,000
		TAX OBLIGATION/GENERAL - 2.5% (1.5% of Total Investments)
14,000	(d),(g)	Mercer County, New Jersey, General Obligation Bonds, Tender Option Bond Floater Series 2024-005, 3.200%, 4/02/25	No Opt. Call	14,000,000
		TOTAL TAX OBLIGATION/GENERAL		14,000,000
		TOTAL Municipal Bonds (cost $24,000,000)		24,000,000
		TOTAL SHORT-TERM INVESTMENTS (cost $24,000,000)		24,000,000
		TOTAL INVESTMENTS (cost $939,241,426) - 165.9%		935,082,022
		FLOATING RATE OBLIGATIONS - (11.4)%		(64,055,000)
		VRDP SHARES, NET - (55.5)% (h)		(312,772,200)
		OTHER ASSETS & LIABILITIES, NET - 1.0%		5,511,265
		NET ASSETS APPLICABLE TO COMMON SHARES - 100%		$563,766,087

NXJ	Nuveen New Jersey Quality Municipal Income Fund (continued)

Portfolio of Investments August 31, 2024

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $19,674,179 or 2.1% of Total Investments.

(e)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(f)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(g)

Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(h)	VRDP Shares, Net as a percentage of Total Investments is 33.4%.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.
WI/DD	When-issued or delayed delivery security.

See Notes to Financial Statements

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund
Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		LONG-TERM INVESTMENTS - 161.4% (99.0% of Total Investments)

		MUNICIPAL BONDS - 161.4% (99.0% of Total Investments)

		CONSUMER STAPLES - 7.3% (4.5% of Total Investments)
		Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A:
$ 27,580		5.000%, 6/01/38	9/24 at 100.00	$26,516,946
9,555		5.000%, 6/01/45	9/24 at 100.00	8,900,317
10,000	(c)	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50	9/24 at 19.97	1,263,227
4,680		New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass- Through Bonds, Turbo Term Series 2016A. Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/45	6/26 at 100.00	4,458,944
39,715		TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	35,927,098
		TOTAL CONSUMER STAPLES		77,066,532

		EDUCATION AND CIVIC ORGANIZATIONS - 24.8% (15.2% of Total Investments)
6,620		Brooklyn Arena Local Development Corporation, New York, Payment in	1/27 at 100.00	6,743,778
		Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42
		Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
9,995		0.000%, 7/15/45	No Opt. Call	3,909,034
29,145		0.000%, 7/15/47	No Opt. Call	10,301,927
		Build New York City Resource Corporation, New York, Revenue Bonds, Classical Charter Schools Series 2023A:
970		4.500%, 6/15/43	6/31 at 100.00	967,879
850		4.750%, 6/15/53	6/31 at 100.00	844,185
500		4.750%, 6/15/58	6/31 at 100.00	492,265
725		Build New York City Resource Corporation, New York, Revenue Bonds, Global Community Charter School Project, Series 2022A, 5.000%, 6/15/52	6/32 at 100.00	734,273
		Build New York City Resource Corporation, New York, Revenue Bonds, KIPP New York City Public School Facilities, Canal West Project, Series 2022:
5,000		5.250%, 7/01/57	7/32 at 100.00	5,203,597
5,325		5.250%, 7/01/62	7/32 at 100.00	5,524,123
		Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
1,100		5.250%, 11/01/29	11/24 at 100.00	660,000
5,705		5.250%, 11/01/34	11/24 at 100.00	3,423,000
1,500		5.000%, 11/01/39	11/24 at 100.00	900,000
7,510	(c)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020A-1, 5.500%, 6/01/55	12/30 at 100.00	7,115,811
		Build NYC Resource Corporation, New York, Revenue Bonds, Richmond Preparatory Charter School Project, Social Impact Project Series 2021A:
500	(c)	5.000%, 6/01/41	6/29 at 100.00	497,717
2,085	(c)	5.000%, 6/01/51	6/29 at 100.00	1,987,356
750	(c)	5.000%, 6/01/56	6/29 at 100.00	705,700
3,655		Dobbs Ferry Local Development Corporation, New York, Revenue Bonds,	9/24 at 100.00	3,655,948
		Mercy College Project, Series 2014, 5.000%, 7/01/44
4,750	(c)	Dormitory Authority of the State of New York, General Revenue Bonds, American Musical and Dramatic Academy Inc., Series 2023A, 12.250%, 7/01/53	7/33 at 100.00	4,773,858
		Dormitory Authority of the State of New York, General Revenue Bonds, Yeshiva University, Series 2022A:
5,055		5.000%, 7/15/42	7/32 at 100.00	5,230,145
8,655		5.000%, 7/15/50	7/32 at 100.00	8,804,614

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund (continued)

Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		EDUCATION AND CIVIC ORGANIZATIONS (continued)
$ 4,265		Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 - FGIC Insured	No Opt. Call	$4,464,992
9,000		Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series 2020, 4.000%, 7/01/46	7/29 at 100.00	8,808,635
		Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A:
4,825		5.000%, 7/01/40	7/25 at 100.00	4,840,409
8,145		5.000%, 7/01/45	7/25 at 100.00	8,156,176
		Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A:
2,500		5.000%, 7/01/45	7/25 at 100.00	2,512,586
1,395		5.000%, 7/01/50	7/25 at 100.00	1,400,293
5,820		Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2016A, 5.000%, 7/01/41	1/27 at 100.00	5,951,431
4,000		Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2022A, 4.000%, 7/01/47	7/32 at 100.00	3,891,633
4,000		Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/40 - AMBAC Insured	No Opt. Call	4,755,158
11,175		Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	11,307,210
2,605		Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A, 4.000%, 7/01/43	7/26 at 100.00	2,575,018
5,000		Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2019A, 5.000%, 7/01/37	7/29 at 100.00	5,439,991
4,125		Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University, Green Series 2019B, 5.000%, 7/01/50	7/29 at 100.00	4,337,534
1,375		Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University, Series 2020A, 5.000%, 7/01/53	7/30 at 100.00	1,458,715
13,165		Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University, Series 2022A, 4.000%, 7/01/42	7/32 at 100.00	13,261,035
8,925	(c)	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36	12/26 at 100.00	8,518,645
11,470		Dutchess County Local Development Corporation, New York, Revenue Bonds, Marist College Project, Series 2022, 4.000%, 7/01/49	7/32 at 100.00	10,579,887
7,695		Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 5.625%, 1/01/55	1/34 at 100.00	7,050,522
1,500		Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Current Interest Series 2016A, 5.000%, 1/01/56	1/27 at 100.00	1,275,513
		Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013:
1,785		5.000%, 9/01/38	9/24 at 100.00	1,786,274
1,785		5.000%, 9/01/43	9/24 at 100.00	1,785,803
5,750		Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2023A, 5.000%, 7/01/53	7/33 at 100.00	6,270,459
635		Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher University Project, Series 2024, 5.250%, 6/01/49	6/34 at 100.00	697,914
8,315		MTA Hudson Rail Yards Trust Obligations, New York, MTA Financing Agreement Payable by the Metropolitan Transportation Authority, Series 2016A, 5.000%, 11/15/51	9/24 at 100.00	8,326,297
1,220		New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	1,227,052
9,335		New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A, 3.000%, 1/01/46 - AGM Insured	1/31 at 100.00	7,606,178
		New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Series 2020A:
7,645		4.000%, 3/01/45 - AGM Insured	9/30 at 100.00	7,489,316
15,950		4.000%, 3/01/45	9/30 at 100.00	15,347,685

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		EDUCATION AND CIVIC ORGANIZATIONS (continued)
		Onondaga County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2019:
$ 10,000		5.000%, 12/01/43	12/29 at 100.00	$10,653,570
15,805		4.000%, 12/01/47	12/29 at 100.00	15,633,552
350		Yonkers Economic Development Corporation, New York, Educational	10/29 at 100.00	357,581
		Revenue Bonds, Lamartine/Warburton LLC-Charter School of Educational Excellence Project, Series 2019A, 5.000%, 10/15/39
		TOTAL EDUCATION AND CIVIC ORGANIZATIONS		260,242,274

		FINANCIALS - 1.7% (1.1% of Total Investments)
1,615		Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	1,888,299
13,835		Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	16,601,738
		TOTAL FINANCIALS		18,490,037

		HEALTH CARE - 22.6% (13.9% of Total Investments)
		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2022A:
23,690		4.000%, 5/01/45	5/32 at 100.00	22,496,375
29,975		4.250%, 5/01/52	5/32 at 100.00	29,587,294
3,000		5.000%, 5/01/52	5/32 at 100.00	3,201,476
25,000		Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center Series 2022-1A, 4.000%, 7/01/51	7/32 at 100.00	24,468,450
3,000		Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2017-1, 4.000%, 7/01/47	7/27 at 100.00	2,949,783
6,750		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore	8/28 at 100.00	6,976,563
		Obligated Group, Series 2018A, 5.000%, 8/01/34
		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2020A:
3,250		5.000%, 9/01/33	3/30 at 100.00	3,323,840
2,450		4.000%, 9/01/45	3/30 at 100.00	2,316,409
		Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals Obligated Group, Series 2020A:
14,365		4.000%, 7/01/50	7/30 at 100.00	13,951,022
21,830		4.000%, 7/01/53	7/30 at 100.00	21,166,951
		Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015:
1,000	(c)	5.000%, 12/01/30	6/25 at 100.00	1,001,450
1,200	(c)	5.000%, 12/01/34	6/25 at 100.00	1,200,532
3,500	(c)	5.000%, 12/01/40	6/25 at 100.00	3,425,662
7,900	(c)	5.000%, 12/01/45	6/25 at 100.00	7,416,843
		Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,300	(c)	5.000%, 12/01/25	No Opt. Call	1,306,035
1,000	(c)	5.000%, 12/01/27	6/27 at 100.00	1,005,817
1,900	(c)	5.000%, 12/01/29	6/27 at 100.00	1,908,112
2,600	(c)	5.000%, 12/01/30	6/27 at 100.00	2,607,117
3,500	(c)	5.000%, 12/01/34	6/27 at 100.00	3,491,943
590	(c)	5.000%, 12/01/36	6/27 at 100.00	580,569
		Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B:
15,405		4.000%, 7/01/41	7/26 at 100.00	15,197,025
16,705		5.000%, 7/01/46	7/26 at 100.00	16,819,708
235		Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	9/24 at 100.00	235,397
3,975		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2013A, 5.000%, 12/01/42	9/24 at 100.00	3,975,650
11,725		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2017, 5.000%, 12/01/46	12/26 at 100.00	11,823,029

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund (continued)

Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		HEALTH CARE (continued)
$ 4,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Series 2020A, 4.000%, 12/01/46	12/30 at 100.00	$3,678,058
31,065		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	29,698,851
665		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Series 2023, 6.250%, 11/01/52	11/33 at 100.00	758,834
		TOTAL HEALTH CARE		236,568,795

		HOUSING/MULTIFAMILY - 0.7% (0.4% of Total Investments)
		New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Development Series 2024B-1-A:
3,450		4.750%, 11/01/54	5/32 at 100.00	3,482,216
3,430		4.850%, 11/01/59	5/32 at 100.00	3,488,391
		TOTAL HOUSING/MULTIFAMILY		6,970,607

		INDUSTRIALS - 3.2% (1.9% of Total Investments)
31,530	(c)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	31,556,394
		New York Liberty Development Corporation, New York, Liberty Revenue
2,000		Bonds, 7 World Trade Center Project, Refunding Green Series 2022A-CL2: 3.250%, 9/15/52	3/30 at 100.00	1,570,106
120		3.500%, 9/15/52	3/30 at 100.00	101,933
		TOTAL INDUSTRIALS		33,228,433

		LONG-TERM CARE - 0.1% (0.1% of Total Investments)
1,000		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s Community Project, Series 2019, 5.000%, 1/01/40	1/26 at 103.00	945,619
		TOTAL LONG-TERM CARE		945,619

		TAX OBLIGATION/GENERAL - 7.0% (4.3% of Total Investments)
10,000		Nassau County, New York, General Obligation Bonds, General Improvement Series 2018B, 5.000%, 7/01/45 - AGM Insured	7/28 at 100.00	10,486,851
3,905		Nassau County, New York, General Obligation Bonds, General Improvement Series 2021A, 4.000%, 4/01/51 - AGM Insured	4/31 at 100.00	3,867,564
5,335		Nassau County, New York, General Obligation Bonds, General Improvment Series 2016C, 5.000%, 4/01/34	4/26 at 100.00	5,514,220
5		New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1, 5.000%, 3/01/29	9/24 at 100.00	5,006
7,560		New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1, 5.250%, 10/01/32	10/27 at 100.00	8,038,430
4,525		New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1, 5.000%, 3/01/40	3/28 at 100.00	4,753,355
6,830		New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1, 5.000%, 4/01/40	4/28 at 100.00	7,182,227
		New York City, New York, General Obligation Bonds, Fiscal 2020 Series A-1:
1,500		5.000%, 8/01/43	8/29 at 100.00	1,591,847
5,890		4.000%, 8/01/44	8/29 at 100.00	5,813,149
6,500		New York City, New York, General Obligation Bonds, Fiscal 2021 Series C,	8/30 at 100.00	7,108,926
		5.000%, 8/01/38
5,000		New York City, New York, General Obligation Bonds, Fiscal 2021 Series F-1, 5.000%, 3/01/44	3/31 at 100.00	5,373,318
6,425		New York City, New York, General Obligation Bonds, Fiscal 2024 Series C, 5.250%, 3/01/53	3/34 at 100.00	7,095,075
4,344		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1, 4.000%, 7/01/41	7/31 at 103.00	4,128,801

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	TAX OBLIGATION/GENERAL (continued)
	Rochester, New York, General Obligation Bonds, Series 1999:
$ 730	5.250%, 10/01/24 - NPFG Insured	No Opt. Call	$731,297
730	5.250%, 10/01/25 - NPFG Insured	No Opt. Call	751,865
725	5.250%, 10/01/26 - NPFG Insured	No Opt. Call	766,041
	TOTAL TAX OBLIGATION/GENERAL		73,207,972

	TAX OBLIGATION/LIMITED - 46.5% (28.5% of Total Investments)
25,000	Battery Park City Authority, New York, Revenue Bonds, Senior Sustainability Series 2023A, 5.000%, 11/01/48	11/33 at 100.00	27,719,807
105	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009A, 5.625%, 10/01/29 - AGC Insured	9/24 at 100.00	105,210
1,695	Dormitory Authority of the State of New York, State Personal Income Tax	2/25 at 100.00	1,707,555
	Revenue Bonds, General Purpose Series 2015B Group C, 5.000%, 2/15/39
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015E:
2,500	5.000%, 3/15/30	9/25 at 100.00	2,553,256
20,910	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2024A, 4.000%, 3/15/54	3/34 at 100.00	20,348,247
13,805	Dormitory Authority of the State of New York, State Personal Income Tax	3/32 at 100.00	13,603,346
	Revenue Bonds, General Purpose, Bidding Group 5 Series 2021E, 4.000%, 3/15/48
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019A:
9,995	4.000%, 3/15/49	3/29 at 100.00	9,834,132
1,960	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2021A, 5.000%, 3/15/49	3/31 at 100.00	2,093,434
12,560	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B. Group A,B&C, 5.000%, 3/15/45	9/25 at 100.00	12,723,678
1,400	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2017A Group C, 5.000%, 3/15/41	3/27 at 100.00	1,446,294
17,510	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018A, 5.000%, 3/15/40	3/28 at 100.00	18,426,955
10,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018C, 4.000%, 3/15/45	3/28 at 100.00	9,917,592
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
5,045	5.000%, 11/15/27	11/25 at 100.00	5,138,967
6,490	5.000%, 11/15/39	11/25 at 100.00	6,525,155
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Green Fiscal 2022 Series A:
1,080	4.000%, 2/15/36	2/32 at 100.00	1,137,028
6,500	4.000%, 2/15/39	2/32 at 100.00	6,686,159
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A:
1,115	5.000%, 2/15/34	2/27 at 100.00	1,165,525
3,500	5.000%, 2/15/36	2/27 at 100.00	3,648,628
5,285	5.000%, 2/15/39	2/27 at 100.00	5,487,711
19,290	5.000%, 2/15/45	2/27 at 100.00	19,862,464
8,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Green Series 2017B-1, 4.000%, 11/15/52	11/27 at 100.00	7,763,680
1,520	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Green Series 2024A, 4.000%, 11/15/51	11/34 at 100.00	1,484,549
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2022A:
10,000	4.000%, 11/15/42	5/32 at 100.00	10,026,092
10,000	4.000%, 11/15/52	5/32 at 100.00	9,742,580
3,675	Monroe County Industrial Development Agency, New York, School Facility Revenue Bonds, Rochester Schools Modernization Project, Series 2013, 5.000%, 5/01/28	9/24 at 100.00	3,679,662
5,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018, Series 2017S-3, 5.000%, 7/15/43	7/28 at 100.00	5,246,655

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund (continued)

Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		TAX OBLIGATION/LIMITED (continued)
$ 1,535		New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2022 Subseries S-1A, 3.000%, 7/15/39	7/31 at 100.00	$1,391,799
7,000		New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40	7/25 at 100.00	7,102,913
		New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1:
7,945		5.000%, 7/15/35	1/26 at 100.00	8,134,996
7,500		4.000%, 7/15/40	1/26 at 100.00	7,513,975
5,400		New York City Transitional Finance Authority, New York, Future Tax	11/25 at 100.00	5,519,354
4,000		Secured Bonds, Subordinate Fiscal 2016 Series B-1, 5.000%, 11/01/33 New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series A-1, 5.000%, 5/01/40	5/26 at 100.00	4,101,392
8,100		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series B-1, 4.000%, 8/01/41 New York City Transitional Finance Authority, New York, Future Tax	8/26 at 100.00	8,084,606
		Secured Bonds, Subordinate Fiscal 2017 Series E-1:
1,375		5.000%, 2/01/39	2/27 at 100.00	1,425,949
5,625		5.000%, 2/01/43	2/27 at 100.00	5,801,603
7,500		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2019 Subseries C-1, 4.000%, 11/01/42	5/29 at 100.00	7,508,786
8,065		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2022 Subseries B-1, 4.000%, 8/01/45	8/31 at 100.00	8,003,116
21,615		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2023F-1, 4.000%, 2/01/51	2/33 at 100.00	21,125,347
18,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Series 2024C, 5.250%, 5/01/48	11/33 at 100.00	20,009,738
		New York City, New York, Educational Construction Fund Revenue Bonds, Series 2021B:
10,000		5.000%, 4/01/46	4/31 at 100.00	10,708,047
3,960		5.000%, 4/01/52	4/31 at 100.00	4,193,688
21,000		New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Bidding Group 1 Series 2022A, 4.125%, 3/15/52	9/32 at 100.00	20,729,117
10,000	(d)	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Climate Certified Green Series 2022C, 5.000%, 3/15/55, (UB)	9/32 at 100.00	10,750,074
7,500		New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020C, 5.000%, 3/15/47	9/30 at 100.00	8,002,752
		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
6,000		0.000%, 7/01/46	7/28 at 41.38	2,023,161
90,206		0.000%, 7/01/51	7/28 at 30.01	22,137,662
52,180		5.000%, 7/01/58	7/28 at 100.00	52,410,766
		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
3,500		4.329%, 7/01/40	7/28 at 100.00	3,461,469
3,000		4.329%, 7/01/40	7/28 at 100.00	2,966,974
259		4.536%, 7/01/53	7/28 at 100.00	248,447
5,140		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Green Bonds, Series 2022D-2, 4.500%, 5/15/47	11/32 at 100.00	5,275,530
8,425		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Series 2021B-1, 4.000%, 5/15/56	5/31 at 100.00	8,227,515
9,600		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Subseries 2021A-1, 5.000%, 5/15/51	5/31 at 100.00	10,229,975
		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Senior Lien Bonds, Series 2022C:
1,325		4.125%, 5/15/52	5/32 at 100.00	1,311,346
10,000		5.250%, 5/15/52	5/32 at 100.00	10,900,328
		TOTAL TAX OBLIGATION/LIMITED		487,374,786

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	TRANSPORTATION - 22.1% (13.5% of Total Investments)
$ 1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2017A-1, 5.250%, 11/15/57	5/27 at 100.00	$1,550,334
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1:
7,775	5.000%, 11/15/50	5/30 at 100.00	8,118,880
19,315	5.250%, 11/15/55	5/30 at 100.00	20,312,349
11,430	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Refunding Series 2024A, 5.250%, 11/15/49 - BAM Insured	5/34 at 100.00	12,473,333
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Series 2016B, 5.000%, 11/15/37	11/26 at 100.00	2,575,545
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015D-1, 5.000%, 11/15/35	11/25 at 100.00	5,093,201
1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015F, 5.000%, 11/15/35	11/25 at 100.00	1,527,960
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2017D, 5.000%, 11/15/32	5/28 at 100.00	2,671,295
5,425	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015A-1, 5.000%, 11/15/45	5/25 at 100.00	5,459,893
2,440	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C-1, 5.000%, 11/15/39	11/26 at 100.00	2,513,829
2,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Refunding Series 1WTC-2021, 4.000%, 2/15/43 - BAM Insured	2/30 at 100.00	2,482,929
20,780	New York State Thruway Authority, General Revenue Bonds, Maturity Group 1 Series 2021O, 4.000%, 1/01/46	7/31 at 100.00	20,445,328
	New York State Thruway Authority, General Revenue Bonds, Series 2020N:
2,280	4.000%, 1/01/43	1/30 at 100.00	2,253,505
5,720	4.000%, 1/01/45	1/30 at 100.00	5,630,174
	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A:
2,000	5.000%, 1/01/36	1/26 at 100.00	2,045,877
8,940	5.000%, 1/01/41	1/26 at 100.00	9,115,820
24,690	5.000%, 1/01/46	1/26 at 100.00	25,098,355
485	5.000%, 1/01/51	1/26 at 100.00	491,951
9,330	5.250%, 1/01/56	1/26 at 100.00	9,499,663
9,355	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2019B, 4.000%, 1/01/50	1/30 at 100.00	9,088,819
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C:
1,175	5.000%, 12/01/32	12/30 at 100.00	1,288,661
3,750	5.000%, 12/01/34	12/30 at 100.00	4,074,255
3,465	4.000%, 12/01/39	12/30 at 100.00	3,473,321
1,800	4.000%, 12/01/40	12/30 at 100.00	1,792,576
2,715	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Ninth Series 2015, 5.000%, 5/01/45	5/25 at 100.00	2,740,883
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Fourth Series 2015, 5.250%, 10/15/55	10/25 at 100.00	1,019,817
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eleventh Series 2018:
1,515	4.000%, 9/01/43	9/28 at 100.00	1,503,635
1,000	5.000%, 9/01/48	9/28 at 100.00	1,042,763
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth Series 2017, 5.000%, 11/15/47	11/27 at 100.00	1,037,676
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Forty Third Series 2023:
2,650	5.000%, 12/01/38	12/33 at 100.00	3,054,233
1,760	5.000%, 12/01/39	12/33 at 100.00	2,012,413
6,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Thirteenth Series 2019, 5.000%, 9/01/37	9/29 at 100.00	6,507,542
11,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Refunding Series 2017B, 5.000%, 11/15/38	5/27 at 100.00	11,959,208

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund (continued)
Portfolio of Investments August 31, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value
	TRANSPORTATION (continued)

	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2018A:

$7,715	5.000%, 11/15/43	5/28 at 100.00	$8,059,155

2,285	5.000%, 11/15/45	5/28 at 100.00	2,383,121

2,360	4.000%, 11/15/48	5/28 at 100.00	2,324,327

9,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2019A, 5.000%, 11/15/49	5/29 at 100.00	9,410,242

	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2021A:

16,000	4.000%, 11/15/56	5/31 at 100.00	15,456,166

3,610	5.000%, 11/15/56	5/31 at 100.00	3,834,723

	TOTAL TRANSPORTATION		231,423,757
	U.S. GUARANTEED - 1.2% (0.7% of Total Investments) (e)

3,465	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2015A, 5.000%, 7/01/33, (Pre- refunded 7/01/25)	7/25 at 100.00	3,534,009

1,625	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2017A, 5.000%, 7/01/46, (Pre- refunded 7/01/27)	7/27 at 100.00	1,740,062

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015E:

4,020	5.000%, 3/15/26, (Pre-refunded 9/15/25)	9/25 at 100.00	4,119,324

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019A:

5	4.000%, 3/15/49, (Pre-refunded 3/15/29)	3/29 at 100.00	5,326

	Western Nassau County Water Authority, New York, Water System Revenue Bonds, Series 2015A:

1,325	5.000%, 4/01/40, (Pre-refunded 4/01/25)	4/25 at 100.00	1,342,609

1,950	5.000%, 4/01/45, (Pre-refunded 4/01/25)	4/25 at 100.00	1,975,916

	TOTAL U.S. GUARANTEED		12,717,246
	UTILITIES - 24.2% (14.9% of Total Investments)

4,825	Long Island Power Authority, New York, Electric System General Revenue Bonds, Green Series 2023E, 5.000%, 9/01/53	9/33 at 100.00	5,249,708

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:

8,000	0.000%, 6/01/25 - AGM Insured	No Opt. Call	7,799,118

20,000	0.000%, 6/01/26 - AGM Insured	No Opt. Call	18,868,694

10,000	0.000%, 6/01/27 - AGM Insured	No Opt. Call	9,109,657

15,000	0.000%, 6/01/28 - AGM Insured	No Opt. Call	13,188,120

10,000	0.000%, 6/01/29 - AGM Insured	No Opt. Call	8,474,291

2,590	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	11/24 at 100.00	2,600,134

520	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2016B, 5.000%, 9/01/46	9/26 at 100.00	533,877

1,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	1,038,598

5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2018, 5.000%, 9/01/38	9/28 at 100.00	5,307,729

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series DD:

5,000	5.000%, 6/15/47	12/26 at 100.00	5,166,372

2,990	5.250%, 6/15/47	12/26 at 100.00	3,112,438

5,035	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series CC-1, 5.000%, 6/15/48	6/27 at 100.00	5,198,920

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series EE:

4,000	5.000%, 6/15/39	12/25 at 100.00	4,082,838

21,815	5.000%, 6/15/40	12/27 at 100.00	22,886,544

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		UTILITIES (continued)

$1,225		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series DD-3, 4.000%, 6/15/42	6/30 at 100.00	$1,228,113

2,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series EE, 4.000%, 6/15/42	6/30 at 100.00	2,005,083

3,085		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series GG-1, 5.000%, 6/15/50	6/30 at 100.00	3,271,570

2,500		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2021 Series AA-2, 4.000%, 6/15/42	12/30 at 100.00	2,505,750

2,925		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2021 Series CC-1, 5.000%, 6/15/51	6/31 at 100.00	3,127,732

5,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2022 Series AA-1, 4.000%, 6/15/51	6/31 at 100.00	4,902,039

1,705		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2022 Series EE, 4.000%, 6/15/39	6/32 at 100.00	1,748,556

6,855	(d)	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2023 Series AA-1, 5.250%, 6/15/52, (UB)	12/32 at 100.00	7,553,289

32,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2024 Series BB-2, 4.000%, 6/15/45	12/33 at 100.00	32,044,160

3,710		New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated SRF Series 2015A, 5.000%, 6/15/40	6/25 at 100.00	3,765,666

1,940		New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Series 2016A, 4.000%, 6/15/46	6/26 at 100.00	1,919,821

14,430		New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017A, 5.000%, 6/15/46	6/27 at 100.00	14,932,502

4,365		New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Green Series 2015B, 5.000%, 9/15/40	3/25 at 100.00	4,409,846

5,000		New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Green Series 2019A, 5.000%, 2/15/49	8/29 at 100.00	5,279,246

3,000		New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, Green Series 2022B, 5.250%, 9/15/52	9/32 at 100.00	3,321,903

		New York State Power Authority, General Revenue Bonds, Series 2020A:

11,440		4.000%, 11/15/50	5/30 at 100.00	11,228,899

9,000		4.000%, 11/15/55	5/30 at 100.00	8,868,365

2,955		4.000%, 11/15/60	5/30 at 100.00	2,875,945

9,085		New York State Power Authority, Green Transmission Project Revenue Bonds, Green Series 2023A, 5.000%, 11/15/53 - AGM Insured	11/33 at 100.00	10,037,371

3,190	(c)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A, 5.000%, 7/01/47	7/30 at 100.00	3,251,113

3,205	(c)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B, 5.000%, 7/01/37	7/31 at 100.00	3,369,303

		Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015:

810		5.000%, 12/15/33	12/25 at 100.00	830,138

5,000		5.000%, 12/15/36	12/25 at 100.00	5,114,771

2,450		Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B, 5.000%, 12/15/34	6/26 at 100.00	2,534,490

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund (continued)
Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		UTILITIES (continued)
$ 1,000		Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017, 5.000%, 12/15/38	12/27 at 100.00	$1,053,306
		TOTAL UTILITIES		253,796,015
		TOTAL MUNICIPAL BONDS (cost $1,642,609,152)		1,692,032,073
		TOTAL LONG-TERM INVESTMENTS (cost $1,642,609,152)		1,692,032,073
Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		SHORT-TERM INVESTMENTS - 1.6% (1.0% of Total Investments)
		MUNICIPAL BONDS - 1.6% (1.0% of Total Investments)
		HOUSING/MULTIFAMILY - 0.3% (0.2% of Total Investments)
$ 2,750	(f)	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Green Series 2023B-2, 2.900%, 5/01/54	8/24 at 100.00	$2,750,000
		TOTAL HOUSING/MULTIFAMILY		2,750,000
		TRANSPORTATION - 1.3% (0.8% of Total Investments)
13,485	(f)	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Variable Rate Refunding Series 2020B, 3.950%, 11/15/46	8/24 at 100.00	13,485,000
		TOTAL TRANSPORTATION		13,485,000
		TOTAL Municipal Bonds (cost $16,235,000)		16,235,000
		TOTAL SHORT-TERM INVESTMENTS (cost $16,235,000)		16,235,000
		TOTAL INVESTMENTS (cost $1,658,844,152) - 163.0%		1,708,267,073
		FLOATING RATE OBLIGATIONS - (1.3)%		(13,480,000)
		MFP SHARES, NET - (7.6)% (g)		(79,617,707)
		VRDP SHARES, NET - (55.6)% (h)		(582,278,277)
		OTHER ASSETS & LIABILITIES, NET - 1.5%		15,141,351
		NET ASSETS APPLICABLE TO COMMON SHARES - 100%		$1,048,032,440

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $86,983,204 or 5.1% of Total Investments.

(d)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(e)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(f)

Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(g)	MFP Shares, Net as a percentage of Total Investments is 4.7%.
(h)	VRDP Shares, Net as a percentage of Total Investments is 34.1%.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.

See Notes to Financial Statements

NNY	Nuveen New York Municipal Value Fund
Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		LONG-TERM INVESTMENTS - 97.9% (100.0% of Total Investments)
		MUNICIPAL BONDS - 97.9% (100.0% of Total Investments)
		CONSUMER STAPLES - 3.2% (3.3% of Total Investments)

$1,100		Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38	9/24 at 100.00	$1,057,601

		New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass- Through Bonds, Series 2016A-1:

440		5.625%, 6/01/35	No Opt. Call	451,776

3,440		5.750%, 6/01/43	No Opt. Call	3,519,199

500		TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B, 5.000%, 6/01/25	No Opt. Call	500,070

		TOTAL CONSUMER STAPLES		5,528,646
		EDUCATION AND CIVIC ORGANIZATIONS - 14.5% (14.8% of Total Investments)

680		Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	9/24 at 100.00	657,031

1,250		Build New York City Resource Corporation, New York, Revenue Bonds, City University of New York - Queens College, Q Student Residences, LLC Project, Refunding Series 2014A, 5.000%, 6/01/43	9/24 at 100.00	1,250,678

		Build New York City Resource Corporation, New York, Revenue Bonds, Classical Charter Schools Series 2023A:

100		4.500%, 6/15/43	6/31 at 100.00	99,781

140		4.750%, 6/15/58	6/31 at 100.00	137,835

1,015		Build New York City Resource Corporation, New York, Revenue Bonds, KIPP New York City Public School Facilities, Canal West Project, Series 2022, 5.250%, 7/01/62	7/32 at 100.00	1,052,955

230	(c)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020C-1, 5.000%, 6/01/40	12/30 at 100.00	223,153

385	(c)	Build NYC Resource Corporation, New York, Revenue Bonds, Richmond Preparatory Charter School Project, Social Impact Project Series 2021A, 5.000%, 6/01/56	6/29 at 100.00	362,259

475	(c)	Dormitory Authority of the State of New York, General Revenue Bonds, American Musical and Dramatic Academy Inc., Series 2023A, 12.250%, 7/01/53	7/33 at 100.00	477,386

1,080		Dormitory Authority of the State of New York, General Revenue Bonds, Yeshiva University, Series 2022A, 5.000%, 7/15/50	7/32 at 100.00	1,098,669

1,000		Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 - FGIC Insured	No Opt. Call	1,046,892

		Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A:

1,330		5.000%, 7/01/40	7/25 at 100.00	1,334,247

2,180		5.000%, 7/01/45	7/25 at 100.00	2,182,992

		Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A:

1,820		5.000%, 7/01/40	7/25 at 100.00	1,833,221

1,000		Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2016A, 5.000%, 7/01/41	1/27 at 100.00	1,022,583

385		Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2022A, 4.000%, 7/01/47	7/32 at 100.00	374,570

825		Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	834,760

2,760		Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	2,866,877

175		Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2018A, 5.000%, 7/01/48	7/28 at 100.00	184,113

2,625		Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University, Green Series 2019B, 5.000%, 7/01/50	7/29 at 100.00	2,760,249

NNY	Nuveen New York Municipal Value Fund (continued)

Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		EDUCATION AND CIVIC ORGANIZATIONS (continued)

$670		Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University, Series 2022A, 4.000%, 7/01/42	7/32 at 100.00	$674,887

845	(c)	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36	12/26 at 100.00	806,527

725		Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 5.625%, 1/01/55	1/34 at 100.00	664,279

		Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013:

100		5.000%, 9/01/38	9/24 at 100.00	100,071

300		5.000%, 9/01/43	9/24 at 100.00	300,135

50		New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	50,289

405		New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A, 3.000%, 1/01/37 - AGM Insured	1/31 at 100.00	377,556

3,000		New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Series 2009A, 0.000%, 3/01/40 - AGC Insured	No Opt. Call	1,534,376

500		New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Series 2020A, 4.000%, 3/01/45 - AGM Insured	9/30 at 100.00	489,818

		TOTAL EDUCATION AND CIVIC ORGANIZATIONS		24,798,189

		FINANCIALS - 0.7% (0.7% of Total Investments)

1,000		Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	1,199,981

		TOTAL FINANCIALS		1,199,981

		HEALTH CARE - 12.5% (12.8% of Total Investments)

		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2022A:

1,430		4.000%, 5/01/45	5/32 at 100.00	1,357,949

2,700		4.250%, 5/01/52	5/32 at 100.00	2,665,077

1,000		5.000%, 5/01/52	5/32 at 100.00	1,067,159

2,000		Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center Series 2022-1A, 4.000%, 7/01/51	7/32 at 100.00	1,957,476

2,100		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2018A, 5.000%, 8/01/34	8/28 at 100.00	2,170,486

		Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals Obligated Group, Series 2020A:

2,000		4.000%, 7/01/50	7/30 at 100.00	1,942,363

1,040		4.000%, 7/01/53	7/30 at 100.00	1,008,412

		Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:

225	(c)	5.000%, 12/01/24	No Opt. Call	225,105

800	(c)	5.000%, 12/01/32	6/27 at 100.00	800,473

1,160	(c)	5.000%, 12/01/36	6/27 at 100.00	1,141,458

3,460		Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B, 4.000%, 7/01/41	7/26 at 100.00	3,413,288

230		Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	9/24 at 100.00	230,388

660		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2017, 5.000%, 12/01/46	12/26 at 100.00	665,518

2,875		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	2,748,566

65		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Series 2023, 6.250%, 11/01/52	11/33 at 100.00	74,172

		TOTAL HEALTH CARE		21,467,890

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		INDUSTRIALS - 2.3% (2.4% of Total Investments)

$3,930	(c)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	$3,933,290

10		New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 7 World Trade Center Project, Refunding Green Series 2022A-CL2, 3.500%, 9/15/52	3/30 at 100.00	8,494

		TOTAL INDUSTRIALS		3,941,784
		LONG-TERM CARE - 0.2% (0.2% of Total Investments)

220		Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	9/24 at 100.00	215,522

100		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s Community Project, Series 2019, 5.000%, 1/01/40	1/26 at 103.00	94,562

		TOTAL LONG-TERM CARE		310,084
		MATERIALS - 0.3% (0.3% of Total Investments)

530	(c)	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35, (AMT)	1/25 at 100.00	531,760

		TOTAL MATERIALS		531,760
		TAX OBLIGATION/GENERAL - 7.3% (7.5% of Total Investments)

1,000		Nassau County, New York, General Obligation Bonds, General Improvement Bonds Series 2019B, 5.000%, 4/01/44 - AGM Insured	4/30 at 100.00	1,077,680

5,000		Nassau County, New York, General Obligation Bonds, General Improvement Series 2022A, 4.125%, 4/01/47 - AGM Insured	4/32 at 100.00	5,012,289

1,000		Nassau County, New York, General Obligation Bonds, General Improvment Series 2016C, 5.000%, 4/01/35	4/26 at 100.00	1,032,810

1,000		New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1, 5.000%, 3/01/40	3/28 at 100.00	1,050,465

835		New York City, New York, General Obligation Bonds, Fiscal 2020 SeriesD-1, 4.000%, 3/01/50	3/30 at 100.00	816,261

1,900		New York City, New York, General Obligation Bonds, Fiscal 2022 Series A-1, 5.000%, 8/01/47	8/31 at 100.00	2,032,849

1,000		New York City, New York, General Obligation Bonds, Fiscal 2025 Series A, 5.000%, 8/01/38	8/34 at 100.00	1,147,700

409		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1, 4.000%, 7/01/41	7/31 at 103.00	388,738

		TOTAL TAX OBLIGATION/GENERAL		12,558,792
		TAX OBLIGATION/LIMITED - 16.7% (17.1% of Total Investments)

2,140		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015A, 5.000%, 3/15/31	3/25 at 100.00	2,163,123

1,000		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Bidding Group 1 Through 5, Series 2020A, 4.000%, 3/15/44	9/30 at 100.00	992,179

3,000		Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2017A Group C, 5.000%, 3/15/41	3/27 at 100.00	3,099,201

2,500		Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/26	11/25 at 100.00	2,547,281

540		Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A, 5.000%, 2/15/39	2/27 at 100.00	560,712

2,465		New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2020 Subseries S-1B, 4.000%, 7/15/43	7/29 at 100.00	2,472,337

2,000		New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40	7/25 at 100.00	2,029,404

445		New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/34	1/26 at 100.00	455,822

		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series E-1:

1,125		5.000%, 2/01/39	2/27 at 100.00	1,166,686

1,000		5.000%, 2/01/43	2/27 at 100.00	1,031,396

NNY	Nuveen New York Municipal Value Fund (continued)

Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		TAX OBLIGATION/LIMITED (continued)

$1,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal Series 2023F-1, 4.000%, 2/01/51	2/33 at 100.00	$977,347

1,685		New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Bidding Group 1 Series 2022A, 5.000%, 3/15/45	9/32 at 100.00	1,839,611

1,000		New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose Group 1, Series 2019A, 4.000%, 3/15/48	9/28 at 100.00	982,426

2,000		New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020C, 4.000%, 3/15/49	9/30 at 100.00	1,961,740

		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:

6,509		0.000%, 7/01/51	7/28 at 30.01	1,597,389

3,218		5.000%, 7/01/58	7/28 at 100.00	3,232,231

17		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53	7/28 at 100.00	16,307

1,030		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Series 2022 A, 4.000%, 5/15/51	5/32 at 100.00	1,013,272

90		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Subseries 2021A-1, 5.000%, 5/15/51	5/31 at 100.00	95,906

355		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Senior Lien Bonds, Series 2022C, 4.125%, 5/15/52	5/32 at 100.00	351,342

		TOTAL TAX OBLIGATION/LIMITED		28,585,712
		TRANSPORTATION - 22.7% (23.1% of Total Investments)

1,500		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2019A-1, 5.000%, 11/15/48, (Mandatory Put 11/15/24)	No Opt. Call	1,504,669

970		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50	5/30 at 100.00	1,012,902

1,315		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015F, 5.000%, 11/15/32	11/25 at 100.00	1,341,048

1,800		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014D-1, 5.000%, 11/15/39	11/24 at 100.00	1,804,075

		New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:

2,000	(d)	2.300%, 10/01/37	9/24 at 100.00	1,280,000

1,500	(d)	2.350%, 10/01/46	9/24 at 100.00	960,000

		New York Transportation Development Corporation, New York, Facility Revenue Bonds, Thruway Service Areas Project, Series 2021:

1,255		4.000%, 10/31/41, (AMT)	10/31 at 100.00	1,157,597

290		4.000%, 10/31/46, (AMT)	10/31 at 100.00	257,808

1,830		4.000%, 4/30/53, (AMT)	10/31 at 100.00	1,571,783

		New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:

400		5.000%, 7/01/46, (AMT)	9/24 at 100.00	399,984

3,815		5.250%, 1/01/50, (AMT)	9/24 at 100.00	3,814,954

		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:

345		5.000%, 8/01/26, (AMT)	9/24 at 100.00	345,524

2,625		5.000%, 8/01/31, (AMT)	9/24 at 100.00	2,627,954

105		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020, 5.375%, 8/01/36, (AMT)	8/30 at 100.00	112,038

1,000		New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, John F Kennedy International Airport New Terminal 1 Project, Green Series 2024, 5.250%, 6/30/60 - AGM Insured, (AMT)	6/33 at 100.00	1,061,317

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value
	TRANSPORTATION (continued)

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023:

$355	6.000%, 6/30/54, (AMT)	6/31 at 100.00	$388,082

1,515	5.375%, 6/30/60, (AMT)	6/31 at 100.00	1,580,926

290	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020A, 5.000%, 12/01/37, (AMT)	12/30 at 100.00	306,445

340	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C, 5.000%, 12/01/35	12/30 at 100.00	368,035

1,785	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2022, 5.000%, 12/01/35, (AMT)	12/32 at 100.00	1,929,155

	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:

2,000	5.000%, 1/01/27, (AMT)	No Opt. Call	2,057,284

400	5.000%, 1/01/28, (AMT)	No Opt. Call	416,611

850	5.000%, 1/01/31, (AMT)	1/28 at 100.00	880,040

400	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020, 5.000%, 10/01/40, (AMT)	10/30 at 100.00	413,458

1,000	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2023, 6.000%, 4/01/35, (AMT)	4/31 at 100.00	1,124,942

3,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Fourth Series 2015, 5.000%, 10/15/41	10/25 at 100.00	3,054,616

1,930	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eleventh Series 2018, 4.000%, 9/01/43	9/28 at 100.00	1,915,521

800	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth Series 2017, 5.000%, 11/15/42	11/27 at 100.00	835,696

1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twentieth Series 2019, 4.000%, 11/01/59, (AMT)	11/29 at 100.00	923,171

1,155	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2017A2, 5.000%, 11/15/42	5/27 at 100.00	1,195,230

2,000	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, Refunding Series 2018C, 5.000%, 11/15/37	11/28 at 100.00	2,130,141

	TOTAL TRANSPORTATION		38,771,006
	U.S. GUARANTEED - 0.2% (0.2% of Total Investments) (e)

265	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2015A, 5.000%, 7/01/33, (Pre- refunded 7/01/25)	7/25 at 100.00	270,278

	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A:

135	5.000%, 7/01/45, (Pre-refunded 7/01/25)	7/25 at 100.00	137,465

	TOTAL U.S. GUARANTEED		407,743
	UTILITIES - 17.3% (17.6% of Total Investments)

300	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 7/01/29	7/25 at 100.00	304,805

830	Long Island Power Authority, New York, Electric System General Revenue Bonds, Green Series 2023E, 5.000%, 9/01/53	9/33 at 100.00	903,059

420	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	11/24 at 100.00	421,643

580	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2016B, 5.000%, 9/01/46	9/26 at 100.00	595,478

3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series CC-1, 5.000%, 6/15/48	6/27 at 100.00	3,097,669

NNY	Nuveen New York Municipal Value Fund (continued)

Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		UTILITIES (continued)

$1,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/39	12/25 at 100.00	$1,020,709

2,200		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series EE, 4.000%, 6/15/42	6/30 at 100.00	2,205,591

1,145		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2023 Series AA-1, 5.250%, 6/15/52	12/32 at 100.00	1,261,636

2,500		New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Subordinated SRF Series 2015A, 5.000%, 6/15/40	6/25 at 100.00	2,537,511

1,000		New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017A, 5.000%, 6/15/46	6/27 at 100.00	1,034,823

4,800		New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017E, 5.000%, 6/15/47	6/27 at 100.00	4,961,023

1,895		New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2022A, 5.000%, 6/15/51	6/32 at 100.00	2,062,973

2,000		New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, Green Series 2022B, 5.250%, 9/15/52	9/32 at 100.00	2,214,602

5,000		New York State Power Authority, General Revenue Bonds, Series 2020A, 4.000%, 11/15/55	5/30 at 100.00	4,926,870

650		New York State Power Authority, Green Transmission Project Revenue Bonds, Green Series 2023A, 5.000%, 11/15/48 - AGM Insured	11/33 at 100.00	724,112

500	(c)	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42, (AMT)	9/24 at 100.00	479,402

775	(c)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A, 5.000%, 7/01/47	7/30 at 100.00	789,847

		TOTAL UTILITIES		29,541,753

		TOTAL MUNICIPAL BONDS (cost $164,297,485)		167,643,340

		TOTAL LONG-TERM INVESTMENTS (cost $164,297,485)		167,643,340

		OTHER ASSETS & LIABILITIES, NET - 2.1%		3,544,169

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%		$171,187,509

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $9,770,660 or 5.8% of Total Investments.

(d)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(e)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

AMT	Alternative Minimum Tax

See Notes to Financial Statements

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		LONG-TERM INVESTMENTS - 161.9% (100.0% of Total Investments)
		MUNICIPAL BONDS - 161.9% (100.0% of Total Investments)
		CONSUMER STAPLES - 5.9% (3.7% of Total Investments)

		Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A:

$12,500		5.000%, 6/01/38	9/24 at 100.00	$12,018,195

3,210		5.000%, 6/01/45	9/24 at 100.00	2,990,059

		New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1:

145		5.625%, 6/01/35	No Opt. Call	148,881

1,145		5.750%, 6/01/43	No Opt. Call	1,171,361

7,155		TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	6,472,577

		TOTAL CONSUMER STAPLES		22,801,073
		EDUCATION AND CIVIC ORGANIZATIONS - 15.4% (9.5% of Total Investments)

2,965		Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	9/24 at 100.00	2,864,848

		Build New York City Resource Corporation, New York, Revenue Bonds, Classical Charter Schools Series 2023A:

340		4.500%, 6/15/43	6/31 at 100.00	339,257

550		4.750%, 6/15/58	6/31 at 100.00	541,492

		Build New York City Resource Corporation, New York, Revenue Bonds, KIPP New York City Public School Facilities, Canal West Project, Series 2022:

400		5.250%, 7/01/52	7/32 at 100.00	417,333

1,000		5.250%, 7/01/57	7/32 at 100.00	1,040,719

200		5.250%, 7/01/62	7/32 at 100.00	207,479

		Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:

1,405		5.250%, 11/01/34	11/24 at 100.00	843,000

1,300		5.000%, 11/01/39	11/24 at 100.00	780,000

1,000	(c)	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2023, 7.250%, 6/01/55	12/30 at 100.00	1,079,272

1,000	(c)	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020A-1, 5.250%, 6/01/40	12/30 at 100.00	996,734

		Build NYC Resource Corporation, New York, Revenue Bonds, Richmond Preparatory Charter School Project, Social Impact Project Series 2021A:

290	(c)	5.000%, 6/01/41	6/29 at 100.00	288,676

1,000	(c)	5.000%, 6/01/51	6/29 at 100.00	953,168

1,670	(c)	Dormitory Authority of the State of New York, General Revenue Bonds, American Musical and Dramatic Academy Inc., Series 2023A, 12.250%, 7/01/53	7/33 at 100.00	1,678,388

4,030		Dormitory Authority of the State of New York, General Revenue Bonds, Yeshiva University, Series 2022A, 5.000%, 7/15/50	7/32 at 100.00	4,099,664

2,000		Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/29 - FGIC Insured	No Opt. Call	2,079,246

1,565		Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series 2020, 4.000%, 7/01/46	7/29 at 100.00	1,531,724

5,090		Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	5,106,255

		Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A:

1,820		5.000%, 7/01/40	7/25 at 100.00	1,833,221

NAN	Nuveen New York Quality Municipal Income Fund (continued)

Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		EDUCATION AND CIVIC ORGANIZATIONS (continued)

		Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A:

$1,055		5.000%, 7/01/35	7/26 at 100.00	$1,095,853

2,000		5.000%, 7/01/36	7/26 at 100.00	2,075,996

5,500		4.000%, 7/01/43	7/26 at 100.00	5,436,699

2,625		Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University, Series 2020A, 5.000%, 7/01/53	7/30 at 100.00	2,784,820

3,140	(c)	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36	12/26 at 100.00	2,997,036

2,705		Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 5.625%, 1/01/55	1/34 at 100.00	2,478,449

		Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013:

1,005		5.000%, 9/01/38	9/24 at 100.00	1,005,718

265		5.000%, 9/01/43	9/24 at 100.00	265,119

2,880		Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2023A, 5.000%, 7/01/53	7/33 at 100.00	3,140,682

3,030		New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	3,047,514

		New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Series 2020A:

5,000		4.000%, 3/01/45	9/30 at 100.00	4,811,186

2,055		4.000%, 3/01/45 - AGM Insured	9/30 at 100.00	2,013,152

1,515		Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2015, 5.000%, 7/01/40	7/25 at 100.00	1,523,266

		TOTAL EDUCATION AND CIVIC ORGANIZATIONS		59,355,966
		FINANCIALS - 3.6% (2.2% of Total Investments)

4,725		Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	5,524,590

6,885		Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	8,261,870

		TOTAL FINANCIALS		13,786,460
		HEALTH CARE - 21.2% (13.1% of Total Investments)

		Dormitory Authority of the State of New York, General Revenue Bonds, Northwell Health Obligated Group, Series 2022A:

11,020		4.250%, 5/01/52	5/32 at 100.00	10,877,464

4,745		5.000%, 5/01/52	5/32 at 100.00	5,063,667

5,000		Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center Series 2022-1A, 4.000%, 7/01/51	7/32 at 100.00	4,893,690

		Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2018A:

2,420		5.000%, 8/01/30	8/28 at 100.00	2,517,622

4,275		5.000%, 8/01/33	8/28 at 100.00	4,424,222

3,060		5.000%, 8/01/34	8/28 at 100.00	3,162,709

3,700		Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2015A, 5.000%, 5/01/43	5/25 at 100.00	3,711,806

		Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals Obligated Group, Series 2020A:

9,150		4.000%, 7/01/50	7/30 at 100.00	8,886,311

3,820		4.000%, 7/01/53	7/30 at 100.00	3,703,974

2,000	(c)	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015, 5.000%, 12/01/40	6/25 at 100.00	1,957,521

		Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:

800	(c)	5.000%, 12/01/24	No Opt. Call	800,375

5,900	(c)	5.000%, 12/01/35	6/27 at 100.00	5,846,158

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		HEALTH CARE (continued)

		Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B:

$870		4.000%, 7/01/41	7/26 at 100.00	$858,254

8,300		5.000%, 7/01/46	7/26 at 100.00	8,356,994

560		Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	9/24 at 100.00	560,945

2,410		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2017, 5.000%, 12/01/46	12/26 at 100.00	2,430,149

4,470		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Series 2020A, 4.000%, 12/01/46	12/30 at 100.00	4,110,230

9,795		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	9,364,244

240		Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Series 2023, 6.250%, 11/01/52	11/33 at 100.00	273,865

		TOTAL HEALTH CARE		81,800,200
		HOUSING/MULTIFAMILY - 0.5% (0.3% of Total Investments)

1,900		New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Development Series 2024B-1-A, 4.650%, 11/01/49	5/32 at 100.00	1,911,514

		TOTAL HOUSING/MULTIFAMILY		1,911,514
		HOUSING/SINGLE FAMILY - 0.1% (0.1% of Total Investments)

490		Guam Housing Corporation, Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1998A, 5.750%, 9/01/31, (AMT)	No Opt. Call	490,625

		TOTAL HOUSING/SINGLE FAMILY		490,625
		INDUSTRIALS - 2.0% (1.2% of Total Investments)

5,125	(c)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	5,129,290

2,500	(c)	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.375%, 11/15/40	11/24 at 100.00	2,504,380

40		New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 7 World Trade Center Project, Refunding Green Series 2022A-CL2, 3.500%, 9/15/52	3/30 at 100.00	33,978

		TOTAL INDUSTRIALS		7,667,648
		LONG-TERM CARE - 0.4% (0.2% of Total Investments)

1,045		Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	9/24 at 100.00	1,023,731

340		Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s Community Project, Series 2019, 5.000%, 1/01/40	1/26 at 103.00	321,510

		TOTAL LONG-TERM CARE		1,345,241
		MATERIALS - 0.5% (0.3% of Total Investments)

1,935	(c)	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35, (AMT)	1/25 at 100.00	1,941,425

		TOTAL MATERIALS		1,941,425
		TAX OBLIGATION/GENERAL - 6.5% (4.0% of Total Investments)

3,000		Nassau County, New York, General Obligation Bonds, General Improvement Bonds Series 2019B, 5.000%, 4/01/44 - AGM Insured	4/30 at 100.00	3,233,039

5,000		Nassau County, New York, General Obligation Bonds, General Improvement Series 2018A, 5.000%, 4/01/43 - AGM Insured	4/28 at 100.00	5,240,734

4,390		New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1, 5.000%, 3/01/40	3/28 at 100.00	4,611,542

NAN	Nuveen New York Quality Municipal Income Fund (continued)

Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		TAX OBLIGATION/GENERAL (continued)

$2,200		New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1, 5.000%, 4/01/38	4/28 at 100.00	$2,325,952

3,110		New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 5.000%, 8/01/43	8/30 at 100.00	3,335,271

4,210		New York City, New York, General Obligation Bonds, Fiscal 2023 Series B-1, 5.250%, 10/01/47	10/32 at 100.00	4,628,611

1,506		Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1, 4.000%, 7/01/41	7/31 at 103.00	1,431,394

		TOTAL TAX OBLIGATION/GENERAL		24,806,543
		TAX OBLIGATION/LIMITED - 49.5% (30.6% of Total Investments)

10,000		Battery Park City Authority, New York, Revenue Bonds, Senior Sustainability Series 2019A, 5.000%, 11/01/49	11/29 at 100.00	10,696,008

1,000		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015A, 5.000%, 3/15/31	3/25 at 100.00	1,010,805

7,500		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2024A, 4.000%, 3/15/54	3/34 at 100.00	7,298,510

7,710		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Bidding Group 1 Through 5, Series 2020A, 4.000%, 3/15/44	9/30 at 100.00	7,649,697

5,000		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019A, 4.000%, 3/15/49	3/29 at 100.00	4,919,526

1,135		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019D, 4.000%, 2/15/38	2/30 at 100.00	1,159,263

1,000		Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2021A, 5.000%, 3/15/49	3/31 at 100.00	1,068,079

5,000		Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2017A, 5.000%, 3/15/44	3/27 at 100.00	5,146,436

3,990		Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018A, 5.000%, 3/15/40	3/28 at 100.00	4,198,946

		Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:

3,225		5.000%, 11/15/26	11/25 at 100.00	3,285,992

2,355		5.000%, 11/15/39	11/25 at 100.00	2,367,757

1,000		Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Green Fiscal 2022 Series A, 4.000%, 2/15/36	2/32 at 100.00	1,052,803

3,750		Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A, 5.000%, 2/15/39	2/27 at 100.00	3,893,835

1,660		Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Green Series 2024A, 4.000%, 11/15/51	11/34 at 100.00	1,621,284

7,265		Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2022A, 4.000%, 11/15/42	5/32 at 100.00	7,283,956

890		New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/35	1/26 at 100.00	911,283

5,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2015 Series E-1, 5.000%, 2/01/34	2/25 at 100.00	5,038,878

2,000		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series E-1, 5.000%, 2/01/43	2/27 at 100.00	2,062,792

845		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2022 Subseries C-1, 4.000%, 2/01/42	2/32 at 100.00	849,091

		New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Series 2024C:

11,225	(d)	5.250%, 5/01/50, (UB)	11/33 at 100.00	12,452,284

10,000	(d)	5.000%, 5/01/53, (UB)	11/33 at 100.00	10,837,127

5,000		5.500%, 5/01/53	11/33 at 100.00	5,634,169

14,830	(d)	5.500%, 5/01/53, (UB)	11/33 at 100.00	16,710,944

3,730		New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Bidding Group 1 Series 2022A, 5.000%, 3/15/45	9/32 at 100.00	4,072,255

2,500		New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose Group 1, Series 2019A, 4.000%, 3/15/48	9/28 at 100.00	2,456,064

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		TAX OBLIGATION/LIMITED (continued)

		New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020C:

$4,135		5.000%, 3/15/47	9/30 at 100.00	$4,412,184

3,000		4.000%, 3/15/49	9/30 at 100.00	2,942,611

7,700		New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2022A, 5.000%, 3/15/48	9/32 at 100.00	8,337,197

		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:

11,014		0.000%, 7/01/51	7/28 at 30.01	2,702,971

24,475		5.000%, 7/01/58	7/28 at 100.00	24,583,241

		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:

32		4.536%, 7/01/53	7/28 at 100.00	30,696

1,000		4.784%, 7/01/58	7/28 at 100.00	989,510

		Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A:

2,000		5.000%, 1/01/29, (AMT)	1/26 at 100.00	1,553,003

1,000		5.000%, 1/01/35, (AMT)	1/26 at 100.00	766,516

5,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Series 2021B-1, 5.000%, 5/15/56	5/28 at 100.00	5,159,137

3,800		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Series 2022 A, 4.000%, 5/15/51	5/32 at 100.00	3,738,286

1,000		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Subseries 2021A-1, 5.000%, 5/15/51	5/31 at 100.00	1,065,622

		Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Senior Lien Bonds, Series 2022C:

1,065		4.125%, 5/15/52	5/32 at 100.00	1,054,025

1,785		5.250%, 5/15/52	5/32 at 100.00	1,945,709

7,080		Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds, MTA Bridges & Tunnels, TBTA Capital Lockbox-City Sales Tax, Series 2024A-1, 5.250%, 5/15/59	5/34 at 100.00	7,819,448

		TOTAL TAX OBLIGATION/LIMITED		190,777,940
		TRANSPORTATION - 46.0% (28.4% of Total Investments)

5,425		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2016A-1, 5.000%, 11/15/46	5/26 at 100.00	5,518,372

1,110		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50	5/30 at 100.00	1,159,094

5,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Series 2016B, 5.000%, 11/15/37	11/26 at 100.00	5,151,090

5,000		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015C-1, 5.250%, 11/15/29	11/25 at 100.00	5,128,498

11,920		Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C-1, 5.250%, 11/15/56	11/26 at 100.00	12,141,966

		New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:

200	(e)	2.300%, 10/01/37	9/24 at 100.00	128,000

5,500	(e)	2.350%, 10/01/46	9/24 at 100.00	3,520,000

5,495		New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Refunding Series 1WTC-2021, 4.000%, 2/15/43 - BAM Insured	2/30 at 100.00	5,457,477

		New York State Thruway Authority, General Revenue Bonds, Series 2020N:

5,000		4.000%, 1/01/42	1/30 at 100.00	4,988,325

3,000		4.000%, 1/01/43	1/30 at 100.00	2,965,138

		New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A:

1,350		5.000%, 1/01/46	1/26 at 100.00	1,372,328

2,190		5.250%, 1/01/56	1/26 at 100.00	2,229,824

3,825		New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2019B, 4.000%, 1/01/50	1/30 at 100.00	3,716,166

NAN	Nuveen New York Quality Municipal Income Fund (continued)
Portfolio of Investments August 31, 2024

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value
	TRANSPORTATION (continued)

	New York Transportation Development Corporation, New York, Facility Revenue Bonds, Thruway Service Areas Project, Series 2021:

$4,200	4.000%, 10/31/41, (AMT)	10/31 at 100.00	$3,874,031

1,060	4.000%, 10/31/46, (AMT)	10/31 at 100.00	942,332

6,750	4.000%, 4/30/53, (AMT)	10/31 at 100.00	5,797,560

	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:

1,000	5.000%, 7/01/46, (AMT)	9/24 at 100.00	999,961

13,895	5.250%, 1/01/50, (AMT)	9/24 at 100.00	13,894,830
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:

1,500	5.000%, 8/01/26, (AMT)	9/24 at 100.00	1,502,280

9,730	5.000%, 8/01/31, (AMT)	9/24 at 100.00	9,740,948

400	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020, 5.375%, 8/01/36, (AMT)	8/30 at 100.00	426,812

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, New Terminal 1 John F Kennedy International Airport Project, Green Series 2023:

1,340	6.000%, 6/30/54, (AMT)	6/31 at 100.00	1,464,872

6,850	5.375%, 6/30/60, (AMT)	6/31 at 100.00	7,148,083

140	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020A, 4.000%, 12/01/40, (AMT)	12/30 at 100.00	136,971

1,250	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C, 5.000%, 12/01/34	12/30 at 100.00	1,358,085

5,825	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2022, 5.000%, 12/01/35, (AMT)	12/32 at 100.00	6,295,422

	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:

8,515	5.000%, 1/01/27, (AMT)	No Opt. Call	8,758,885

2,000	5.000%, 1/01/31, (AMT)	1/28 at 100.00	2,070,683

2,745	5.000%, 1/01/36, (AMT)	1/28 at 100.00	2,822,703

3,100	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2023, 6.000%, 4/01/35, (AMT)	4/31 at 100.00	3,487,320

5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Eighth Series 2016, 5.250%, 11/15/56	11/26 at 100.00	5,148,468

2,330	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eleventh Series 2018, 4.000%, 9/01/43 Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth Series 2017:	9/28 at 100.00	2,312,521

1,175	5.000%, 11/15/42	11/27 at 100.00	1,227,428

3,975	5.000%, 11/15/47	11/27 at 100.00	4,124,762

4,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Forty Second Series 2023, 5.000%, 12/01/53, (AMT)	12/33 at 100.00	4,213,465

5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twentieth Series 2019, 4.000%, 11/01/59, (AMT)	11/29 at 100.00	4,615,858

2,810	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twenty-One Series 2020, 4.000%, 7/15/55, (AMT)	7/30 at 100.00	2,610,761

5,340	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47	5/27 at 100.00	5,491,887

3,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2017A2, 5.000%, 11/15/42	5/27 at 100.00	3,621,910

10,200	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2020A, 4.000%, 11/15/54	11/30 at 100.00	9,898,023

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		TRANSPORTATION (continued)

$ 10,000		Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2022A, 4.000%, 11/15/52	11/32 at 100.00	$9,729,096

		TOTAL TRANSPORTATION		177,192,235
		U.S. GUARANTEED - 0.0% (0.0% of Total Investments) (f)

		Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A:

135		5.000%, 7/01/45, (Pre-refunded 7/01/25)	7/25 at 100.00	137,465

		TOTAL U.S. GUARANTEED		137,465
		UTILITIES - 10.3% (6.4% of Total Investments)

2,945		Long Island Power Authority, New York, Electric System General Revenue Bonds, Green Series 2023E, 5.000%, 9/01/53	9/33 at 100.00	3,204,226

1,460		Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	11/24 at 100.00	1,465,712

1,310		Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2016B, 5.000%, 9/01/46	9/26 at 100.00	1,344,959

90		Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	93,958

2,500		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series EE, 4.000%, 6/15/42	6/30 at 100.00	2,506,353

5,000		New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2024 Series CC-1, 5.250%, 6/15/54	6/34 at 100.00	5,577,493

4,080		New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017A, 5.000%, 6/15/46	6/27 at 100.00	4,222,079

7,500		New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017E, 5.000%, 6/15/47	6/27 at 100.00	7,751,598

5,000		New York State Power Authority, General Revenue Bonds, Series 2020A, 4.000%, 11/15/55	5/30 at 100.00	4,926,869

2,270		New York State Power Authority, Green Transmission Project Revenue Bonds, Green Series 2023A, 5.000%, 11/15/48 - AGM Insured	11/33 at 100.00	2,528,820

1,920	(c)	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42, (AMT)	9/24 at 100.00	1,840,905

1,940	(c)	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A, 5.000%, 7/01/47	7/30 at 100.00	1,977,166

1,000		Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B, 5.000%, 12/15/33	6/26 at 100.00	1,034,839

1,250		Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017, 5.000%, 12/15/38	12/27 at 100.00	1,316,633

		TOTAL UTILITIES		39,791,610

		TOTAL MUNICIPAL BONDS (cost $611,400,579)		623,805,945

		TOTAL LONG-TERM INVESTMENTS (cost $611,400,579)		623,805,945

		FLOATING RATE OBLIGATIONS - (7.5)%		(28,840,000)

		AMTP SHARES, NET - (33.0)% (g)		(126,958,686)

		VRDP SHARES, NET - (22.9)% (h)		(88,295,847)

		OTHER ASSETS & LIABILITIES, NET - 1.5%		5,580,339

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%		$385,291,751

111

NAN	Nuveen New York Quality Municipal Income Fund (continued)

Portfolio of Investments August 31, 2024

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $29,990,494 or 4.8% of Total Investments.

(d)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(e)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(f)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(g)	AMTP Shares, Net as a percentage of Total Investments is 20.4%.
(h)	VRDP Shares, Net as a percentage of Total Investments is 14.2%.

AMT	Alternative Minimum Tax
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted.

See Notes to Financial Statements

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value
		LONG-TERM INVESTMENTS - 165.8% (99.8% of Total Investments)

		MUNICIPAL BONDS - 157.2% (94.6% of Total Investments)

		CONSUMER STAPLES - 0.4% (0.3% of Total Investments)
$2,000		Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31, (AMT)	No Opt. Call	$2,247,655
		TOTAL CONSUMER STAPLES		2,247,655

		EDUCATION AND CIVIC ORGANIZATIONS - 20.1% (12.1% of Total Investments)
590	(c)	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	606,177
		Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2016:
735	(c)	3.000%, 10/15/30	10/26 at 100.00	654,739
1,000	(c)	5.000%, 10/15/38	10/26 at 100.00	965,568
1,625	(c)	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2017, 5.000%, 10/15/47	10/27 at 100.00	1,475,890
20		Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University Project, Series 2020, 5.000%, 10/01/49	10/29 at 100.00	18,118
3,215	(c)	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016, 5.125%, 3/15/36	3/27 at 100.00	3,274,085
835	(c)	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2017A, 5.000%, 12/15/47	12/27 at 100.00	839,001
1,000	(c),(d)	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Charter School Project, Series 2022, 6.000%, 10/15/52	10/32 at 100.00	1,050,330
2,200	(c)	Crawford County Industrial Development Authority, Pennsylvania, College Revenue Bonds, Allegheny College, Series 2016, 3.000%, 5/01/34	5/26 at 100.00	1,949,888
1,000		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Dickinson College Project, Second Series 2017A, 5.000%, 11/01/39	11/27 at 100.00	1,043,598
1,230	(c)	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University Project, Series 2019, 5.000%, 5/01/48	5/29 at 100.00	1,122,528
720	(c)	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/37	9/24 at 100.00	713,093
4,595	(c)	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University, Series 2016, 4.000%, 5/01/46	11/26 at 100.00	3,789,149
1,875		General Authority of Southcentral Pennsylvania, Revenue Bonds, AICUP Financing Program-York College of Pennsylvania, Series 2017 PP4, 3.375%, 11/01/37	10/27 at 100.00	1,788,580
		Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College, Series 2016OO2:
590		3.250%, 5/01/36	5/26 at 100.00	522,121
1,555		3.500%, 5/01/41	5/26 at 100.00	1,300,865
2,000		Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Foundation for Indiana University of Pennsylvania Project, Refunding Series 2022, 4.000%, 5/01/54 - BAM Insured	5/32 at 100.00	1,938,022
		Lackawanna County Industrial Development Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2017:
350		3.375%, 11/01/33	11/27 at 100.00	340,035
2,925		4.000%, 11/01/40	11/27 at 100.00	2,827,538
995		Lehigh County, Pennsylvania, Revenue Bonds, Lehigh Valley Dual Language Charter School, General Purpose Authority, Series 2023, 7.000%, 6/01/53	6/30 at 103.00	1,088,887
2,000		McCandless Industrial Development Authority, Pennsylvania, La Roche University Revenue Bonds, Series A and B of 2022, 6.750%, 12/01/46	12/32 at 100.00	1,972,556
1,500		Northampton County General Purpose Authority, Pennsylvania, Higher Education Revenue Bonds, Lehigh University, Series 2024A, 5.000%, 11/15/34	No Opt. Call	1,769,687
1,360		Pennsylvania Economic Development Financing Authority, Pennsylvania, Revenue Bonds, Villanova University Project, Series 2024, 4.000%, 8/01/54	8/34 at 100.00	1,324,669

NQP	Nuveen Pennsylvania Quality Municipal Income Fund (continued)
Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		EDUCATION AND CIVIC ORGANIZATIONS (continued)
$9,660	(e)	Pennsylvania Economic Development Financing Authority, Pennsylvania, Revenue Bonds, Villanova University Project, Series 2024, 4.000%, 8/01/54, (UB)	8/34 at 100.00	$9,409,044
1,315		Pennsylvania Higher Education Assistance Agency, Education Loan Revenue Bonds, Senior Series 2021A, 2.625%, 6/01/42, (AMT)	6/30 at 100.00	1,141,144
2,425		Pennsylvania Higher Education Assistance Agency, Education Loan Revenue Bonds, Senior Series 2022A, 4.500%, 6/01/43, (AMT)	6/31 at 100.00	2,472,883
1,360		Pennsylvania Higher Education Assistance Agency, Education Loan Revenue Bonds, Senior Series 2023A, 4.000%, 6/01/44, (AMT)	6/32 at 100.00	1,328,470
		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Bryn Mawr College, Refunding Series 2014:
2,545		5.000%, 12/01/38	12/24 at 100.00	2,553,970
2,080		5.000%, 12/01/44	12/24 at 100.00	2,085,948
360		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012, 4.000%, 5/01/32	9/24 at 100.00	303,618
		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
1,030		4.000%, 11/01/39	9/24 at 100.00	939,156
4,300		5.000%, 11/01/42	9/24 at 100.00	4,299,948
1,310		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/36	11/25 at 100.00	1,315,428
1,440		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2021A, 4.000%, 7/15/46	7/31 at 100.00	1,268,920
8,335		Pennsylvania State University, Revenue Bonds, Series 2022A, 5.000%, 9/01/47	9/32 at 100.00	9,116,310
3,000		Pennsylvania State University, Revenue Bonds, Series 2023, 5.250%, 9/01/48	9/33 at 100.00	3,344,507
5,000		Pennsylvania State University, Revenue Bonds, Series 2024, 5.000%, 9/01/49 , (WI/DD)	9/34 at 100.00	5,523,655
1,255		Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, La Salle University, Series 2017, 3.625%, 5/01/35	11/27 at 100.00	952,219
465		Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33	9/24 at 100.00	465,203
2,220		Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Saint Josephs University Project, Refunding Series 2020A, 4.000%, 11/01/45	11/29 at 100.00	2,112,478
		Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Saint Joseph’s University Project, Refunding Series 2020C. Forward Delivery:
1,500	(c)	4.000%, 11/01/36	11/29 at 100.00	1,514,539
1,400		4.000%, 11/01/37	11/29 at 100.00	1,408,147
3,000		Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Saint Josephs University Project, Series 2022, 5.500%, 11/01/60	11/32 at 100.00	3,253,335
		Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, University of the Arts, Series 2017:
2,280	(d),(f)	5.000%, 3/15/45	3/28 at 100.00	1,368,000
2,320		Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2016, 5.000%, 11/01/37	5/26 at 100.00	2,367,284
5,250		Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 5.000%, 6/01/46	6/26 at 100.00	4,800,856
3,555	(c)	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5, 3.375%, 11/01/36	11/27 at 100.00	3,191,522
		Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2015A:
1,890		5.000%, 11/01/32	11/25 at 100.00	1,925,479
740		5.000%, 11/01/33	11/25 at 100.00	753,693
675		4.000%, 11/01/35	11/25 at 100.00	675,603
		TOTAL EDUCATION AND CIVIC ORGANIZATIONS		102,266,483

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		HEALTH CARE - 26.4% (15.9% of Total Investments)
$19,235		Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44	4/28 at 100.00	$18,159,244
		Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2019A:
210		4.000%, 7/15/35	7/29 at 100.00	213,958
2,285		4.000%, 7/15/36	7/29 at 100.00	2,314,957
		Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017:
1,260		3.750%, 11/01/42	11/27 at 100.00	914,130
10,435		5.000%, 11/01/50	11/27 at 100.00	7,570,593
10,170		Bucks County Industrial Development Authority, Pennsylvania, Hospital Revenue Bonds, Saint Luke’s University Health Network Project, Series 2021, 3.000%, 8/15/53 - BAM Insured	8/30 at 100.00	8,175,013
2,000	(c)	Butler County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Butler Health System Project, Series 2015A, 5.000%, 7/01/39	7/25 at 100.00	1,959,809
		Chester County Health and Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Main Line Health System, Series 2017A:
2,470		4.000%, 10/01/36	10/27 at 100.00	2,492,454
1,580		4.000%, 10/01/37	10/27 at 100.00	1,592,037
3,095		4.000%, 10/01/47	10/27 at 100.00	2,942,700
605		Chester County Health and Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Main Line Health System, Series 2020A, 4.000%, 9/01/50	9/30 at 100.00	563,888
1,500	(c)	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Penn State Health, Series 2019, 4.000%, 11/01/49	11/29 at 100.00	1,417,297
		Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2016A:
1,845		5.000%, 7/01/41	7/26 at 100.00	1,856,393
		Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2019A:
1,105		4.000%, 7/01/45	7/29 at 100.00	986,666
1,350		5.000%, 7/01/49	7/29 at 100.00	1,360,265
2,255		Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands Healthcare, Series 2018, 5.000%, 7/15/48	1/28 at 100.00	2,262,366
3,215		Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2014A, 5.000%, 6/01/41	9/24 at 100.00	3,220,551
2,465		Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2020A, 4.000%, 4/01/50	4/30 at 100.00	2,354,950
1,650		Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Penn State Health, Series 2021, 5.000%, 11/01/51	11/29 at 100.00	1,706,199
2,200		Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Refunding Series 2016B, 5.000%, 8/15/46	8/26 at 100.00	2,233,468
3,000		Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2016A, 5.000%, 8/15/42	8/26 at 100.00	3,066,451
1,490		Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43	9/24 at 100.00	1,440,693
		Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Refunding Series 2016:
1,265	(c)	3.000%, 11/01/36	5/26 at 100.00	1,082,114
2,850	(e)	4.000%, 11/01/41, (UB)	5/26 at 100.00	2,752,963
4,955	(e)	4.000%, 11/01/46, (UB)	5/26 at 100.00	4,508,480
		Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2016:
1,020		3.375%, 7/01/32	7/26 at 100.00	1,009,407
2,350		5.000%, 7/01/41	7/26 at 100.00	2,376,328
		Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2018A:
2,675	(c)	4.000%, 9/01/38	9/28 at 100.00	2,680,741
1,855	(c)	5.000%, 9/01/48	9/28 at 100.00	1,899,792

NQP	Nuveen Pennsylvania Quality Municipal Income Fund (continued)
Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		HEALTH CARE (continued)
		Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2019:
$2,590		4.000%, 9/01/44 - BAM Insured	9/29 at 100.00	$2,545,765
1,015	(c)	4.000%, 9/01/49	9/29 at 100.00	946,128
3,400	(c)	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2022B, 4.000%, 5/01/56	5/32 at 100.00	3,150,574
200		Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of Pittsburgh Medical Center, Fixed Rate Series 2023A- 2, 4.000%, 5/15/48	5/33 at 100.00	191,125
4,750		Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of Pittsburgh Medical Center, Series 2020A, 4.000%, 4/15/50	4/30 at 100.00	4,499,381
7,125		Pennsylvania HIgher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Refunding Series 2015A, 5.250%, 9/01/50	3/25 at 100.00	7,149,299
14,445		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Refunding Series 2016C, 4.000%, 8/15/41	8/26 at 100.00	14,498,532
2,495		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2019, 4.000%, 8/15/49	8/29 at 100.00	2,406,291
1,800	(c)	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/30	7/27 at 100.00	1,845,570
		Pocono Mountains Industrial Park Authority, Pennsylvania, Hospital Revenue Bonds, Saint Luke’s Hospital -Monroe Project, Series 2015A:
2,990		5.000%, 8/15/40	2/25 at 100.00	3,001,872
1,170	(c)	4.000%, 8/15/45	2/25 at 100.00	1,098,721
5,660		Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2016B, 5.000%, 7/01/45	1/27 at 100.00	5,750,730
1,305		Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Series 2019A, 5.000%, 6/01/49	6/29 at 100.00	1,343,838
705		Westmoreland County Industrial Development Authority, Pennsylvania, Revenue Bonds, Excela Health Project, Series 2020A, 4.000%, 7/01/37	1/31 at 100.00	653,997
		TOTAL HEALTH CARE		134,195,730

		HOUSING/MULTIFAMILY - 0.9% (0.5% of Total Investments)
160	(c)	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A, 5.000%, 8/01/45	9/24 at 100.00	156,941
1,650		Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion University Foundation Inc. Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/45	9/24 at 100.00	1,650,397
1,285	(d)	Erie County, Industrial Development Authority, Pennsylvania, Essential Housing Revenue Bonds, Senior-CFC-Erie I LLC Erie Apartments, Series 2024A, 6.750%, 9/01/61	9/33 at 100.00	1,303,996
270		Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, Series 2016A, 5.000%, 7/01/31	7/26 at 100.00	270,514
1,278		Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown - Morrisville Project, Series 2005A, 5.625%, 7/01/35	9/24 at 100.00	1,302,440
		TOTAL HOUSING/MULTIFAMILY		4,684,288

		HOUSING/SINGLE FAMILY - 23.0% (13.8% of Total Investments)
2,560		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-117B, 3.900%, 10/01/35	10/24 at 100.00	2,558,800
2,105		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-119, 3.500%, 10/01/36	4/25 at 100.00	2,059,419
4,890		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.200%, 4/01/40	10/25 at 100.00	4,236,426
20,335		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121, 3.200%, 10/01/41	10/25 at 100.00	17,744,394

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		HOUSING/SINGLE FAMILY (continued)
$1,080		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-122, 3.650%, 10/01/32	4/26 at 100.00	$1,082,251
3,895		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-123B, 3.450%, 10/01/32	10/26 at 100.00	3,856,531
5,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-124B, 3.500%, 10/01/37	10/26 at 100.00	4,844,866
1,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-130A, 3.000%, 10/01/46	10/28 at 100.00	790,276
3,880		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-131A, 3.000%, 10/01/39	4/29 at 100.00	3,300,329
12,000		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2020-132A, 2.550%, 10/01/41	10/29 at 100.00	9,248,168
		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2020-133:
1,500		2.350%, 10/01/40	10/29 at 100.00	1,136,234
1,350		2.500%, 10/01/45	10/29 at 100.00	988,770
1,565		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2021-136, 2.550%, 10/01/51	10/30 at 100.00	1,097,914
		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2023-141A:
4,105		4.600%, 10/01/43, (UB)	10/32 at 100.00	4,176,375
5,000		4.700%, 10/01/46, (UB)	10/32 at 100.00	5,052,227
		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2021-134A:
5,000		1.850%, 4/01/36	10/29 at 100.00	3,791,953
3,650		2.050%, 4/01/41	10/29 at 100.00	2,581,911
2,505		2.100%, 10/01/43	10/29 at 100.00	1,714,628
		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2021-135A:
5,295		2.250%, 10/01/41	10/30 at 100.00	3,877,202
6,855		2.375%, 10/01/46	10/30 at 100.00	4,779,849
7,705		2.500%, 10/01/50	10/30 at 100.00	5,137,954
		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2021-137:
5,240		2.450%, 10/01/41	4/31 at 100.00	3,960,931
6,545		2.600%, 4/01/46	4/31 at 100.00	4,848,110
3,335		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2022-138A, 3.000%, 4/01/42	10/31 at 100.00	2,818,241
8,500		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2022-1394A, 4.150%, 10/01/42	4/32 at 100.00	8,448,987
2,480		Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2022-140A, 4.450%, 10/01/47	4/32 at 100.00	2,458,905
10,000	(e)	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Social Series 2023-142A, 4.900%, 10/01/46, (UB)	10/32 at 100.00	10,347,206
		TOTAL HOUSING/SINGLE FAMILY		116,938,857

		INDUSTRIALS - 2.5% (1.5% of Total Investments)
500	(d),(f),(g)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-1, 10.000%, 12/01/40	6/30 at 100.00	50
500	(d),(f),(g)	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project, Series 2020A-2, 10.000%, 12/01/40, (AMT)	6/30 at 100.00	50
6,455		Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44, (AMT)	11/24 at 100.00	6,463,511
4,500		Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2011, 4.250%, 7/01/41, (AMT), (Mandatory Put 7/01/27)	No Opt. Call	4,529,585
1,500		Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2013, 4.250%, 8/01/45, (AMT), (Mandatory Put 11/01/24)	No Opt. Call	1,500,034
		TOTAL INDUSTRIALS		12,493,230

NQP	Nuveen Pennsylvania Quality Municipal Income Fund (continued)
Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		LONG-TERM CARE - 7.9% (4.7% of Total Investments)
		Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities Revenue Bonds, Highlands at Wyomissing, Series 2017A:
$ 940		5.000%, 5/15/37	5/27 at 100.00	$955,347
1,160		5.000%, 5/15/47	5/27 at 100.00	1,162,526
230		Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A, 5.000%, 12/01/35	12/25 at 100.00	186,959
1,760		Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2019, 5.000%, 12/01/51	12/25 at 103.00	1,127,047
		Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2021A:
3,910		4.000%, 12/01/40	12/28 at 103.00	2,498,708
2,000		4.000%, 12/01/51	12/28 at 103.00	1,067,431
3,005		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Asbury Pennsylvania Obligated Group, Refunding Series 2019, 5.000%, 1/01/45	1/25 at 104.00	2,815,272
		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
1,585		4.000%, 1/01/33	1/25 at 100.00	1,567,231
2,850		5.000%, 1/01/38	1/25 at 100.00	2,853,595
		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2016:
985		5.000%, 1/01/28	1/26 at 100.00	994,763
1,815		5.000%, 1/01/29	1/26 at 100.00	1,834,158
735		5.000%, 1/01/30	1/26 at 100.00	742,948
300		3.250%, 1/01/36	1/26 at 100.00	273,998
1,405		3.250%, 1/01/39	1/26 at 100.00	1,230,459
		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2019A:
690		4.125%, 1/01/38	1/29 at 100.00	673,024
200		5.000%, 1/01/39	1/29 at 100.00	204,433
650		Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35	5/25 at 100.00	655,564
		Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc., Series 2020:
975		5.000%, 3/01/40	3/27 at 102.00	900,658
715		5.000%, 3/01/50	3/27 at 102.00	613,928
1,500		Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes Retirement Community Project, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	1,505,086
		Lancaster Industrial Development Authority, Pennsylvania, Health Center Revenue Bonds, Landis Homes Retirement Community Project, Refunding Series 2021:
875		4.000%, 7/01/51	7/26 at 103.00	776,007
1,400		4.000%, 7/01/56	7/26 at 103.00	1,207,947
5,000		Maxatawny Township Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2022A, 4.500%, 1/01/45	1/32 at 100.00	4,837,883
1,000	(c)	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc. Obligated Group, Series 2023A, 5.250%, 11/15/53	11/30 at 100.00	1,037,924
		Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds, Morningstar Senior Living, Inc., Series 2019:
1,845		5.000%, 11/01/44	11/26 at 103.00	1,712,101
1,000		5.000%, 11/01/49	11/26 at 103.00	903,272
		Pennsylvania Economic Development Finance Authority, Revenue Bonds, Presbyterian Senior Living Project, Series 2023B-2:
500		5.000%, 7/01/42	7/29 at 103.00	530,188
1,250		5.250%, 7/01/46	7/29 at 103.00	1,334,137

Principal Amount (000)	Description (a)	Optional Call Provisions (b)	Value

	LONG-TERM CARE (continued)
	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Refunding Bonds, Series 2021:
$ 2,215	4.000%, 5/15/41	5/28 at 103.00	$1,865,628
2,785	4.000%, 5/15/47	5/28 at 103.00	2,159,484
	TOTAL LONG-TERM CARE		40,227,706

	TAX OBLIGATION/GENERAL - 23.6% (14.2% of Total Investments)
840	Adams County, Pennsylvania, General Obligation Bonds, Series 2017B, 2.500%, 11/15/29	11/25 at 100.00	802,844
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-74:
1,750	5.000%, 12/01/32	12/24 at 100.00	1,758,024
1,285	5.000%, 12/01/34	12/24 at 100.00	1,290,796
1,010	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2018C-77, 5.000%, 11/01/43	11/28 at 100.00	1,063,135
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2024C-80:
1,845	5.000%, 12/01/41 , (WI/DD)	12/32 at 100.00	2,044,069
2,305	5.000%, 12/01/42 , (WI/DD)	12/32 at 100.00	2,543,225
4,705	5.000%, 12/01/49 , (WI/DD)	12/32 at 100.00	5,093,059
1,895	5.000%, 12/01/54 , (WI/DD)	12/32 at 100.00	2,041,527
	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2016:
1,500	4.000%, 8/01/31	8/26 at 100.00	1,528,850
305	4.000%, 8/01/33	8/26 at 100.00	310,600
1,000	Bristol Township School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2023, 4.125%, 6/01/40 - BAM Insured Canon-McMillan School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2014D:	6/31 at 100.00	1,024,067
4,200	5.000%, 12/15/37	12/24 at 100.00	4,216,617
1,100	5.000%, 12/15/39	12/24 at 100.00	1,104,133
2,900	Colonial School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2020, 5.000%, 2/15/44	2/27 at 100.00	2,995,736
2,235	Cumberland Valley School District, Cumberland County, Pennsylvania, General Obligation Bonds, Series 2023A, 5.000%, 11/15/47 - AGM Insured	11/32 at 100.00	2,401,809
	Delaware County, Pennsylvania, General Obligation Bonds, Series 2024:
1,265	5.000%, 8/01/46	8/32 at 100.00	1,377,734
1,265	5.000%, 8/01/48	8/32 at 100.00	1,370,988
7,465	Erie City School District, Erie County, Pennsylvania, General Obligation Bonds, Series 2000, 0.000%, 9/01/30 - AMBAC Insured	No Opt. Call	6,001,546
	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2021:
1,010	3.000%, 10/15/33 - BAM Insured	10/31 at 100.00	956,534
425	3.000%, 10/15/35 - BAM Insured	10/31 at 100.00	392,729
5,750	Hempfield Area School District, Westmoreland County, Pennsylvania, General Obligation Bonds, Series 2022A, 5.000%, 3/15/48 - AGM Insured	3/32 at 100.00	6,163,974
1,140	Kennett Consolidated School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2024, 5.000%, 2/15/51	2/32 at 100.00	1,220,182
2,200	Lancaster County, Pennsylvania, General Obligation Bonds, Series 2024, 5.000%, 11/01/37	11/31 at 100.00	2,442,600
1,125	Lancaster, Pennsylvania, General Obligation Bonds, Series 2016, 5.000%, 11/01/27 - AGM Insured	5/26 at 100.00	1,159,527
1,260	Muhlenberg School District, Berks County, Pennsylvania, General Obligation Bonds, Series 202, 5.000%, 5/15/49	5/32 at 100.00	1,341,461
	North Allegheny School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2015:
5,000	5.000%, 5/01/31	5/25 at 100.00	5,071,662
4,000	5.000%, 5/01/32	5/25 at 100.00	4,056,273
2,875	5.000%, 5/01/33	5/25 at 100.00	2,915,257

NQP	Nuveen Pennsylvania Quality Municipal Income Fund (continued)
Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		TAX OBLIGATION/GENERAL (continued)
		Penn Manor School District, Lancaster County, Pennsylvania, General Obligation Bonds, Series 2019A:
$ 1,000		4.000%, 3/01/35	9/27 at 100.00	$1,017,202
1,000		4.000%, 3/01/36	9/27 at 100.00	1,016,314
630		Pennsbury School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2024, 5.000%, 8/01/44	8/32 at 100.00	685,425
3,925		Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 - NPFG Insured	No Opt. Call	4,443,402
10,000	(e)	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2023A, 5.500%, 9/01/48, (UB)	9/33 at 100.00	11,216,065
1,000		Pittsburgh, Pennsylvania, General Obligation Bonds, Capital Improvement Series 2024, 5.000%, 9/01/43	9/32 at 100.00	1,101,111
2,875		Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2022, 5.000%, 9/01/39	9/30 at 100.00	3,107,090
11,440		Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 - NPFG Insured	No Opt. Call	8,505,235
21,000	(e)	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.500%, 6/01/28 - AGM Insured, (UB)	No Opt. Call	22,932,745
125		The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A, 5.000%, 11/15/28	9/24 at 100.00	125,054
1,000		Tredyffrin-Easttown School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2024, 5.000%, 2/15/43	2/32 at 100.00	1,101,916
		TOTAL TAX OBLIGATION/GENERAL		119,940,517

		TAX OBLIGATION/LIMITED - 11.5% (6.9% of Total Investments)
185	(d)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, 615 Waterfront Project, Senior Series 2021, 6.000%, 5/01/42	5/31 at 100.00	195,873
155	(d)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/33	5/28 at 100.00	158,838
1,115	(d)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42	5/27 at 100.00	1,118,726
1,415	(d)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Neuweiler Lofts Project, Series 2023, 6.250%, 5/01/42	5/33 at 100.00	1,432,583
450	(d)	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Waterfront-30 E Allen Street Project, Senior Series 2024A, 5.250%, 5/01/42	5/31 at 103.00	458,784
		Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018:
1,500		5.000%, 6/01/31	6/28 at 100.00	1,603,753
2,395		4.000%, 6/01/39 - AGM Insured	6/28 at 100.00	2,407,690
7,215	(e)	4.000%, 6/01/39 - AGM Insured, (UB)	6/28 at 100.00	7,253,230
1,290	(d)	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	9/24 at 100.00	1,289,942
1,100		Montgomery County Redevelopment Authority, Pennsylvania, Special Obligation Revenue Bonds, River Pointe Project Series 2023, 6.500%, 9/01/43	9/33 at 100.00	1,134,174
		Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds, Subordinate Series 2014A:
2,650		4.750%, 12/01/37	12/26 at 100.00	2,718,618
4,000		4.900%, 12/01/44	12/26 at 100.00	4,082,998
6,035		Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2021A, 4.000%, 12/01/51	12/31 at 100.00	5,784,639
1,125		Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Series 2018A, 5.250%, 12/01/44	12/28 at 100.00	1,191,717
1,245		Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Subordinate Series 2018B, 5.000%, 12/01/48	12/28 at 100.00	1,297,552

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		TAX OBLIGATION/LIMITED (continued)
$ 5,530		Philadelphia Authority For Industrial Development, Pennsylvania, City Agreement Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/30	12/25 at 100.00	$5,656,097
		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,137		4.750%, 7/01/53	7/28 at 100.00	1,128,472
1,935		5.000%, 7/01/58	7/28 at 100.00	1,943,558
		Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
2,018		4.329%, 7/01/40	7/28 at 100.00	1,995,784
807		4.329%, 7/01/40	7/28 at 100.00	798,116
3,319		4.784%, 7/01/58	7/28 at 100.00	3,284,183
10,000	(e)	Southeastern Pennsylvania Transportation Authority, Revenue Bonds, Asset Improvement Series 2022, 5.250%, 6/01/52, (UB)	6/32 at 100.00	10,882,920
825	(c)	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2018, 5.000%, 7/01/35	1/28 at 100.00	828,841
		TOTAL TAX OBLIGATION/LIMITED		58,647,088

		TRANSPORTATION - 16.2% (9.8% of Total Investments)
1,760		Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds, Pittsburgh International Airport, Series 2021A, 5.000%, 1/01/51, (AMT)	1/31 at 100.00	1,813,434
8,020	(e)	Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds, Pittsburgh International Airport, Series 2021B, 5.000%, 1/01/56, (UB)	1/31 at 100.00	8,407,769
10,000	(e)	Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds, Pittsburgh International Airport, Series 2023A, 5.500%, 1/01/53 - AGM Insured, (AMT), (UB)	1/33 at 100.00	10,880,352
1,350		Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A, 5.000%, 1/01/39	1/29 at 100.00	1,450,663
12,170		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 6.375%, 12/01/38	12/27 at 100.00	13,260,881
3,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, First Series 2024, 5.000%, 12/01/43 , (WI/DD)	12/34 at 100.00	3,360,521
820		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2, 5.000%, 6/01/39	6/26 at 100.00	836,696
3,000		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C, 5.000%, 12/01/44	12/24 at 100.00	3,007,702
8,735		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	8,840,209
		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2022B:
1,215	(e)	5.250%, 12/01/47, (UB)	12/32 at 100.00	1,334,352
2,365	(e)	5.250%, 12/01/52, (UB)	12/32 at 100.00	2,573,090
12,000	(e)	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2023A, 5.000%, 12/01/53, (UB)	12/33 at 100.00	12,963,695
2,005		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 - AGM Insured	6/26 at 100.00	2,115,883
		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2017B-1:
1,435		5.000%, 6/01/31	6/27 at 100.00	1,503,405
1,430		5.000%, 6/01/33	6/27 at 100.00	1,495,317
1,100		Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A, 4.000%, 12/01/50	12/30 at 100.00	1,036,210
585		Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017A, 3.000%, 7/01/34 - AGM Insured	7/27 at 100.00	550,402
1,490		Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%, 7/01/47, (AMT)	7/27 at 100.00	1,507,983
1,225		Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2020A, 4.000%, 7/01/35	7/30 at 100.00	1,258,429
1,470		Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2020C, 4.000%, 7/01/50, (AMT)	7/30 at 100.00	1,372,532

NQP	Nuveen Pennsylvania Quality Municipal Income Fund (continued)
Portfolio of Investments August 31, 2024

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		TRANSPORTATION (continued)
		Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Parking Revenue Bonds, Series 2017:
$ 1,000		5.000%, 12/15/30	12/27 at 100.00	$1,050,102
550		5.000%, 12/15/34	12/27 at 100.00	575,595
1,000		5.000%, 12/15/36	12/27 at 100.00	1,044,243
250		5.000%, 12/15/37	12/27 at 100.00	260,649
		TOTAL TRANSPORTATION		82,500,114

		U.S. GUARANTEED - 6.1% (3.7% of Total Investments) (h)
		Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities Revenue Bonds, The Highlands at Wyomissing, Series 2018:
1,000		5.000%, 5/15/43, (Pre-refunded 5/15/25)	5/25 at 102.00	1,033,386
400		5.000%, 5/15/48, (Pre-refunded 5/15/25)	5/25 at 102.00	413,354
		Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2016A:
805		5.000%, 11/15/41, (Pre-refunded 11/15/25)	11/25 at 100.00	826,580
2,985		5.000%, 11/15/46, (Pre-refunded 11/15/25)	11/25 at 100.00	3,065,021
		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
2,170		4.000%, 1/01/33, (Pre-refunded 1/01/25)	1/25 at 100.00	2,176,521
625		4.000%, 1/01/33, (Pre-refunded 1/01/25)	1/25 at 100.00	626,878
2,330		5.000%, 1/01/38, (Pre-refunded 1/01/25)	1/25 at 100.00	2,344,523
560		5.000%, 1/01/38, (Pre-refunded 1/01/25)	1/25 at 100.00	563,491
		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2016:
610		3.250%, 1/01/39, (Pre-refunded 1/01/26)	1/26 at 100.00	612,105
		Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2019A:
1,075		5.000%, 1/01/39, (Pre-refunded 1/01/29)	1/29 at 100.00	1,167,135
135		5.000%, 1/01/39, (Pre-refunded 1/01/29)	1/29 at 100.00	146,570
		Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2016A:
430		5.000%, 7/01/41, (Pre-refunded 7/01/26)	7/26 at 100.00	447,343
		Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2019A:
120		4.000%, 7/01/45, (Pre-refunded 7/01/29)	7/29 at 100.00	126,567
150		5.000%, 7/01/49, (Pre-refunded 7/01/29)	7/29 at 100.00	164,940
1,900		East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc - Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47, (Pre-refunded 7/01/25)	7/25 at 100.00	1,932,187
9,000		Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45, (Pre-refunded 1/15/25)	1/25 at 100.00	9,075,971
		Pennsbury School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2016A:
1,000		5.000%, 10/01/33, (Pre-refunded 4/01/25)	4/25 at 100.00	1,012,655
1,860		5.000%, 10/01/34, (Pre-refunded 4/01/25)	4/25 at 100.00	1,883,539
2,045		5.000%, 10/01/35, (Pre-refunded 4/01/25)	4/25 at 100.00	2,070,880
		Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, University of the Arts, Series 2017:
140	(d),(f)	5.000%, 3/15/45, (Pre-refunded 3/15/28)	3/28 at 100.00	151,380
1,335		Saint Mary Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Trinity Health Credit Group, Refunding Series 2019PA, 5.000%, 12/01/48, (Pre-refunded 12/01/28)	12/28 at 100.00	1,466,965
		TOTAL U.S. GUARANTEED		31,307,991

		UTILITIES - 18.6% (11.2% of Total Investments)
		Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2015:
3,325		5.000%, 12/01/40	12/25 at 100.00	3,384,892
3,320		5.000%, 12/01/45	12/25 at 100.00	3,368,044
1,000		Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2018, 5.000%, 6/01/43	6/28 at 100.00	1,045,250

Principal Amount (000)		Description (a)	Optional Call Provisions (b)	Value

		UTILITIES (continued)
$ 4,165	(e)	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2022, 5.000%, 6/01/53, (UB)	6/32 at 100.00	$4,413,812
6,500	(c)	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.750%, 1/01/35, (Mandatory Put 7/01/33)	No Opt. Call	6,898,051
2,000		Bethel Park Municipal Authority, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2020B, 3.000%, 9/01/47	9/30 at 100.00	1,577,197
		Bucks County Water and Sewer Authority, Pennsylvania, Sewer System Revenue Bonds, Series 2022A, 4.250%, 12/01/47 - AGM Insured, (UB)
7,000	(e)	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewer Revenue Bonds, Series 2015:	12/32 at 100.00	6,986,995
1,110		5.000%, 5/01/40	5/25 at 100.00	1,121,600
855		4.000%, 5/01/45	5/25 at 100.00	847,537
		Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Capital Appreciation Series 2013B:
7,295		0.000%, 12/01/34	No Opt. Call	4,858,097
4,420		0.000%, 12/01/35	No Opt. Call	2,801,451
2,000		Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2024, 4.000%, 12/01/46 - BAM Insured	6/34 at 100.00	1,953,805
295		Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39, (AMT), (Mandatory Put 12/03/29)	12/29 at 100.00	268,900
3,940		Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, York Water Company Project, Refunding Series 2019A, 3.000%, 10/01/36, (AMT)	10/29 at 100.00	3,626,468
3,400		Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, York Water Company Project, Refunding Series 2019B, 3.100%, 11/01/38, (AMT)	11/29 at 100.00	3,092,118
10,500		Pennsylvania Economic Development Financing Authority, Revenue Bonds, Pennsylvania-American Water Company, Refunding Series 2019, 3.000%, 4/01/39	10/29 at 100.00	9,273,348
2,000		Philadelphia Gas Works, Pennsylvania, Revenue Bonds, 1998 General Ordinance, Fifteenth Series 2017, 5.000%, 8/01/37	8/27 at 100.00	2,076,518
700		Philadelphia Gas Works, Pennsylvania, Revenue Bonds, 1998 General Ordinance, Sixteenth Series 2020A, 5.000%, 8/01/50 - AGM Insured	8/30 at 100.00	740,970
		Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2018A:
5,000		5.000%, 10/01/48	10/28 at 100.00	5,209,844
6,175		5.000%, 10/01/53	10/28 at 100.00	6,432,493
4,695		Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2022C, 5.500%, 6/01/47	6/32 at 100.00	5,265,603
12,000		Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2023B, 4.500%, 9/01/48 - AGM Insured, (UB)	9/33 at 100.00	12,253,742
		Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue Bonds, First Lien Series 2023A:
3,250		5.000%, 9/01/48 - AGM Insured	9/33 at 100.00	3,507,498
2,630		4.250%, 9/01/53 - AGM Insured	9/33 at 100.00	2,619,711
1,000		Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds, Refunding Series 2020, 2.450%, 8/15/37 - AGM Insured	8/28 at 100.00	840,247
		TOTAL UTILITIES		94,464,191

		TOTAL MUNICIPAL BONDS (cost $824,634,099)		799,913,850

Shares		Description (a)		Value

		COMMON STOCKS - 8.5% (5.1% of Total Investments)

		UTILITIES - 8.5% (5.1% of Total Investments)
17,221	(g),(i),(j)	Vistra Vision LLC		$43,225,016
		TOTAL UTILITIES		43,225,016

		TOTAL COMMON STOCKS (cost $16,839,773)		43,225,016

NQP	Nuveen Pennsylvania Quality Municipal Income Fund (continued)
Portfolio of Investments August 31, 2024

Principal Amount (000)		Description	Coupon (k)	Reference Rate (k)	Spread (k)	Maturity (l)	Value
		VARIABLE RATE SENIOR LOAN INTERESTS - 0.1% (0.1% of Total Investments)

		CAPITAL GOODS - 0.0% (0.0% of Total Investments)
$ 64	(f),(g)	KDC Agribusiness Fairless Hills LLC	12.000%	N/A	N/A	09/17/24	$7
		TOTAL CAPITAL GOODS					7

		CONSUMER SERVICES - 0.1% (0.1% of Total Investments)
686	(g)	University of the Art, Term Loan	12.380%	N/A	N/A	09/16/24	686,131
		TOTAL CONSUMER SERVICES					686,131
		TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (cost $699,203)					686,138
		TOTAL LONG-TERM INVESTMENTS (cost $842,173,075)					843,825,004
Principal Amount (000)		Description (a)				Optional Call Provisions (b)	Value
		SHORT-TERM INVESTMENTS - 0.3% (0.2% of Total Investments)

		MUNICIPAL BONDS - 0.3% (0.2% of Total Investments)

		HEALTH CARE - 0.3% (0.2% of Total Investments)
$ 1,400	(m)	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Luke's University Health Network Project, Series 2024B, 3.800%, 8/15/54				9/24 at 100.00	$1,400,000
		TOTAL HEALTH CARE					1,400,000

		TOTAL Municipal Bonds (cost $1,400,000)					1,400,000

		TOTAL SHORT-TERM INVESTMENTS (cost $1,400,000)					1,400,000

		TOTAL INVESTMENTS (cost $843,573,075) - 166.1%					845,225,004

		FLOATING RATE OBLIGATIONS - (21.3)%					(108,590,000)

		VRDP SHARES, NET - (42.6)% (n)					(216,871,770)

		OTHER ASSETS & LIABILITIES, NET - (2.2)%					(11,049,989)

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%					$508,713,245

Investments in Derivatives

Total Return Swaps - OTC Uncleared

Counterparty	Pay/ Receive (o)	Underlying Reference	Units	Fund Pay/Receive Floating Rate	Floating Rate	Payment Frequency	Maturity Date	Notional Amount	Unrealized Appreciation (Depreciation)(p)
Bank of America, N.A.	Pay	MLNVUTES Index (q)	(19,719)	Receive	SOFR minus 0.50%	Maturity Date	2/9/26	$(2,005,422)	$(126,802)
Bank of America, N.A.	Pay	MLNVUTES Index (q)	(22,039)	Receive	SOFR minus 0.50%	Maturity Date	2/9/26	(2,241,366)	(98,106)
Bank of America, N.A.	Pay	MLNVUTES Index (q)	(19,719)	Receive	SOFR minus 0.50%	Maturity Date	2/9/26	(2,005,422)	(86,961)
Bank of America, N.A.	Pay	MLNVUTES Index (q)	(19,719)	Receive	SOFR minus 0.50%	Maturity Date	2/9/26	(2,005,422)	(89,527)
Bank of America, N.A.	Pay	MLNVUTES Index (q)	(19,719)	Receive	SOFR minus 0.50%	Maturity Date	2/9/26	(2,005,422)	(61,345)
Bank of America, N.A.	Pay	MLNVUTES Index (q)	(19,719)	Receive	SOFR minus 0.50%	Maturity Date	2/9/26	(2,005,422)	(69,527)
Bank of America, N.A.	Pay	MLNVUTES Index (q)	(19,719)	Receive	SOFR minus 0.50%	Maturity Date	2/9/26	(2,005,422)	(45,833)
Bank of America, N.A.	Pay	MLNVUTES Index (q)	(19,719)	Receive	SOFR minus 0.50%	Maturity Date	2/9/26	(2,005,422)	(54,341)
Bank of America, N.A.	Pay	MLNVUTES Index (q)	(19,719)	Receive	SOFR minus 0.50%	Maturity Date	2/9/26	(2,005,422)	(50,453)
Goldman Sachs International	Pay	GSCBVSTR Index (r)	(10,857)	Receive	SOFR minus 0.50%	Maturity Date	2/23/26	(1,016,294)	(24,690)
Goldman Sachs International	Pay	GSCBVSTR Index (r)	(13,398)	Receive	SOFR minus 0.50%	Maturity Date	2/23/26	(1,254,151)	(8,203)
Goldman Sachs International	Pay	GSCBVSTR Index (r)	(10,395)	Receive	SOFR minus 0.50%	Maturity Date	2/23/26	(973,048)	(2,420)
Goldman Sachs International	Pay	GSCBVSTR Index (r)	(19,635)	Receive	SOFR minus 0.50%	Maturity Date	2/23/26	(1,837,979)	13,251
Goldman Sachs International	Pay	GSCBVSTR Index (r)	(13,398)	Receive	SOFR minus 0.50%	Maturity Date	2/23/26	(1,254,151)	7,984
Goldman Sachs International	Pay	GSCBVSTR Index (r)	(23,100)	Receive	SOFR minus 0.50%	Maturity Date	2/23/26	(2,162,329)	1,196
Goldman Sachs International	Pay	GSCBVSTR Index (r)	(21,945)	Receive	SOFR minus 0.50%	Maturity Date	2/23/26	(2,054,212)	(18,921)

Goldman Sachs International	Pay	GSCBVSTR Index (r)	(23,562)	Receive	SOFR minus 0.50%	Maturity Date	2/23/26	(2,205,575)	(10,578)
Toronto-Dominion Bank	Pay	TDCENRGY Index (s)	(17,217)	Receive	SOFR minus 0.60%	Maturity Date	3/9/26	(1,744,114)	1,156
Total								$(32,786,595)	$(724,120)

(a)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(b)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(c)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $8,528,552 or 1.0% of Total Investments.

(e)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(f)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(g)	For fair value measurement disclosure purposes, investment classified as Level 3.
(h)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(i)

On March 1, 2024, Vistra Corp. (“Vistra”) completed its acquisition of Energy Harbor Corp (“ENGH”). ENGH was merged into a newly formed subsidiary of Vistra, Vistra Vision. In connection with the transaction, holders of ENGH common stock received a combination of cash and membership interests in Vistra Vision. These Vistra Vision interests were issued in a private transaction and may have reduced secondary market liquidity. On September 18, 2024, Vistra and Nuveen agreed to terms for the sale of the Vistra Vision interest. In exchange for its membership interest in Vistra Vision, Nuveen will receive a series of cash payments from Vistra through December 31, 2026.

(j)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(k)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the Secured Overnight Financing Rate (“SOFR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(l)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(m)

Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(n)	VRDP Shares, Net as a percentage of Total Investments is 25.7%.

(o)

Receive represents that the Fund receives payments for any positive net return on the underlying reference and makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference and makes payments for any positive net return on such underlying reference.

(p)	The unrealized appreciation/depreciation on the total return swap contracts is equal to their market value.
(q)	The following table represents the individual positions within each Bank of America, N.A. total return swaps:

Description	Shares	Value	% of Index
COMMON STOCKS
AES Corp/The	(18,440)	$(315,872)	15.8%
Atlantica Sustainable Infrastructure PLC	(2,452)	(53,486)	2.7%
Brookfield Renewable Corp	(1,276)	(36,365)	1.8%
Clearway Energy Inc	(654)	(18,948)	0.9%
Constellation Energy Corp	(2,777)	(546,219)	27.2%
NextEra Energy Inc	(1,141)	(91,879)	4.6%
Northland Power Inc	(2,130)	(43,946)	2.2%
Public Service Enterprise Group Inc	(3,980)	(321,374)	16.0%
Vistra Corp	(6,758)	(577,333)	28.8%
Total		$(2,005,422)	100%

Description	Shares	Value	% of Index
COMMON STOCKS
AES Corp/The	(20,609)	$(353,036)	15.8%
Atlantica Sustainable Infrastructure PLC	(2,741)	(59,779)	2.7%
Brookfield Renewable Corp	(1,427)	(40,643)	1.8%
Clearway Energy Inc	(731)	(21,177)	0.9%
Constellation Energy Corp	(3,104)	(610,483)	27.2%
NextEra Energy Inc	(1,275)	(102,689)	4.6%
Northland Power Inc	(2,381)	(49,116)	2.2%
Public Service Enterprise Group Inc	(4,448)	(359,185)	16.0%
Vistra Corp	(7,553)	(645,259)	28.8%
Total		$(2,241,366)	100%

Description	Shares	Value	% of Index
COMMON STOCKS
AES Corp/The	(18,440)	$(315,872)	15.8%
Atlantica Sustainable Infrastructure PLC	(2,452)	(53,486)	2.7%

NQP	Nuveen Pennsylvania Quality Municipal Income Fund (continued)
Portfolio of Investments August 31, 2024

Brookfield Renewable Corp	(1,276)	(36,365)	1.8%
Clearway Energy Inc	(654)	(18,948)	0.9%
Constellation Energy Corp	(2,777)	(546,219)	27.2%
NextEra Energy Inc	(1,141)	(91,879)	4.6%
Northland Power Inc	(2,130)	(43,946)	2.2%
Public Service Enterprise Group Inc	(3,980)	(321,374)	16.0%
Vistra Corp	(6,758)	(577,333)	28.8%
Total		$(2,005,422)	100%

Description	Shares	Value	% of Index
COMMON STOCKS
AES Corp/The	(18,440)	$(315,872)	15.8%
Atlantica Sustainable Infrastructure PLC	(2,452)	(53,486)	2.7%
Brookfield Renewable Corp	(1,276)	(36,365)	1.8%
Clearway Energy Inc	(654)	(18,948)	0.9%
Constellation Energy Corp	(2,777)	(546,219)	27.2%
NextEra Energy Inc	(1,141)	(91,879)	4.6%
Northland Power Inc	(2,130)	(43,946)	2.2%
Public Service Enterprise Group Inc	(3,980)	(321,374)	16.0%
Vistra Corp	(6,758)	(577,333)	28.8%
Total		$(2,005,422)	100%

Description	Shares	Value	% of Index
COMMON STOCKS
AES Corp/The	(18,440)	$(315,872)	15.8%
Atlantica Sustainable Infrastructure PLC	(2,452)	(53,486)	2.7%
Brookfield Renewable Corp	(1,276)	(36,365)	1.8%
Clearway Energy Inc	(654)	(18,948)	0.9%
Constellation Energy Corp	(2,777)	(546,219)	27.2%
NextEra Energy Inc	(1,141)	(91,879)	4.6%
Northland Power Inc	(2,130)	(43,946)	2.2%
Public Service Enterprise Group Inc	(3,980)	(321,374)	16.0%
Vistra Corp	(6,758)	(577,333)	28.8%
Total		(2,005,422)	100%

Description	Shares	Value	% of Index
COMMON STOCKS
AES Corp/The	(18,440)	$(315,872)	15.8%
Atlantica Sustainable Infrastructure PLC	(2,452)	(53,486)	2.7%
Brookfield Renewable Corp	(1,276)	(36,365)	1.8%
Clearway Energy Inc	(654)	(18,948)	0.9%
Constellation Energy Corp	(2,777)	(546,219)	27.2%
NextEra Energy Inc	(1,141)	(91,879)	4.6%
Northland Power Inc	(2,130)	(43,946)	2.2%
Public Service Enterprise Group Inc	(3,980)	(321,374)	16.0%
Vistra Corp	(6,758)	(577,333)	28.8%
Total		$(2,005,422)	100%

Description	Shares	Value	% of Index
COMMON STOCKS
AES Corp/The	(18,440)	$(315,872)	15.8%
Atlantica Sustainable Infrastructure PLC	(2,452)	(53,486)	2.7%
Brookfield Renewable Corp	(1,276)	(36,365)	1.8%
Clearway Energy Inc	(654)	(18,948)	0.9%
Constellation Energy Corp	(2,777)	(546,219)	27.2%
NextEra Energy Inc	(1,141)	(91,879)	4.6%
Northland Power Inc	(2,130)	(43,946)	2.2%
Public Service Enterprise Group Inc	(3,980)	(321,374)	16.0%
Vistra Corp	(6,758)	(577,333)	28.8%
Total		$(2,005,422)	100%

Description	Shares	Value	% of Index
COMMON STOCKS
AES Corp/The	(18,440)	$(315,872)	15.8%
Atlantica Sustainable Infrastructure PLC	(2,452)	(53,486)	2.7%
Brookfield Renewable Corp	(1,276)	(36,365)	1.8%
Clearway Energy Inc	(654)	(18,948)	0.9%
Constellation Energy Corp	(2,777)	(546,219)	27.2%
NextEra Energy Inc	(1,141)	(91,879)	4.6%
Northland Power Inc	(2,130)	(43,946)	2.2%
Public Service Enterprise Group Inc	(3,980)	(321,374)	16.0%
Vistra Corp	(6,758)	(577,333)	28.8%
Total		$(2,005,422)	100%

Description	Shares	Value	% of Index
COMMON STOCKS
AES Corp/The	(18,440)	$(315,872)	15.8%
Atlantica Sustainable Infrastructure PLC	(2,452)	(53,486)	2.7%
Brookfield Renewable Corp	(1,276)	(36,365)	1.8%
Clearway Energy Inc	(654)	(18,948)	0.9%
Constellation Energy Corp	(2,777)	(546,219)	27.2%
NextEra Energy Inc	(1,141)	(91,879)	4.6%
Northland Power Inc	(2,130)	(43,946)	2.2%
Public Service Enterprise Group Inc	(3,980)	(321,374)	16.0%
Vistra Corp	(6,758)	(577,333)	28.8%
Total		$(2,005,422)	100%

(r)	The following table represents the individual positions within each Goldman Sachs International total return swaps:

Description	Shares	Value	% of Index
COMMON STOCKS
AES Corp/The	(9,378)	$(160,638)	15.8%
Atlantica Sustainable Infrastructure PLC	(1,319)	(28,770)	2.8%
Brookfield Renewable Corp	(687)	(19,559)	1.9%
Clearway Energy Inc	(171)	(4,959)	0.5%
Constellation Energy Corp	(1,393)	(274,086)	27.0%
Innergex Renewable Energy Inc	(570)	(5,188)	0.5%
NextEra Energy Inc	(591)	(47,554)	4.7%
Northland Power Inc	(1,183)	(24,400)	2.4%
Public Service Enterprise Group Inc	(2,067)	(166,918)	16.4%
Vistra Corp	(3,327)	(284,222)	28.0%
Total		$(1,016,294)	100%

Description	Shares	Value	% of Index
COMMON STOCKS
AES Corp/The	(11,572)	$(198,234)	15.8%
Atlantica Sustainable Infrastructure PLC	(1,628)	(35,504)	2.8%
Brookfield Renewable Corp	(847)	(24,137)	1.9%
Clearway Energy Inc	(211)	(6,120)	0.5%
Constellation Energy Corp	(1,720)	(338,234)	27.0%
Innergex Renewable Energy Inc	(704)	(6,402)	0.5%
NextEra Energy Inc	(729)	(58,684)	4.7%
Northland Power Inc	(1,460)	(30,110)	2.4%
Public Service Enterprise Group Inc	(2,551)	(205,984)	16.4%
Vistra Corp	(4,106)	(350,742)	28.0%
Total		$(1,254,151)	100%

Description	Shares	Value	% of Index
COMMON STOCKS
AES Corp/The	(8,979)	$(153,802)	15.8%
Atlantica Sustainable Infrastructure PLC	(1,263)	(27,546)	2.8%
Brookfield Renewable Corp	(657)	(18,727)	1.9%
Clearway Energy Inc	(164)	(4,748)	0.5%
Constellation Energy Corp	(1,334)	(262,423)	27.0%
Innergex Renewable Energy Inc	(546)	(4,967)	0.5%
NextEra Energy Inc	(566)	(45,530)	4.7%
Northland Power Inc	(1,132)	(23,361)	2.4%
Public Service Enterprise Group Inc	(1,979)	(159,815)	16.4%
Vistra Corp	(3,185)	(272,128)	28.0%
Total		$(973,048)	100%

Description	Shares	Value	% of Index
COMMON STOCKS
AES Corp/The	(16,959)	$(290,515)	15.8%
Atlantica Sustainable Infrastructure PLC	(2,386)	(52,031)	2.8%
Brookfield Renewable Corp	(1,242)	(35,373)	1.9%
Clearway Energy Inc	(310)	(8,969)	0.5%
Constellation Energy Corp	(2,520)	(495,688)	27.0%
Innergex Renewable Energy Inc	(1,031)	(9,382)	0.5%
NextEra Energy Inc	(1,068)	(86,002)	4.7%
Northland Power Inc	(2,139)	(44,127)	2.4%
Public Service Enterprise Group Inc	(3,738)	(301,873)	16.4%
Vistra Corp	(6,017)	(514,019)	28.0%
Total		$(1,837,979)	100%

Description	Shares	Value	% of Index
COMMON STOCKS
AES Corp/The	(11,572)	$(198,234)	15.8%
Atlantica Sustainable Infrastructure PLC	(1,628)	(35,504)	2.8%
Brookfield Renewable Corp	(847)	(24,137)	1.9%

NQP	Nuveen Pennsylvania Quality Municipal Income Fund (continued)
Portfolio of Investments August 31, 2024

Clearway Energy Inc	(211)	(6,120)	0.5%
Constellation Energy Corp	(1,720)	(338,234)	27.0%
Innergex Renewable Energy Inc	(704)	(6,402)	0.5%
NextEra Energy Inc	(729)	(58,684)	4.7%
Northland Power Inc	(1,460)	(30,110)	2.4%
Public Service Enterprise Group Inc	(2,551)	(205,984)	16.4%
Vistra Corp	(4,106)	(350,742)	28.0%
Total		$(1,254,151)	100%

Description	Shares	Value	% of Index
COMMON STOCKS
AES Corp/The	(19,952)	$(341,783)	15.8%
Atlantica Sustainable Infrastructure PLC	(2,807)	(61,213)	2.8%
Brookfield Renewable Corp	(1,461)	(41,615)	1.9%
Clearway Energy Inc	(364)	(10,552)	0.5%
Constellation Energy Corp	(2,965)	(583,162)	27.0%
Innergex Renewable Energy Inc	(1,213)	(11,038)	0.5%
NextEra Energy Inc	(1,257)	(101,179)	4.7%
Northland Power Inc	(2,516)	(51,914)	2.4%
Public Service Enterprise Group Inc	(4,398)	(355,144)	16.4%
Vistra Corp	(7,079)	(604,728)	28.0%
Total		$(2,162,329)	100%

Description	Shares	Value	% of Index
COMMON STOCKS
AES Corp/The	(18,955)	$(324,694)	15.8%
Atlantica Sustainable Infrastructure PLC	(2,666)	(58,152)	2.8%
Brookfield Renewable Corp	(1,388)	(39,534)	1.9%
Clearway Energy Inc	(346)	(10,024)	0.5%
Constellation Energy Corp	(2,816)	(554,004)	27.0%
Innergex Renewable Energy Inc	(1,152)	(10,486)	0.5%
NextEra Energy Inc	(1,194)	(96,120)	4.7%
Northland Power Inc	(2,391)	(49,318)	2.4%
Public Service Enterprise Group Inc	(4,178)	(337,387)	16.4%
Vistra Corp	(6,725)	(574,491)	28.0%
Total		$(2,054,212)	100%

Description	Shares	Value	% of Index
COMMON STOCKS
AES Corp/The	(20,351)	$(348,618)	15.8%
Atlantica Sustainable Infrastructure PLC	(2,863)	(62,437)	2.8%
Brookfield Renewable Corp	(1,490)	(42,447)	1.9%
Clearway Energy Inc	(372)	(10,763)	0.5%
Constellation Energy Corp	(3,024)	(594,825)	27.0%
Innergex Renewable Energy Inc	(1,237)	(11,259)	0.5%
NextEra Energy Inc	(1,282)	(103,202)	4.7%
Northland Power Inc	(2,567)	(52,952)	2.4%
Public Service Enterprise Group Inc	(4,486)	(362,247)	16.4%
Vistra Corp	(7,220)	(616,822)	28.0%
Total		$(2,205,575)	100%

(s)	The following table represents the individual positions within each Toronto-Dominion Bank total return swaps:

Description	Shares	Value	% of Index
COMMON STOCKS
AES Corp/The	(17,390)	$(297,892)	16.8%
Brookfield Renewable Corp	(1,246)	(35,500)	2.0%
Clearway Energy Inc	(307)	(8,888)	0.5%
Constellation Energy Corp	(2,498)	(491,288)	27.7%
Innergex Renewable Energy Inc	(1,074)	(9,775)	0.6%
NextEra Energy Inc	(1,065)	(85,707)	4.8%
Northland Power Inc	(2,331)	(48,096)	2.7%
Public Service Enterprise Group Inc	(3,786)	(305,698)	17.2%
Vistra Corp	(5,751)	(491,270)	27.7%
Total		$(1,774,114)	100%

AMT	Alternative Minimum Tax
N/A	Not Applicable.
UB

Underlying bond of an inverse floating rate trust reflected as a financing transaction. Inverse floating rate trust is a Recourse Trust unless otherwise noted. WI/DD  When-issued or delayed delivery security.

See Notes to Financial Statements

Statement of Assets and Liabilities

August 31, 2024	NAZ	NKX	NCA	NAC	NXJ	NRK
ASSETS
Long-term investments, at value†	$234,050,711	$1,049,458,426	$303,027,520	$3,038,953,504	$911,082,022	$1,692,032,073
Short-term investments, at value◇	3,505,000	–	4,000,000	6,500,000	24,000,000	16,235,000
Cash	–	1,219,078	2,276,254	–	–	–
Receivables:
Interest	2,134,533	11,314,177	3,061,539	33,217,568	9,730,590	19,626,972
Investments sold	5,040	1,353,659	396,119	11,569,522	13,697,930	2,753,955
Other	28,743	326,018	25,265	698,474	119,480	635,108

Total assets	239,724,027	1,063,671,358	312,786,697	3,090,939,068	958,630,022	1,731,283,108

LIABILITIES
Cash overdraft	2,135,426	–	–	6,468,502	11,030,861	654,173
Floating rate obligations	–	33,485,000	–	44,585,000	64,055,000	13,480,000
AMTP Shares, Net*	88,263,062	–	–	–	–	–
MFP Shares, Net**	–	140,047,670	–	274,916,437	–	79,617,707
VRDP Shares, Net***	–	255,716,963	–	905,470,524	312,772,200	582,278,277
Payables:
Management fees	119,951	521,974	126,464	1,452,972	453,942	837,233
Dividends	805,152	3,400,549	917,940	10,265,369	3,002,994	5,743,440
Interest	–	830,071	112	1,092,097	1,276,262	313,084
Investments purchased - when-issued/delayed-delivery settlement	2,183,990	–	–	–	2,102,786	–
Accrued expenses:
Custodian fees	25,248	100,687	24,971	205,521	63,878	93,099
Investor relations	434	5,123	4,681	16,542	9	9,153
Trustees fees	3,884	77,920	22,460	271,917	74,221	149,716
Professional fees	4,804	–	4,905	22,122	9,524	–
Shareholder reporting expenses	5,587	19,378	13,168	46,059	22,036	–
Shareholder servicing agent fees	2,440	1,105	1,397	4,018	–	4,382
Other	254	19,026	254	35,318	222	70,404

Total liabilities	93,550,232	434,225,466	1,116,352	1,244,852,398	394,863,935	683,250,668
Commitments and contingencies(1)

Net assets applicable to common shares	$146,173,795	$629,445,892	$311,670,345	$1,846,086,670	$563,766,087	$1,048,032,440

Common shares outstanding	11,590,366	47,520,333	33,108,196	144,722,058	41,232,935	87,235,304

Net asset value (“NAV”) per common share outstanding	$12.61	$13.25	$9.41	$12.76	$13.67	$12.01

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$115,904	$475,203	$331,082	$1,447,221	$412,329	$872,353
Paid-in capital	154,825,303	629,522,587	312,875,798	1,943,679,208	581,568,128	1,163,243,137
Total distributable earnings (loss)	(8,767,412)	(551,898)	(1,536,535)	(99,039,759)	(18,214,370)	(116,083,050)
Net assets applicable to common shares	$146,173,795	$629,445,892	$311,670,345	$1,846,086,670	$563,766,087	$1,048,032,440

Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	–	Unlimited	Unlimited	Unlimited

† Long-term investments, cost	$234,358,105	$1,014,438,588	$293,912,088	$2,975,368,178	$915,241,426	$1,642,609,152

◇ Short-term investments, cost	$3,505,000	$–	$4,000,000	$6,500,000	$24,000,000	$16,235,000

* AMTP Shares, liquidation preference	88,300,000	–	–	–	–	–

** MFP Shares, liquidation preference	–	140,400,000	–	275,000,000	–	80,000,000

*** VRDP Shares, liquidation preference	–	256,700,000	–	907,800,000	313,900,000	583,800,000

See Notes to Financial Statements

Statement of Assets and Liabilities (continued)

August 31, 2024	NNY	NAN	NQP
ASSETS
Long-term investments, at value†	$167,643,340	$623,805,945	$843,825,004
Short-term investments, at value◇	–	–	1,400,000
Cash	98,066	–	1,726,386
Receivables:
Interest	2,002,776	8,358,558	11,358,399
Investments sold	2,037,333	931,613	2,752,854
Other	7,108	158,670	94,602

Total assets	171,788,623	633,254,786	861,157,245

LIABILITIES
Cash overdraft	–	669,630	–
Floating rate obligations	–	28,840,000	108,590,000
Unrealized depreciation on total return swaps contracts	–	–	724,120
AMTP Shares, Net*	–	126,958,686	–
VRDP Shares, Net***	–	88,295,847	216,871,770
Payables:
Management fees	70,636	314,676	412,778
Dividends	494,459	2,052,016	2,679,343
Interest	–	725,852	2,479,048
Investments purchased - when-issued/delayed-delivery settlement	–	–	20,534,434
Accrued expenses:
Custodian fees	19,160	37,813	50,716
Investor relations	2,848	2,602	–
Trustees fees	2,768	44,217	67,488
Professional fees	3,846	7,308	7,840
Shareholder reporting expenses	5,701	10,184	23,228
Shareholder servicing agent fees	1,442	3,950	3,013
Other	254	254	222

Total liabilities	601,114	247,963,035	352,444,000
Commitments and contingencies(1)

Net assets applicable to common shares	$171,187,509	$385,291,751	$508,713,245

Common shares outstanding	18,886,052	30,836,332	37,217,802

Net asset value (“NAV”) per common share outstanding	$9.06	$12.49	$13.67

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$188,861	$308,363	$372,178
Paid-in capital	178,431,300	432,091,388	519,571,450
Total distributable earnings (loss)	(7,432,652)	(47,108,000)	(11,230,383)
Net assets applicable to common shares	$171,187,509	$385,291,751	$508,713,245

Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	–	Unlimited	Unlimited

† Long-term investments, cost	$164,297,485	$611,400,579	$842,173,075

◇ Short-term investments, cost	$–	$–	$1,400,000

* AMTP Shares, liquidation preference	–	127,000,000	–

*** VRDP Shares, liquidation preference	–	89,000,000	217,500,000

(1)	As disclosed in Notes to Financial Statements.

See Notes to Financial Statements

Statement of Operations

	NAZ		NKX		NCA
	Six Months Ended 8/31/24	Year Ended 2/29/24	Six Months Ended 8/31/24	Year Ended 2/29/24	Six Months Ended 8/31/24	Year Ended 2/29/24

INVESTMENT INCOME
Interest	$4,714,229	$9,489,571	$23,323,550	$46,541,076	$6,560,649	$13,178,868
Total investment income	4,714,229	9,489,571	23,323,550	46,541,076	6,560,649	13,178,868

EXPENSES
Management fees	709,484	1,420,644	3,088,563	6,065,972	748,344	1,484,881
Shareholder servicing agent fees	7,360	14,626	3,609	6,994	4,260	8,559
Interest expense and amortization of offering costs	1,915,639	3,915,093	8,053,334	15,661,228	1,861	4,999
Trustees fees	4,390	8,587	19,234	37,546	5,816	11,318
Custodian expenses, net	8,623	12,336	–	45,797	10,961	8,680
Excise tax liability expense	1,508	–	149	–	–	–
Investor relations expenses	10,066	11,775	33,614	46,265	7,664	14,718
Liquidity fees	–	–	959,670	2,002,535	–	–
Professional fees	48,353	52,545	84,459	83,688	48,578	57,714
Remarketing fees	–	–	336,331	667,493	–	–
Shareholder reporting expenses	12,788	15,138	23,616	32,000	17,945	23,526
Stock exchange listing fees	3,933	7,402	7,661	14,422	5,338	7,212
Other	9,790	37,006	72,807	106,343	7,278	11,207

Total expenses	2,731,934	5,495,152	12,683,047	24,770,283	858,045	1,632,814

Net investment income (loss)	1,982,295	3,994,419	10,640,503	21,770,793	5,702,604	11,546,054

REALIZED AND UNREALIZED GAIN (LOSS)

Realized gain (loss) from:
Investments	(180,610)	(2,511,548)	(1,361,689)	(4,411,470)	(434,262)	(1,746,380)
Net realized gain (loss)	(180,610)	(2,511,548)	(1,361,689)	(4,411,470)	(434,262)	(1,746,380)

Change in unrealized appreciation (depreciation) on:
Investments	1,443,091	7,054,001	5,052,178	23,058,438	1,006,720	7,735,274
Net change in unrealized appreciation (depreciation)	1,443,091	7,054,001	5,052,178	23,058,438	1,006,720	7,735,274

Net realized and unrealized gain (loss)	1,262,481	4,542,453	3,690,489	18,646,968	572,458	5,988,894

Net increase (decrease) in net assets applicable to common shares from operations	$3,244,776	$8,536,872	$14,330,992	$40,417,761	$6,275,062	$17,534,948

See Notes to Financial Statements

Statement of Operations (continued)

	NAC		NXJ		NRK
	Six Months Ended 8/31/24	Year Ended 2/29/24	Six Months Ended 8/31/24	Year Ended 2/29/24	Six Months Ended 8/31/24	Year Ended 2/29/24

INVESTMENT INCOME
Interest	$67,437,877	$135,365,263	$18,946,013	$35,996,683	$38,632,406	$76,060,569
Total investment income	67,437,877	135,365,263	18,946,013	35,996,683	38,632,406	76,060,569

EXPENSES
Management fees	8,599,346	17,008,998	2,688,997	5,327,285	4,962,608	9,835,920
Shareholder servicing agent fees	13,296	24,341	70,900	25,902	14,352	25,598
Interest expense and amortization of offering costs	25,456,738	50,375,275	8,342,537	15,306,860	12,323,160	24,435,107
Trustees fees	56,577	112,533	16,423	32,348	32,122	62,945
Custodian expenses, net	47,963	32,604	17,547	58,176	24,244	88,922
Excise tax liability expense	2,501	–	2,232	1,568	308	286
Investor relations expenses	112,151	136,992	45,234	43,964	47,308	76,980
Liquidity fees	1,934,031	3,856,036	–	–	2,246,269	4,570,462
Professional fees	178,479	323,828	72,658	138,985	129,395	94,217
Remarketing fees	254,482	506,198	–	–	411,509	748,572
Shareholder reporting expenses	43,821	62,273	25,765	36,477	29,613	49,091
Stock exchange listing fees	23,332	43,930	6,636	12,591	14,064	26,477
Other	80,583	160,661	35,853	84,214	105,481	154,870

Total expenses	36,803,300	72,643,669	11,324,782	21,068,370	20,340,433	40,169,447

Net investment income (loss)	30,634,577	62,721,594	7,621,231	14,928,313	18,291,973	35,891,122

REALIZED AND UNREALIZED GAIN (LOSS)

Realized gain (loss) from:
Investments	(2,377,814)	(16,440,501)	(2,906,584)	(3,587,320)	(121,479)	(16,799,158)
Net realized gain (loss)	(2,377,814)	(16,440,501)	(2,906,584)	(3,587,320)	(121,479)	(16,799,158)

Change in unrealized appreciation (depreciation) on:
Investments	14,864,584	65,112,604	1,894,524	25,807,149	(1,927,007)	54,973,374
Net change in unrealized appreciation (depreciation)	14,864,584	65,112,604	1,894,524	25,807,149	(1,927,007)	54,973,374

Net realized and unrealized gain (loss)	12,486,770	48,672,103	(1,012,060)	22,219,829	(2,048,486)	38,174,216

Net increase (decrease) in net assets applicable to common shares from operations	$43,121,347	$111,393,697	$6,609,171	$37,148,142	$16,243,487	$74,065,338

See Notes to Financial Statements

Statement of Operations (continued)

	NNY		NAN		NQP
	Six Months Ended 8/31/24	Year Ended 2/29/24	Six Months Ended 8/31/24	Year Ended 2/29/24	Six Months Ended 8/31/24	Year Ended 2/29/24

INVESTMENT INCOME
Dividends	$–	$–	$–	$–	$172,211	$–
Interest	3,791,628	7,360,694	14,470,339	27,854,548	15,468,421	31,657,030
Total investment income	3,791,628	7,360,694	14,470,339	27,854,548	15,640,632	31,657,030

EXPENSES
Management fees	417,964	821,905	1,864,497	3,670,358	2,438,975	4,789,500
Shareholder servicing agent fees	4,333	9,290	12,462	24,312	10,071	19,377
Interest expense and amortization of offering costs	844	16,603	5,017,487	9,736,738	7,065,696	13,876,353
Trustees fees	3,192	6,253	11,282	22,122	13,595	26,201
Custodian expenses, net	7,083	14,018	3,973	35,828	16,652	50,905
Excise tax liability expense	–	–	238	–	922	–
Investor relations expenses	4,385	8,351	29,235	27,568	44,653	37,319
Liquidity fees	–	–	370,644	737,258	–	–
Professional fees	44,837	44,979	61,846	68,204	64,234	110,733
Remarketing fees	–	–	23,115	45,242	–	–
Shareholder reporting expenses	11,073	17,496	15,978	27,354	28,620	39,363
Stock exchange listing fees	3,933	–	4,971	9,365	5,991	11,346
Other	5,868	5,146	29,405	73,657	31,813	79,284

Total expenses	503,512	944,041	7,445,133	14,478,006	9,721,222	19,040,381

Net investment income (loss)	3,288,116	6,416,653	7,025,206	13,376,542	5,919,410	12,616,649

REALIZED AND UNREALIZED GAIN (LOSS)

Realized gain (loss) from:
Investments	(4,845)	(1,495,353)	(155,900)	(8,913,835)	5,358,234	(4,875,475)
Net realized gain (loss)	(4,845)	(1,495,353)	(155,900)	(8,913,835)	5,358,234	(4,875,475)

Change in unrealized appreciation (depreciation) on:
Investments	(69,026)	4,783,598	127,421	21,480,051	5,760,444	24,812,407
Swaps contracts	–	–	–	–	(724,120)	–
Net change in unrealized appreciation (depreciation)	(69,026)	4,783,598	127,421	21,480,051	5,036,324	24,812,407

Net realized and unrealized gain (loss)	(73,871)	3,288,245	(28,479)	12,566,216	10,394,558	19,936,932

Net increase (decrease) in net assets applicable to common shares from operations	$3,214,245	$9,704,898	$6,996,727	$25,942,758	$16,313,968	$32,553,581

See Notes to Financial Statements

Statement of Changes in Net Assets

	NAZ

	Six Months Ended 8/31/24	Year Ended 2/29/24	Year Ended 2/28/23
OPERATIONS
Net investment income (loss)	$1,982,295	$3,994,419	$5,425,472
Net realized gain (loss)	(180,610)	(2,511,548)	(3,063,982)
Net change in unrealized appreciation (depreciation)	1,443,091	7,054,001	(21,339,972)

Net increase (decrease) in net assets applicable to common shares from operations	3,244,776	8,536,872	(18,978,482)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(2,403,327)	(4,405,935)	(6,080,179)
Return of Capital	(1,595,349)	(161,896)	–

Total distributions	(3,998,676)	(4,567,831)	(6,080,179)

CAPITAL SHARE TRANSACTIONS

Common shares:

Reinvestments of distributions	–	–	99,790

Cost of shares repurchased and retired	–	(54,777)	–

Net increase (decrease) applicable to common shares from capital share transactions	–	(54,777)	99,790
Net increase (decrease) in net assets applicable to common shares	(753,900)	3,914,264	(24,958,871)
Net assets applicable to common shares at the beginning of the period	146,927,695	143,013,431	167,972,302

Net assets applicable to common shares at the end of the period	$146,173,795	$146,927,695	$143,013,431

See Notes to Financial Statements

	NKX

	Six Months Ended 8/31/24	Year Ended 2/29/24	Year Ended 2/28/23
OPERATIONS
Net investment income (loss)	$10,640,503	$21,770,793	$26,790,986
Net realized gain (loss)	(1,361,689)	(4,411,470)	(25,699,597)
Net change in unrealized appreciation (depreciation)	5,052,178	23,058,438	(98,059,693)

Net increase (decrease) in net assets applicable to common shares from operations	14,330,992	40,417,761	(96,968,304)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(11,926,188)	(24,425,453)	(28,797,322)
Return of Capital	(6,179,059)	–	–

Total distributions	(18,105,247)	(24,425,453)	(28,797,322)
Net increase (decrease) in net assets applicable to common shares	(3,774,255)	15,992,308	(125,765,626)
Net assets applicable to common shares at the beginning of the period	633,220,147	617,227,839	742,993,465

Net assets applicable to common shares at the end of the period	$629,445,892	$633,220,147	$617,227,839

See Notes to Financial Statements

Statement of Changes in Net Assets (continued)

	NCA

	Six Months Ended 8/31/24	Year Ended 2/29/24	Year Ended 2/28/23
OPERATIONS
Net investment income (loss)	$5,702,604	$11,546,054	$10,979,386
Net realized gain (loss)	(434,262)	(1,746,380)	(7,463,877)
Net change in unrealized appreciation (depreciation)	1,006,720	7,735,274	(29,648,083)

Net increase (decrease) in net assets applicable to common shares from operations	6,275,062	17,534,948	(26,132,574)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(5,760,826)	(11,521,653)	(10,528,407)

Total distributions	(5,760,826)	(11,521,653)	(10,528,407)
Net increase (decrease) in net assets applicable to common shares	514,236	6,013,295	(36,660,981)
Net assets applicable to common shares at the beginning of the period	311,156,109	305,142,814	341,803,795

Net assets applicable to common shares at the end of the period	$311,670,345	$311,156,109	$305,142,814

See Notes to Financial Statements

	NAC

	Six Months Ended 8/31/24	Year Ended 2/29/24	Year Ended 2/28/23
OPERATIONS
Net investment income (loss)	$30,634,577	$62,721,594	$79,191,067
Net realized gain (loss)	(2,377,814)	(16,440,501)	(112,184,494)
Net change in unrealized appreciation (depreciation)	14,864,584	65,112,604	(253,974,571)

Net increase (decrease) in net assets applicable to common shares from operations	43,121,347	111,393,697	(286,967,998)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(34,524,644)	(64,709,406)	(82,354,248)
Return of Capital	(18,660,712)	(2,155,459)	–

Total distributions	(53,185,356)	(66,864,865)	(82,354,248)

CAPITAL SHARE TRANSACTIONS

Common shares:

Cost of shares repurchased and retired	–	(129,790)	–

Net increase (decrease) applicable to common shares from capital share transactions	–	(129,790)	–
Net increase (decrease) in net assets applicable to common shares	(10,064,009)	44,399,042	(369,322,246)
Net assets applicable to common shares at the beginning of the period	1,856,150,679	1,811,751,637	2,181,073,883

Net assets applicable to common shares at the end of the period	$1,846,086,670	$1,856,150,679	$1,811,751,637

See Notes to Financial Statements

Statement of Changes in Net Assets (continued)

	NXJ

	Six Months Ended 8/31/24	Year Ended 2/29/24	Year Ended 2/28/23
OPERATIONS
Net investment income (loss)	$7,621,231	$14,928,313	$21,733,403
Net realized gain (loss)	(2,906,584)	(3,587,320)	(5,591,822)
Net change in unrealized appreciation (depreciation)	1,894,524	25,807,149	(81,281,533)

Net increase (decrease) in net assets applicable to common shares from operations	6,609,171	37,148,142	(65,139,952)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(9,313,017)	(14,725,528)	(23,105,996)
Return of Capital	(6,149,334)	(1,133,097)	–

Total distributions	(15,462,351)	(15,858,625)	(23,105,996)

CAPITAL SHARE TRANSACTIONS

Common shares:

Cost of shares repurchased and retired	–	(2,862,180)	–

Net increase (decrease) applicable to common shares from capital share transactions	–	(2,862,180)	–
Net increase (decrease) in net assets applicable to common shares	(8,853,180)	18,427,337	(88,245,948)
Net assets applicable to common shares at the beginning of the period	572,619,267	554,191,930	642,437,878

Net assets applicable to common shares at the end of the period	$563,766,087	$572,619,267	$554,191,930

See Notes to Financial Statements

	NRK

	Six Months Ended 8/31/24	Year Ended 2/29/24	Year Ended 2/28/23
OPERATIONS
Net investment income (loss)	$18,291,973	$35,891,122	$43,546,907
Net realized gain (loss)	(121,479)	(16,799,158)	(93,573,167)
Net change in unrealized appreciation (depreciation)	(1,927,007)	54,973,374	(114,659,298)

Net increase (decrease) in net assets applicable to common shares from operations	16,243,487	74,065,338	(164,685,558)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(20,632,295)	(38,383,535)	(46,060,243)
Return of Capital	(9,594,738)	–	–

Total distributions	(30,227,033)	(38,383,535)	(46,060,243)
Net increase (decrease) in net assets applicable to common shares	(13,983,546)	35,681,803	(210,745,801)
Net assets applicable to common shares at the beginning of the period	1,062,015,986	1,026,334,183	1,237,079,984

Net assets applicable to common shares at the end of the period	$1,048,032,440	$1,062,015,986	$1,026,334,183

See Notes to Financial Statements

Statement of Changes in Net Assets (continued)

	NNY

	Six Months Ended 8/31/24	Year Ended 2/29/24	Year Ended 2/28/23
OPERATIONS
Net investment income (loss)	$3,288,116	$6,416,653	$5,861,800
Net realized gain (loss)	(4,845)	(1,495,353)	(7,772,946)
Net change in unrealized appreciation (depreciation)	(69,026)	4,783,598	(10,667,518)

Net increase (decrease) in net assets applicable to common shares from operations	3,214,245	9,704,898	(12,578,664)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(3,172,856)	(6,307,941)	(5,580,829)

Total distributions	(3,172,856)	(6,307,941)	(5,580,829)
Net increase (decrease) in net assets applicable to common shares	41,389	3,396,957	(18,159,493)
Net assets applicable to common shares at the beginning of the period	171,146,120	167,749,163	185,908,656

Net assets applicable to common shares at the end of the period	$171,187,509	$171,146,120	$167,749,163

See Notes to Financial Statements

	NAN

	Six Months Ended 8/31/24	Year Ended 2/29/24	Year Ended 2/28/23
OPERATIONS
Net investment income (loss)	$7,025,206	$13,376,542	$15,849,227
Net realized gain (loss)	(155,900)	(8,913,835)	(33,109,286)
Net change in unrealized appreciation (depreciation)	127,421	21,480,051	(40,684,400)

Net increase (decrease) in net assets applicable to common shares from operations	6,996,727	25,942,758	(57,944,459)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(7,823,102)	(14,373,601)	(16,721,423)
Return of Capital	(3,324,232)	–	–

Total distributions	(11,147,334)	(14,373,601)	(16,721,423)

CAPITAL SHARE TRANSACTIONS

Common shares:

Cost of shares repurchased and retired	–	(147,986)	–

Net increase (decrease) applicable to common shares from capital share transactions	–	(147,986)	–
Net increase (decrease) in net assets applicable to common shares	(4,150,607)	11,421,171	(74,665,882)
Net assets applicable to common shares at the beginning of the period	389,442,358	378,021,187	452,687,069

Net assets applicable to common shares at the end of the period	$385,291,751	$389,442,358	$378,021,187

See Notes to Financial Statements

Statement of Changes in Net Assets (continued)

	NQP

	Six Months Ended 8/31/24	Year Ended 2/29/24	Year Ended 2/28/23
OPERATIONS
Net investment income (loss)	$5,919,410	$12,616,649	$17,682,061
Net realized gain (loss)	5,358,234	(4,875,475)	(6,002,823)
Net change in unrealized appreciation (depreciation)	5,036,324	24,812,407	(75,961,063)

Net increase (decrease) in net assets applicable to common shares from operations	16,313,968	32,553,581	(64,281,825)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(7,526,922)	(12,498,590)	(18,635,597)
Return of Capital	(6,262,274)	(988,269)	–

Total distributions	(13,789,196)	(13,486,859)	(18,635,597)

CAPITAL SHARE TRANSACTIONS

Common shares:

Cost of shares repurchased and retired	–	(1,858,206)	–

Net increase (decrease) applicable to common shares from capital share transactions	–	(1,858,206)	–
Net increase (decrease) in net assets applicable to common shares	2,524,772	17,208,516	(82,917,422)
Net assets applicable to common shares at the beginning of the period	506,188,473	488,979,957	571,897,379

Net assets applicable to common shares at the end of the period	$508,713,245	$506,188,473	$488,979,957

See Notes to Financial Statements

Statement of Cash Flows

	NAZ		NKX

	Six Months Ended 8/31/24	Year Ended 2/29/24	Six Months Ended 8/31/24	Year Ended 2/29/24

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$3,244,776	$8,536,872	$14,330,992	$40,417,761
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(22,073,644)	(26,568,946)	(91,609,076)	(265,074,109)
Proceeds from sale and maturities of investments	21,349,635	33,230,136	80,144,875	288,940,311
Proceeds from (Purchase of) short-term investments, net	(3,505,000)	–	22,000,000	(22,000,000)
Taxes paid	–	(291)	(1,441)	(750)
Amortization (Accretion) of premiums and discounts, net	655,171	1,498,802	(1,657,172)	(2,285,924)
Amortization of deferred offering costs	4,381	8,715	36,118	71,846
(Increase) Decrease in:
Receivable for interest	(34,184)	49,229	(657,545)	1,187,948
Receivable for investments sold	1,002,106	869,151	(1,328,659)	4,121,200
Other assets	(26,651)	9,232	16,256	65,451
Increase (Decrease) in:
Payable for interest	(51)	(61,708)	404,545	(136,206)
Payable for investments purchased - when-issued/delayed-delivery settlement	1,053,990	1,130,000	–	–
Payable for management fees	7,555	691	32,359	15,715
Accrued custodian fees	5,625	(5,332)	36,649	(25,089)
Accrued investor relations fees	(2,546)	(1,138)	(8,104)	(4,355)
Accrued Trustees fees	(1,112)	1,884	(132,973)	23,750
Accrued professional fees	(30,270)	3,120	(36,578)	2,137
Accrued shareholder reporting expenses	2,783	(3,244)	10,166	(8,297)
Accrued shareholder servicing agent fees	1,227	(1,220)	492	(593)
Accrued other expenses	(5,370)	468	10,210	(15,342)
Net realized (gain) loss from investments	180,610	2,511,548	1,361,689	4,411,470
Net realized (gain) loss from paydowns	–	–	–	26,408
Net change in unrealized (appreciation) depreciation of investments	(1,443,091)	(7,054,001)	(5,052,178)	(23,058,438)

Net cash provided by (used in) operating activities	385,940	14,153,968	17,900,625	26,674,894
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	3,926,813	2,174,054	15,206,547	4,921,762
(Repayments) of borrowings	(3,926,813)	(2,174,054)	(15,206,547)	(4,921,762)
(Repayments of) floating rate obligations	–	(7,000,000)	–	–
Increase (Decrease) in:
Cash overdraft	2,135,426	(1,495,653)	–	(2,348,642)
Cash distributions paid to common shareholders	(3,584,850)	(4,540,054)	(16,772,255)	(24,235,544)
Cost of common shares repurchased and retired	–	(54,777)	–	–

Net cash provided by (used in) financing activities	(1,449,424)	(13,090,484)	(16,772,255)	(26,584,186)
Net increase (decrease) in cash	(1,063,484)	1,063,484	1,128,370	90,708
Cash at the beginning of period	1,063,484	–	90,708	–

Cash at the end of period	$–	$1,063,484	$1,219,078	$90,708

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for interest	$1,910,155	$3,960,465	$7,569,118	$15,703,347

See Notes to Financial Statements

Statement of Cash Flows (continued)

	NAC		NXJ

	Six Months Ended 8/31/24	Year Ended 2/29/24	Six Months Ended 8/31/24	Year Ended 2/29/24

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$43,121,347	$111,393,697	$6,609,171	$37,148,142
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(119,641,412)	(745,531,666)	(85,787,025)	(167,985,576)
Proceeds from sale and maturities of investments	132,772,714	767,700,945	108,835,420	140,648,137
Proceeds from (Purchase of) short-term investments, net	13,700,000	(20,200,000)	(14,000,000)	(10,000,000)
Taxes paid	–	(16,876)	–	–
Amortization (Accretion) of premiums and discounts, net	(604,688)	634,955	50,654	194,683
Amortization of deferred offering costs	82,537	184,320	30,390	60,448
(Increase) Decrease in:
Receivable for interest	(1,385,491)	1,531,692	(115,524)	(356,734)
Receivable for investments sold	(11,569,522)	20,000	(1,759,250)	(11,938,680)
Other assets	456,740	(57,443)	99,680	(151)
Increase (Decrease) in:
Payable for interest	771,617	317,689	918,508	(41,620)
Payable for investments purchased - when-issued/delayed-delivery settlement	–	–	(12,174,574)	13,292,770
Payable for management fees	76,279	54,566	25,163	16,083
Accrued custodian fees	44,343	(87,033)	3,693	(17,290)
Accrued investor relations fees	(20,990)	(13,785)	(1,600)	(12,870)
Accrued Trustees fees	(541,245)	88,169	(140,656)	23,855
Accrued professional fees	(24,723)	(1,105)	(24,863)	3,187
Accrued shareholder reporting expenses	23,615	(22,291)	14,503	(12,966)
Accrued shareholder servicing agent fees	2,154	(2,336)	–	(2,644)
Accrued other expenses	31,830	(40,524)	(8,659)	2,895
Net realized (gain) loss from investments	2,377,814	16,440,501	2,906,584	3,587,320
Net realized (gain) loss from paydowns	–	23,604	–	–
Net change in unrealized (appreciation) depreciation of investments	(14,864,584)	(65,112,604)	(1,894,524)	(25,807,149)

Net cash provided by (used in) operating activities	44,808,335	67,304,475	3,587,091	(21,198,160)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	45,589,048	117,956,564	–	451,017
(Repayments) of borrowings	(45,589,048)	(117,956,564)	–	(451,017)
Proceeds from floating rate obligations	–	44,585,000	6,800,000	39,110,000
(Repayments of) floating rate obligations	–	–	(2,465,000)	(12,625,000)
(Repayments for) MFP Shares redeemed, at liquidation preference	–	(45,000,000)	–	–
Increase (Decrease) in:
Cash overdraft	4,228,730	(961,658)	5,857,915	5,172,946
Cash distributions paid to common shareholders	(49,037,065)	(65,798,027)	(13,780,006)	(15,753,762)
Cost of common shares repurchased and retired	–	(129,790)	–	(2,862,180)

Net cash provided by (used in) financing activities	(44,808,335)	(67,304,475)	(3,587,091)	13,042,004
Net increase (decrease) in cash	–	–	–	(8,156,156)
Cash at the beginning of period	–	–	–	8,156,156

Cash at the end of period	$–	$–	$–	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for interest	$24,564,515	$49,780,609	$7,391,686	$15,272,085

See Notes to Financial Statements

Statement of Cash Flows (continued)

	NRK		NAN

	Six Months Ended 8/31/24	Year Ended 2/29/24	Six Months Ended 8/31/24	Year Ended 2/29/24

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$16,243,487	$74,065,338	$6,996,727	$25,942,758
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(159,191,407)	(464,942,394)	(26,539,283)	(213,003,228)
Proceeds from sale and maturities of investments	174,405,297	481,195,635	24,335,694	216,060,207
Proceeds from (Purchase of) short-term investments, net	(16,235,000)	–	–	–
Taxes paid	–	(12,168)	–	(5,503)
Amortization (Accretion) of premiums and discounts, net	(1,216,040)	363,342	353,513	1,636,968
Amortization of deferred offering costs	53,928	108,086	27,784	55,267
(Increase) Decrease in:
Receivable for interest	(102,725)	317,697	(554,076)	41,225
Receivable for investments sold	19,811,574	714,471	6,449,119	(7,355,732)
Other assets	151,295	51,508	29,881	(1,003)
Increase (Decrease) in:
Payable for interest	129,971	(198,480)	408,843	56,902
Payable for investments purchased - regular settlement	(7,080,607)	7,080,607	–	–
Payable for management fees	48,126	19,999	18,308	6,484
Accrued custodian fees	(10,673)	(40,117)	(2,390)	(14,172)
Accrued investor relations fees	(12,904)	(7,625)	(5,532)	(2,421)
Accrued Trustees fees	(290,328)	47,771	(73,403)	13,099
Accrued professional fees	(38,340)	7,888	(24,669)	6,710
Accrued shareholder reporting expenses	(23,474)	(10,586)	(887)	(5,199)
Accrued shareholder servicing agent fees	2,344	(2,346)	1,996	(2,119)
Accrued other expenses	68,768	(41,497)	(3,054)	(1,253)
Net realized (gain) loss from investments	121,479	16,799,158	155,900	8,913,835
Net change in unrealized (appreciation) depreciation of investments	1,927,007	(54,973,374)	(127,421)	(21,480,051)

Net cash provided by (used in) operating activities	28,761,778	60,542,913	11,447,050	10,862,774
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	12,192,790	55,996,754	–	19,151,218
(Repayments) of borrowings	(12,192,790)	(58,596,754)	–	(19,151,218)
Proceeds from floating rate obligations	–	–	–	28,840,000
(Repayments of) floating rate obligations	–	(20,000,000)	–	(25,825,000)
Increase (Decrease) in:
Cash overdraft	(862,068)	(108,007)	(1,126,741)	485,739
Cash distributions paid to common shareholders	(27,899,710)	(37,834,906)	(10,320,309)	(14,215,527)
Cost of common shares repurchased and retired	–	–	–	(147,986)

Net cash provided by (used in) financing activities	(28,761,778)	(60,542,913)	(11,447,050)	(10,862,774)
Net increase (decrease) in cash	–	–	–	–
Cash at the beginning of period	–	–	–	–

Cash at the end of period	$–	$–	$–	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for interest	$12,067,593	$24,439,681	$4,540,241	$9,591,160

See Notes to Financial Statements

Statement of Cash Flows (continued)

	NQP

	Six Months Ended 8/31/24	Year Ended 2/29/24

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$16,313,968	$32,553,581
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(120,156,771)	(108,702,039)
Proceeds from sale and maturities of investments	101,678,671	111,629,790
Proceeds from (Purchase of) short-term investments, net	10,600,000	(12,000,000)
Amortization (Accretion) of premiums and discounts, net	1,949,676	2,697,385
Amortization of deferred offering costs	17,341	34,491
(Increase) Decrease in:
Receivable for interest	(1,292,557)	(61,290)
Receivable for investments sold	(66,581)	(1,746,273)
Other assets	108,103	841
Increase (Decrease) in:
Payable for interest	1,224,424	(45,016)
Payable for investments purchased - regular settlement	(92,255)	92,255
Payable for investments purchased - when-issued/delayed-delivery settlement	18,578,374	979,590
Payable for management fees	25,966	13,737
Accrued custodian fees	817	(13,088)
Accrued investor relations fees	(465)	(11,824)
Accrued Trustees fees	(133,574)	22,377
Accrued professional fees	(25,869)	3,526
Accrued shareholder reporting expenses	17,367	(13,463)
Accrued shareholder servicing agent fees	1,420	(1,749)
Accrued other expenses	(15,361)	9,396
Net realized (gain) loss from investments	(5,358,234)	4,875,475
Net change in unrealized (appreciation) depreciation of investments	(5,760,444)	(24,812,407)
Net change in unrealized (appreciation) depreciation of swaps contracts	724,120	–

Net cash provided by (used in) operating activities	18,338,136	5,505,295
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	10,092,694	660,198
(Repayments) of borrowings	(10,092,694)	(660,198)
Proceeds from floating rate obligations	7,725,000	48,715,000
(Repayments of) floating rate obligations	(9,000,000)	(46,120,000)
Increase (Decrease) in:
Cash overdraft	(3,114,871)	3,114,871
Cash distributions paid to common shareholders	(12,221,879)	(13,346,183)
Cost of common shares repurchased and retired	–	(1,858,206)

Net cash provided by (used in) financing activities	(16,611,750)	(9,494,518)
Net increase (decrease) in cash and cash collateral at brokers	1,726,386	(3,989,223)
Cash and cash collateral at brokers at the beginning of period	–	3,989,223

Cash and cash collateral at brokers at the end of period	$1,726,386	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for interest	$5,823,143	$13,884,211

See Notes to Financial Statements

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Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired	Net Asset Value, End of Period	Share Price, End of Period

NAZ

8/31/24(d)	$12.68	$0.17	$0.11	$0.28	$(0.21)	$–	$(0.14)	$(0.35)	$–	$12.61	$11.66
2/29/24	12.33	0.34	0.40	0.74	(0.38)	–	(0.01)	(0.39)	–(f)	12.68	10.83
2/28/23	14.50	0.47	(2.12)	(1.65)	(0.52)	–	–	(0.52)	–	12.33	11.30
2/28/22	15.07	0.61	(0.58)	0.03	(0.60)	–	–	(0.60)	–	14.50	13.78
2/28/21	15.56	0.61	(0.53)	0.08	(0.57)	–	–	(0.57)	–	15.07	15.17
2/29/20	14.18	0.56	1.34	1.90	(0.52)	–	–	(0.52)	–	15.56	13.89

NKX

8/31/24(d)	13.33	0.22	0.08	0.30	(0.25)	–	(0.13)	(0.38)	–	13.25	13.34
2/29/24	12.99	0.46	0.39	0.85	(0.51)	–	–	(0.51)	–	13.33	11.48
2/28/23	15.64	0.56	(2.60)	(2.04)	(0.61)	–	–	(0.61)	–	12.99	11.72
2/28/22	16.48	0.68	(0.85)	(0.17)	(0.67)	–	–	(0.67)	–	15.64	14.15
2/28/21	17.27	0.66	(0.80)	(0.14)	(0.65)	–	–	(0.65)	–	16.48	15.13
2/29/20	15.17	0.63	2.09	2.72	(0.62)	–	–	(0.62)	–	17.27	15.53

(a)	Based on average shares outstanding.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.

• The expense ratios reflect, among other things, all interest expenses and other costs related to preferred shares (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

NAZ

8/31/24(d)	2.61%(e)
2/29/24	2.74
2/28/23	1.57
2/28/22	0.48
2/28/21	0.68
2/29/20	1.25

NKX

8/31/24(d)	2.96(e)
2/29/24	2.99
2/28/23	1.76
2/28/22	0.49
2/28/21	0.74
2/29/20	1.28

(d)	For the six months ended August 31, 2024. Prior to March 1, 2024, the Fund’s fiscal year end was February 28/29th.
(e)	Annualized.
(f)	Value rounded to zero.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)(c)	Portfolio Turnover Rate

2.22%	11.08%	$146,174	3.72%(e)	2.70%(e)	9%
6.17	(0.56)	146,928	3.85	2.80	11
(11.40)	(14.48)	143,013	2.68	3.65	25
0.09	(5.49)	167,972	1.52	3.98	7
0.62	13.67	174,401	1.75	4.06	13
13.60	15.89	180,024	2.32	3.76	6

2.31	19.82	629,446	4.02 (e)	3.37 (e)	8
6.77	2.54	633,220	4.02	3.57	26
(13.14)	(13.15)	617,228	2.82	4.15	58
(1.19)	(2.44)	742,993	1.51	4.10	9
(0.77)	1.67	783,202	1.72	4.03	8
18.23	19.88	820,662	2.27	3.91	11

See Notes to Financial Statements

Financial Highlights (continued)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired	Net Asset Value, End of Period	Share Price, End of Period

NCA

8/31/24(d)	$9.40	$0.17	$0.01	$0.18	$(0.17)	$–	$–	$(0.17)	$–	$9.41	$8.97
2/29/24	9.22	0.35	0.18	0.53	(0.35)	–	–	(0.35)	–	9.40	8.77
2/28/23	10.32	0.33	(1.11)	(0.78)	(0.32)	–	–	(0.32)	–	9.22	8.72
2/28/22	10.66	0.31	(0.35)	(0.04)	(0.30)	–	–	(0.30)	–	10.32	9.53
2/28/21	11.05	0.32	(0.39)	(0.07)	(0.32)	–	–	(0.32)	–	10.66	10.21
2/29/20	10.13	0.34	0.92	1.26	(0.34)	–	–	(0.34)	–	11.05	10.45

NAC

8/31/24(d)	12.83	0.21	0.09	0.30	(0.24)	–	(0.13)	(0.37)	–	12.76	11.79
2/29/24	12.52	0.43	0.34	0.77	(0.45)	–	(0.01)	(0.46)	–(f)	12.83	10.97
2/28/23	15.07	0.55	(2.53)	(1.98)	(0.57)	–	–	(0.57)	–	12.52	10.87
2/28/22	15.91	0.66	(0.85)	(0.19)	(0.65)	–	–	(0.65)	–	15.07	13.71
2/28/21	16.71	0.64	(0.80)	(0.16)	(0.64)	–	–	(0.64)	–	15.91	14.57
2/29/20	14.95	0.65	1.76	2.41	(0.65)	–	–	(0.65)	–	16.71	15.09

(a)	Based on average shares outstanding.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	● Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.

● The expense ratios reflect, among other things, all interest expenses and other costs related to preferred shares (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

NCA

8/31/24(d)	–%(e)
2/29/24	–
2/28/23	–
2/28/22	–
2/28/21	–
2/29/20	–

NAC

8/31/24(d)	2.99(e)
2/29/24	3.04
2/28/23	1.73
2/28/22	0.55
2/28/21	0.74
2/29/20	1.33

(d)	For the six months ended August 31, 2024. Prior to March 1, 2024, the Fund’s fiscal year end was February 28/29th.
(e)	Annualized.
(f)	Value rounded to zero.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)(c)	Portfolio Turnover Rate

1.99%	4.32%	$311,670	0.55%(e)	3.65%(e)	7%
5.87	4.70	311,156	0.54	3.79	20
(7.58)	(5.13)	305,143	0.53	3.52	58
(0.43)	(3.89)	341,804	0.56	2.85	6
(0.62)	0.73	299,625	0.60	2.94	9
12.63	14.67	310,278	0.52	3.22	8

2.37	11.00	1,846,087	3.98 (e)	3.31 (e)	4
6.34	5.39	1,856,151	4.03	3.48	25
(13.20)	(16.78)	1,811,752	2.72	4.19	69
(1.33)	(1.81)	2,181,074	1.46	4.14	12
(0.90)	0.88	2,302,711	1.67	4.00	17
16.37	18.54	2,418,423	2.26	4.11	11

See Notes to Financial Statements

Financial Highlights (continued)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Net Asset Value, End of Period	Share Price, End of Period

NXJ

8/31/24(d)	$13.89	$0.18	$(0.02)	$0.16	$(0.23)	$ –	$(0.15)	$(0.38)	$13.67	$12.75
2/29/24	13.36	0.36	0.55	0.91	(0.35)	–	(0.03)	(0.38)	13.89	12.00
2/28/23	15.49	0.52	(2.09)	(1.57)	(0.56)	–	–	(0.56)	13.36	11.37
2/28/22	16.44	0.68	(0.93)	(0.25)	(0.70)	–	–	(0.70)	15.49	13.52
2/28/21	17.12	0.71	(0.72)	(0.01)	(0.67)	–	–	(0.67)	16.44	14.09
2/29/20	15.49	0.64	1.65	2.29	(0.65)	(0.01)	–	(0.66)	17.12	14.73

NRK

8/31/24(d)	12.17	0.21	(0.02)	0.19	(0.24)	–	(0.11)	(0.35)	12.01	11.09
2/29/24	11.77	0.41	0.43	0.84	(0.44)	–	–	(0.44)	12.17	10.83
2/28/23	14.18	0.50	(2.38)	(1.88)	(0.53)	–	–	(0.53)	11.77	10.29
2/28/22	14.84	0.57	(0.65)	(0.08)	(0.58)	–	–	(0.58)	14.18	12.69
2/28/21	15.45	0.60	(0.64)	(0.04)	(0.57)	–	–	(0.57)	14.84	13.44
2/29/20	14.12	0.57	1.30	1.87	(0.54)	–	–	(0.54)	15.45	13.72

(a)	Based on average shares outstanding.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	● Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.

● The expense ratios reflect, among other things, all interest expenses and other costs related to preferred shares (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

NXJ

8/31/24(d)	2.95%(e)
2/29/24	2.75
2/28/23	1.50
2/28/22	0.45
2/28/21	0.60
2/29/20	1.11

NRK

8/31/24(d)	2.84(e)
2/29/24	2.89
2/28/23	1.80
2/28/22	0.55
2/28/21	0.80
2/29/20	1.37

(d)	For the six months ended August 31, 2024. Prior to March 1, 2024, the Fund’s fiscal year end was February 28/29th.
(e)	Annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)(c)	Portfolio Turnover Rate

1.17%	9.54%	$563,766	4.00%(e)	2.69%(e)	9%
6.97	9.14	572,619	3.79	2.68	16
(10.16)	(11.96)	554,192	2.53	3.82	17
(1.68)	0.53	642,438	1.39	4.10	9
0.08	0.42	681,846	1.55	4.36	12
15.02	14.43	710,437	2.07	3.94	8

1.58	5.68	1,048,032	3.87 (e)	3.47 (e)	9
7.31	9.87	1,062,016	3.90	3.49	27
(13.32)	(14.87)	1,026,334	2.84	4.07	69
(0.70)	(1.55)	1,237,080	1.53	3.77	11
(0.16)	2.31	1,294,269	1.80	4.10	22
13.47	15.57	1,347,971	2.33	3.89	12

See Notes to Financial Statements

Financial Highlights (continued)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share

	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Net Asset Value, End of Period	Share Price, End of Period

NNY

8/31/24(d)	$9.06	$0.17	$—(e)	$0.17	$(0.17)	$—	$—	$(0.17)	$9.06	$8.58
2/29/24	8.88	0.34	0.17	0.51	(0.33)	—	—	(0.33)	9.06	8.30
2/28/23	9.84	0.31	(0.97)	(0.66)	(0.30)	—	—	(0.30)	8.88	8.31
2/28/22	10.11	0.26	(0.24)	0.02	(0.29)	—	—	(0.29)	9.84	9.27
2/28/21	10.46	0.31	(0.34)	(0.03)	(0.32)	—	—	(0.32)	10.11	9.63
2/29/20	9.87	0.35	0.59	0.94	(0.35)	—	—	(0.35)	10.46	10.36

NAN

8/31/24(d)	12.63	0.23	(0.01)	0.22	(0.25)	—	(0.11)	(0.36)	12.49	11.48
2/29/24	12.25	0.43	0.42	0.85	(0.47)	—	—	(0.47)	12.63	10.92
2/28/23	14.67	0.51	(2.39)	(1.88)	(0.54)	—	—	(0.54)	12.25	10.60
2/28/22	15.34	0.58	(0.64)	(0.06)	(0.61)	—	—	(0.61)	14.67	13.21
2/28/21	16.04	0.65	(0.73)	(0.08)	(0.62)	—	—	(0.62)	15.34	13.92
2/29/20	14.69	0.60	1.33	1.93	(0.58)	—	—	(0.58)	16.04	14.43

(a)	Based on average shares outstanding.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)(c)	Portfolio Turnover Rate

1.88%	5.47%	$171,188	0.59%(f)	3.83%(f)	3%
5.91	3.96	171,146	0.56	3.81	24
(6.76)	(7.22)	167,749	0.56	3.42	69
0.10	(0.91)	185,909	0.60	2.55	10
(0.17)	(3.94)	154,122	0.57	3.08	24
9.72	10.93	159,252	0.59	3.45	7

1.80	8.59	385,292	3.84 (f)	3.62 (f)	4
7.07	7.65	389,442	3.82	3.53	35
(12.84)	(15.82)	378,021	2.73	4.03	73
(0.55)	(1.06)	452,687	1.51	3.71	16
(0.40)	0.90	473,214	1.70	4.29	23
13.33	16.81	494,883	2.34	3.90	8

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.

• The expense ratios reflect, among other things, all interest expenses and other costs related to preferred shares (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

NNY

8/31/24(d)	—%(f)
2/29/24	0.01
2/28/23	—
2/28/22	—
2/28/21	—
2/29/20	0.02

NAN

8/31/24(d)	2.79(f)
2/29/24	2.78
2/28/23	1.64
2/28/22	0.53
2/28/21	0.70
2/29/20	1.33

(d)	For the six months ended August 31, 2024. Prior to March 1, 2024, the Fund’s fiscal year end was February 28/29th.
(e)	Value rounded to zero.
(f)	Annualized.

See Notes to Financial Statements

Financial Highlights (continued)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders				Common Share

	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Net Asset Value, End of Period	Share Price, End of Period

NQP

8/31/24(d)	$13.60	$0.16	$0.28	$0.44	$(0.20)	$—	$(0.17)	$(0.37)	$13.67	$12.50
2/29/24	13.08	0.34	0.54	0.88	(0.33)	—	(0.03)	(0.36)	13.60	11.59
2/28/23	15.30	0.47	(2.19)	(1.72)	(0.50)	—	—	(0.50)	13.08	11.19
2/28/22	15.68	0.64	(0.36)	0.28	(0.66)	—	—	(0.66)	15.30	14.16
2/28/21	16.37	0.67	(0.71)	(0.04)	(0.65)	—	—	(0.65)	15.68	14.15
2/29/20	14.99	0.62	1.37	1.99	(0.61)	—	—	(0.61)	16.37	14.46

(a)	Based on average shares outstanding.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)(c)	Portfolio Turnover Rate

3.30%	11.19%	$508,713	3.84%(e)	2.33%(e)	12%
6.88	7.00	506,188	3.90	2.59	14
(11.31)	(17.61)	488,980	2.57	3.48	15
1.72	4.65	571,897	1.39	3.99	12
(0.29)	2.56	586,028	1.62	4.28	10
13.62	15.97	612,020	2.24	3.95	11

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.

• The expense ratios reflect, among other things, all interest expenses and other costs related to preferred shares (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

NQP

8/31/24(d)	2.79%(e)
2/29/24	2.84
2/28/23	1.53
2/28/22	0.43
2/28/21	0.64
2/29/20	1.26

(d)	For the six months ended August 31, 2024. Prior to March 1, 2024, the Fund’s fiscal year end was February 28/29th.
(e)	Annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last five fiscal periods, as applicable.

	AMTP Shares		MFP Shares		VRDP Shares
	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $100,000 Share(b)	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $100,000 Share(b)	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $100,000 Share(b)	Asset Coverage Per $1 Liquidation Preference(c)

NAZ

8/31/24(d)	$88,300	$265,542	$—	$—	$—	$—	$—

2/29/24	88,300	266,396	—	—	—	—	—

2/28/23	88,300	261,963	—	—	—	—	—

2/28/22	88,300	290,229	—	—	—	—	—

2/28/21	88,300	297,509	—	—	—	—	—

2/29/20	88,300	303,878	—	—	—	—	—

NKX

8/31/24(d)	—	—	140,400	258,511	256,700	258,511	2.59

2/29/24	—	—	140,400	259,461	256,700	259,461	2.59

2/28/23	—	—	140,400	255,434	256,700	255,434	2.55

2/28/22	—	—	140,400	271,751	292,200	271,751	2.72

2/28/21	—	—	140,400	281,045	292,200	281,045	2.81

2/29/20	—	—	140,400	289,705	292,200	289,705	2.90

NAC

8/31/24(d)	—	—	275,000	256,078	907,800	256,078	2.56

2/29/24	—	—	275,000	256,929	907,800	256,929	2.57

2/28/23	—	—	320,000	247,561	907,800	247,561	2.48

2/28/22	—	—	320,000	270,716	957,600	270,716	2.71

2/28/21	—	—	320,000	280,237	957,600	280,237	2.80

2/29/20	—	—	320,000	289,294	957,600	289,294	2.89

NXJ

8/31/24(d)	—	—	—	—	313,900	279,601	—

2/29/24	—	—	—	—	313,900	282,421	—

2/28/23	—	—	—	—	313,900	276,550	—

2/28/22	—	—	—	—	313,900	304,663	—

2/28/21	—	—	—	—	313,900	317,218	—

2/29/20	—	—	—	—	313,900	326,326	—

NRK

8/31/24(d)	—	—	80,000	257,884	583,800	257,884	2.58

2/29/24	—	—	80,000	259,990	583,800	259,990	2.60

2/28/23	—	—	80,000	254,012	583,800	254,012	2.54

2/28/22	—	—	80,000	266,319	663,800	266,319	2.66

2/28/21	—	—	80,000	274,008	663,800	274,008	2.74

2/29/20	—	—	80,000	281,228	663,800	281,228	2.81

NAN

8/31/24(d)	127,000	278,376	—	—	89,000	278,376	2.78

2/29/24	127,000	280,297	—	—	89,000	280,297	2.80

2/28/23	127,000	275,010	—	—	89,000	275,010	2.75

2/28/22	147,000	291,007	—	—	89,000	291,007	2.91

2/28/21	147,000	300,514	—	—	89,000	300,514	3.01

2/29/20	147,000	309,696	—	—	89,000	309,696	3.10

NQP

8/31/24(d)	—	—	—	—	217,500	333,891	—

2/29/24	—	—	—	—	217,500	332,730	—

2/28/23	—	—	—	—	217,500	324,818	—

2/28/22	—	—	—	—	217,500	362,941	—

2/28/21	—	—	—	—	217,500	369,438	—

2/29/20	—	—	—	—	217,500	381,388	—

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.

(b)

Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

(c)	Includes all preferred shares presented for the Fund.
(d)	For the six months ended August 31, 2024. Prior to March 1, 2024, the Fund’s fiscal year end was February 28/29th.

Notes to Financial Statements

1.	General Information

Fund Information: The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Arizona Quality Municipal Income Fund (NAZ)

•	Nuveen California AMT-Free Quality Municipal Income Fund (NKX)

•	Nuveen California Municipal Value Fund (NCA)

•	Nuveen California Quality Municipal Income Fund (NAC)

•	Nuveen New Jersey Quality Municipal Income Fund (NXJ)

•	Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)

•	Nuveen New York Municipal Value Fund (NNY)

•	Nuveen New York Quality Municipal Income Fund (NAN)

•	Nuveen Pennsylvania Quality Municipal Income Fund (NQP)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as closed-end management investment companies. NAZ, NKX, NCA, NAC, NXJ, NRK, NNY, NAN and NQP were organized as Massachusetts business trusts on April 8, 2013, July 29, 2002, March 8, 2021, December 1, 1998, June 1, 1999, April 19, 2002, April 12, 2021, December 1, 1998 and December 20, 1990, respectively. NAZ, NCA and NNY were previously organized as a Minnesota trust on January 23, 1991, July 15, 1987, and July 14, 1987, respectively.

Change in Fiscal and Tax Year End: On February 28, 2024, the Funds’ Board of Trustees (the “Board”) approved that each Fund’s fiscal and tax year end (collectively, “fiscal year ends”) be changed from February 28/29 to August 31. As a result, effective March 1, 2024, the Funds began to adhere to the fiscal reporting and regulatory filing schedule required by an August 31 fiscal year end.

Current Fiscal Period: The end of the reporting period for the Funds is August 31, 2024, and the period covered by these Notes to Financial Statements is the six months ended August 31, 2024 (the “current fiscal period”).

Investment Adviser and Sub-Adviser: The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

2.	Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and common shares transactions through the date of the report. Total return is computed based on the NAV used for processing security and common shares transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation: The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Custodian Fee Credit: As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by each Fund was as follows:

Fund	Gross Custodian Fee Credits

NAZ	$6,971

NKX	40,009

NCA	7,150

NAC	56,102

NXJ	18,975

NRK	37,417

NNY	4,903

NAN	22,239

NQP	14,776

Distributions to Common Shareholders: Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Funds’ distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of their common shares (stated in terms of a fixed cents per common share dividend distributions rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode.

Indemnifications: Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Netting Agreements: In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described later in these Notes to Financial Statements.

3.	Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Notes to Financial Statements (continued)

Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NAZ	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$-	$234,050,711	$-	$234,050,711
Short-Term Investments:
Municipal Bonds	-	3,505,000	-	3,505,000

Total	$-	$237,555,711	$-	$237,555,711

NKX	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$-	$1,049,433,554	$24,872	$1,049,458,426

Total	$-	$1,049,433,554	$24,872	$1,049,458,426

NCA	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$-	$303,027,520	$-	$303,027,520
Short-Term Investments:
Municipal Bonds	-	4,000,000	-	4,000,000

Total	$-	$307,027,520	$-	$307,027,520

NAC	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$-	$3,038,759,803	$193,701	$3,038,953,504
Short-Term Investments:
Municipal Bonds	-	6,500,000	-	6,500,000

Total	$-	$3,045,259,803	$193,701	$3,045,453,504

NXJ	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$-	$911,082,022	$-	$911,082,022
Short-Term Investments:
Municipal Bonds	-	24,000,000	-	24,000,000

Total	$-	$935,082,022	$-	$935,082,022

NRK	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$-	$1,692,032,073	$-	$1,692,032,073
Short-Term Investments:
Municipal Bonds	-	16,235,000	-	16,235,000

Total	$-	$1,708,267,073	$-	$1,708,267,073

NNY	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$-	$167,643,340	$-	$167,643,340

Total	$-	$167,643,340	$-	$167,643,340

NAN	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$-	$623,805,945	$-	$623,805,945

Total	$-	$623,805,945	$-	$623,805,945

NQP	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Municipal Bonds	$-	$799,913,750	$100	$799,913,850
Common Stocks	-	-	43,225,016	43,225,016
Variable Rate Senior Loan Interests	-	-	686,138	686,138
Short-Term Investments:
Municipal Bonds	-	1,400,000	-	1,400,000
Investments in Derivatives:
Total Return Swaps - OTC Uncleared*	-	(724,120)	-	(724,120)

Total	$-	$800,589,630	$43,911,254	$844,500,884

*	Represents net unrealized appreciation (depreciation) as reported in Fund’s Portfolio of Investments.

The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in these Notes to Financial Statements. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in these Notes to Financial Statements.

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

NAC	Level 3 Municipal Bonds

Balance at the beginning of period	$424,753
Gains (losses):
Net realized gains (losses)	48,466
Change in net unrealized appreciation (depreciation)	(48,466)
Purchases at cost	-
Sales at proceeds	(231,052)
Net discounts (premiums)	-
Transfers into	-
Transfers (out of)	-

Balance at the end of period	$193,701

Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$(48,466)

Notes to Financial Statements (continued)

NKX	Level 3 Municipal Bonds

Balance at the beginning of period	$54,540
Gains (losses):
Net realized gains (losses)	2,604
Change in net unrealized appreciation (depreciation)	(2,604)
Purchases at cost	-
Sales at proceeds	(29,668)
Net discounts (premiums)	-
Transfers into	-
Transfers (out of)	-

Balance at the end of period	$24,872

Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$(2,604)

	Level 3
NQP	Common Stocks	Municipal Bonds	Variable Rate Senior Loan Interests

Balance at the beginning of period	$-	$100	$14,096
Gains (losses):
Net realized gains (losses)	-	-	-
Change in net unrealized appreciation (depreciation)	-	-	37,176
Purchases at cost	-	-	634,838
Sales at proceeds	-	-	-
Net discounts (premiums)	-	-	28
Transfers into	43,225,016	-	-
Transfers (out of)	-	-	-

Balance at the end of period	$43,225,016	$100	$686,138

Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$(7,460,289)	$-	$37,176

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of the end of the reporting period, were as follows:

Fund	Asset Class	Market Value	Techniques	Unobservable Inputs	Range	Weighted Average

NKX	Municipal Bonds	$24,872	Expected Recovery	Recovery Proceeds	100%	N/A

Fund	Asset Class	Market Value	Techniques	Unobservable Inputs	Range	Weighted Average

NAC	Municipal Bonds	$193,701	Expected Recovery	Recovery Proceeds	100%	N/A

Fund	Asset Class	Market Value	Techniques	Unobservable Inputs	Range	Weighted Average

NQP	Variable Rate Senior Loan Interests	$686,238	Expected Recovery	Recovery Proceeds	100%	N/A

	Common Stocks	43,225,016	Enterprise Value	EBITDA Multiples	10.50-12.50	N/A

Total		$43,911,254

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
NQP	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)

Common Stocks	$-	$-	$-	$(43,225,016)	$43,225,016	$-

4.	Portfolio Securities

Inverse Floating Rate Securities: Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

A Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Floating Rate Obligations: Self- Deposited Inverse Floaters	Floating Rate Obligations: Externally-Deposited Inverse Floaters	Total

NAZ	$–	$–	$–

NKX	33,485,000	–	33,485,000

NCA	–	–	–

NAC	44,585,000	–	44,585,000

NXJ	64,055,000	–	64,055,000

NRK	13,480,000	–	13,480,000

NNY	–	–	–

NAN	28,840,000	–	28,840,000

NQP	108,590,000	–	108,590,000

Notes to Financial Statements (continued)

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:

Fund	Average Floating Rate Obligations Outstanding	Average Annual Interest Rate And Fees

NAZ	$–	–%

NKX	33,485,000	3.92

NCA	–	–

NAC	44,585,000	4.06

NXJ	61,479,616	4.03

NRK	13,480,000	3.91

NNY	–	–

NAN	28,840,000	3.91

NQP	108,946,507	3.92

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows (sometimes referred to as “shortfall payments”). Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Fund	Maximum Exposure to Recourse Trusts: Self-Deposited Inverse Floaters	Maximum Exposure to Recourse Trusts: Externally-Deposited Inverse Floaters	Total

NAZ	$–	$–	$–

NKX	33,485,000	–	33,485,000

NCA	–	–	–

NAC	44,585,000	–	44,585,000

NXJ	64,055,000	–	64,055,000

NRK	13,480,000	–	13,480,000

NNY	–	–	–

NAN	28,840,000	–	28,840,000

NQP	108,590,000	–	108,590,000

Zero Coupon Securities: A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Purchases and Sales: Long-term purchases and sales during the current fiscal period were as follows:

Fund	Non-U.S. Government Purchases	Non-U.S. Government Sales and Maturities

NAZ	$22,073,644	$21,349,635

NKX	91,609,076	80,144,875

NCA	24,165,696	20,778,249

NAC	119,641,412	132,772,714

NXJ	85,787,025	108,835,420

NRK	159,191,407	174,405,297

NNY	7,994,070	5,106,783

NAN	26,539,283	24,335,694

NQP	120,156,771	101,678,671

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

5.	Derivative Investments

Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Total Return Swap Contracts: During the current fiscal period, NQP used total return swaps to help manage the equity risk of the portfolio’s Vistra Vision exposure.

In a total return swap, one party agrees to pay the other the total return of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund entered into a total return swap involving an underlying index or basket of securities to create exposure to a number of securities in a single trade. An index total return swap can be used by the Fund to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Total return swap contracts are valued daily. Changes in the value of a total return swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-counter (“OTC”) swaps, the daily change in market value of the swap contract, along with any daily interest accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities.

The average notional amount of Total Return swap contracts outstanding during the current fiscal period was as follows:

Fund	Average Notional Amount of Swap Contracts Outstanding*

NQP	$10,928,865

* The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Notes to Financial Statements (continued)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

						Gross Amounts Not Offset on the Statement of Assets and Liabilities

Fund	Counterparty	Gross Unrealized Appreciation Total Return Swaps**	Gross Unrealized (Depreciation) Total Return Swaps**	Net Unrealized Appreciation (Depreciation) on Total Return Swaps	Total Return Swaps Premium Paid (Received)	Financial Instruments***	Collateral Pledged to (from) Counterparty	Net Exposure

NQP	Bank of America, N.A.	$ -	$(682,895)	$(682,895)	$-	$-	$-	$(682,895)

	Goldman Sachs International	22,431	(64,812)	(42,381)	-	-	-	(42,381)

	Toronto-Dominion Bank	1,156	-	1,156	-	-	-	1,156

**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
***	Represents inverse floating rate securities available to offset.

As of the end of the reporting period, the Funds have invested in derivative contracts which are reflected in the Statement of Assets and Liabilities as follows:

		Asset Derivatives		Liability Derivatives

Derivative Instrument	Risk Exposure	Location	Value	Location	Value

NQP
Swap contracts	Equity	Unrealized appreciation on swap contracts	$23,587	Unrealized depreciation on swap contracts	$(747,707)

During the current fiscal period, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative Instrument	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)

NQP
Swap contracts	Equity	$–	$(724,120)

Market and Counterparty Credit Risk: In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

6.	Fund Shares

Common Share Transactions: Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NAZ

	Six Months Ended 8/31/24	Year Ended 2/29/24	Year Ended 2/28/23
Common Shares:
Issued to shareholders due to reinvestment of distributions	–	–	7,827
Repurchased and retired	–	(5,500)	–
Total	–	(5,500)	7,827
Price per share repurchased and retired	–	9.94	–
Discount per share repurchased and retired	–%	(16.65)%	–%

	NAC

	Six Months Ended 8/31/24	Year Ended 2/29/24	Year Ended 2/28/23
Common Shares:
Repurchased and retired	–	(13,000)	–
Total	–	(13,000)	–
Price per share repurchased and retired	–	9.96	–
Discount per share repurchased and retired	-%	(16.91)%	-%

	NXJ

	Six Months Ended 8/31/24	Year Ended 2/29/24	Year Ended 2/28/23
Common Shares:
Repurchased and retired	–	(250,000)	–
Total	–	(250,000)	–
Price per share repurchased and retired	–	11.43	–
Discount per share repurchased and retired	-%	(16.32)%	-%

	NAN

	Six Months Ended 8/31/24	Year Ended 2/29/24	Year Ended 2/28/23
Common Shares:
Repurchased and retired	–	(15,000)	–
Total	–	(15,000)	–
Price per share repurchased and retired	–	9.85	–
Discount per share repurchased and retired	-%	(16.90)%	-%

	NQP

	Six Months Ended 8/31/24	Year Ended 2/29/24	Year Ended 2/28/23
Common Shares:
Repurchased and retired	–	(165,540)	–
Total	–	(165,540)	–
Price per share repurchased and retired	–	11.21	–
Discount per share repurchased and retired	-%	(15.99)%	-%

Preferred Shares

Adjustable Rate MuniFund Term Preferred Shares: The following Fund has issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.

The details of the Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

Notes to Financial Statements (continued)

Fund	Series	Shares Outstanding	Liquidation Preference	Liquidation Preference, net of deferred offering costs

NAZ	2028	883	$88,300,000	$88,263,062

NAN	2028	1,270	$127,000,000	$126,958,686

The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.

In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:

Fund	Notice Period	Series	Term Redemption Date	Premium Expiration Date

NAZ	180-day	2028	December 1, 2028*	February 13, 2019

NAN	360-day	2028	December 1, 2028*	November 30, 2019

*	Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

Fund	Average Liquidation Preference of AMTP Shares Outstanding	Annualized Dividend Rate

NAZ	$ 88,300,000	4.29%
NAN	127,000,000	4.35

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “AMTP Shares, Net” on the Statement of Assets and Liabilities.

AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Payable for interest” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with the Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “AMTP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

MuniFund Preferred Shares: NKX, NAC and NRK have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publicly available.

The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the MFP Share.

• Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

• Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. During the current reporting period, the Adviser has determined that the fair value of the shares approximated their liquidation preference.

• Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MFP Shares, Net” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Payable for interest” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.

Costs incurred in connection with the Fund’s offering of MFP Shares were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MFP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, details of each Fund’s MFP Shares outstanding were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference	Liquidation Preference, net of deferred offering costs	Term Redemption Date	Mode	Mode Termination Date
NKX	A	1,404	$140,400,000	$140,047,670	October 1, 2047	VRRM	N/A
NAC	A	2,750	$275,000,000	$274,916,437	January 3, 2028	VRM	January 3, 2028*
NRK	A	800	$80,000,000	$79,617,707	May 1, 2047	VRRM	May 1, 2047

*	Subject to early termination by either the Fund or the holder.

The average liquidation preference of MFP Shares outstanding and the annualized dividend rate for the Fund during the current fiscal period were as follows:

Notes to Financial Statements (continued)

Fund	Average Liquidation Preference of MFP Shares Outstanding	Annualized Dividend Rate

NKX	$140,400,000	3.92%

NAC	275,000,000	4.69

NRK	80,000,000	3.92

Variable Rate Demand Preferred Shares: The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, NKX, NAC, NXJ, NRK, NAN and NQP had $255,716,963, $905,470,524, $312,772,200, $582,278,277, $88,295,847 and $216,871,770 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Remarketing Fees*	Liquidation Preference	Special Rate Period Expiration	Maturity
NKX	3	427	0.05%	$42,700,000	N/A	March 1, 2040
	4	1,090	0.10%	$109,000,000	N/A	December 1, 2040
	6	1,050	0.10%	$105,000,000	N/A	June 1, 2046
NAC	1	1,362	0.10%	$136,200,000	N/A	June 1, 2041
	2	910	N/A**	$91,000,000	February 5, 2025	December 1, 2040
	4	1,056	0.10%	$105,600,000	N/A	December 1, 2042
	5	1,589	N/A**	$158,900,000	September 2, 2026	August 1, 2040
	6	1,581	0.10%	$158,100,000	N/A	August 1, 2040
	7	980	0.10%	$98,000,000	N/A	August 3, 2043
	8	1,600	N/A**	$160,000,000	November 6, 2026***	November 6, 2026
NXJ	1	810	N/A**	$81,000,000	July 16, 2025	August 3, 2043
	2	1,443	N/A**	$144,300,000	April 1, 2043***	April 1, 2043
	3	886	N/A**	$88,600,000	April 1, 2043***	April 1, 2043
NRK	1	1,123	0.10%	$112,300,000	N/A	August 1, 2040
	2	1,348	0.10%	$134,800,000	N/A	August 1, 2040
	3	1,617	0.10%	$161,700,000	N/A	December 1, 2040
	5	1,750	0.05%	$175,000,000	N/A	June 1, 2046
NAN	1	890	0.05%	$89,000,000	N/A	March 1, 2040
NQP	2	1,125	N/A**	$112,500,000	December 1, 2042***	December 1, 2042
	3	1,050	N/A**	$105,000,000	December 1, 2042***	December 1, 2042

*	Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
**	Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.
***	Subject to earlier termination by either the Fund or the holder.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

NAC’s Series 2, Series 5 and Series 8 VRDP Shares and all series of NXJ and NQP’s VRDP Shares are considered to be Special Rate VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarking fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, or the Board may approve a subsequent special rate period.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

Fund	Average Liquidation Preference of VRDP Shares Outstanding	Annualized Dividend Rate

NKX	$256,700,000	3.50%

NAC	907,800,000	3.91

NXJ	313,900,000	4.46

NRK	583,800,000	3.51

NAN	89,000,000	3.56

NQP	217,500,000	4.46

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “VRDP Shares, Net” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Payable for interest” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “VRDP Shares, Net” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund may also pay a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions: Transactions in preferred shares during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in AMTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2023
NAN	Series	Shares	Amount
AMTP Shares redeemed	2028	(200)	$(20,000,000)

Transactions in MFP Shares for the Funds, where applicable, were as follows:

	Year Ended February 29, 2024
NAC	Series	Shares	Amount
MFP Shares redeemed	A	(450)	$(45,000,000)

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended February 29, 2024
NAC	Series	Shares	Amount
VRDP Shares redeemed	3	(498)	$(49,800,000)
NKX	Series	Shares	Amount
VRDP Shares redeemed	2	(355)	$(35,500,000)

Notes to Financial Statements (continued)

NRK	Series	Shares	Amount
VRDP Shares redeemed	2	(300)	$(30,000,000)
	4	(500)	(50,000,000)
Total		(800)	$(80,000,000)

7.	Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, and in the case of NKX and NRK, the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to nondeductible expenses, taxable market discount, taxes paid, and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund’s net assets.

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

NAZ	$237,725,632	$4,371,454	$(4,541,375)	$(169,921)

NKX	980,351,313	56,842,465	(21,220,352)	35,622,113

NCA	297,374,977	16,219,596	(6,567,053)	9,652,543

NAC	2,937,587,138	130,743,948	(67,462,582)	63,281,366

NXJ	874,254,920	26,966,143	(30,194,041)	(3,227,898)

NRK	1,644,712,508	61,483,438	(11,408,873)	50,074,565

NNY	164,003,621	4,690,519	(1,050,800)	3,639,719

NAN	582,238,316	18,351,426	(5,623,797)	12,727,629

NQP	735,076,358	41,668,918	(40,834,392)	834,526

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income[1]	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total

NAZ	$–	$–	$–	$(169,921)	$(7,757,189)	$–	$(840,302)	$(8,767,412)

NKX	–	1,903	–	35,622,113	(32,564,369)	–	(3,611,545)	(551,898)

NCA	1,324,667	–	–	9,652,543	(11,553,607)	–	(960,138)	(1,536,535)

NAC	–	430	–	63,281,366	(151,684,484)	–	(10,637,071)	(99,039,759)

NXJ	–	424	–	(3,227,898)	(11,750,111)	–	(3,236,785)	(18,214,370)

NRK	–	43,556	–	50,074,565	(160,181,935)	–	(6,019,236)	(116,083,050)

NNY	712,200	–	–	3,639,719	(11,255,762)	–	(528,809)	(7,432,652)

NAN	–	–	–	12,727,629	(57,615,413)	–	(2,220,216)	(47,108,000)

NQP	–	82,922	–	834,526	(9,244,842)	–	(2,902,989)	(11,230,383)

[1]	Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on August 1, 2024 and paid on September 2, 2024.

The tax character of distributions paid was as follows:

	Six Months Ended 8/31/24				Year Ended 2/29/24				Year Ended 2/28/23
	Tax-Exempt Income[1]	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital
NAZ	$2,403,327	$-	$-	$1,595,349	$4,405,935	$-	$-	$161,896	$6,012,110	$68,069	$-	$–
NKX	11,921,842	4,346	-	6,179,059	24,422,742	2,711	-	–	28,776,323	20,999	-	–
NCA	5,760,826	-	-	–	11,486,078	35,575	-	–	10,528,407	-	-	–
NAC	34,523,783	861	-	18,660,712	64,294,441	414,965	-	2,155,459	82,119,918	234,330	-	–
NXJ	9,312,199	818	-	6,149,334	14,708,386	17,142	-	1,133,097	23,079,637	26,359	-	–
NRK	20,531,002	101,293	-	9,594,738	38,381,531	2,004	-	–	46,060,243	-	-	–
NNY	3,172,856	-	-	–	6,295,084	12,857	-	–	5,530,961	49,868	-	–
NAN	7,823,102	-	-	3,324,232	14,373,601	-	-	–	16,609,131	112,292	-	–
NQP	7,325,183	201,739	-	6,262,274	12,490,374	8,216	-	988,269	18,528,690	106,907	-	–

[1]	Each Fund designates these amounts paid during the period as Exempt Interest Dividends.

As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total

NAZ	$3,047,069	$4,710,120	$7,757,189

NKX	13,521,456	19,042,913	32,564,369

NCA	4,740,791	6,812,816	11,553,607

NAC	86,326,146	65,358,338	151,684,484

NXJ	1,264,820	10,485,291	11,750,111

NRK	102,167,917	58,014,018	160,181,935

NNY[1]	6,337,027	4,918,735	11,255,762

NAN	37,698,622	19,916,791	57,615,413

NQP	5,328,901	3,915,941	9,244,842

[1]	A portion of NNY’s capital loss carryforwards is subject to an annual limitation under the Internal Revenue Code and related regulations.

As of year end, the Funds utilized the following capital loss carryforwards:

Fund	Utilized

NAZ	$–

NKX	–

NCA	–

NAC	–

NXJ	–

NRK	–

NNY	–

NAN	–

NQP	5,365,171

8.	Management Fees and Other Transactions with Affiliates

Management Fees: Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser, and for NCA and NNY a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Notes to Financial Statements (continued)

NCA and NNY pay an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of each Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of each Fund.

The annual fund-level fee, payable monthly, for NAZ, NKX, NAC, NXJ, NRK, NAN and NQP is calculated according to the following schedules:

Average Daily Managed Assets*	NAZ	NKX	NAC	NXJ	NRK	NAN	NQP
For the first $125 million	0.4500%	0.4500%	0.4500%	0.4500%	0.4500%	0.4500%	0.4500%
For the next $125 million	0.4375	0.4375	0.4375	0.4375	0.4375	0.4375	0.4375
For the next $250 million	0.4250	0.4250	0.4250	0.4250	0.4250	0.4250	0.4250
For the next $500 million	0.4125	0.4125	0.4125	0.4125	0.4125	0.4125	0.4125
For the next $1 billion	0.4000	0.4000	0.4000	0.4000	0.4000	0.4000	0.4000
For the next $3 billion	0.3750	0.3750	0.3750	0.3750	0.3750	0.3750	0.3750
For managed assets over $5 billion	0.3625	0.3625	0.3625	0.3625	0.3625	0.3625	0.3625

For the period March 1, 2024 through April 30, 2024, the annual complex-level fee, payable monthly, for each Fund was calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.

Effective May 1, 2024, the annual complex-level fee, payable monthly, for each fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Complex-Level Fee
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350
For the next $200 billion	0.1325
For eligible assets over $400 billion	0.1300
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end funds and Nuveen branded open-end funds (“Nuveen Mutual Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds, Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate, Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of August 31, 2024, the annual complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee

NAZ	0.1570%

NKX	0.1570%

NCA	0.1570%

NAC	0.1570%

NXJ	0.1570%

NRK	0.1570%

NNY	0.1570%

NAN	0.1570%

NQP	0.1570%

Other Transactions with Affiliates: Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser or by an affiliate of the Adviser (each an, “Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

Fund	Purchases	Sales	Realized Gain (Loss)

NAZ	$–	$2,862,834	$ (152,473)

NKX	–	–	–

NCA	–	–	–

NAC	–	–	–

NXJ	–	–	–

NRK	–	–	–

NNY	–	–	–

NAN	–	–	–

NQP	2,000,000	–	–

9.	Commitments and Contingencies

In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments other then those disclosed in the Notes to Financial Statements, when applicable.

From time to time, the Funds may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s) the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.

10.	Borrowing Arrangements

Committed Line of Credit: The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.700 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2025 unless extended or renewed.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a

Notes to Financial Statements (continued)

component of “Interest expense and amortization of offering costs” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

Fund	Maximum Outstanding Balance

NAZ	$ 3,926,813

NKX	14,100,000

NCA	2,684,830

NAC	42,905,047

NXJ	–

NRK	12,192,790

NNY	235,728

NAN	–

NQP	10,092,694

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Fund	Utilization Period (Days Outstanding)	Average Daily Balance Outstanding	Average Annual Interest Rate

NAZ	3	$3,926,813	6.53%

NKX	8	7,603,274	6.53

NCA	3	2,684,830	6.53

NAC	14	29,410,796	6.53

NXJ	–	–	–

NRK	4	12,192,790	6.53

NNY	3	235,728	6.53

NAN	–	–	–

NQP	4	10,092,694	6.53

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

Inter-Fund Borrowing and Lending: The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

11.	Subsequent Events

Sale of Vistra Vision interests: As disclosed in the Portfolio of Investments, on September 18, 2024, Vistra Corp. (“Vistra”) and Nuveen agreed to terms for the sale of the Vistra Vision interest. In exchange for its membership interest in Vistra Vision, the Fund will receive $36,729,474 over a series of payments from Vistra through December 31, 2026. The resulting receivable, net of transaction costs, has been discounted to reflect these future payments. As of September 18, 2024, the net receivable for the sale of Vistra Vision was as follows:

Fund	Net receivable for the sale of Vistra Vision
NQP	$35,842,398

Total Return Swap Contracts: In connection with the sale of the Vistra Vision interests noted above, as of October 8, 2024, NQP is no longer invested in the total return swaps that were used to help manage the equity risk of the portfolio’s Vistra Vision exposure.

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN ARIZONA QUALITY MUNICIPAL INCOME FUND (NAZ)

Investment Objectives

The Fund’s primary investment objective is current income exempt from both regular federal income taxes and Arizona individual income taxes, and its secondary investment objective is the enhancement of portfolio value relative to the Arizona municipal bond market through investments in tax-exempt Arizona Municipal Obligations (as defined below) that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal and Arizona income taxes.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives, (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal and Arizona income taxes, (iii) policy (as described below) that it may not issue debt securities that rank senior to Preferred Shares (as defined below) other than for temporary or emergency purposes and (iv) policy (as described below) that it may not borrow money, except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund invests in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal and Arizona income tax (for purposes of the Fund’s investment objectives, “Arizona Municipal Obligations”).

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and Arizona income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The municipal securities in which the Fund invests are generally issued by the State of Arizona, a municipality of Arizona, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s sub-adviser to be reliable), is exempt from regular federal and Arizona income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and Arizona income taxes.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

Shareholder Update (Unaudited) (continued)

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long-term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”) and investments in inverse floating rate securities. However, pursuant to its fundamental policies, the Fund may not (i) issue debt securities that rank senior to Preferred Shares other than for temporary or emergency purposes and (ii) borrow money (including reverse repurchase agreements), except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

NUVEEN CALIFORNIA AMT-FREE QUALITY MUNICIPAL INCOME FUND (NKX)

Investment Objectives

The Fund’s investment objectives are (i) to provide current income exempt from regular federal income tax, the federal alternative minimum tax applicable to individuals and California income tax and (ii) to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that the Fund’s investment adviser and/or the Fund’s sub-adviser, believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from federal and California income taxes.

As a non-fundamental policy, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

•

The Fund will invest at least 80% of its Managed Assets in investment grade municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub- adviser.

•

The Fund may invest up to 10% of its Managed Assets in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from federal and California income taxes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Additionally, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase, such policy may not be changed without 60 days’ prior notice to shareholders.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from U.S. federal and California income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

Shareholder Update (Unaudited) (continued)

The municipal securities in which the Fund generally invests are issued by the State of California, a municipality in California, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s sub-adviser to be reliable), is exempt from regular federal and California personal income taxes and is also exempt from the federal alternative minimum tax applicable to individuals.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax applicable to individuals. However, the Fund will only invest in private activity bonds that are not subject to the federal alternative minimum tax.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long-term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities. The Fund may borrow (including reverse repurchase agreements) from banks for temporary or emergency purposes, or to repurchase its shares. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

Shareholder Update (Unaudited) (continued)

NUVEEN CALIFORNIA MUNICIPAL VALUE FUND (NCA)

Investment Objectives

The Fund’s primary investment objective is to provide current income exempt from regular federal and California income taxes. The Fund’s secondary investment objective is to enhance portfolio value relative to the California municipal bond market by investing in tax-exempt California municipal securities that the Fund’s investment adviser and/or the Fund’s sub-adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal and California income taxes.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser. Investment grade securities may include securities that, at the time of investment, are rated below investment grade, so long as at least one NRSRO rates such securities within the four highest grades (such securities are commonly referred to as split-rated securities).

•

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•

No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•	The Fund will not invest more than 25% of its total assets in municipal securities in any one industry.

•	.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives, (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal and California income taxes and (iii) policy (as described below) that it will not leverage its capital structure by issuing senior securities such as Preferred Shares or debt instruments, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Additionally, with respect to the Fund’s policy of investing at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser, such policy may not be changed without 60 days’ prior notice to shareholders.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and California income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The municipal securities in which the Fund invests are generally issued by the State of California, a municipality in California, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the investment adviser to be reliable), is exempt from both regular federal income taxes and California personal income tax, although the interest may be subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

Shareholder Update (Unaudited) (continued)

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long-term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

Use of Leverage

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities (as defined under the 1940 Act), such as preferred shares or debt instruments. However, the Fund may borrow (including reverse repurchase agreements) for temporary or emergency purposes and invest in certain instruments, including inverse floating rate securities that have the economic effect of leverage.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

NUVEEN CALIFORNIA QUALITY MUNICIPAL VALUE FUND (NAC)

Investment Objectives

The Fund’s investment objectives are to provide current income exempt from regular federal and California income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, that pay interest exempt from federal and California income taxes.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (an “NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•

No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities

•	The Fund may invest 25% or more of its total assets in municipal securities in the same economic sector.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments that pay interest exempt from federal and California income taxes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Additionally, with respect to the Fund’s policy of investing at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser, such policy may not be changed without 60 days’ prior notice to shareholders.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and California person income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

Shareholder Update (Unaudited) (continued)

The municipal securities in which the Fund invests are generally issued by the State of California, a municipality in California, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the investment adviser to be reliable), is exempt from both regular federal income taxes and California personal income tax, although the interest may be subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long-term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”) and investments in inverse floating rate securities. The Fund may borrow money (including reverse repurchase agreements) from banks for temporary or emergency purposes, or to repurchase its shares. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

Shareholder Update (Unaudited) (continued)

NUVEEN NEW JERSEY QUALITY MUNICIPAL INCOME FUND (NXJ)

Investment Objectives

The Fund’s investment objectives are to provide current income exempt from regular federal and New Jersey income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, at least 80% of its Assets (as defined below), in municipal securities and other related investments, the income from which is exempt from regular federal and New Jersey state income taxes.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest at least 80% of its Managed Assets in investment grade municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•

No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

•

The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of its Managed Assets would be represented by futures contracts or more than 5% of its Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives, (ii) policy of investing at least 80% of its Assets, in municipal securities and other related investments, the income from which is exempt from regular federal and New Jersey income taxes and (iii) policy that it may not issue debt securities that rank senior to Preferred Shares other than for temporary or emergency purposes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from U.S. federal and New Jersey personal income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The municipal securities in which the Fund invests are generally issued by the State of New Jersey, a municipality in New Jersey, or a political subdivision or agency or instrumentality of such State or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s investment adviser and/or the Fund’s sub-adviser to be reliable), is exempt from regular federal income tax and New Jersey personal income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal bonds issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal and New Jersey income taxes.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax applicable to individuals. However, the Fund will only invest in private activity bonds that are not subject to the federal alternative minimum tax.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

Shareholder Update (Unaudited) (continued)

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities and reverse repurchase agreements. However, pursuant to its fundamental policies, the Fund may not (i) issue senior securities other than Preferred Shares and (ii) borrow money (including reverse repurchase agreements), except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

NUVEEN NEW YORK AMT-FREE QUALITY MUNICIPAL INCOME FUND (NRK)

Investment Objectives

The Fund’s investment objectives are to provide current income exempt from regular federal, New York State and New York City income taxes and from the federal alternative minimum tax applicable to individuals and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal and New York State and New York City income taxes and from the federal alternative minimum tax applicable to individuals.

As a non-fundamental policy, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest at least 80% of its Managed Assets in investment grade municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub- adviser.

•

No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal and New York State and New York City income taxes and from the federal alternative minimum tax applicable to individuals, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund invests in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal, New York State and New York City income tax.

Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from U.S. federal income tax and New York State and New York City income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

Shareholder Update (Unaudited) (continued)

The municipal securities in which the Fund invests are generally issued by the State of New York, a municipality in New York, or a political subdivision or agency or instrumentality of such State or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Investment Adviser to be reliable), is exempt from regular federal, New York State and New York City personal income taxes and the federal alternative minimum tax. The Fund may invest in municipal bonds issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal, New York State and New York City personal income taxes and the federal alternative minimum tax.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax applicable to individuals. However, the Fund will only invest in private activity bonds that are not subject to the federal alternative minimum tax.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities. The Fund may borrow (including reverse repurchase agreements) from banks for temporary or emergency purposes, or to repurchase its shares. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

Shareholder Update (Unaudited) (continued)

NUVEEN NEW YORK MUNICIPAL VALUE FUND (NNY)

Investment Objectives

The Fund’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt New York municipal obligations, current interest income exempt from both federal and New York State and New York City personal income taxes. The Fund’s secondary investment objective is to achieve enhancement of portfolio value through investments in tax-exempt New York municipal obligations that, in the opinion of the Fund’s investment adviser and/or the Fund’s sub-adviser, are underrated or represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal, New York State and New York City income taxes.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser. Investment grade securities may include securities that, at the time of investment, are rated below investment grade, so long as at least one NRSRO rates such securities within the four highest grades (such securities are commonly referred to as split-rated securities).

•

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•

No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

•	The Fund will not invest more than 25% of its total assets in municipal securities in any one industry.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives, (ii) policy of investing at least at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal, New York State and New York City income taxes and (iii) policy (as described below) that it will not leverage its capital structure by issuing senior securities such as Preferred Shares or debt instruments, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund invests in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal, New York State and New York City income tax.

Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and New York State and New York City income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The municipal securities in which the Fund invests are generally issued by the State of New York, a municipality of New York, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Asset Management to be reliable), is exempt from regular federal, New York State and New York City income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal, New York State and New York City income taxes.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

Shareholder Update (Unaudited) (continued)

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

Use of Leverage

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as Preferred Shares or debt instruments, except in connection with bank borrowing and derivatives transactions (subject to certain investment restrictions). However, the Fund may borrow (including reverse repurchase agreements) for temporary, emergency or other purposes as permitted by the 1940 Act, and invest in certain instruments, including inverse floating rate securities that have the economic effect of leverage. The Fund may source leverage through investments in inverse floating rate securities, which have the economic effect of leverage.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

NUVEEN NEW YORK QUALITY MUNICIPAL INCOME FUND (NAN)

Investment Objectives

The Fund’s investment objectives are to provide current income exempt from regular federal, New York State and New York City income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser and/or the Fund’s sub-adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal, New York State and New York City income taxes.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (an “NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•

No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•	The Fund also may invest up to 15% of its Managed Assets in inverse floating rate securities.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s investment objectives and its policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal, New York State and New York City income taxes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund invests in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal, New York State and New York City income tax.

Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and New York State and New York City personal income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The municipal securities in which the Fund invests are generally issued by the State of New York, a municipality of New York, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Asset Management to be reliable), is exempt from regular federal, New York State and New York City income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal, New York State and New York City income taxes.

The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

Shareholder Update (Unaudited) (continued)

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”) and investments in inverse floating rate securities. The Fund may borrow money (including reverse repurchase agreements) from banks for temporary or emergency purposes, or to repurchase its shares. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which municipal obligations are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

Shareholder Update (Unaudited) (continued)

NUVEEN PENNSYLVANIA QUALITY MUNICIPAL FUND (NQP)

Investment Objectives

The Fund’s investment objectives are to provide current income exempt from regular federal and Pennsylvania income taxes and to enhance portfolio value relative to the Pennsylvania municipal bond market by investing in tax-exempt Pennsylvania municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments that pay interest exempt from regular federal and Pennsylvania income taxes.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub- adviser.

•

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

•

The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

•	The Fund will generally maintain an investment portfolio with an overall weighted average maturity of greater than 10 years.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments that pay interest exempt from regular federal and Pennsylvania income taxes and (iii) policy (as described below) that it may not borrow money, except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and Pennsylvania personal income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The municipal securities in which the Fund invests are generally issued by the Commonwealth of Pennsylvania (the “Commonwealth”), a municipality in Pennsylvania, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s investment adviser to be reliable), is exempt from both regular federal income taxes and Pennsylvania personal income tax, although the interest may be subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

Shareholder Update (Unaudited) (continued)

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities. However, pursuant to its fundamental policy, the Fund may not borrow money (including reverse repurchase agreements), except from banks for temporary or emergency purposes, or to repurchase its shares, subject to certain restrictions. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	NAZ	NKX	NCA	NAC	NXJ	NRK	NNY	NAN	NQP

Portfolio Level Risks
Alternative Minimum Tax Risk	X	-	X	X	X	-	X	X	X
Below Investment Grade Risk	X	X	X	X	X	X	X	X	X
Call Risk	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X
Credit Spread Risk	X	X	X	X	X	X	X	X	X
Deflation Risk	X	X	X	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X
Distressed or Defaulted Securities Risk	X	X	X	X	X	X	X	X	X
Duration Risk	X	X	X	X	X	X	X	X	X
Economic Sector Risk	X	X	X	X	X	X	X	X	X
Floating and Variable Rate Securities Risk	X	X	X	X	X	X	X	X	X
Financial Futures and Options Transactions Risk	X	X	X	X	X	X	X	X	X
Hedging Risk	X	X	X	X	X	X	X	X	X
Income Risk	X	X	X	X	X	X	X	X	X
Inflation Risk	X	X	X	X	X	X	X	X	X
Insurance Risk	X	X	X	X	X	X	X	X	X
Interest Rate Risk	X	X	X	X	X	X	X	X	X
Inverse Floating Rate Securities Risk	X	X	X	X	X	X	X	X	X
Municipal Securities Risk	X	X	X	X	X	X	X	X	X
Municipal Securities Market Liquidity Risk	X	X	X	X	X	X	X	X	X
Municipal Securities Market Risk	X	X	X	X	X	X	X	X	X
Other Investment Companies Risk	X	X	X	X	X	X	X	X	X
Puerto Rico Municipal Securities Market Risk	X	X	X	X	X	X	X	X	X
Reinvestment Risk	X	X	X	X	X	X	X	X	X
Restricted and Illiquid Investments Risk	X	X	X	X	X	X	X	X	X
Special Considerations Related to Single State Concentration Risk	X	X	X	X	X	X	X	X	X
Special Risks Related to Certain Municipal Obligations	X	X	X	X	X	X	X	X	X
Structured Products Risk	X	X	X	X	X	X	X	X	X
Swap Transactions Risk	X	X	X	X	X	X	X	X	X
Tax Risk	X	X	X	X	X	X	X	X	X
Taxability Risk	X	X	X	X	X	X	X	X
Tobacco Settlement Bond Risk	X	X	X	X	X	X	X	X	X
Unrated Securities Risk	X	X	X	X	X	X	X	X	X
Valuation Risk	X	X	X	X	X	X	X	X	X
When-Issued and Delayed-Delivery Transactions Risks	X	X	X	X	X	X	X	X	X
Zero Coupon Bonds Risk	X	X	X	X	X	X	X	X	X

Shareholder Update (Unaudited) (continued)

Risk	NAZ	NKX	NCA	NAC	NXJ	NRK	NNY	NAN	NQP

Fund Level and Other Risks
Anti-Takeover Provisions Risk	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X
Economic and Political Events Risk	X	X	X	X	X	X	X	X	X
Fund Tax Risk	X	X	X	X	X	X	X	X	X
Global Economic Risk	X	X	X	X	X	X	X	X	X
Investment and Market Risk	X	X	X	X	X	X	X	X	X
Legislation and Regulatory Risk	X	X	X	X	X	X	X	X	X
Leverage Risk	X	X	-	X	X	X	-	X	X
Market Discount from Net Asset Value	X	X	X	X	X	X	X	X	X
Recent Market Conditions	X	X	X	X	X	X	X	X	X
Reverse Repurchase Agreement Risk	X	X	X	X	X	X	X	X	X

Portfolio Level Risks:

Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.

It is possible that regulatory or other developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.

Distressed or Defaulted Securities Risk. Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time of acquisition, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing

Shareholder Update (Unaudited) (continued)

districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in one or more particular sectors, the Fund’s performance may be subject to additional risk and variability.

Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.

Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.

Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. If the Fund invests in floating rate securities, the market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate securities may decline due to lower coupon payments on floating-rate securities.

Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.

Municipal Securities Risk. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.

To the extent that a fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory and may involve greater risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal securities issuers in that state or territory and therefore the value of a fund’s investment portfolio.

Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.

Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the

Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.

Shareholder Update (Unaudited) (continued)

Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.

These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Restricted and Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Special Considerations Related to Single State Concentration Risk. Because the Fund primarily invests in municipal securities from a single state, the Fund is more susceptible to political, economic or regulatory factors affecting issuers of single state municipal securities. Information regarding the financial condition of the state is ordinarily included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds for the state.

Additionally, the states are party to numerous legal proceedings, many of which normally occur in governmental operations. The creditworthiness of obligations issued by local issuers of the state may be unrelated to the creditworthiness of obligations issued by the state, and that there is no obligation on the part of the state to make payment on such local obligations in the event of default.

Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.

Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Structured Products Risk. In addition to the general risks associated with investments in debt securities, holders of structured products bear risks of the underlying investments, index or reference obligation (collectively, the “reference instrument”) and are subject to counterparty, valuation and liquidity risks. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the reference instrument will rise or fall, but prices of the reference instrument (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Structured products may also be less liquid, more volatile and more difficult to price than other types of securities.

Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts, interest rate swaps, and MMD Rate Locks. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/ or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.

Tobacco Settlement Bond Risk. The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

When-Issued and Delayed-Delivery Transactions Risk. The Fund may invest in securities on a “when-issued” or “delayed-delivery” basis. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Declaration of Trust and the Fund’s by-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and

Shareholder Update (Unaudited) (continued)

called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.

Fund Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and assets prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, war, natural and environmental disasters, the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include Hamas’ attack on Israel in October 2023 and the ensuing conflict, the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.

The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market. There is no assurance that the Fund’s use of leverage will be successful.

The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The amount of fees paid to the investment adviser and the sub-adviser for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets – this may create an incentive for the investment adviser and the sub-adviser to leverage the Fund or increase the Fund’s leverage.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/ or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and it’s possible that this conflict could escalate into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates, and while the Fed has recently lowered the federal funds rate, it has signaled an intention to maintain relatively higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.

Shareholder Update (Unaudited) (continued)

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of August 31, 2024 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Fund on such instruments (based on actual leverage costs incurred during the fiscal year ended August 31, 2024) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as certain derivative instruments and investments in inverse floating rate securities.

The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

	NAZ	NKX	NAC	NXJ	NRK	NAN	NQP

Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	37.66%	40.62%	39.93%	40.13%	39.26%	38.86%	37.69%

Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	4.30%	4.28%	4.38%	4.41%	4.36%	4.35%	4.29%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	1.62%	1.74%	1.75%	1.77%	1.71%	1.69%	1.62%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(18.64)%	(19.77)%	(19.56)%	(19.66)%	(19.28)%	(19.12)%	(18.64%)

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(10.62)%	(11.35)%	(11.23)%	(11.31)%	(11.05)%	(10.94)%	(10.62)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(2.60)%	(2.93)%	(2.91)%	(2.95)%	(2.82)%	(2.77)%	(2.59)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	5.43%	5.49%	5.41%	5.40%	5.41%	5.41%	5.43%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	13.45%	13.91%	13.74%	13.75%	13.64%	13.59%	13.46%

Common Share total return is composed of two elements — the distributions paid by a Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should a Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, a Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Shareholder Update (Unaudited) (continued)

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a

$2.50 service fee.

Fractional Shares

The Plan Agent will confirm your acquisition made for your account as soon as practicable but not later than 60 days after the date thereof. Although you may from time to time have an undivided fractional interest (computed up to six decimal places) in a share (“fractional shares”) of the Fund within the operation of the Plan, and distributions on fractional shares will be credited to your account, no fractional shares will be transferred. In the event of termination of your account under the Plan, the Plan Agent will either (a) continue to hold your Common Shares in book-entry form, or (b) transfer a whole number of Common Shares to an intermediary of your choosing, in either case disbursing to the investor an amount of cash equal to the value of any such fractional shares valued at the then-current market value of the Fund’s Common Shares at the time of termination, less any applicable fees.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:

Principal Risks

The following risk factors were added as principal risks for all of the Funds:

Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.

Municipal Securities Risk. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s applicable sub-advisers than funds that invest in stock or other corporate investments.

To the extent that a fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory and may involve greater risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal securities issuers in that state or territory and therefore the value of a fund’s investment portfolio.

Structured Products Risk. In addition to the general risks associated with investments in debt securities, holders of structured products bear risks of the underlying investments, index or reference obligation (collectively, the “reference instrument”) and are subject to counterparty, valuation and liquidity risks. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the reference instrument will rise or fall, but prices of the reference instrument (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Structured products may also be less liquid, more volatile and more difficult to price than other types of securities.

When-Issued and Delayed-Delivery Transactions Risk. The Fund may invest in securities on a “when-issued” or “delayed-delivery” basis. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Shareholder Update (Unaudited) (continued)

The following principal risk factor has been renamed “Restricted and Illiquid Investments Risk”:

Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Investment Policies

The following investment policy has been removed from the “Investment Policies” section of the Nuveen Arizona Quality Municipal Income Fund (NAZ), Nuveen California AMT-Free Quality Municipal Income Fund (NKX), Nuveen California Municipal Value Fund (NCA), Nuveen New Jersey Quality Municipal Income Fund (NXJ), Nuveen New York AMT-Free Quality Municipal Income Fund (NRK), Nuveen New York Municipal Value Fund (NNY), Nuveen New York Quality Municipal Income Fund (NAN), Nuveen Pennsylvania Quality Municipal Income Fund (NQP) as it is duplicative of the investment policy limit required under the Investment Company Act of 1940, as amended:

•

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The following investment policy has been removed from the “Investment Policies” section of the Nuveen California Quality Municipal Income Fund (NAC), as it is duplicative of the investment policy limit required under the Investment Company Act of 1940, as amended:

•

The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Amended and Restated By-Laws

On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On February 24, 2022, the Board of the Funds suspended the Control-Share By-Law provisions. Subsequently, on February 28, 2024, the Board of the Funds adopted Amended and Restated By-Laws to eliminate the Control Share By-Law provision in its entirety. Other than the elimination of the Control Share By-Law provisions, the Amended and Restated By-Laws are identical to the previously adopted by-laws.

ADDITIONAL DISCLOSURES FOR THE FUND AS OF THE FISCAL YEAR ENDED AUGUST 31, 2024

NUVEEN CALIFORNIA AMT-FREE QUALITY MUNICIPAL INCOME FUND (NKX)

SUMMARY OF FUND EXPENSES

The purpose of the tables and the example below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of the Fund as a percentage of the average net assets applicable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses	NKX
Maximum Sales Charge (as a percentage of offering price) (1)	1.00%

Dividend Reinvestment Plan Fees (2)	$2.50

(1)

The maximum sales charge for offerings made at-the-market is 1.00%. If the Common Shares are sold to or through underwriters in an offering that is not made at-the-market, the applicable Prospectus Supplement will set forth any other applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(2)

You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

Annual Expenses (As a Percentage of Net Assets Attributable to Common Shares) (1)	NKX
Management Fees	0.98%

Interest and Other Related Expenses (2)	2.96%

Other Expenses (3)	0.08%
Total Annual Expenses	4.02%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended August 31, 2024.
(2)

Interest and Other Related Expenses reflect actual expenses and fees for leverage incurred by a Fund for the fiscal year ended August 31, 2024. The types of leverage used by the Fund during the fiscal year ended August 31, 2024 are described in the Fund Leverage and the Notes to Financial Statements sections of this annual report. Actual Interest and Other Related Expenses incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Fund continues to maintain leverage, the cost of which is tied to short-term interest rates, the Fund’s interest expenses on its short-term borrowings can be expected to rise in tandem. The Fund’s use of leverage will increase the amount of management fees paid to the Fund’s adviser and sub-advisor(s).

(3)

Other Expenses are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

Example

The following example illustrates the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The example also assumes a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Example # 1 (At-the-Market Transaction)

The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

	1 Year	3 Years	5 Years	10 Years
NKX	$50	$131	$214	$428

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the high and low net asset value (NAV) of the Common Shares, and (iii) the high and low of the premium/(discount) to NAV (expressed as a percentage) of shares of the Common Shares.

Shareholder Update (Unaudited) (continued)

NKX

	Market Price		NAV		Premium/(Discount) to NAV
Fiscal Quarter Ended	High	Low	High	Low	High	Low
August 2024	$13.40	$11.48	$13.50	$12.90	1.13%	(11.01)%
May 2024	$12.23	$11.40	$13.43	$12.88	(7.25)%	(13.65)%
February 2024	$11.65	$11.24	$13.45	$12.96	(12.41)%	(14.39)%
November 2023	$11.57	$9.80	$12.93	$11.65	(7.44)%	(16.47)%
August 2023	$11.60	$10.90	$13.21	$12.64	(10.79)%	(15.01)%
May 2023	$11.74	$10.99	$13.48	$12.76	(10.06)%	(14.74)%
February 2023	$12.90	$11.71	$13.71	$12.98	(3.08)%	(10.72)%
November 2022	$13.30	$10.83	$13.46	$12.10	(0.08)%	(11.44)%

The following table shows, as of August 31, 2024 the Fund: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and, (iv) net assets attributable to Common Shares.

August 31, 2024	NKX
NAV per Common Share	$ 13.25

Market Price	$ 13.34

Percentage of Premium/(Discount) to NAV per Common Share	0.68%

Net Assets Attributable to Common Shares	$ 629,445,892

Shares of closed-end investment companies, including the Fund, may frequently trade at prices lower than NAV, the Fund’s Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

SENIOR SECURITIES

The following table sets forth information regarding the Fund outstanding senior securities as of the end of each of the Fund’s last ten fiscal years, as applicable. The Fund senior securities during this time period are comprised of borrowings that constitute “senior securities” as defined in the Investment Company Act of 1940, as amended (1940 Act). The information in this table as of and for the fiscal years ended 2024 through 2015 has been audited by KPMG LLP, independent registered public accounting firm. The Funds’ audited financial statements, including the report of KPMG LLP thereon, and accompanying notes thereto, are included in this Annual Report.

NKX

	Institutional MuniFund Term Preferred (iMTP) Shares at the End of Period		MuniFund Preferred (MFP) Shares at the End of Period		Variable Rate Demand Preferred (VRDP) Shares at the End of Period
	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $ 5,000	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $ 100,000 (2)	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $ 100,000 (2)	Asset Coverage Per $ 1 Liquidation (3)
2024 (4)	$ 0	$ 0	$ 140,400	$ 258,511	$ 256,700	$ 258,511	$ 2.59

2024	$ 0	$ 0	$ 140,400	$ 259,461	$ 256,700	$ 259,461	$ 2.59

2023	$ 0	$ 0	$ 140,400	$ 255,434	$ 256,700	$ 255,434	$ 2.55

2022	$ 0	$ 0	$ 140,400	$ 271,751	$ 292,200	$ 271,751	$ 2.72

2021	$ 0	$ 0	$ 140,400	$ 281,045	$ 292,200	$ 281,045	$ 2.81

2020	$ 0	$ 0	$ 140,400	$ 289,705	$ 292,200	$ 289,705	$ 2.90

2019	$ 0	$ 0	$ 140,400	$ 266,617	$ 292,200	$ 266,617	$ 2.67

2018	$ 0	$ 0	$ 140,400	$ 268,438	$ 292,200	$ 268,438	$ 2.68

2017	$ 36,000	$ 13,468	$ 0	$ 0	$ 396,600	$ 269,359	$ 2.69

2016	$ 36,000	$ 16,775	$ 0	$ 0	$ 291,600	$ 335,490	$ 3.35

2015 (5)	$ 36,000	$ 16,612	$ 0	$ 0	$ 291,600	$ 332,230	$ 3.32

(1)

Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year and does not include any preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities, if applicable.

(2)

Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable), plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.

(3)	Includes all borrowings and preferred shares presented.
(4)	For the six months ended August 31, 2024. Prior to March 1, 2024, the Fund’s fiscal year end was February 28/29th.
(5)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

2015

NKX

Series 2015 (NKX PRC)

Ending Market Value Per Share	$0

Average Market Value Per Share	10.03 (6)

(6)	For the period June 9, 2014 (effective date of the Reorganizations) through December 29, 2014.

UNRESOLVED STAFF COMMENTS

The Fund believes that there are no material unresolved written comments, received 180 days or more before August 31, 2024, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or the Investment Company Act of 1940, or its registration statement.

Important Tax Information

(Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-Term Capital Gains

As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains

NAZ	$–

NKX	–

NCA	–

NAC	–

NXJ	–

NRK	–

NNY	–

NAN	–

NQP	–

Dividends Received Deduction (DRD) 1

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:

Fund	Percentage

NAZ	–%

NKX	–

NCA	–

NAC	–

NXJ	–

NRK	–

NNY	–

NAN	–

NQP	100.0

1 Exempt Interest Dividends are not DRD eligible.

Qualified Dividend Income (QDI) 1

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:

Fund	Percentage

NAZ	–%

NKX	–

NCA	–

NAC	–

NXJ	–

NRK	–

NNY	–

NAN	–

NQP	100.0

1 Exempt Interest Dividends are not QDI eligible.

Shareholder Meeting Report

(Unaudited)

The annual meeting of shareholders for NNY and NAN was held on August 8, 2024; at this meeting the shareholders were asked to elect Board Members.

The vote totals for NNY and NAN are set forth below:

	NNY	NAN
	Common Shares	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
Joanne T. Medero
For	15,645,289	22,113,871	–
Withhold	697,621	3,348,327	–
Total	16,342,910	25,462,198	–
Loren M. Starr
For	15,640,308	22,104,084	–
Withhold	702 602	3,358,114	–
Total	16,342,910	25,462,198	–
Matthew Thornton III
For	15,679,719	22,070,309	–
Withhold	663,191	3,391,889	–
Total	16,342,910	25,462,198	–
Albin F. Moschner
For	15,603,650	–	2,160
Withhold	739,260	–	–
Total	16,342,910	–	2,160
Margaret L. Wolff
For	–	–	2,160
Withhold	–	–	–
Total	–	–	2,160

The annual meeting of shareholders for NRK was held on August 15, 2024 for shareholders of record on April 18, 2024. At this meeting the common and preferred shareholders were asked to elect three Class III Trustees, including a choice between three nominees nominated by the existing Board of Trustees, and three nominees nominated by an activist shareholder. Preferred shareholders voting as a separate class were asked to elect two preferred Trustees. Additionally, shareholders were asked to vote on the ratification of the selection of independent registered public accounting firm and to vote on a shareholder proposal to terminate the Fund’s investment advisory agreement. Pursuant to the NRK’s By-Laws, because the number of persons nominated for election as Trustees exceeded the number of Trustees to be elected (i.e., a contested election), the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter was required to elect the Trustees. With respect to the election of Class III Trustees at the annual meeting, no Class III Trustee candidate received the required affirmative vote of holders of a majority of the outstanding common shares of the Fund. As a result, no Class III Trustees were elected at the annual meeting, and the current Class III Trustees continued to serve as holdover Trustees until the Fund’s 2025 annual meeting of shareholders or until their successors have been duly elected and qualified. Preferred Trustees were elected by preferred shareholders at the annual meeting. Shareholders voted to ratify the selection of the Fund’s independent registered public accounting firm at the annual meeting. Shareholders did not approve the shareholder proposal to terminate the Fund’s investment advisory agreement at the annual meeting.

The vote totals for NRK are set forth below:

	NRK
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
The vote results in the Election of Class III Trustees were as follows:
Joanne T. Medero*
For	20,234,677	–
Withhold	936,859	–
Abstain	536,138	–
Total	21,707,674	–
Loren M. Starr*
For	20,253,313	–
Withhold	939,376	–
Abstain	514,986	–
Total	21,707,675	–
Matthew Thornton III*
For	20,127,079	–
Withhold	1,024,492	–
Abstain	556,103	–
Total	21,707,674	–
Taylor Gettinger
For	24,263,764	–
Withhold	–	–
Abstain	389,350	–
Total	24,653,114	–
Mat V. Small
For	24,263,731	–
Withhold	–	–
Abstain	389,382	–
Total	24,653,113	–
Steven C. Weltz, Esq.
For	24,262,813	–
Withhold	–	–
Abstain	390,300	–
Total	24,653,113	–

Shareholder Meeting Report (Unaudited) (continued)

	NRK
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
The vote results in Board Members were as follows:

Albin F. Moschner
For	–	6,638
Withhold	–	–
Abstain	–	–
Total	–	6,638
Margaret L. Wolff
For	–	6,638
Withhold	–	–
Abstain	–	–
Total	–	6,638

To approve the ratification of the selection of the independent registered public accounting firm:

KPMG LLP (“KPMG”)
For	24,240,901	–
Withhold	21,107,086	–
Abstain	712,904	–
Total	46,060,891	–

To terminate the Fund’s investment advisory agreement:

For	25,786,533	–
Withhold	19,067,700	–
Abstain	1,506,658	–
Total	46,360,891	–

* Ms. Medero, Mr. Starr and Thornton III, incumbent Class III Trustees, will continue to serve as Class III Trustees until their successors are duly elected and qualify

Additional Fund Information

(Unaudited)

Board of Trustees

Joseph A. Boateng	Michael A. Forrester	Thomas J. Kenny	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson

Loren M. Starr	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	LLP	KPMG LLP	Computershare Trust Company,
Chicago, IL 60606	One Congress Street	Chicago, IL 60603	200 East Randolph Street	N.A.
	Suite 1		Chicago, IL 60601	150 Royall Street
	Boston, MA 02114-2016			Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAZ	NKX	NCA	NAC	NXJ
Common Shares Repurchased	0	0	0	0	0

		NRK	NNY	NAN	NQP
Common Shares Repurchased		0	0	0	0

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, are the residual interest in a tender option bond (TOB) trust, sometimes referred to as “inverse floaters”, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Pre-Refunded Bond/Pre-Refunding: Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Tax Obligation/General Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.

Tax Obligation/Limited Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Statement Regarding Basis for Approval of Investment Advisory Contract

(Unaudited)

Nuveen Arizona Quality Municipal Income Fund

Nuveen California AMT-Free Quality Municipal Income Fund

Nuveen California Municipal Value Fund

Nuveen California Quality Municipal Income Fund

Nuveen New Jersey Quality Municipal Income Fund

Nuveen New York AMT-Free Quality Municipal Income Fund

Nuveen New York Municipal Value Fund

Nuveen New York Quality Municipal Income Fund

Nuveen Pennsylvania Quality Municipal Income Fund

The Approval Process

At meetings held on April 18 and 19, 2024 (the “Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds approved, for their respective Fund, the renewal of the investment management agreement (each an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (“NFAL”; NFAL is an “Adviser”) pursuant to which NFAL serves as investment adviser to such Fund. Similarly, for each Fund, the Board approved the renewal of the sub-advisory agreement (each a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. The Board Members are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) and, therefore, the Board is deemed to be comprised of all disinterested Board Members. References to the Board and the Board Members are interchangeable. Below is a summary of the annual review process the Board undertook related to its most recent renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund.

In accordance with applicable law, following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements,” and NFAL and the Sub-Adviser are collectively, the “Fund Advisers” and each a “Fund Adviser.” In addition, the fund complex consists of the group of funds advised by NFAL (collectively referred to as the “Nuveen funds”) and the group of funds advised by Teachers Advisors, LLC (“TAL” and such funds are collectively, the “TC funds”). For clarity, NFAL serves as Adviser to the Nuveen funds, including the Funds, and TAL serves as “Adviser” to the TC funds. The Board Members considered that the prior separate boards of the TC funds and Nuveen funds were consolidated effective in January 2024. Accordingly, at the Meeting, the Board Members considered the review of the advisory agreements for the Nuveen funds as well as reviewed the investment management agreements for the TC funds. Depending on the appropriate context, references to “the Adviser” may be to NFAL with respect to the Nuveen funds and/or TAL with respect to the TC funds.

The Board Members considered the review of the advisory agreements of the Nuveen funds and the TC funds to be an ongoing process. The Board Members therefore employed the accumulated information, knowledge and experience they had gained during their tenure on the respective board of the TC funds or Nuveen funds (as the case may be) governing the applicable funds and working with the respective investment advisers and sub-advisers, as applicable, in their review of the advisory agreements for the fund complex.

During the course of the year prior to the Meeting, the Board and/or its committees received a wide variety of materials that covered a range of topics relevant to the Board’s annual consideration of the renewal of the advisory agreements, including reports on fund investment results over various periods; product initiatives for various funds; fund expenses; compliance, regulatory and risk management matters; trading practices, including soft dollar arrangements (as applicable); the liquidity and derivatives risk management programs; management of distributions; valuation of securities; payments to financial intermediaries (as applicable); securities lending (as applicable); overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also met periodically with and/or received presentations by key investment professionals managing a fund’s portfolio. In particular, at the Board meeting held on February 27-29, 2024 (the “February Meeting”), the Board and/or its Investment Committee received the annual performance review of the funds as described in further detail below. The presentations, discussions and meetings throughout the year also provide a means for the Board to evaluate and consider the level, breadth and quality of services provided by the Adviser and sub-advisers, as applicable, and how such services have changed over time in light of new or modified regulatory requirements, changes to market conditions or other factors.

In connection with its annual consideration of the advisory agreements, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of the advisory agreements. The materials provided at the Meeting and/or prior meetings covered a wide range of matters including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; the consolidation of the Nuveen fund family and TC fund family; a review of product actions advanced in 2023 for the benefit of particular funds and/or the fund complex; a review of each sub-adviser, if applicable, and/or applicable investment team; an analysis of fund performance with a focus on funds considered to have met certain challenged performance measurements; an analysis of the fees and expense ratios of the funds with a focus on funds considered to have certain expense characteristics; a list of management fee and, if applicable, sub-advisory fee schedules; a description of portfolio manager compensation; an overview of the primary and secondary markets for the Nuveen closed-end funds

Statement Regarding Basis for Approval of Investment Advisory Contract (Unaudited) (continued)

(including, among other things, premium or discount data and commentary regarding the leverage management, share repurchase and shelf offering programs during 2023); a description of the profitability and/or financial data of Nuveen, TAL and the sub-advisers; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the funds, as applicable. The Board also considered information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, comparing fee and expense levels of each respective fund to those of a peer universe.

The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the funds by the Board and its committees during the year. The Board’s review of the advisory agreements for the fund complex is based on all the information provided to the Board and its committees over time. The performance, fee and expense data and other information provided by a Fund Adviser, Broadridge or other service providers were not independently verified by the Board Members.

As part of their review, the Board Members and independent legal counsel met by videoconference in executive session on April 10, 2024 (the “April Executive Session”) to review and discuss materials provided in connection with their annual review of the advisory agreements for the fund complex. After reviewing this information, the Board Members requested, directly or through independent legal counsel, additional information, and the Board subsequently reviewed and discussed the responses to these follow-up questions and requests.

The Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives of management were present. In connection with their annual review, the Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.

The Board’s decisions to renew each Advisory Agreement were not based on a single identified factor, but rather each decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the annual review process. The contractual arrangements may reflect the results of prior year(s) of review, negotiation and information provided in connection with the Board’s annual review of the funds’ advisory arrangements and oversight of the funds. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the annual review process and may have placed different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund with particular focus on the services and enhancements or changes to such services provided during the last year. The Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the roles of NFAL and the Sub-Adviser in providing services to the Funds.

The Board considered that the Adviser provides a wide array of management, oversight and other services to manage and operate the applicable funds. The Board considered the Adviser’s and its affiliates’ dedication of resources, time, people and capital as well as continual program of improvement and innovation aimed at enhancing the funds and fund complex for investors and meeting the needs of an increasingly complex regulatory environment. In particular, over the past several years, the Board considered the significant resources, both financial and personnel, the Adviser and its affiliates have committed in working to consolidate the Nuveen fund family and TC fund family under one centralized umbrella. The Board considered that the organizational changes in bringing together Nuveen, its affiliates and TIAA’s (as defined below) asset management businesses, consolidating the Nuveen and TC fund families and other initiatives were anticipated to provide various benefits for the funds through, among other things, enhanced operating efficiencies, centralized investment leadership and a centralized shared resources and support model. As part of these efforts, the boards of the TC funds and Nuveen funds were consolidated effective in January 2024. In addition, in conjunction with these consolidation efforts, the Board approved at the Meeting changes to fee and breakpoint structures (as applicable) that could provide cost savings to participating funds, as described in further detail below.

The Board also reviewed information regarding other product actions undertaken or continued by management in the 2023 calendar year in seeking to improve the effectiveness of the organization, the product line-up as well as particular funds through, among other things, continuing to review and optimize the product line and gaining efficiencies through mergers and liquidations; reviewing and updating investment policies and benchmarks; implementing fee waivers and/or expense cap changes for certain funds; evaluating and adjusting portfolio management teams as appropriate for various funds; and developing policy positions on a broad range of regulatory proposals that may impact the funds and communicating with lawmakers and other regulatory authorities to help ensure these positions are considered. In its review, the Board considered that the funds operated in a highly regulated industry and the scope and complexity of the services and resources that the Adviser and its affiliates must provide to manage and operate the applicable funds have expanded over the years as a result of, among other things, regulatory, market and other developments, such as the adoption of the tailored shareholder report or the revised fund name rule.

In considering the breadth and quality of services the Adviser and its various teams provide, the Board considered that the Adviser provides investment advisory services. With respect to the Nuveen funds, such funds utilize sub-advisers to manage the portfolios of the funds subject to the supervision of NFAL. Accordingly, the Board considered that NFAL and its affiliates, among other things, oversee and review the performance of the respective sub-adviser and its investment team(s); evaluate Nuveen fund performance and market conditions; evaluate investment strategies and recommend changes thereto; set and manage distributions consistent with the respective Nuveen fund’s product design; oversee trade execution and, as applicable, securities lending; evaluate investment risks; and manage valuation matters. With respect to closed-end Nuveen funds, such services also include managing leverage; monitoring asset coverage levels for leveraged funds and compliance with rating agency criteria; providing capital management and secondary market services (such as implementing common share shelf offerings, capital return programs and common share repurchases); and maintaining a closed-end fund investor relations program. The Board considered that, with respect to such funds, management actively monitors any discount from net asset value per share at which the respective Nuveen fund’s common stock trades and evaluates potential avenues to mitigate the discount, including evaluating the level of distributions that the fund pays. The Board further considered that over the course of the 2023 calendar year, the Nuveen global public product team which supports the funds in the fund complex and their shareholders assessed the investment personnel across the investment leadership teams which resulted in additions or other modifications to the portfolio management teams of various funds. The Board also reviewed a description of the compensation structure applicable to certain portfolio managers.

In addition to the above investment advisory services, the Board further considered the extensive compliance, regulatory, administrative and other services the Adviser and its various teams or affiliates provide to manage and operate the applicable funds. Given the highly regulated industry in which the funds operate, the Board considered the breadth of the Adviser’s compliance program and related policies and procedures. The Board reviewed various initiatives the Adviser’s compliance team undertook or continued in 2023, in part, to address new regulatory requirements, support international business growth and product development, enhance international trading capabilities, enhance monitoring capabilities in light of the new regulatory requirements and guidance and maintain a comprehensive training program. The Board further considered, among other things, that other non-advisory services provided included, among other things, board support and reporting; establishing and reviewing the services provided by other fund service providers (such as a fund’s custodian, accountant, and transfer agent); risk management, including reviews of the liquidity risk management and derivatives risk management programs; legal support services; regulatory advocacy; and cybersecurity, business continuity and disaster recovery planning and testing.

Aside from the services provided, the Board considered the financial resources of the Adviser and/or its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the funds, including to enhance global talent, middle office systems, software and international and internal capabilities. The Board considered the access provided by the Adviser and its affiliates to a seed capital budget to support new or existing funds and/or facilitate changes for a respective fund. The Board considered the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times. The Board considered the overall reputation and capabilities of the Adviser and its affiliates and the Adviser’s continuing commitment to provide high quality services.

In its review, the Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the applicable funds, including entrepreneurial risks in sponsoring and supporting new funds and smaller funds and ongoing risks with managing the funds, such as investment, operational, reputational, regulatory, compliance and litigation risks.

With respect to the Funds, the Board considered the division of responsibilities between NFAL and the Sub-Adviser and considered that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of NFAL and the Board. The Board considered an analysis of the Sub-Adviser provided by NFAL which included, among other things, a summary of changes in the leadership teams and/or portfolio manager teams; the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time; and data reflecting product changes (if any) taken with respect to certain Nuveen funds. The Board considered that NFAL recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also considered a variety of investment performance data of the Funds. In this regard, the Board and/or its Investment Committee reviewed, among other things, performance of the Funds over the quarter, one-, three- and five-year periods ending December 31, 2023 and March 31, 2024. The Board performed its annual review of fund performance at its February Meeting and an additional review at the April Executive Session and also reviewed and discussed performance data at its other regularly scheduled quarterly meetings throughout the year. The Board therefore took into account the performance data, presentations and discussions (written and oral) that were provided at the Meeting and in prior meetings over time in evaluating fund performance, including management’s analysis of a fund’s performance with particular focus on funds that met certain challenged performance measurements as determined pursuant to a methodology approved by the Board or additional measurements as determined by management’s investment analysts. As various Nuveen funds have modified their portfolio teams and/or made significant changes to their portfolio strategies over time, the Board reviewed, among other things, certain tracking performance data over specific periods comparing performance before and after such changes.

The Board considered that performance data reflects performance over a specified period which may differ significantly depending on the ending dates selected, particularly during periods of market volatility. Further, the Board considered that shareholders may evaluate performance based on their own respective holding periods which may differ from the performance periods reviewed by the Board and lead to differing results.

In its evaluation, the Board reviewed fund performance results from different perspectives. In general, subject to certain exceptions, the Board reviewed both absolute and relative fund performance over the various time periods and considered performance results in light of a fund’s investment objective(s), strategies and risks. With respect to the relative performance, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”), subject to certain exceptions, and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In reviewing such comparative performance, the Board was cognizant of the inherent limitations of such data which can make meaningful performance comparisons generally difficult. As an illustration, differences in the composition of the Performance Peer Group, the investment objective(s), strategies, dates of fund inception and other characteristics of the peers in the Performance Peer Group, the level, type and cost of leverage (if any) of the peers, and the varying sizes of peers all may contribute to differences in the performance results of a Performance Peer Group compared to the applicable fund. With respect to relative performance of a fund compared to a benchmark index, differences, among other things, in the investment objective(s) and strategies of a fund and the benchmark (particularly an

Statement Regarding Basis for Approval of Investment Advisory Contract (Unaudited) (continued)

actively managed fund that does not directly follow an index) as well as the costs of operating a fund would necessarily contribute to differences in performance results and limit the value of the comparative performance information. To assist the Board in its review of the comparability of the relative performance, management generally has ranked the relevancy of the Performance Peer Groups to the Funds as low, medium or high. In its review of relative performance, the Board considered a Fund’s performance relative to its Performance Peer Group, among other things, by evaluating its quartile ranking with the 1st quartile representing the top performing funds within the Performance Peer Group and the 4th quartile representing the lowest performing funds.

The Board also considered that secondary market trading of shares of the Nuveen closed-end funds also continues to be a priority for the Board given its importance to shareholders, and therefore, the Board and/or its Closed-end Fund committee reviews certain performance data reflecting, among other things, the premiums and discounts at which the shares of the Nuveen closed-end funds have traded at various periods throughout the year. In its review, the Board considers, among other things, changes to investment mandates and guidelines, distribution policies, leverage levels and types; share repurchases and similar capital market actions; and effective communications programs to build greater awareness and deepen understanding of closed-end funds. As applicable, the Board considered the impact of leverage on a Nuveen fund’s performance. The Board further considered that performance results should include the distribution yields of funds that seek to provide income as part of their investment objective(s) to shareholders. In this regard, the Board considered that the use of leverage by various funds may have detracted from total return performance of such funds over various periods in current market conditions, but the leverage also was accretive in providing higher levels of income.

The Board evaluated performance in light of various relevant factors which may include, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. The Board considered that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could disproportionately affect performance. Further, the Board considered that market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Although the Board reviews short-, intermediate- and longer-term performance data, the Board considered that longer periods of performance may reflect full market cycles.

In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. In evaluating performance, the Board focused particular attention on funds with less favorable performance records. However, depending on the facts and circumstances, including any differences between the respective fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark and/or peer group for certain periods. With respect to any funds for which the Board has identified performance issues, the Board seeks to monitor such funds more closely until performance improves, discuss with the Adviser the reasons for such results, consider whether any steps are necessary or appropriate to address such issues, discuss and evaluate the potential consequences of such steps and review the results of any steps undertaken.

The performance determinations with respect to each Fund are summarized below.

•

For Nuveen Arizona Quality Municipal Income Fund, the Board considered that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2023, the Fund outperformed its benchmark for the one-year period ended December 31, 2023 and ranked in the third quartile of its Performance Peer Group for the one-year period, second quartile for the three-year period and first quartile for the five-year period ended December 31, 2023. In addition, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2024, the Fund ranked in the third quartile of its Performance Peer Group for the one- and three-year periods and second quartile for the five-year period ended March 31, 2024. In its review, the Board considered that the Performance Peer Group was classified as low for relevancy. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

•

For Nuveen California AMT-Free Quality Municipal Income Fund, the Board considered that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2023 and March 31, 2024, the Fund outperformed its benchmark for the one-year periods ended December 31, 2023 and March 31, 2024. In addition, the Fund ranked in the third quartile of its Performance Peer Group for the one- and three-year periods and second quartile for the five-year period ended December 31, 2023. Further, the Fund ranked in the second quartile of its Performance Peer Group for the one- and five-year periods and third quartile for the three-year period ended March 31, 2024. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

•

For Nuveen California Municipal Value Fund, the Board considered that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2023 and March 31, 2024, the Fund outperformed its benchmark for the one-year periods ended December 31, 2023 and March 31, 2024. In addition, although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2023, the Fund ranked in the first quartile for the three- and five-year periods ended December 31, 2023. Further, the Fund ranked in the second quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods ended March 31, 2024. In its review, the Board considered that the Performance Peer Group was classified as low for relevancy. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

•

For Nuveen California Quality Municipal Income Fund, the Board considered that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2023 and March 31, 2024, the Fund outperformed its benchmark for the one-year periods ended December 31, 2023 and March 31, 2024. In addition, although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2023, the Fund ranked in the third quartile for the three- and five-year periods ended December 31, 2023. Further, the Fund ranked in the second quartile of its Performance Peer Group for the one-year period and third quartile for the three- and five-year periods ended March 31, 2024. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

•

For Nuveen New Jersey Quality Municipal Income Fund, the Board considered that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2023, the Fund outperformed its benchmark for the one-year period ended December 31, 2023 and ranked in the third quartile of its Performance Peer Group for the one- and three-year periods and second quartile for the five-year period ended December 31, 2023. In addition, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2024, the Fund ranked in the third quartile of its Performance Peer Group for the one- and three-year periods and second quartile for the five-year period ended March 31, 2024. In its review, the Board considered that the Performance Peer Group was classified as low for relevancy. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

•

For Nuveen New York AMT-Free Quality Municipal Income Fund, the Board considered that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2023 and March 31, 2024, the Fund outperformed its benchmark for the one-year periods ended December 31, 2023 and March 31, 2024. In addition, the Fund ranked in the third quartile of its Performance Peer Group for the one- and three-year periods and second quartile for the five-year period ended December 31, 2023. Further, the Fund ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2024. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

•

For Nuveen New York Municipal Value Fund, the Board considered that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2023 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2023, the Fund ranked in the first quartile for the three- and five- year periods ended December 31, 2023. In addition, although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2024, the Fund outperformed its benchmark for the one-year period ended March 31, 2024 and ranked in the second quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods ended March 31, 2024. In its review, the Board considered that the Performance Peer Group was classified as low for relevancy. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

•

For Nuveen New York Quality Municipal Income Fund, the Board considered that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2023 and March 31, 2024, the Fund outperformed its benchmark for the one-year periods ended December 31, 2023 and March 31, 2024. In addition, the Fund ranked in the second quartile of its Performance Peer Group for the one- and five-year periods and third quartile for the three-year period ended December 31, 2023. Further, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and second quartile for the three- and five-year periods ended March 31, 2024. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

•

For Nuveen Pennsylvania Quality Municipal Income Fund, the Board considered that although the Fund’s performance was below the performance of its benchmark for the three-year period ended December 31, 2023, the Fund outperformed its benchmark for the one- and five-year periods ended December 31, 2023 and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2023. In addition, although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2024, the Fund outperformed its benchmark for the one-year period ended March 31, 2024 and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2024. In its review, the Board considered that the Performance Peer Group was classified as low for relevancy. On the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective(s) and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.

Statement Regarding Basis for Approval of Investment Advisory Contract (Unaudited) (continued)

C. Fees, Expenses and Profitability

1.	Fees and Expenses

As part of its annual review, the Board generally reviewed, among other things, with respect to the Nuveen closed-end funds, the contractual management fee and the actual management fee (i.e., the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also reviewed information about other expenses and the total operating expense ratio of each Fund (after any fee waivers and/or expense reimbursements). More specifically, the Board Members reviewed, among other things, each Fund’s management fee rates and net total expense ratio in relation to similar data for a comparable universe of funds (the “Expense Universe”) established by Broadridge. The Board Members reviewed the methodology Broadridge employed to establish its Expense Universe and considered that differences between the applicable fund and its respective Expense Universe as well as changes to the composition of the Expense Universe from year to year, may limit some of the value of the comparative data. The Board Members also considered that it can be difficult to compare management fees among funds as there are variations in the services that are included for the fees paid. The Board Members took these limitations and differences into account when reviewing comparative peer data.

The Board Members also considered a Fund’s operating expense ratio as it more directly reflected a shareholder’s total costs in investing in the respective fund. In their review, the Board Members considered, in particular, each fund with a net total expense ratio (based on common assets and excluding investment-related costs such as the costs of leverage and taxes for closed-end funds) meeting certain expense or fee criteria when compared to its Expense Universe and an analysis as to the factors contributing to each such fund’s relative net total expense ratio. In addition, although the Board reviewed a fund’s net total expense ratio both including and excluding investment- related expenses (e.g., leverage costs) for certain of the closed-end funds, the Board considered that leverage expenses will vary across funds and peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net total expense ratio and fees excluding investment-related costs and taxes for the closed-end funds. The Board also considered that the use of leverage for closed-end funds may create a conflict of interest for NFAL and the applicable sub-adviser given the increase of assets from leverage upon which an advisory or sub-advisory fee is based. The Board Members considered, however, that NFAL and the sub-advisers (as applicable) would seek to manage the potential conflict by recommending to the Board to leverage the applicable fund or increase such leverage when NFAL and/or a sub- adviser, as applicable, has determined that such action would be in the best interests of the respective fund and its common shareholders and by periodically reviewing with the Board the fund’s performance and the impact of the use of leverage on that performance.

The Board Members also considered, in relevant part, a Fund’s management fee and net total expense ratio in light of the Fund’s performance history, including reviewing certain funds identified by management and/or the Board as having a higher net total expense ratio or management fee compared to their respective peers coupled with experiencing periods of challenged performance and considering the reasons for such comparative positions.

In their evaluation of the fee arrangements for the Funds, the Board Members also reviewed the management fee schedules and the expense reimbursements and/or fee waivers agreed to by the Adviser for the respective fund (if any). In its review, the Board considered that the management fees of the Nuveen funds were generally comprised of two components, a fund-level component and a complex-level component, each with its own breakpoint schedule, subject to certain exceptions. As indicated above, the Board approved a revised fee schedule which would reduce and streamline the asset thresholds necessary to meet breakpoints in the complex-level fee component. The Board considered that management anticipated approximately $50 million in savings for Nuveen fund shareholders as a result of the revised fee schedule as well as additional estimated savings over time. The Board further considered management’s representation that there will be no increase to any Nuveen fund’s respective advisory agreement fee rate as a result of the revised complex-level fee schedule.

In its review, the Board considered that across the Nuveen fund and TC fund complex, management estimated that fund-level breakpoints resulted in approximately $82.5 million in reduced fees overall in 2023. In addition, the Board considered that management determined that the Nuveen funds achieved additional fee reductions of approximately $49 million due to the complex-wide management fee structure in 2023.

With respect to the Sub-Adviser, the Board also considered, among other things, the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund. In its review, the Board considered that the compensation paid to the Sub-Adviser is the responsibility of NFAL, not the Funds.

The Board’s considerations regarding the comparative fee data for each of the Funds are set forth below.

•

For Nuveen Arizona Quality Municipal Income Fund, the Fund’s contractual management fee rate, actual management fee rate and net total expense ratio either matched or were below the Expense Universe median. In its review, the Board, however, also considered the composition of the Expense Universe, which included only two peers unaffiliated with Nuveen funds.

•

For Nuveen California AMT-Free Quality Municipal Income Fund, although the Fund’s actual management fee rate was slightly above (within 5 basis points of) the Expense Universe median, the Fund’s contractual management fee rate matched and net total expense ratio was below the Expense Universe median.

•	For Nuveen California Municipal Value Fund, the Fund’s contractual management fee rate, actual management fee rate and net total expense ratio were below the Expense Universe median.

•

For Nuveen California Quality Municipal Income Fund, although the Fund’s net total expense ratio was above the Expense Universe median, the Fund’s contractual management fee rate matched and the actual management fee rate was below the Expense Universe median. In its review, the Board considered that, among other things, differences in the Fund’s investment characteristics relative to those of the peers, differences in scale among the peers and the limited number of state municipal peers contributed to the higher relative net total expense ratio.

•

For Nuveen New Jersey Quality Municipal Income Fund, although the Fund’s actual management fee rate and net total expense ratio were above the Expense Universe median, the Fund’s contractual management fee rate was slightly above (within 5 basis points of) the Expense Universe median. In its review, the Board, however, considered that the fee differential was due, in part, to the composition of the Expense Universe, which contained only one peer other than the Fund, and the size of the Fund.

•

For Nuveen New York AMT-Free Quality Municipal Income Fund, although the Fund’s contractual management fee rate and actual management fee rate were slightly above (within 5 basis points of) the Expense Universe median, the Fund’s net total expense ratio was generally in-line with the Expense Universe median.

•	For Nuveen New York Municipal Value Fund, the Fund’s contractual management fee rate, actual management fee rate and net total expense ratio were below the Expense Universe median.

•

For Nuveen New York Quality Municipal Income Fund, the Fund’s contractual management fee rate, actual management fee rate and net total expense ratio were slightly above (within 5 basis points of) the Expense Universe median.

•

For Nuveen Pennsylvania Quality Municipal Income Fund, although the Fund’s actual management fee rate was above the Expense Universe median, the Fund’s contractual management fee rate and net total expense ratio were slightly above (within 5 basis points of) the Expense Universe median. In its review, the Board, however, considered that the fee differential was due, in part, to the composition of the Expense Universe, which included only two peers other than the Fund.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In evaluating the appropriateness of fees, the Board also considered that the Adviser, affiliated sub-advisers and/or their affiliate(s) provide investment management services to other types of clients which may include: separately managed accounts, retail managed accounts, foreign funds (UCITS), other investment companies (as sub-advisers), limited partnerships and collective investment trusts. The Board reviewed the equal weighted average fee or other fee data for the other types of clients managed in a similar manner to certain of the Nuveen funds and TC funds. The Board considered the Adviser’s rationale for the differences in the management fee rates of the funds compared to the management fee rates charged to these other types of clients. In this regard, the Board considered that differences, including but not limited to, the amount, type and level of services provided by the Adviser to the funds compared to that provided to other clients as well as differences in investment policies; regulatory, disclosure and governance requirements; servicing relationships with vendors; the manner of managing such assets; product structure; investor profiles; and account sizes all may contribute to variations in relative fee rates. Further, differences in the client base, governing bodies, distribution, jurisdiction and operational complexities also would contribute to variations in management fees assessed the funds compared to foreign fund clients. In addition, differences in the level of advisory services required for passively managed funds also contribute to differences in the management fee levels of such funds compared to actively managed funds. As a general matter, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board considered the wide range of services in addition to investment management that the Adviser had provided to the funds compared to other types of clients as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. The Board further considered that a sub-adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded that the varying levels of fees were reasonable given, among other things, the more extensive services, regulatory requirements and legal liabilities, and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company compared to that required in advising other types of clients.

3.	Profitability of Fund Advisers

In their review, the Board Members considered various profitability data relating to the Fund Advisers’ services to the Nuveen funds.

With respect to the Nuveen funds, the Board Members reviewed the estimated profitability information of Nuveen as a result of its advisory services to the Nuveen funds overall as well as profitability data of certain other asset management firms. Such profitability information included, among other things, gross and net revenue margins (excluding distribution) of Nuveen Investments, Inc. (“Nuveen Investments”) for services to the Nuveen funds on a pre-tax and after-tax basis for the 2023 and 2022 calendar years as well as the revenues earned (less any expense reimbursements/fee waivers) and expenses incurred by Nuveen Investments for its advisory activities to the Nuveen funds (excluding distribution) for the 2023 and 2022 calendar years. The Board Members also considered the rationale for the change in Nuveen’s profitability from 2022 to 2023. In addition, the Board reviewed the revenues, expenses and operating margin (pre- and after-tax) NFAL derived from its exchange-traded fund product line for the 2023 and 2022 calendar years.

Statement Regarding Basis for Approval of Investment Advisory Contract (Unaudited) (continued)

In developing the profitability data, the Board Members considered the subjective nature of calculating profitability as the information is not audited and is necessarily dependent on cost allocation methodologies to allocate expenses throughout the complex and among the various advisory products. Given there is no single universally recognized expense allocation methodology and that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results, the Board reviewed, among other things, a description of the cost allocation methodologies employed to develop the financial information, a summary of the refinements Nuveen had made to the methodology that had occurred over the years from 2010 through 2021 to provide Nuveen’s profitability analysis, and a historical expense analysis of Nuveen Investments’ revenues, expenses and pre-tax net revenue margins derived from its advisory services to the Nuveen funds (excluding distribution) for the calendar years from 2017 through 2023. The Board of the Nuveen funds had also appointed two Board Members to serve as the Board’s liaisons to meet with representatives of NFAL and review the development of the profitability data and to report to the full Board.

In addition, the Board considered certain comparative operating margin data. In this regard, the Board reviewed the operating margins of Nuveen Investments compared to the adjusted operating margins of a peer group of asset management firms with publicly available data and the most comparable assets under management (based on asset size and asset composition) to Nuveen. The Board considered that the operating margins of the peers were adjusted generally to address that certain services provided by the peers were not provided by Nuveen. The Board also reviewed, among other things, the net revenue margins (pre-tax) of Nuveen Investments on a company-wide basis and the net revenue margins (pre-tax) of Nuveen Investments derived from its services to the Nuveen funds only (including and excluding distribution) compared to the adjusted operating margins of the peer group for each calendar year from 2014 to 2023. In their review of the comparative data, the Board Members considered the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from the profitability data, the Board considered that NFAL and TAL are affiliates of Teachers Insurance and Annuity Association of America (“TIAA”). NFAL is a subsidiary of Nuveen, LLC, the investment management arm of TIAA, and TAL is an indirect wholly owned subsidiary of TIAA. Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2023 and 2022 calendar years to consider the financial strength of TIAA. The Board considered the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also considered the reinvestments the Adviser, its parent and/or other affiliates made into their business through, among other things, the investment of seed capital in certain funds, initiatives in international expansion, investments in infrastructure and continued investments in enhancements to technological capabilities.

The Board Members considered the profitability of the Sub-Adviser from its relationships with the respective Nuveen funds. In this regard, the Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and after-tax) for its advisory activities to the respective Nuveen funds for the calendar years ended December 31, 2023 and December 31, 2022. The Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and after-tax) grouped by similar types of funds (such as municipal, taxable fixed income, equity, real assets and index/asset allocation) for the Sub-Adviser for the calendar years ending December 31, 2023 and December 31, 2022.

In evaluating the reasonableness of the compensation, the Board Members also considered the indirect benefits NFAL or the Sub-Adviser received that were directly attributable to the management of the applicable funds as discussed in further detail below. Based on its review, the Board was satisfied that each Fund Adviser’s level of profitability from its relationship with each Nuveen fund was not unreasonable over various time frames in light of the nature, extent and quality of services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the funds in the fund complex, including the Funds, whether these economies of scale have been appropriately shared with such funds and whether there is potential for realization of further economies of scale. Although the Board considered that economies of scale are difficult to measure with any precision and the rates at which certain expenses are incurred may not decline with a rise in assets, the Board considered that there are various methods that may be employed to help share the benefits of economies of scale, including, among other things, through the use of breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of funds at scale at inception and investments in the Adviser’s business which can enhance the services provided to the applicable funds for the fees paid. The Board considered that the Adviser has generally employed one or more of these various methods among the applicable funds.

In this regard, the Board considered, as noted above, that the management fee of NFAL generally was comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. With this structure, the Board considered that the complex-level breakpoint schedule was designed to deliver the benefits of economies of scale to shareholders when the assets of eligible funds in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined, and the fund-level breakpoint schedules were designed to share economies of scale with shareholders if the particular fund grows. The Board reviewed the fund-level and complex-level fee schedules. As summarized above, the Board approved a new complex-level breakpoint schedule which would simplify and reduce the complex-level fee rates at various thresholds and expanded the eligible funds whose assets would be included in calculating the complex-level fee, effective May 1, 2024. Among other things, the assets of certain TC funds advised by TAL would be phased into the calculation of the complex-wide assets in determining the complex-level fee over a ten-year period. The Board considered the cost savings and additional potential sharing of economies of scale as a result of the reduced complex-level breakpoint schedule and the additional assets from more eligible funds in calculating the assets of the complex for determining the complex-level fee component. The Board reviewed the projected shareholder savings derived from such modifications over a ten-year period from 2024 to 2033. The Board considered management’s representation that there will be no increase to any fund’s respective advisory agreement fee rate.

The Board also considered that with respect to Nuveen closed-end funds, although closed-end funds may make additional share offerings from time to time, the closed-end funds have a more limited ability to increase their assets because the growth of their assets will occur primarily from the appreciation of their investment portfolios.

The Board Members also considered the continued reinvestment in Nuveen/TIAA’s business to enhance its capabilities and services to the benefit of its various clients. The Board understood that many of these investments were not specific to individual funds, but rather incurred across a variety of products and services pursuant to which the family of funds as a whole may benefit. The Board further considered that the Adviser and its affiliates have provided certain additional services, including, but not limited to, services required by new regulations and regulatory interpretations, without raising advisory fees to the funds, and this was also a means of sharing economies of scale with the funds and their shareholders. The Board considered the Adviser’s and/or its affiliates’ ongoing efforts to streamline the product line-up, among other things, to create more scaled funds which may help improve both expense and trading economies.

Based on its review, the Board was satisfied that the current fee arrangements together with the reinvestment in management’s business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Board Members received and considered information regarding various indirect benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the funds in the fund complex, including the Funds. These benefits included, among other things, economies of scale to the extent the Adviser or its affiliates share investment resources and/or personnel with other clients of the Adviser. The funds may also be used as investment options for other products or businesses offered by the Adviser and/or its affiliates, such as variable products, fund of funds and 529 education savings plans, and affiliates of the Adviser may serve as sub-advisers to various funds in which case all advisory and sub-advisory fees generated by such funds stay within Nuveen.

The Board considered that an affiliate of the Adviser received compensation in 2023 for serving as an underwriter on shelf offerings of existing Nuveen closed-end funds and reviewed the amounts paid for such services in 2023 and 2022. In addition, the Board Members considered that the Adviser and Sub-Adviser may utilize soft dollar brokerage arrangements attributable to the respective funds to obtain research and other services for any or all of their clients, although the Board Members also considered reimbursements of such costs by the Adviser and/or Sub-Adviser.

The Adviser and its affiliates may also benefit from the advisory relationships with the funds in the fund complex to the extent this relationship results in potential investors viewing the TIAA group of companies as a leading retirement plan provider in the academic and nonprofit market and a single source for all their financial service needs. The Adviser and/or its affiliates may further benefit to the extent that they have pricing or other information regarding vendors the funds utilize in establishing arrangements with such vendors for other products.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable in light of the services provided.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed for an additional one-year period.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Independent Trustees:

Joseph A. Boateng 1963 730 Third Avenue New York, NY 10017	Board Member	2024 Class II	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002–2006); Board Member, Lumina Foundation (since 2019) and Waterside School (since 2021); Board Member (2012–2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2019), The Seattle Foundation; Trustee (2018–2023), the College Retirement Equities Fund; Manager (2019–2023), TIAA Separate Account VA-1.	210

Michael A. Forrester 1967 730 Third Avenue New York, NY 10017	Board Member	2024 Class I	Formerly, Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007–2023).	210

Thomas J. Kenny 1963 730 Third Avenue New York, NY 10017	Co-Chair and Board Member	2024 Class I	Formerly, Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management; Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021–2022) and Finance Committee Chair (2016–2022), Sansum Clinic; formerly, Advisory Board Member (2017–2019), B’Box; formerly, Member (2011–2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012–2020), Cottage Health System; formerly, Board member (2009–2019) and President of the Board (2014–2018), Crane Country Day School; Trustee (2011– 2023) and Chairman (2017–2023), the College Retirement Equities Fund; Manager (2011–2023) and Chairman (2017–2023), TIAA Separate Account VA-1.	216

Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).	216

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	216

Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	216

John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Formerly, Member of Board of Directors of Core12 LLC (2008– 2023) (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of The President’s Council of Fordham University (2010–2019); formerly, Director of the Curran Center for Catholic American Studies (2009–2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012–2014); formerly, Trustee and Chairman of the Board of Trustees of Marian University (2010–2013); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007–2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	216

Loren M. Starr 1961 730 Third Avenue New York, NY 10017	Board Member	2024 Class III	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd.; Director (since 2023) and Audit Committee member (since 2024), AMG; formerly, Chair and Member of the Board of Directors (2014–2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014–2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022–2023).	215

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	216

Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Formerly, a Co–Founding Partner, Promus Capital (investment advisory firm) (2008–2017); formerly, Director, Quality Control Corporation (manufacturing) (2012–2021); Chair and Member of the Board of Directors (since 2021), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017–2022), Mather Foundation Board (philanthropy); formerly, Member (2005–2016), Chicago Fellowship Board (philanthropy); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010–2019); formerly, Director, LogicMark LLC (health services) (2012–2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008–2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004–2007); Executive Vice President, Quantitative Management & Securities Lending (2000–2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005–2007), Northern Trust Global Investments Board (2004–2007), Northern Trust Japan Board (2004–2007), Northern Trust Securities Inc. Board (2003– 2007) and Northern Trust Hong Kong Board (1997–2004).	216

Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005- 2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022) of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011- 2015) of the Board of Trustees of Mt. Holyoke College.	216

Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Co-Chair and Board Member	2017 Class I	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	216

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:

David J. Lamb 1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer (Principal Executive Officer)	2015	Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and Nuveen; has previously held various positions with Nuveen.

Brett E. Black 1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Jeremy D. Franklin 1983 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2024	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund.

Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 1982 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2023	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director of Nuveen Securities, LLC.

Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA- CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, Teacher Advisors LLC, TIAA-CREF Investment Management, LLC, and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director, Mutual Fund Tax and Expense Administration of Nuveen, TIAA- CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1 and the College Retirement Equities Fund; Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with TIAA.

Mary Beth Ramsay 1965 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2024	Chief Risk Officer, Nuveen and TIAA Financial Risk; Head of Nuveen Risk & Compliance; Executive Vice President, Teachers Insurance and Annuity Association of America; Executive Vice President, TIAA Separate Account VA-1 and the College Retirement Equities Fund; formerly, Senior Vice President, Head of Sales and Client Solutions (2019-2022) and U.S. Chief Pricing Actuary (2016-2019), SCOR Global Life Americas; Member of the Board of Directors of Society of Actuaries.

William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director of Nuveen.

E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller (Principal Financial Officer)	2019	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the College Retirement Equities Fund; has previously held various positions with TIAA.

Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.

Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

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Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com EAN-A-0824P 3855708-INV-Y-10/25

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. Upon request, a copy of the registrant’s code of ethics is available without charge by calling 800-257-8787.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) had determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The members of the registrant’s audit committee that have been designated as audit committee financial experts are Joseph A. Boateng, Albin F. Moschner, John K. Nelson, Loren M. Starr and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023).

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and member of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

Item 4.	Principal Accountant Fees and Services.

Nuveen New Jersey Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s fiscal period ended August 31, 2024 and fiscal year ended February 29, 2024. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended[5]	Audit Fees Billed to Fund[1]	Audit-Related Fees Billed to Fund[2]	Tax Fees Billed to Fund[3]	All Other Fees Billed to Fund[4]
August 31, 2024	$26,600	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

February 29, 2024	$26,600	$3,625	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

4

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

5	FYE changed from 2/29 to 8/31.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal period ended August 31, 2024 and fiscal year ended February 29, 2024.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
August 31, 2024	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

February 29, 2024	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s fiscal period ended August 31, 2024 and fiscal year ended February 29, 2024 for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s fiscal period ended August 31, 2024 to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
August 31, 2024	$0	$0	$0	$0
February 29, 2024	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both the fiscal period ended August 31, 2024 and fiscal year ended February 29, 2024 represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal period were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

Item 4(i) and Item 4(j) are not applicable to the registrant.

Item 5.	Audit Committee of Listed Registrants.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Albin F. Moschner, John K. Nelson, Chair, Loren M. Starr, Margaret L. Wolff and Robert L. Young.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Portfolio of Investments filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

See Statement Regarding Basis for Approval of Investment Advisory Contract in Item 1.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

(a)(1) Portfolio Manager Biographies

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Paul Brennan, CFA, is a portfolio manager for a number of tax-exempt fixed income portfolios at Nuveen. He also oversees several national and state-specific municipal closed-end funds. Paul also has responsibility for tax-exempt open-end funds that allocate to both investment grade and high yield municipals. He began his career in the investment industry in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994. He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial. Previously, he audited mutual funds and investment advisors as a member of Deloitte & Touche’s audit group. He earned his B.S. in Accountancy and Finance from Wright State University. He is a registered CPA (inactive) and a member of the American Institute of Certified Public Accountants. He also holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA institute.

Steven M. Hlavin is a Managing Director and portfolio manager at Nuveen. As a member of the High Yield Municipal Portfolio Management Team, he is responsible for supporting all High Yield Municipal strategies and is specifically responsible for managing the Enhanced High Yield Municipal Bond, High Yield Municipal Opportunities LP, Municipal Opportunities and Short Duration High Yield Municipal Bond Strategies. He oversees a number of state-specific, tax-exempt portfolios including the Kansas Municipal Bond, Louisiana Municipal Bond and Wisconsin Municipal Bond Strategies. He is also responsible for the tender option bond/inverse floating rate program used by some of the firm’s closed-end and open-end funds. Steven began his career with Nuveen in 2003, also working as a senior analyst responsible for risk management and performance measurement processes, developing yield curve strategies and portfolio optimization techniques. He received his B.A. in Finance and Accounting and an M.B.A. in Finance from Miami University.

(a)(2) Other Accounts Managed by Portfolio Managers

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	15	$29.41 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	5	$96.79 million

Steven M. Hlavin	Registered Investment Company	12	$19.05 billion
	Other Pooled Investment Vehicles	1	$394.74 million
	Other Accounts	0	$0

*	Assets are as of August 31, 2024. None of the assets in these accounts are subject to an advisory fee based on performance.

Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

(a)(3) Fund Manager Compensation

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

(a)(4) Beneficial Ownership of NXJ Securities

As of August 31, 2024, the portfolio managers beneficially owned the following dollar range of equity securities issued by the Fund.

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Paul Brennan	X

Steven M. Hlavin	X

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period*	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d)* Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
September 1-30, 2023	31,652	10.9442	31,652	3,895,000

October 1-31, 2023	0	0.0000	0	3,895,000

November 1-30, 2023	0	0.0000	0	3,895,000

December 1-31, 2023	0	0.0000	0	3,895,000

January 1-31, 2024	0	0.0000	0	3,895,000

February 1-29, 2024	0	0.0000	0	4,120,000

March 1-31, 2024	0	0.0000	0	4,120,000

April 1-30, 2024	0	0.0000	0	4,120,000

May 1-31, 2024	0	0.0000	0	4,120,000

June 1-30, 2024	0	0.0000	0	4,120,000

July 1-31, 2024	0	0.0000	0	4,120,000

August 1-31, 2024	0	0.0000	0	4,120,000

TOTAL	31,652

*

The registrant’s repurchase program, for the repurchase of 4,145,000 shares, was authorized on February 14th, 2023. The program was reauthorized for a maximum repurchase amount of 4,120,000 shares on February 28th, 2024. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable because the code of ethics is available, upon request and without charge, by calling 800-257-8787 and there were no amendments during the period covered by this report.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Change in the registrant’s independent public accountant. Filed herewith.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nuveen New Jersey Quality Municipal Income Fund

Date: November 7, 2024	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: November 7, 2024	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: November 7, 2024	By:	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)